As filed with the Securities and Exchange Commission on October 18, 2002.
                                           Registration Statement No. 333-[____]

================================================================================
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                            ------------------------

                                    Form S-3
                          Registration Statement under
                           the Securities Act of 1933

                            ------------------------

                         Accredited Mortgage Loan Trusts
                           (Issuer of the Securities)

                            ------------------------

                          Accredited Home Lenders, Inc.
                    (Sponsor of the trusts described herein)
     California        15030 Avenue of Science, Suite 100        33-0426859
                           San Diego, California 92128
                                 (858) 676-2100
   (Jurisdiction)       (Address, including zip code and    (Identification No.)
                      telephone number including area code
                         of principal executive office)

                            ------------------------
                                James A. Konrath
                             Chief Executive Officer
                          Accredited Home Lenders, Inc.
                       15030 Avenue of Science, Suite 100
                           San Diego, California 92128
                                 (858) 676-2100

  (Name, address, including zip code and telephone number, including area code, of agent for service)

                                   COPIES TO:

David E. Hertzel, Esq.                Ray W. McKewon                        Christopher DiAngelo, Esq.
General Counsel                       Executive Vice President              Dewey Ballantine LLP
Accredited Home Lenders, Inc.         Accredited Home Lenders, Inc.         1301 Avenue of the Americas
15030 Avenue of Science, Suite 100    15030 Avenue of Science, Suite 100    New York, New York 10019
San Diego, California 92128           San Diego, California 92128           (212) 259-8000
(858) 676-2100                        (858) 676-2100

                            ------------------------

      Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement, as determined by market conditions.

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1993, check the following box. |X|

      If this Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. |_|

      If this Form is filed as post-effective amendment filed pursuant to Rule 462 (c) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. |_|

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         Calculation of Registration Fee

-----------------------------------------------------------------------------------------------
    Title of      Amount to be      Proposed Maximum      Proposed Maximum       Amount of
 Securities to     Registered     Aggregate Price Per    Aggregate Offering   Registration Fee
 be Registered                          Unit (1)              Price (1)
-----------------------------------------------------------------------------------------------
Mortgage Loan
Asset Backed
Securities......   $1,000,000             100%               $1,000,000             $92
-----------------------------------------------------------------------------------------------

      (1) Estimated solely for the purpose of calculating the registration fee.

                            ------------------------

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that his Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                 SUBJECT TO COMPLETION, DATED OCTOBER 18, 2002

PROSPECTUS

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

--------------------------------------------------------------------------------

                          ACCREDITED HOME LENDERS, INC.
                             ASSET-BACKED SECURITIES
                              (ISSUABLE IN SERIES)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      You should read the section entitled "Risk Factors" starting on page [__] of this prospectus before making a decision to invest in the securities.

      Retain this prospectus for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by the prospectus supplement relating to the offering of the securities.

--------------------------------------------------------------------------------

      The Securities:

o     will be issued in one or more classes,

o     will consist of either asset-based notes or asset-backed certificates,

o will be issued by a trust or other special purpose entity established by the sponsor,

o will be backed by one or more pools of mortgage loans held by the issuer, and

o may have one or more forms of credit enhancement, such as insurance policies or reserve funds.

--------------------------------------------------------------------------------
      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                          ACCREDITED HOME LENDERS, INC.
                The date of this prospectus is [_________, 2002]

                                TABLE OF CONTENTS

Summary of Prospectus..........................................................1
Risk Factors...................................................................4
Description of the Securities..................................................9
Payments of Interest...........................................................9
Payments of Principal.........................................................10
Final Scheduled Distribution Date.............................................10
Optional Redemption, Mandatory Redemption.....................................10
Weighted Average Life of the Securities.......................................11
Use of Notional Amounts.......................................................11
Form of Securities............................................................12
The Trust Funds...............................................................16
The Loans.....................................................................16
Credit Enhancement............................................................19
Subordinated Securities.......................................................19
Insurance.....................................................................19
Reserve Funds.................................................................20
Minimum Principal Payment Agreement...........................................20
Other Insurance, Guarantee and Similar Instruments or Agreements..............21
Deposit Agreement.............................................................21
Cross Collateralization.......................................................21
Overcollateralization.........................................................21
Servicing of Loans............................................................21
Collection Procedures; Escrow Accounts........................................22
Deposits to and Withdrawals from the Collection Account.......................22
Advances and Limitations Thereon..............................................24
Maintenance of Insurance Policies and Other Servicing Procedures..............25
Realization upon Defaulted Loans..............................................26
Enforcement of Due-On-Sale Clauses............................................26
Servicing Compensation and Payment of Expenses................................27
Evidence as to Compliance.....................................................27
Certain Matters Regarding the Servicer........................................28
The Agreements................................................................29
Assignment of Loans...........................................................29
Reports to Security Holders...................................................32
Servicer Defaults; Rights Upon Servicer Defaults..............................33
Events of Default.............................................................34
The Trustee...................................................................35
Duties of the Trustee.........................................................35
Resignation of Trustee........................................................36
Amendment of Agreements.......................................................36
Voting Rights.................................................................37
Meetings of Holders...........................................................37
REMIC Administrator...........................................................37
Termination...................................................................37
Yield and Maturity Considerations.............................................38
Legal Aspects of Loans........................................................41
Mortgages.....................................................................41
The Home Improvement Contracts................................................47
Installment Contracts.........................................................48

Soldiers' and Sailors' Civil Relief Act of 1940...............................49
The Sponsor and The Master Servicer...........................................49
Use of Proceeds...............................................................50
Material Federal Income Tax Consequences......................................50
Grantor Trust Securities......................................................51
REMIC Securities..............................................................52
Debt Securities...............................................................59
Partnership Interests.........................................................60
FASIT Securities..............................................................62
Discount and Premium..........................................................65
Backup Withholding............................................................69
Foreign Investors.............................................................69
State Tax Considerations......................................................70
ERISA Considerations..........................................................70
Legal Investment..............................................................74
Available Information.........................................................74
Incorporation of Certain Documents by Reference...............................74
Plan of Distribution..........................................................75
Legal Matters.................................................................76

--------------------------------------------------------------------------------

                              Summary of Prospectus

      This summary highlights selected information from this prospectus and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of your series of securities, read carefully this entire prospectus and the accompanying prospects supplement.

The Sponsor and Servicer

Accredited Home Lenders, Inc., a California corporation, will act as the sponsor, meaning that it will be the primary source of the loans that will secure each series of securities that are issued. Accredited will also act as the servicer of the loans.

Types of Securities

Each series of securities will consist of one or more classes of ownership or debt securities. Ownership securities represent beneficial ownership interests in the assets held by the issuer. Ownership securities are typically issued in the form of certificates. Debt securities are typically issued in the form of notes.

Each series of securities will be issued in one or more classes, one or more of which may be classes of:

      o     compound interest securities,

      o     planned amortization class securities,

      o     variable interest securities,

      o     zero coupon securities,

      o     principal only securities,

      o     interest only securities,

      o     participating securities,

      o     senior securities, or

      o     subordinate securities.

Each class may differ in, among other things, the amounts allocated to and the priority of principal and interest payments, final scheduled distribution dates, distribution dates and interest rates. The securities of each class will be issued in fully registered form in the denominations specified in the related prospectus supplement. The securities will be available in either fully registered or book-entry form, as described in the accompanying prospectus supplement.

The Trust Funds

The trust fund for a series of securities will include assets originated by sponsor or acquired by the sponsor from affiliated or unaffiliated institutions. The assets of the trust fund will be specified in the related prospectus supplement. The assets of the trust fund may include:

      o mortgage loans, including mortgage loans secured by senior liens or junior liens on the related mortgaged properties;

      o closed-end home equity loans, secured by mortgages primarily on one- to four-family residential or small mixed-use properties;

      o home improvement installment sales contracts and installment loan agreements which are secured by mortgages primarily on one- to four-family residential properties, or by purchase money security interests;

      o all mortgaged properties and/or home improvements acquired in respect of mortgage loans and/or home improvement contracts, respectively;

      o all monies due under the loans net, to the extent described in the related prospectus supplement, of certain amounts payable to the servicer; and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      o certain funds, credit enhancement and other assets, as specifically set forth in the related prospectus supplement.

Collection and Distribution Accounts

Payments on or with respect to the loans for a series will be remitted directly to a collection account to be established for such series with the trustee or the servicer, in the name of the trustee. Such amounts will generally be available for (i) application to the payment of principal of and interest on such series of securities on the next distribution date, (ii) the making of adequate provision for future payments on certain classes of securities, (iii) for the purpose of reimbursing expenses to other persons which may be supplying services to the related trust fund (for example, a subservicer or a provider of credit enhancement), and to pay to such persons their fees and (iv) for reinvestment in additional loans, as described below. After applying the funds in the collection account as described above, any funds remaining in the collection account may be paid over to the servicer, the sponsor, the related credit enhancer or deposited into a reserve account.

In addition, to the extent specified in the related prospectus supplement, all or a portion of such collected principal may be retained by the trustee (and held in certain temporary investments, including loans) for a specified period prior to being used to fund payments of principal to holders.

Optional Redemption, Mandatory Redemption

To the extent specified in the prospectus supplement, may be required to conduct a sale of the trust estate, typically after a period of time following the failure to exercise any optional redemption. This mandatory redemption will occur at the time and in the manner described in the prospectus supplement.

Pre-funding Account

A portion of the issuance proceeds of the securities of a particular series may be deposited in a pre-funding account to be established with the trustee, which will be used to acquire additional loans from time to time during a specified time period, as described in the related prospectus supplement. Prior to the purchase of additional loans, amounts in the pre-funding account will be invested in one or more eligible investments.

Credit Enhancement

Credit enhancement for a series may include one or more of the following types:

      o the subordination of distributions on the junior classes to the distributions on more senior classes;

      o the use of surety bonds, pool insurance policies, special hazard insurance policies, bankruptcy bonds and other types of insurance supporting payments on the securities;

      o cash, a letter or letters of credit, short-term investments, or other instruments held in one or more reserve funds;

      o     minimum principal payment agreements;

      o     guaranteed investment contracts or reinvestment agreements;

      o     derivative contracts, including swap and cap agreements;

      o     cross collateralization; and

      o over-collateralization--an excess of the aggregate principal balance of the related loans, or a group thereof, over the principal balance of the related class of securities.

The protection against losses afforded by any credit enhancement will be limited in the manner described in the accompanying prospectus supplement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Servicing

The servicer will be responsible for servicing, managing and making collections on the loans for a series. In addition, the servicer, if so specified in the related prospectus supplement, will act as custodian and will be responsible for maintaining custody of the loans and related documentation on behalf of the trustee.

The servicer will receive a periodic fee as servicing compensation and may, as specified herein and in the related prospectus supplement, receive certain additional compensation.

Use of Proceeds

The sponsor will use the net proceeds from the sale of each series of securities for one or more of the following purposes:

      o     to purchase the related loans,

      o to repay indebtedness which has been incurred to obtain funds to acquire such loans,

      o to establish any reserve funds described in the related prospectus supplement, and

      o to pay costs of structuring and issuing such securities, including the costs of obtaining credit enhancement, if any.

Certain Federal Income Tax Considerations

Each class of securities offered by this prospectus and the accompanying prospectus supplement will constitute one of the following for federal income tax purposes:

      o     interests in a trust treated as a grantor trust,

      o "regular interests" or "residual interests" in a trust treated as a REMIC,

      o     debt issued by a trust, or

      o     interests in a trust which is treated as a partnership.

ERISA Considerations

A fiduciary of any employee benefit plan should carefully review with its own legal advisors whether the purchase or holding of securities could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Internal Revenue Code.

Legal Investment

Securities of each series offered by this prospectus and the related prospectus supplement may or may not constitute "mortgage related securities" under the Secondary Mortgage Market Credit Enhancement Act of 1984 or "SMMEA". Whether or not such securities are "mortgage related securities" will be set forth in the related prospectus supplement.

Ratings

The securities offered by this prospectus and the related prospectus supplement will be rated by each rating agency in one of its four highest applicable rating categories. The rating or ratings applicable to each series of offered securities will be set forth in the related prospectus supplement.

--------------------------------------------------------------------------------

                                  Risk Factors

      You should consider, among other things, the following factors prior to any purchase of any class of securities. You should also consider the information under the caption "Risk Factors" in the accompanying prospectus supplement.

      Your investment in any security may be an illiquid investment; you should be prepared to hold your investment to maturity.

      There will be no market for the securities prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide security holders with liquidity of investment or will continue for the life of the securities. The underwriters specified in the related prospectus supplement may make a secondary market in the securities, but have no obligation to do so.

      The assets of each trust fund, as well as any applicable credit enhancement, will be limited and, if such assets and/or credit enhancement becomes insufficient to service the related securities, losses may result.

      The securities will be payable solely from the assets of the trust fund. Consequently, security holders must rely solely upon payments with respect to the loans and the other assets constituting the trust fund, including, if applicable, any amounts available pursuant to any credit enhancement, for the payment of principal of and interest on the securities.

      Although any credit enhancement for the securities will be intended to reduce the risk of delinquent payments or losses to security holders, the amount of such credit enhancement may be limited, as set forth in the related prospectus supplement, and will decline and could be depleted under certain circumstances prior to the payment in full of the related securities. As a result security holders may suffer losses.

      The securities do not have specified payment or debt service schedules, and payments on the securities are subject to the rate of payment on the underlying loans.

      The yield to maturity of the securities will depend on the rate of payment of principal (including prepayments, liquidations due to defaults, and repurchases due to conversion of adjustable-rate mortgage loans to fixed-rate loans or breaches of representations and warranties) on the loans and the price paid by security holders. The yield to maturity on principal-only or interest-only securities purchased at premiums or discounted to par will be extremely sensitive to the rate of prepayments on the related loans. In addition, the yield to maturity on certain other types of classes of securities may be relatively more sensitive to the rate of prepayment on the related loans than other classes of securities.

      The loans may be prepayable in full or in part at any time; however, a prepayment penalty or premium may be imposed. These penalties may or may not be property of the issuer. We cannot predict the rate of prepayments of the loans, which is influenced by a wide variety of economic, social, and other factors, including prevailing mortgage market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. Therefore, we can give no assurance as to the level of prepayment that a trust fund will experience.

      Prepayments may result from mandatory prepayments relating to unused moneys held in pre-funding accounts, voluntary early payments by borrowers (including payments in connection with refinancings of related senior liens), sales of mortgaged properties subject to "due-on-sale" provisions and liquidations due to default, as well as the receipt of proceeds from physical damage, credit life and disability insurance policies. In addition, repurchases or purchases of loans or substitution adjustments will have the same effect on the securities as a prepayment of the loans.

      Nonconforming credit mortgage loans may experience higher rates of delinquencies and losses.

      In general, the sponsor originates and acquires mortgage loans which do not meet the credit criteria required by the Federal National Mortgage Association , or Fannie Mae, the Federal Home Loan Mortgage Corporation, or Freddie Mac, will be commonly referred to as "nonconforming credit" mortgage loans. These mortgage loans tend to exhibit higher levels of delinquency, foreclosure and loss than mortgage loans which conform to the requirements of Fannie Mae and Freddie Mac. The interest rates and the loan-to-value ratios for such mortgage loans are established at levels designed to compensate for and offset the increased delinquency, foreclosure and loss risks presented by such loans, and rating agencies take such increased risks into account in assigning ratings to classes of securities which represent interests in such loans. No assurances can be given, however, that the loans in any trust fund will not exceed expected delinquency, foreclosure and loss levels and adversely affect the value of the related securities.

      Junior liens may experience higher rates of delinquencies and losses.

      To the extent mortgages are junior liens subordinate to the rights of the mortgagee under the related senior mortgage or mortgages, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such junior mortgage only to the extent that the claims of such senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the mortgaged property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder. The trust fund will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees.

      Property values may decline, leading to higher losses.

      An investment in the securities, which are backed by residential real estate loans, may be affected by a decline in real estate values. A decline could be caused by a general decline in the real estate market, the borrower's failure to maintain the property or a natural disaster, among other things. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the junior loans could be higher than those currently experienced in the mortgage lending industry with respect to the same types of loans.

      "Balloon" loans may experience higher rates of delinquencies and losses.

      Certain loans in a trust fund may constitute "balloon" loans, which are loans originated with a stated maturity scheduled to occur prior to the expiration of the corresponding amortization schedule. Upon the maturity of a balloon loan, the borrower will be required to make a "balloon" payment that will be significantly larger than the borrower's previous scheduled payments. The ability of such a borrower to repay a balloon loan at maturity frequently will depend on such borrower's ability to refinance the loan. The ability of a borrower to refinance such a loan will be affected by a number of factors, including the level of available mortgage rates at the time, the value of the related mortgaged property, the borrower's equity in the mortgaged property, the financial condition of the borrower, the tax laws and general economic conditions at the time. A high interest rate environment may make it more difficult for the borrower to accomplish a refinancing and may result in an increased rate of delinquencies, foreclosures and/or losses.

      Adjustable-rate loans may experience higher rates of delinquencies and losses.

      In general, the sponsor's underwriting guidelines provide for a prospective borrower's repayment ability to be evaluated based on the initial level of monthly payment required by the mortgage loan for which the borrower is applying. However, with respect to certain types of loans, including loans as to which the loan rate may adjust in accordance with movements in an index, the scheduled payment may increase beyond the initial level of the scheduled payment. To the extent the income level of the related borrower may not be sufficient to enable the borrower to meet higher scheduled payments, the risk of delinquency, foreclosure and loss may be increased with respect to such loans. In addition, certain types of these loans may provide for "negative amortization"--deferral of the payment of a portion of currently accrued interest and the addition of such deferred amount to the principal balance of the loan. To the extent such "negative amortization" results in total liens against a mortgaged property in excess of the value of the mortgaged property, the risk of delinquency, foreclosure and loss with respect to the related loan may be further increased.

      Non-owner-occupied loans may experience higher rates of delinquencies and losses.

      A loan included in a trust fund may be secured by a mortgaged property which is not the primary residence of the related borrower. Because the borrower on such a "nonowner-occupied" loan may have less incentive to avoid foreclosure than borrowers under loans secured by primary residences, nonowner-occupied loans may experience higher rates of delinquencies and losses than owner-occupied loans.

      Bankruptcy of mortgagors may lead to higher levels of losses.

      General economic conditions may have an impact on the ability of borrowers to repay loans. Loss of earnings, illness and other similar factors also may lead to an increase in delinquencies and bankruptcy filings by borrowers. In the event of personal bankruptcy of a borrower, it is possible that a trust fund could experience a loss with respect to the related loan. In conjunction with a borrower's bankruptcy, a bankruptcy court may suspend or reduce the payments of principal and interest to be paid with respect to such loan or permanently reduce the principal balance of such loan thereby either delaying or permanently limiting the amount received by the trust fund with respect to such loan. Moreover, in the event a bankruptcy court prevents the transfer of the related mortgaged property to the trust fund, any remaining balance on such loan may not be recoverable.

      Foreclosure of properties may be subject to substantial delay, resulting in longer maturity of the securities, as well as higher losses.

      Even if the mortgaged properties provide adequate security for the loans, substantial delays could be encountered in connection with the foreclosure of defaulted loans, and corresponding delays in the receipt of the foreclosure proceeds could occur. Foreclosures are regulated by state statutes, rules and judicial decisions and are subject to many of the delays and expenses of other lawsuits, sometimes requiring several years to complete. The servicer will be entitled to reimburse itself for any expenses it has paid in attempting to recover amounts due on the liquidated loans, including payments to prior lienholders, accrued fees of the servicer, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses, all of which will reduce the amount of the net recovery by the trust.

      Environmental conditions on the mortgaged property may give rise to liabilities.

      Real property pledged as security to a lender may be subject to certain environmental risks which could cause losses on your securities. Under the laws of certain states, contamination of a mortgaged property may give rise to a lien on the property to assure the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage or owner's interest against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, or CERCLA, a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also increases its risk of environmental liability upon the foreclosure of the mortgaged property, since the lender may then become the legal owner of the property.

      Certain other legal considerations regarding the loans may limit enforcement of the loans against the related mortgagors.

      Applicable state laws generally regulate interest rates and other charges and require certain disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of or interest on the loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the owner of the loan to damages and administrative enforcement.

      Geographic concentration of mortgaged properties may result in higher losses, if particular regions experience downturns.

      Certain geographic regions from time to time will experience weaker regional economic conditions and housing markets than will other regions, and, consequently, will experience higher rates of delinquency, foreclosure and loss on mortgage loans generally. The loans underlying certain series of securities may be concentrated in such regions, and such concentrations may present risk considerations in addition to those generally present for similar mortgage loan asset-backed securities without such concentrations. Statistical information with respect to the geographic concentration of properties relating to a particular series will be specified in the related prospectus supplement.

      Bankruptcy of the sponsor may adversely affect the interests of holders.

      In the event of the bankruptcy of the sponsor at a time when it or any affiliate holds a security, a trustee in bankruptcy of the sponsor or such affiliate, or its creditors could attempt to recharacterize the sale of the loans to the related trust fund as a borrowing by the sponsor or such affiliate, with the result, if such recharacterization is upheld, that the related security holders would be deemed creditors of the sponsor or such affiliate, secured by a pledge of the loans. If such an attempt were successful, it could prevent timely payments of amounts due to the trust fund.

      Certain limitations on interest payments and foreclosures may reduce the amounts payable on the loans and limit the enforcement of the loans against certain mortgagors.

      Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar state legislation, a mortgagor who enters military service after the origination of his or her loan, including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty, may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such mortgagor's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on these loans.

      In addition, the Soldiers' and Sailors' Civil Relief Act imposes limitations that would impair the ability of the servicer to foreclose on loans during the mortgagor's period of active duty status. Thus, in the event that such a loan goes into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

      Uncertainty regarding original issue discount.

      Some or all classes of the securities may be issued with original issue discount, which generally will result in recognition of some taxable income in advance of the receipt of the cash attributable to such income. A security will be considered to be issued with original issue discount equal to the excess, if any, of its "stated redemption price at maturity" over its "issue price." The issue price of a security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the securities was sold.

      Ratings of the securities may be dependent on the related credit enhancer, and further, may be reduced or withdrawn at any time; there is no obligation to maintain any specific ratings.

      It will be a condition to the issuance of a series of securities that they be rated in one of the four highest rating categories by each rating agency. Any such rating would be based on, among other things, the adequacy of the value of the loans and any credit enhancement with respect to such series. Such rating should not be deemed a recommendation to purchase, hold or sell securities, inasmuch as it does not address market price or suitability for a particular investor. There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the related rating agency if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the loans, such rating might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of an credit enhancer or a change in the rating of such credit enhancer's long term debt.

      Losses may be greater in the event of an acceleration.

      Upon an event of default under the related servicing agreement for a series of securities and a sale of the assets in the related trust fund, the trustee, the servicer, any credit enhancer and any other service provider specified in the related prospectus supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related agreement prior to distributions to the security holders. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the securities.

      Certain risks relating to differing underwriting criteria.

      The loans included in a particular trust fund may have been purchased by the sponsor from one or more originators, and may, to the extent described in the related prospectus supplement, have been originated using underwriting criteria different from that of the sponsor. However, the loans included in a particular trust fund will satisfy the criteria set forth in the related prospectus supplement.

      Lack of historical prepayment rate information may create uncertainty as to yields and maturities.

      The sponsor has previously sold its loans and does not have any information available to it regarding its prepayment experience. As a result, its future prepayment rates may be relatively less predictable than those of other mortgage-backed securities issuers, which may have more information.

                          Description of the Securities

      Each series of securities will consist of one or more classes of securities, one or more of which may be compound interest securities, variable interest securities, PAC securities, zero coupon securities, principal only securities, interest only securities or participating securities. A series may also include one or more classes of subordinate securities. Payments of principal of and interest on the securities will be made by the trustee, or a paying agent on behalf of the trustee, as specified in the related prospectus supplement.

      All payments with respect to the mortgage assets for a series, together with reinvestment income thereon, amounts withdrawn from any reserve fund, and amounts available pursuant to any other credit enhancement will be deposited directly into the collection account, net of certain amounts payable to the related servicer and any other person specified in the prospectus supplement, and will thereafter be available to make payments on securities on the next distribution date, as the case may be.

Payments of Interest

      The securities of each class will bear interest from the date and at the rate per annum specified, or calculated in the method described, in the related prospectus supplement. The rate of interest on securities of a series may be variable or may change with changes in the annual percentage rates of the loans included in the related trust fund and/or as prepayments occur with respect to such loans. Principal only securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions.

      Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the related prospectus supplement. In the event interest accrues during the calendar month preceding a distribution date, the effective yield to security holders will be reduced from the yield that would otherwise be obtainable if interest payable on the securities were to accrue through the day immediately preceding the distribution date.

Payments of Principal

      On each distribution date for a series, principal payments will be made to the security holders of such series on which principal is then payable, to the extent set forth in the related prospectus supplement. Such payments will be made in an aggregate amount determined as specified in the related prospectus supplement and will be allocated among the respective classes of a series in the manner, at the times and in the priority (which may, in certain cases, include allocation by random lot) set forth in the related prospectus supplement.

Final Scheduled Distribution Date

      The final scheduled distribution date with respect to each class of securities is the date no later than which principal balance is expected to be reduced to zero, calculated on the basis of assumptions described in the related prospectus supplement. The final scheduled distribution date will be specified in the related prospectus supplement. Since payments on the loans will be used to make distributions in reduction of the outstanding principal amount of the securities, it is likely that the actual final distribution date of any such class will occur earlier, and may occur substantially earlier, than its final scheduled distribution date.

      Furthermore, with respect to a series of certificates, as a result of delinquencies, defaults and liquidations of the loans in the trust fund, the actual final distribution date of any such class may occur later than its final scheduled distribution date. No assurance can be given as to the actual prepayment experience with respect to a series. See "Yield and Maturity Considerations".

Optional Redemption, Mandatory Redemption

      The sponsor or servicer, or such other entity that is specified in the related prospectus supplement, may, at its option, cause an early termination of the related trust fund by repurchasing all of the loans and/or properties remaining in the trust fund on or after:

      o the termination date specified in the related prospectus supplement, or

      o on or after such time as the aggregate principal balance of the securities of the series or the securities relating to such series, is less than the amount or percentage specified in the related prospectus supplement.

      The trustee, or such other party specified in the prospectus supplement may be required to effect early retirement of a series of securities by auction sale. Within a period following the failure of the holder of the optional termination right to exercise its right, the required party shall solicit bids for the purchase of all primary assets remaining in the trust. In the event that satisfactory bids are received, the net sale proceeds will be distributed to holders in the same order of priority as collections on the loans. A satisfactory bid will not be less than an amount necessary to pay all principal and interest on the notes. If satisfactory bids are not received, the required party shall decline to sell the loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the loans. The sale and consequent termination of the trust must constitute a "qualified liquidation" of each REMIC, if the related trust fund has elected to be treated as a REMIC.

Weighted Average Life of the Securities

      "Weighted average life" refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the securities of a class will be influenced by the rate at which the amount financed under the loans included in the trust fund for a series is paid. Repayment may be in the form of scheduled amortization or prepayments.

      Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The prospectus supplement for a series of securities will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities and the percentage of the original principal amount of each class of securities of such series that would be outstanding on specified distribution dates for such series based on the assumptions stated in such prospectus supplement, including assumptions that prepayments on the loans included in the related trust fund are made at rates corresponding to various percentages of the prepayment standard or model specified in such prospectus supplement.

      There is, however, no assurance that prepayment of the loans included in the related trust fund will conform to any level of any prepayment standard or model specified in the related prospectus supplement. The rate of principal prepayments on pools of loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors.

      The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the loans for a series, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans. In this regard, it should be noted that the loans for a series may have different interest rates. In addition, the weighted average life of the securities may be affected by the varying maturities of the loans. If any loans for a series have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled distribution date of the related securities, one or more classes of the series may be fully paid prior to their respective final scheduled distribution dates, even in the absence of prepayments. See "Yield and Maturity Considerations".

Use of Notional Amounts

      If so provided in the related prospectus supplement, interest on certain classes of securities may be payable based on a notional amount rather than a principal balance or the actual aggregate outstanding principal balances of the related loans. These notional amounts would not necessarily be affected by prepayments on the related loans, potentially reducing the disproportionate impact which prepayments have on the yield of interest only securities relative to the yields of other types of securities which are entitled to payments of principal. See "Yield and Maturity Considerations".

      The related prospectus supplement will set forth the notional amount schedule, if any, and will describe fee prepayment spreads to the extent used in constructing such schedule.

Form of Securities

      The offered securities will be book-entry securities. Persons acquiring beneficial ownership interests in the securities may elect to hold their securities through the Depository Trust Company, or DTC, in the United States, or Clearstream Banking Luxembourg or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of book-entry securities will be issued in one or more securities which equal the aggregate principal amount of the securities of each class and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for Clearstream and JPMorgan Chase Bank will act as depositary for Euroclear. Investors may hold such beneficial interests in the book-entry securities in minimum denominations representing security balances of $25,000 and in multiples of $1,000 in excess thereof. Except as described below, no beneficial owner acquiring a book-entry security will be entitled to receive a physical security representing such security. Unless and until definitive securities are issued, it is anticipated that the only "securityholders" of the securities will be Cede & Co., as nominee of DTC. Security owners will not be securityholders as that term is used in the related servicing agreements. Security owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations and DTC.

      A security owner's ownership of a book-entry security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry security will be recorded on the records of DTC (or of a participating firm that acts as agent for the financial intermediary, whose interests will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant, and on the records of Clearstream or Euroclear, as appropriate). Security owners will receive all payments of principal of, and interest on, the securities from the trustee through DTC and DTC participants. While the securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the securities and is required to receive and transmit payments of principal of, and interest on, the securities. Participants and indirect participants which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly, with whom security owners have accounts with respect to securities are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective security owners. Accordingly, although security owners will not possess securities, the rules provide a mechanism by which security owners will receive payments and will be able to transfer their interest.

      Security owners will not receive or be entitled to receive securities representing their respective interests in the securities, except under the limited circumstances described below. Unless and until definitive securities are issued, security owners who are not participants may transfer ownership of securities only through participants and indirect participants by instructing such participants and indirect participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of such securities, which account is maintained with their respective participants. Under the rules and in accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing security owners.

      Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC. For information relating to tax documentation procedures relating to the securities, see "Material Federal Income Tax Consequences--Foreign Investors" herein and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

      Transfers between participants will occur in accordance with DTC Rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the European depositaries.

      DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry securities, whether held for its own account or as nominee for another person. In general, beneficial ownership of book-entry securities will be subject to the rules, regulation and procedures governing DTC and DTC participants as in effect from time to time.

      Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thereby eliminating the need for physical movement of securities. Transactions may be settled in Clearstream in any of 28 currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulation by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

      Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear Clearance System Public Limited Company (ECSplc) and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium.

      The Euroclear operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. The Euroclear operator provides Euroclear participants, among other things, with safekeeping, administration, clearance and settlement, securities lending and borrowing, and related services.

      Non-participants of Euroclear may hold and transfer book-entry interests in the securities through accounts with a direct participant of Euroclear or any other securities intermediary that holds a book-entry interest in the securities through one or more securities intermediaries standing between such other securities intermediary and the Euroclear operator.

      The Euroclear operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of Belgium.

      Securities clearance accounts and cash accounts with Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law. The terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear operator acts under the terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

      Payments on the book-entry securities will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the book- entry securities that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry securities that it represents.

      Under a book-entry format, beneficiary owners of the book-entry securities may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co., as nominee of DTC. Payments with respect to securities held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or

Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depository. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences--Foreign Investors" and "--Backup Withholding" herein. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry securities to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such book-entry security, may be limited due to the lack of physical securities for such book-entry securities. In addition, issuance of the book-entry securities in book-entry form may reduce the liquidity of such securities in the secondary market since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical securities.

      Monthly and annual reports on the issuer will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co., to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the relevant depository, and to the financial intermediaries to whose DTC accounts the book-entry securities of such beneficial owners are credited.

      DTC has advised the sponsor that, unless and until definitive securities are issued, DTC will take any action permitted to be taken by the holders of the book-entry securities under the related servicing agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry securities are credited, to the extent that such actions are taken on behalf of financial intermediaries whose holdings include such book-entry securities. Clearstream or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a certificateholder under the related servicing agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some securities which conflict with actions taken with respect to other securities.

      Definitive securities will be issued to beneficial owners of the book-entry securities, or their nominees rather than to DTC, only if (a) DTC or the issuer advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the book-entry securities and the issuer or the trustee is unable to locate a qualified successor or (b) the issuer, at its sole option, elects to terminate a book-entry system through DTC.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the definitive securities. Upon surrender by DTC of the global note or notes representing the book-entry securities and instructions for re-registration, the trustee, as registrar, will issue definitive securities, and thereafter the trustee will recognize the holders of such definitive securities as certificateholders under the related servicing agreement.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

      Neither the sponsor, the servicer nor the related trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      For additional information regarding DTC and the book-entry securities, see Annex I hereto.

                                 The Trust Funds

      The trust fund of each series will include assets originated by the sponsor or acquired from affiliated or unaffiliated institutions composed of:

      o     loans,

      o     amounts available from the reinvestment of payments on such loans,

      o     any credit enhancement, and

      o any property that secured a loan but which is acquired by foreclosure or deed in lieu of foreclosure or repossession.

      The securities will be nonrecourse obligations of the related trust fund. The assets of the trust fund for a series of securities will serve as collateral only for that series of securities unless otherwise specified in the prospectus supplement. In the case of an event of default with respect to a series of debt securities, the trustee generally may only proceed against the collateral securing such series and may not proceed against any assets of the related trust fund not pledged to secure such notes.

      The loans for a series will be originated by the sponsor or acquired by the sponsor in the open market or in privately negotiated transactions, which may include transactions with affiliates and will be transferred by the sponsor to the trust fund. Loans relating to a series will be serviced by the servicer pursuant to the related servicing agreement.

      Prior to the initial offering of the related series of securities, the trust fund will have no assets or liabilities. We do not expect any trust fund to engage in any activities other than acquiring, managing and holding the related loans and other assets and the proceeds thereof, issuing securities and making payments and distributions thereon. No trust fund is expected to have any source of capital other than its assets and any related credit enhancement.

      Loans included in the trust fund for a series may consist of any combination of mortgage loans and contracts, to the extent and as specified in the related prospectus supplement.

The Loans

      Mortgage Loans. The loans for a series may consist, in whole or in part, of closed-end mortgage loans, including closed-end home equity loans secured by mortgages on single family properties and small mixed-use properties, which mortgages which may be subordinated to other mortgages on the same mortgaged property. The mortgage loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related prospectus supplement.

      The full principal amount of a closed-end loan is advanced at origination of the loan and generally is repayable in equal (or substantially equal) installments of an amount sufficient to fully amortize such loan at its stated maturity. Interest on each closed-end loan is calculated on the basis of the outstanding principal balance of such loan multiplied by the loan rate thereon and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator is the number of days in the annual period for which interest accrues on such loan. Under certain circumstances, under a closed-end loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

      The mortgaged properties will include primarily single family property (i.e., one- to four-family residential housing, including condominium units and cooperative dwellings). The mortgaged properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each single family property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least five years (unless otherwise provided in the related prospectus supplement) greater than the term of the related loan. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

      Unless otherwise specified in the related prospectus supplement, mortgages on cooperative dwellings consist of a lien on the shares issued by such cooperative dwelling and the proprietary lease or occupancy agreement relating to such cooperative dwelling.

      The aggregate principal balance of loans secured by mortgaged properties that are owner-occupied will be disclosed in the related prospectus supplement. Such statistic will be based on either (i) the making of a representation by the borrower at origination of the loan either that the underlying mortgaged property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the mortgaged property as a primary residence, or (ii) a finding that the address of the underlying mortgaged property is the borrower's mailing address as reflected in the servicer's records. To the extent specified in the related prospectus supplement, the mortgaged properties may include nonowner-occupied investment properties and vacation and second homes.

      The initial combined loan-to-value ratio of a loan is computed in the manner described in the related prospectus supplement, taking into account the amounts of any related senior mortgage loans.

      Home Improvement Contracts. The loans for a series may consist, in whole or part, of home improvement installment sales contracts and installment loan agreements originated by a home improvement contractor in the ordinary course of business. A home improvement contract will be secured by a mortgage, primarily on single family properties, which will generally be subordinate to other mortgages on the same mortgaged property or by a purchase money security interest in the home improvements financed thereby.

      The home improvements securing the home improvement contracts include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels.

      Additional Information. The selection criteria which shall apply with respect to the loans relating to a particular series, including, but not limited to, the combined loan-to-value ratios or loan-to-value ratios, as applicable, original terms-to-maturity and delinquency information, will be specified in the related prospectus supplement.

      The related prospectus supplement for each series will provide information with respect to the related loans as of the cut-off date, including, among other things, and to the extent relevant:

      o the aggregate unpaid principal balance of the loans (or the aggregate unpaid principal balance included in the trust fund for the related series);

      o the range and weighted average loan rate on the loans, and, in the case of adjustable-rate loans, the range and weighted average of the current loan rates and the lifetime rate caps, if any;

      o     the range and average outstanding principal balance of the loans;

      o the weighted average original and remaining term-to-stated maturity of the loans and the range of original and remaining terms-to-stated maturity, if applicable;

      o the range and weighted average of combined loan-to-value ratios or loan-to-value ratios for the loans, as applicable;

      o the percentage (by outstanding principal balance as of the cut-off date) of loans that accrue interest at adjustable or fixed interest rates;

      o any special hazard insurance policy or bankruptcy bond or other credit enhancement relating to the loans;

      o the percentage (by principal balance as of the cut-off date) of loans that are secured by mortgaged properties or home improvements;

      o the geographic distribution of any mortgaged properties securing the loans;

      o the percentage of loans (by principal balance as of the cut-off date) that are secured by single family properties, shares relating to cooperative dwellings, condominium units, investment property and vacation or second homes;

      o     the lien priority of the loans; and

      o     the delinquency status and year of origination of the loans.

      The related prospectus supplement will also specify any other limitations on the types or characteristics of loans for a series.

                               Credit Enhancement

      The sponsor may obtain credit enhancement, which may include an irrevocable letter of credit, surety bond or insurance policy, subordinated securities or any other form of credit enhancement or combination thereof in favor of the trustee on behalf of the security holders of the related series. The credit enhancement will support the payment of principal and interest on the securities, or certain classes of securities, and may be applied for certain other purposes to the extent and under the conditions set forth in such prospectus supplement. Any of such credit enhancement may be structured so as to protect against losses relating to more than one trust fund.

Subordinated Securities

      Credit enhancement for a series may consist of one or more classes of subordinate securities. The rights of security holders of such subordinate securities to receive distributions will be subordinate in right and priority to the rights of security holders of senior securities of the series, but only to the extent described in the related prospectus supplement.

Insurance

      Credit enhancement for a series may consist of surety bonds, pool insurance policies, special hazard insurance policies, bankruptcy bonds and other types of insurance relating to the loans, as described below and in the related prospectus supplement.

      Surety Bond and Pool Insurance Policy. The sponsor may obtain an insurance policy for certain of the securities issued with respect to the related trust fund. A surety bond will insure certain payments, typically current interest and principal at maturity, on one or more classes of securities. A pool insurance policy will cover certain payments required to be made by the mortgagors under the related mortgage loans. The amount and terms of any such coverage will be set forth in the related prospectus supplement.

      Special Hazard Insurance Policy. Although the terms of such policies vary to some degree, a special hazard insurance policy typically provides that, where there has been damage to property securing a defaulted or foreclosed loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the standard hazard insurance policy or any flood insurance policy, if applicable, required to be maintained with respect to such property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of such property to the special hazard insurer, the unpaid principal balance of such loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the servicer with respect to such property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be reduced by such amount less any net proceeds from the sale of such property. Any amount paid as the cost of repair of such property will reduce coverage by such amount. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the mortgaged property is in a federally designated flood area), chemical contamination and certain other risks.

      Restoration of the property with the proceeds described under (i) above is expected to satisfy the condition under any pool insurance policy that such property be restored before a claim under such pool insurance policy may be validly presented with respect to the defaulted loan secured by such property. The payment described under (ii) above will render unnecessary presentation of a claim in respect of such loan under any pool insurance policy. Therefore, so long as such pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to security holders, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

      Bankruptcy Bond. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the property securing the related loan at an amount less than the then outstanding principal balance of such loan. The amount of the secured debt could be reduced to such value, and the holder of such loan thus would become an unsecured creditor to the extent the outstanding principal balance of such loan exceeds the value so assigned to the property by the bankruptcy court. In addition, certain other modifications of the terms of a loan can result from a bankruptcy proceeding. See "Certain Legal Aspects of Loans". The sponsor or other entity specified in the related prospectus supplement may obtain a bankruptcy bond or similar insurance contract covering losses resulting from proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a loan or a reduction by such court of the principal amount of a loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

Reserve Funds

      The sponsor may deposit into one or more funds to be established with the trustee as part of the trust fund for such series or for the benefit of any credit enhancer with respect to such series cash, a letter or letters of credit, cash collateral accounts, eligible Investments, or other instruments meeting the criteria of each rating agency in the amount specified in such prospectus supplement. In the alternative or in addition to such deposit, a reserve fund for a series may be funded over time through application of all or a portion of the excess cash flow from the mortgage assets for such series, to the extent described in the related prospectus supplement.

      Amounts withdrawn from any reserve fund will be applied by the trustee to make payments on the securities of a series, to pay expenses, to reimburse any credit enhancer or for any other purpose, in the manner and to the extent specified in the related prospectus supplement.

      The trustee will invest amounts deposited in a reserve fund in eligible investments.

Minimum Principal Payment Agreement

      The sponsor may enter into a minimum principal payment agreement with an entity meeting the criteria of each rating agency pursuant to which such entity will provide certain payments on the securities in the event that aggregate scheduled principal payments and/or prepayments on the loans for such series are not sufficient to make certain payments on the securities, as provided in the prospectus supplement.

Other Insurance, Guarantee and Similar Instruments or Agreements

      A trust fund may include a guaranteed investment contract or reinvestment agreement pursuant to which funds held in one or more accounts will be invested at a specified rate. If any class of securities has a floating interest rate, or if any of the loans has a floating interest rate, the trust may include an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks.

Deposit Agreement

      The sponsor and the trustee for such series of securities will enter into a deposit agreement with the entity specified in such prospectus supplement on or before the sale of the securities. The purpose of a deposit agreement would be to accumulate available cash for investment so that such cash, together with income thereon, can be applied to future distributions on one or more classes of securities. The prospectus supplement for a series of securities pursuant to which a deposit agreement is used will contain a description of the terms of such deposit agreement.

Cross Collateralization

      The source of payment for securities of each series will generally be the assets of the related trust fund only. However, a trust fund may include the right to receive moneys from a common pool of credit enhancement which may be available for more than one series of securities, such as a master reserve account or a master insurance policy. In addition, a series of securities may provide for excess cash flow with respect to one class of the series to be applied to shortfalls with respect to another class of the same series.

      Notwithstanding the foregoing, unless specifically described otherwise in the related prospectus supplement, no collections on any loans held by any trust fund may be applied to the payment of securities issued by any other trust fund (except to the limited extent that certain collections in excess of amounts needed to pay the related securities may be deposited in a common, master reserve account that provides credit enhancement for more than one series of securities).

Overcollateralization

      Credit enhancement for a series may include overcollateralization--an excess of the aggregate principal balance of the related loans, or a group thereof, over the principal balance of the related class of securities. Overcollateralization is achieved by the application of certain "excess" portions of interest payments on loans to the payment of principal of one or more classes of securities. This feature may continue for the life of the related securities or may be limited as set forth in the related prospectus supplement. In the case of limited overcollateralization, once the required level of overcollateralization is reached, such limited acceleration feature may cease, unless necessary to maintain the required level of overcollateralization. In addition, the specified level of overcollateralization may be increased or reduced under the circumstances described in the prospectus supplement.

                               Servicing of Loans

      Customary servicing functions with respect to the loans in the trust fund will be provided by the servicer pursuant to the related servicing agreement. Each servicing agreement will authorize the servicer, and the servicer expects to, enter into one or more subservicing agreements with one or more subservicers pursuant to which the subservicer will agree to perform all or a portion of the servicer's servicing responsibilities with respect to the loans in a trust fund. Any subservicer will be an experienced servicer of loans of the type to be subserviced by such subservicer and will have been approved by each rating agency and any credit enhancer.

      Notwithstanding the servicer's engagement of any subservicer, the servicer shall not be relieved of its obligations under the related servicing agreement, and the servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the loans. The servicer shall be entitled to include in any subservicing agreement provisions for indemnification of the servicer by the related subservicer, and nothing contained in the related servicing agreement shall be deemed to limit or modify such indemnification.

      The servicing agreement may also provide for a back-up servicer, who would succeed to the servicing function upon a termination of the servicer. The named back-up servicer may also serve as trustee of a trust fund.

      The following summaries describe certain provisions of the related servicing agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the servicing agreements. Where particular provisions or terms used in the servicing agreements are referred to, such provisions or terms are as specified in the related servicing agreements.

Collection Procedures; Escrow Accounts

      The servicer will make reasonable efforts to collect all payments required to be made under the loans and will, consistent with the terms of the related servicing agreement for a series and any applicable credit enhancement, follow such collection procedures as it follows with respect to comparable loans held in its own portfolio. Consistent with the above, the servicer may, in its discretion, (i) waive any assumption fee, late payment charge, or other charge in connection with a loan and (ii) to the extent provided in the related servicing agreement, arrange with an obligor a schedule for the liquidation of delinquencies by extending the due dates for scheduled payments on such loan.

      The servicer may establish and maintain escrow or impound accounts with respect to loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. Loans may not require such payments under the loan related documents, in which case the servicer would not establish any escrow account with respect to such loans. Withdrawals from the escrow accounts are to be made to effect timely payment of taxes, assessments, mortgage and hazard insurance premiums and such other comparable items; to refund to obligors amounts determined to be overages; to pay interest to obligors on balances in the escrow account to the extent required by law; to repair or otherwise protect the related property; and to clear and terminate such escrow account. The servicer will be responsible for the administration of the escrow accounts and generally will make advances to such account when a deficiency exists therein.

Deposits to and Withdrawals from the Collection Account

      The related trustee or the servicer will establish a collection account in the name of the trustee. The collection account will be an account maintained
(i) at a depository institution, the
short- and/or long-term unsecured debt obligations of which at the time of any deposit therein are rated at levels satisfactory to each rating agency or (ii) in an account or accounts the deposits in which are otherwise secured in a manner meeting requirements established by each rating agency.

      The funds held in the collection account may be invested, pending remittance to the related trustee, in eligible investments. The servicer may be entitled to receive as additional compensation any interest or other income earned on funds in the collection account.

      The servicer will deposit into the collection account for each series the following payments and collections received or made by it:

      (i) All payments on account of principal, including prepayments, on such loans;

      (ii) All payments on account of interest on such loans after deducting therefrom, at the discretion of the servicer but only to the extent of the amount permitted to be withdrawn or withheld from the collection account in accordance with the related servicing agreement, the servicing fee in respect of such loans;

      (iii) All amounts received by the servicer in connection with the liquidation of loans or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with such loans received from the obligor, other than amounts required to be paid or refunded to the obligor pursuant to the terms of the applicable loan documents or otherwise pursuant to law, exclusive of, in the discretion of the servicer, but only to the extent of the amount permitted to be withdrawn from the collection account in accordance with the related servicing agreement, the servicing fee, if any, in respect of the related loans;

      (iv) All proceeds under any title insurance, hazard insurance or other insurance policy covering any such loan, other than proceeds to be applied to the restoration or repair of the related mortgaged property or released to the obligor in accordance with the related servicing agreement;

      (v) All amounts required to be deposited therein from any applicable reserve fund for such series;

      (vi) All advances required to be made by the servicer pursuant to the related servicing agreement; and

      (vii) All repurchase prices of any such loans repurchased by the sponsor, the servicer or any seller pursuant to the related servicing agreement.

      The servicer will be permitted, from time to time, to make withdrawals from the collection account for each series for the following purposes:

      (i) to reimburse itself for advances for such series made by it pursuant to the related servicing agreement; the servicer's right to reimburse itself may be limited to amounts received on or in respect of particular loans (including, for this purpose, liquidation proceeds and insurance proceeds) which represent late recoveries of scheduled payments respecting which any such advance was made;

      (ii) to the extent provided in the related servicing agreement, to reimburse itself for any advances for such series that the servicer determines in good faith it will be unable to recover from amounts representing late recoveries of scheduled payments respecting which such advance was made or from liquidation proceeds or insurance proceeds;

      (iii) to reimburse itself from liquidation proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of a damaged property and, in the event deposited in the collection account and not previously withheld, and to the extent that liquidation proceeds after such reimbursement exceed the outstanding principal balance of the related loan, together with accrued and unpaid interest thereon to the due date for such loan next succeeding the date of its receipt of such liquidation proceeds, to pay to itself out of such excess the amount of any unpaid servicing fee and any assumption fees, late payment charges, or other charges on the related loan;

      (iv) in the event it has elected not to pay itself the servicing fee out of the interest component of any scheduled payment, late payment or other recovery with respect to a particular loan prior to the deposit of such scheduled payment, late payment or recovery into the collection account, to pay to itself the servicing fee, as adjusted pursuant to the related servicing agreement, from any such scheduled payment, late payment or such other recovery, to the extent permitted by the related servicing agreement;

      (v) to reimburse itself for expenses incurred by and recoverable by or reimbursable to it pursuant to the related servicing agreement;

      (vi) to pay to the applicable person with respect to each loan or REO property acquired in respect thereof that has been repurchased or removed from the trust by the sponsor, the servicer or any seller pursuant to the related servicing agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

      (vii) to make payments to the trustee for remittance to the security holders in the amounts and in the manner provided for in the related servicing agreement; and

      (viii) to clear and terminate the collection account pursuant to the related servicing agreement.

      In addition, if the servicer deposits in the collection account for a series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such collection account.

Advances and Limitations Thereon

      To the extent specified in the related prospectus supplement, the servicer will be obligated to make advances, and such obligations may be limited in amount, or may not be activated until a certain portion of a specified reserve fund is depleted. Advances are intended to provide liquidity and, not to guarantee or insure against losses. Accordingly, any funds advanced will be recoverable by the servicer primarily out of amounts received on particular loans which represent late recoveries of principal or interest, insurance proceeds or liquidation proceeds respecting which any such advance was made. If an advance is made and subsequently determined to be nonrecoverable from late collections, insurance proceeds or liquidation proceeds from the related loan, the servicer may be entitled to reimbursement from other funds in the collection account or from a specified reserve fund as applicable, to the extent specified in the related prospectus supplement; such reimbursement to the servicer will reduce amounts available for distribution to the security holders, but since such reimbursement will only relate to amounts previously advanced by the servicer, such reimbursement will not result in a net reduction of funds available for distribution to security holders.

      Reports received by security holders generally will not disclose amounts advanced, or subject to reimbursement to the servicer in respect of advances, although such reports will disclose loss and delinquency information. See "The Agreements--Reports to Security Holders."

Maintenance of Insurance Policies and Other Servicing Procedures

      Standard Hazard Insurance; Flood Insurance. The servicer generally will be required to maintain or to cause the obligor on each loan to maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for certain other hazards as is customary in the state in which the related mortgaged property is located. The standard hazard insurance policies provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the related loans. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of, the related mortgaged property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard insurance policies relating to the loans will be underwritten by different hazard insurers and will cover mortgaged properties located in various states, such policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides, and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of credit enhancement will adversely affect distributions to security holders. When a mortgaged property securing a loan is located in a flood area identified by HUD pursuant to the Flood Disaster Protection Act of 1973, as amended, the servicer generally required to cause flood insurance to be maintained with respect to such mortgaged property, to the extent available.

      The standard hazard insurance policies covering mortgaged properties securing loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the mortgaged property, including the improvements on any mortgaged property, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of
(i) the actual cash value (the replacement cost less physical depreciation) of the mortgaged property, including the improvements, if any, damaged or destroyed or (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such mortgaged property and improvements. Since the amount of hazard insurance to be maintained on the improvements securing the loans declines as the principal balances owing thereon decrease, and since the value of the mortgaged properties will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected mortgaged property.

      Coverage will be in an amount at least equal to the greater of (i) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (ii) the outstanding principal balance of the related loan. The servicer will also be required to maintain, on REO property that secured a defaulted loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of such REO property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

      Any amounts collected by the servicer under any such policies of insurance (other than amounts to be applied to the restoration or repair of the property, released to the obligor in accordance with normal servicing procedures or used to reimburse the servicer for amounts to which it is entitled to reimbursement) will be deposited in the collection account. In the event that the servicer obtains and maintains a blanket policy insuring against hazard losses on all of the loans, written by an insurer then acceptable to each rating agency, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each loan or related REO property. This blanket policy may contain a deductible clause, in which case the servicer will, in the event that there has been a loss that would have been covered by such policy absent such deductible clause, deposit in the collection account the amount not otherwise payable under the blanket policy because of the application of such deductible clause.

Realization upon Defaulted Loans

      The servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the mortgaged properties securing the related loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the property unless it determines that: (i) such restoration or foreclosure will increase the liquidation proceeds in respect of the related loan available to the security holders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable by it either through liquidation proceeds or insurance proceeds. Notwithstanding anything to the contrary herein, in the case of a trust fund for which a REMIC election has been made, the servicer shall liquidate any mortgaged property acquired through foreclosure within two years after the acquisition of the beneficial ownership of such mortgaged property. While the holder of a mortgaged property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the trust fund, if applicable, will have no ability to do so and neither the servicer nor the sponsor will be required to do so.

Enforcement of Due-On-Sale Clauses

      When any property is about to be conveyed by the obligor, the servicer will, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise its rights to accelerate the maturity of the related loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage insurance policy. In such event, the servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the loan and pursuant to which the original obligor is released from liability and such person is substituted as the obligor and becomes liable under the loan. Any fee collected in connection with an assumption will be retained by the servicer as additional servicing compensation. The terms of a loan may not be changed in connection with an assumption.

Servicing Compensation and Payment of Expenses

      The servicer may be entitled to a periodic fee as servicing compensation in an amount to be determined as specified in the related prospectus supplement. The servicing fee may be fixed or variable, as specified in the related prospectus supplement and will generally consist of a percentage (to be specified in the related prospectus supplement) of the then-outstanding principal amount of the related loans, and may include the right to recover additional servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of property in connection with defaulted loans.

      When an obligor makes a principal prepayment in full between due dates on the related loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the related prospectus supplement, in order that one or more classes of the security holders of a series will not be adversely affected by any resulting shortfall in interest, the amount of the servicing fee may be reduced to the extent necessary to include in the servicer's remittance to the trustee for deposit into the distribution account an amount equal to one month's interest on the related loan (less the servicing fee). If the aggregate amount of such shortfalls in a month exceeds the servicing fee for such month, the amount of funds available for distribution to the related security holders may be reduced.

      To the extent specified in the related prospectus supplement, the servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted loans. The related security holders will suffer no loss by reason of such expenses to the extent expenses are covered under related insurance policies or from excess liquidation proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the related security holders will suffer a loss to the extent that liquidation proceeds, after reimbursement of the servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the related loan which would be distributable to security holders. In addition, the servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted loan, such right of reimbursement being prior to the rights of the security holders to receive any related insurance proceeds, liquidation proceeds or amounts derived from other credit enhancement. The servicer is generally also entitled to reimbursement from the collection account for advances.

Evidence as to Compliance

      The related servicing agreement for each series will provide that each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that such firm has examined certain documents and records relating to the servicing of the loans by the servicer will be and that, on the basis of such examination, such firm is of the opinion that the servicing has been conducted in compliance with such servicing agreement, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

      The servicing agreement will also provide for delivery to the trustee for such series of an annual statement signed by an officer of the servicer to the effect that the servicer has fulfilled its obligations under the servicing agreement, throughout the preceding calendar year.

Certain Matters Regarding the Servicer

      In the event of a servicer default under a servicing agreement, the servicer may be replaced by the trustee or another specified party. Such servicer defaults and the rights of the trustee upon such a default under the servicing agreement for the related series will be substantially similar to those described under "The Agreement--Servicer Defaults; Rights Upon Servicer Default" except to the extent otherwise described in the prospectus supplement.

      The servicer will not have the right to assign its rights and delegate its duties and obligations under the related servicing agreement unless the successor servicer accepting such assignment or delegation

      o     services similar loans in the ordinary course of its business,

      o     is reasonably satisfactory to the trustee for the related series,

      o     has a specified minimum net worth,

      o would not cause any rating agency's rating of the securities for such series in effect immediately prior to such assignment, sale or transfer to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer, and

      o executes and delivers to the trustee an agreement, in form and substance reasonably satisfactory to the trustee, which contains an assumption by such servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the servicer under the related servicing agreement from and after the date of such agreement.

No such assignment will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the related servicing agreement. To the extent that the servicer transfers its obligations to a wholly owned subsidiary or affiliate, such subsidiary or affiliate need not satisfy the criteria set forth above; to the extent that the assigning servicer remains liable for the servicing obligations under the related servicing agreement. Any entity into which the servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the servicer's obligations under the related servicing agreement, provided that such successor or surviving entity meets the requirements for a successor servicer set forth above.

      Except to the extent otherwise provided therein, each servicing agreement will provide that neither the servicer, nor any director, officer, employee or agent of the servicer, will be under any liability to the related trust fund, the sponsor or the security holders for any action taken or for failing to take any action in good faith pursuant to the servicing agreement, or for errors in judgment. However, neither the servicer nor any such person will be protected against any breach of warranty or representation made under such servicing agreement, or the failure to perform its obligations in compliance with any standard of care set forth in such servicing agreement, or liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties thereunder. Each servicing agreement will further provide that the servicer and any director, officer, employee or agent of the servicer is entitled to indemnification from the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the servicing agreement or the securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the servicing agreement will provide that the servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the servicing agreement which, in its opinion, may involve it in any expense or liability. The servicer may, in its discretion, undertake any such action which it may deem necessary or desirable with respect to the related servicing agreement and the rights and duties of the parties thereto and the interests of the security holders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom may be expenses, costs, and liabilities of the trust fund and the servicer may be entitled to be reimbursed therefor out of the collection account.

                                 The Agreements

      The following summaries describe certain provisions of the related agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the agreements. Where particular provisions or terms used in the agreements are referred to, such provisions or terms are as specified in the related agreements.

      Each trust fund will be established pursuant to a trust agreement by and between the sponsor and a trustee named in the related trust agreement. Each trust agreement will describe the assets of the related trust fund, which will include the related loans and, if so specified in the related prospectus supplement, may include any combination of a mortgage pool insurance policy, letter of credit, financial guaranty insurance policy, special hazard policy, reserve fund or other form of credit enhancement.

      The loans held by each trust fund will be serviced by the servicer pursuant to a servicing agreement by and between the servicer and the related trustee.

      With respect to securities that represent debt secured by the related trust fund, the sponsor will enter into an indenture with the trustee named on such indenture, as set forth in the related prospectus supplement. Securities that represent beneficial ownership interests in the related trust fund will be issued pursuant to the related trust agreement.

      In the case of any individual trust fund, the contractual arrangements relating to the establishment of the trust fund, the servicing of the related loans and the issuance of the related securities may be contained in a single agreement, or in several agreements which combine certain aspects of the trust agreement, the servicing agreement and the indenture described above (for example, a pooling and servicing agreement, or a servicing and collateral management agreement).

Assignment of Loans

      At the time of issuance of the securities of a series, the sponsor will transfer, convey and assign to the trust fund all right, title and interest of the sponsor in the loans and other property to be transferred to the trust fund for a series. Such assignment will include all principal and interest due on or with respect to the loans after the cut-off date specified in the related prospectus supplement. The trustee will, concurrently with such assignment, execute and deliver the securities.

      Assignment of Loans. The sponsor will, as to each loan, deliver or cause to be delivered to the trustee, or, a custodian on behalf of the trustee, the mortgage note endorsed without recourse to the order of the trustee or in blank, the original mortgage with evidence of recording indicated thereon (except for any mortgage not returned from the public recording office, in which case a copy of such mortgage will be delivered, together with a certificate that the original of such mortgage was delivered to such recording office) and an assignment of the mortgage in recordable form. The trustee or, the custodian will hold such documents in trust for the benefit of the security holders.

      The sponsor will, as to each home improvement contract, either deliver or cause to be delivered to the trustee (or the custodian) the original home improvement contract and copies of documents and instruments related to each home improvement contract and the security interest in the property securing such home improvement contract, or maintain possession (or cause the servicer to maintain possession) of such home improvement contracts and other documents, as custodian on behalf of the related trust fund. In order to give notice of the right, title and interest of security holders to the home improvement contracts, the sponsor will cause a UCC-1 financing statement to be executed by the sponsor or the seller identifying the trustee as the secured party and identifying all home improvement contracts as collateral. See "Legal Aspects of the Loans--The Home Improvement Contracts".

      With respect to loans secured by mortgages, the sponsor will, at the time of issuance of the securities, cause assignments to the trustee of the mortgages relating to the loans for a series to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, such recording is not required to protect the trustee's interest in the related loans. The sponsor will cause such assignments to be so recorded within a specified time period after issuance of the securities in which event, the related servicing agreement may require the sponsor to repurchase from the trustee any loan the related mortgage of which is not recorded within such time period, at the price described below with respect to repurchases by reason of defective documentation. Such repurchase obligation would constitute the sole remedy available to the security holders or the trustee for the failure of a mortgage to be recorded.

      Each loan will be identified in a schedule appearing as an exhibit to the related servicing agreements. Such loan schedule will specify with respect to each loan: the original principal amount; the unpaid principal balance as of the cut-off date; the current loan rate; the current scheduled payment; the maturity date, if any, of the related mortgage note; if the loan is an adjustable-rate loan, the lifetime rate cap, if any, and the current index.

      Pre-Funding Account. As trust fund may include a "pre-funding account." The trust fund will use the amounts on deposit in the pre-funding amount to acquire additional loans from time to time during the time period specified in the related prospectus supplement. Prior to the investment of the pre-funded amount in additional loans, the pre-funded amount will be invested in one or more eligible investments. An "eligible investment" is any of the following, in each case as determined at the time of the investment or contractual commitment to invest therein (to the extent such investments would not require registration of the trust fund as an investment company pursuant to the Investment Company Act of 1940):

      o obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

      o repurchase agreements on obligations specified in clause (a) maturing not more than three months from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated at least A-l+ by S&P and in one of the two highest ratings by Moody's;

      o certificates of deposit, time deposits and bankers' acceptances (which, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company, incorporated under the laws of the United States or any state; provided, that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated in one of the two highest ratings by Moody's and S&P.

      o commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated in the highest short-term rating by the rating agencies; and

      o units of money market funds registered under the Investment Company Act of 1940, investing in any of the foregoing, including any funds managed or advised by the indenture trustee or any affiliate of the indenture trustee; provided, such money market funds are at the time rated in the highest short-term rating category by the rating agencies.

      During any pre-funding period, the sponsor will be obligated (subject only to the availability thereof) to transfer to the related trust fund, additional loans from time to time during the pre-funding period. These additional loans will be required to satisfy certain eligibility criteria more fully set forth in the related prospectus supplement which eligibility criteria will generally be consistent with the eligibility criteria of the loans included in the trust fund as of the closing date subject to such exceptions as are expressly stated in such prospectus supplement.

      Although the specific parameters of the pre-funding account with respect to any issuance of securities will be specified in the related prospectus supplement, it is anticipated that: (a) the pre-funding period will not exceed one year days from the related closing date, (b) that the additional loans to be acquired during the pre-funding period will be subject to the same representations and warranties as the loans included in the related trust fund on the closing date (although additional or substitute criteria may be required to be satisfied, as described in the related prospectus supplement) and (c) that the pre-funded amount will not exceed 50% of the principal amount of the securities issued pursuant to a particular offering.

      Repurchase and Substitution of Defective Loans. If any document in the file relating to a loan delivered by the sponsor to the trustee (or custodian) is found by the trustee within a specified time period following the execution of the related agreements (or promptly after the trustee's receipt of any document permitted to be delivered after the closing date) to be defective in any material respect and the sponsor or seller does not cure such defect, the sponsor or seller will be required to repurchase the related loan or any property acquired in respect thereof from the trustee at a price equal to (a) the outstanding principal balance of such loan and (b) accrued and unpaid interest to the date of the next scheduled payment on such loan at the rate set forth in the related agreements (less any unreimbursed advances respecting such loan).

      The sponsor or seller, as the case may be, may, rather than repurchase the loan as described above, remove such loan from the trust fund and substitute in its place one or more other qualifying substitute loans. These substitutions may only occur during a specified period.

      The sponsor or another entity will make representations and warranties with respect to the loans assets for a series. If the sponsor or such entity cannot cure a breach of any such representations and warranties in all material respects within a specified time period after notification by the trustee of such breach, and if such breach is of a nature that materially and adversely affects the value of such loan, the sponsor or such entity is obligated to repurchase the affected loan or, provide a qualifying substitute loan therefor, subject to the same conditions and limitations on purchases and substitutions as described above.

      No security holder, solely by virtue of such holder's status as a holder, will have any right under the agreements for such series to institute any proceeding with respect to such agreements, unless such security holder previously has given to the trustee for such series written notice of default and unless the security holders of securities evidencing not less than 51% of the aggregate voting rights of the securities for such series have made written request upon the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute any such proceeding.

Reports to Security Holders

      The trustee or other entity specified in the related prospectus supplement will prepare and forward to each holder on each distribution date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any series, among other things:

      (i) the amount of principal distributed to security holders of the related securities and the outstanding principal balance of such securities following such distribution;

      (ii) the amount of interest distributed to security holders of the related securities and the current interest on such securities;

      (iii) the amounts of (a) any overdue accrued interest included in such distribution, (b) any remaining overdue accrued interest with respect to such securities or (c) any current shortfall in amounts to be distributed as accrued interest to security holders of such securities;

      (iv) the amounts of (a) any overdue payments of scheduled principal included in such distribution, (b) any remaining overdue principal amounts with respect to such securities, (c) any current shortfall in receipt of scheduled principal payments on the related loans or (d) any realized losses or liquidation proceeds to be allocated as reductions in the outstanding principal balances of such securities;

      (v) the amount received under any related credit enhancement, and the remaining amount available under such credit enhancement;

      (vi) the amount of any delinquencies with respect to payments on the related loans;

      (vii) the book value of any REO property acquired by the related trust fund; and

      (viii) such other information as specified in the related agreements.

      In addition, within a reasonable period of time after the end of each calendar year the trustee, or other specified person, will furnish to each holder of record at any time during such calendar year: (a) the aggregate of amounts reported pursuant to (i), (ii), and (iv)(d) above for such calendar year and (b) such information specified in the related agreements to enable security holders to prepare their tax returns, including, without limitation, the amount of original issue discount accrued on the securities, if applicable. Information in the distribution date and annual statements provided to the security holders will not have been examined and reported upon by an independent public accountant. However, the servicer will provide to the trustee a report by independent public accountants with respect to the servicer's servicing of the loans. See "Servicing of Loans--Evidence as to Compliance".

Servicer Defaults; Rights Upon Servicer Defaults

      Servicer Defaults under each servicing agreement of certificates generally include:

      o any failure by the servicer to deposit amounts in the collection account, which failure continues unremedied for a specified number of days after the giving of written notice of such failure to the servicer,

      o any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable servicing agreement which continues unremedied for a specified number of days after the giving of written notice of such failure to the servicer by the trustee, or to the servicer and the trustee by the security holders evidencing not less than 25% of the aggregate voting rights of the security holders, and

      o certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the servicer indicating its insolvency, reorganization or inability to pay its obligations.

      The servicing agreement will specify the circumstances under which the trustee or another specified party may remove the servicer upon the occurrence and continuance of a servicer default, other than its right to recovery of other expenses and amounts advanced under the terms of the servicing agreement which rights the servicer will retain under all circumstances, whereupon the trustee or other back-up servicer will succeed to all the responsibilities, duties and liabilities of the servicer under the servicing agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the servicing agreement.

      In the event that the trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a specified minimum net worth to act as successor servicer under the provisions of the applicable servicing agreement. The successor servicer would be entitled to reasonable servicing compensation in an amount not to exceed the related servicing fee and the other servicing compensation.

      During the continuance of any servicer default, the trustee will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the security holders. The related credit enhancer or the majority security holders for such series may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust power. However, the trustee will not be under any obligation to pursue any such remedy or to exercise any trusts powers unless such holders have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the trustee. The trustee may decline to follow any such direction if the trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting holders.

Events of Default

      Events of default for each series of notes generally include:

      o a default for a specified period of time in the payment of any principal of or interest on any note;

      o failure to perform any other covenant of the trust fund in the related agreements which continues for a specified period after notice is given;

      o any representation or warranty made by the trust fund in the related agreements or in any certificate or other writing delivered in connection therewith having been incorrect in a material respect as of the time made, and such breach is not cured within a specified period after notice is given;

      o certain events of bankruptcy, insolvency, receivership or liquidation of the trust fund; or

      o any other event of default provided with respect to notes of that series.

      If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, the related trustee or another specified party may declare the principal amount of all the notes to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the related credit enhancer or the majority noteholders.

      If, following an event of default with respect to any series of notes, the notes have been declared to be due and payable, the related trustee or another specified party may elect to maintain possession of the collateral securing the notes and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the notes as they would have become due if there had not been such a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, other than a default in the payment of any principal or interest on any note, unless (a) the related credit enhancer or 100% of the noteholders (with the consent of the related credit enhancer, if any) consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes at the date of such sale and the other outstanding expenses of the trust fund or (c) the trustee with the consent of the related credit enhancer determines that such collateral would not be sufficient on an ongoing basis to make all payments on such notes as such payments would have become due if such notes had not been declared due and payable, and the trustee obtains the consent of 66 2/3% of the noteholders.

      In the event that the trustee liquidates the collateral in connection with an event of default involving a default in the payment of principal of or interest on the notes, the trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an event of default, the amount available for distribution to the noteholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the related agreements for the benefit of the noteholders after the occurrence of such an event of default.

      In the event the principal of the notes of a series is declared due and payable, as described above, the holders of any such notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

      Subject to the provisions of the related agreements relating to the duties of the trustee, in case an event of default occurs with respect to a series of notes, the trustee shall be under no obligation to exercise any of the rights or powers under the related agreements at the request or direction of any of the noteholders, unless such noteholders offer to the trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the related agreements, the related credit enhancer or the holders of a majority of the then aggregate outstanding amount of the notes (with the consent of the related credit enhancer, if any) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the notes, and the related credit enhancer or the majority noteholders (with the consent of the related credit enhancer, if any) may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the outstanding noteholders affected thereby.

The Trustee

      The prospectus supplement will identify the trustee for the series. The trustee may have normal banking relationships with the sponsor, the seller or the servicer. In addition, for the purpose of meeting the legal requirements of local jurisdictions, the trustee will have the power to appoint co-trustees or separate trustees of all or any part of the trust fund relating to a series of securities. In the even of an appointment, all rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and each separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform as trustee, singly upon the separate trustee or co-trustee who will exercise and perform solely at the direction of the trustee. The trustee may also appoint agents to perform any of the responsibilities of the trustee, which agents will have any or all of the rights, powers, duties and obligations of the trustee conferred on them by appointment; although the trustee will continue to be responsible for its duties and obligations under the agreement.

Duties of the Trustee

      The trustee will not make any representations as to the validity or sufficiency of the agreements, the securities or of any loan or related documents. If no event of default as defined in the related agreement has occurred, the trustee is required to perform only those duties specifically required of it under the agreement.

      The trustee may be held liable for its own negligent action or failure to act, or for its own misconduct. The trustee will not be liable, however, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the security holders in an event of default. The trustee is not required to expend or risk its own funds or incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if repayment of those funds or adequate indemnity against risk is not reasonably assured to it.

Resignation of Trustee

      The trustee may, upon written notice to the sponsor, resign at any time, in which event the sponsor will be obligated to use its best efforts to appoint a successor trustee. If no successor trustee has been appointed and has accepted the appointment within 30 days after giving such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee. The trustee may also be removed at any time
(i) if the trustee ceases to be eligible to continue as such under the related servicing agreement, (ii) if the trustee becomes insolvent or (iii) related credit enhancer or by a majority of security holders (with the consent of the related credit enhancer, if any). Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

Amendment of Agreements

      The related agreements may generally be amended by the sponsor, the servicer, and the trustee with respect to such series, without notice to or consent of the security holders, but with the consent of the related credit enhancer:

      (i) to cure any ambiguity,

      (ii) to correct any defective provisions or to correct or supplement any provision therein,

      (iii) to add to the duties of the sponsor, the trust fund or servicer,

      (iv) to add any other provisions with respect to matters or questions arising under such agreements or related credit enhancement,

      (v) to add or amend any provisions of such agreements as required by a rating agency in order to maintain or improve the rating of the securities, or

      (vi) to comply with any requirements imposed by the code.

      Any such amendment except pursuant to clause (v) above will not adversely affect in any material respect the interests of any holders of such series, as evidenced by an opinion of counsel. Any such amendment, except pursuant to clause (v) of the preceding sentence, shall be deemed not to adversely affect in any material respect the interests of any holder if the trustee receives written confirmation from each rating agency that such amendment will not cause such rating agency to reduce the then current rating thereof. The agreements for each series may generally also be amended by the trustee, the servicer, if applicable, and the sponsor (with the consent of the related credit enhancer, if any) with respect to such series with the consent of the holders possessing not more than 50% of the aggregate outstanding principal amount of the securities or, if only certain classes are affected by such amendment, more than 50% of the aggregate outstanding principal amount of the securities of each class affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such agreements or modifying in any manner the rights of holders. No such amendment may (a) reduce the amount or delay the timing of payments on any security without the consent of the security holder; or (b) reduce the aforesaid percentage of the aggregate outstanding principal amount of securities of each class, the holders of which are required to consent to any such amendment without the consent of the holders of 100% of the aggregate outstanding principal amount of each class of securities affected thereby.

Voting Rights

      The related prospectus supplement will set forth the method of determining allocation of voting rights with respect to a series.

Meetings of Holders

      No agreement will provide for the holding of any annual or other meeting of security holders.

REMIC Administrator

      For any series with respect to which a REMIC election is made, preparation of reports and other administrative duties with respect to the trust fund may be performed by a REMIC administrator, who may be the servicer.

Termination

      Certificates. The obligations created by the pooling and servicing agreement for a series of certificates will terminate upon the distribution to holders of all amounts distributable to them pursuant to such pooling and servicing agreement after the earlier of (i) the later of (a) the final payment or other liquidation of the last loan remaining in the trust fund for such series and (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure or repossession in respect of any loan or (ii) the repurchase, as described below, by the servicer or other entity specified in the related prospectus supplement from the trustee for such series of all loans and other property at that time subject to such pooling and servicing agreement. The pooling and servicing agreement for each series may permit, but generally does not require, the servicer or another entity to purchase from the trust fund for such series all remaining loans at a price equal to, unless otherwise specified in the related prospectus supplement, 100% of the aggregate principal balance of such loans plus, with respect to any property acquired in respect of a loan, if any, the outstanding principal balance of the related loan at the time of foreclosure, less, in either case, related unreimbursed advances (in the case of the loans, only to the extent not already reflected in the computation of the aggregate principal balance of such loans) and unreimbursed expenses (that are reimbursable pursuant to the terms of the pooling and servicing agreement) plus, in either case, accrued interest thereon at the weighted average interest rate on the related loans through the last day of the month in which such repurchase occurs. If an election is made for treatment as a REMIC under the Internal Revenue Code, the repurchase price may equal the greater of (a) 100% of the aggregate principal balance of such loans, plus accrued interest thereon at the applicable interest rates on the loans through the last day of the month of such repurchase and (b) the aggregate fair market value of such loans plus the fair market value of any property acquired in respect of a loan and remaining in the trust fund. The exercise of such right will effect early retirement of the securities, but such entity's right to so purchase is subject to the aggregate principal balance of the loans at the time of repurchase being less than a fixed percentage, to be set forth in the related prospectus supplement, of the aggregate principal balance of the loans as of the cut-off date. In no event, however, will the trust created by pooling and servicing agreement continue beyond the expiration of 21 years from the death of the last survivor of certain persons identified therein. For each series, the servicer or the trustee, as applicable, will give written notice of termination of the pooling and servicing agreement to each holder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency specified in the notice of termination. If so provided in the related prospectus supplement for a series, the sponsor or another entity may effect an optional termination of the trust fund under the circumstances described in such prospectus supplement. See "Description of the Securities--Optional Redemption; Mandatory Redemption".

      Notes. The indenture will be discharged with respect to a series of notes (except with respect to certain continuing rights specified in the indenture) upon the delivery to the trustee for cancellation of all the notes or, with certain limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes.

      In addition to such discharge with certain limitations, the related indenture will provide that, if so specified with respect to the notes of any series, the related trust fund will be discharged from any and all obligations in respect of the notes of such series (except for certain obligations relating to temporary notes and exchange of notes, to register the transfer of or exchange notes of such series, to replace stolen, lost or mutilated notes of such series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes of such series on the final scheduled distribution date for such notes and any installment of interest on such notes in accordance with the terms of the pooling and servicing agreement and the notes of such series. In the event of any such defeasance and discharge of notes of such series, holders of notes of such series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their notes until maturity.

                        Yield and Maturity Considerations

      The yield to maturity of a security will depend on the price paid by the holder for such security, the interest rate on such security (which interest rate may vary if so specified in the related prospectus supplement), the rate of payment of principal on such security (or the rate at which the notional amount thereof is reduced if such security is not entitled to payments of principal) and other factors.

      In general, if a class of securities is purchased at initial issuance at a premium and payments of principal on the related loans occur at a rate faster than anticipated at the time of purchase, the purchaser's actual yield to maturity will be lower than that assumed at the time of purchase. In addition, if a class of securities is purchased at initial issuance at a discount and payments of principal on the related loans occur at a rate slower than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that originally anticipated. The effect of principal prepayments, liquidations and purchases on yield will be particularly significant in the case of a series of securities having a class entitled to payments of interest only or to payments of interest that are disproportionately high relative to the principal payments to which such class is entitled. Such a class will likely be sold at a substantial premium to its principal balance, if any, and any faster than anticipated rate of prepayments will adversely affect the yield to holders thereof. In certain circumstances, rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on certain other types of classes of securities, may be relatively more sensitive to the rate of prepayment on the related loans than other classes of securities.

      The timing of changes in the rate of principal payments on or repurchases of the loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the underlying loans or a repurchase thereof, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments and repurchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

      When a full prepayment is made on a loan, the mortgagor is charged interest on the principal amount of the loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment, at a daily rate determined by dividing the loan rate by 365. A series of securities may provide that the servicer is obligated to deposit into the distribution account, for distribution to holders of the series, an amount, not to exceed the servicer's aggregate servicing fee for such series for the related month, equal to the difference between (a) a full months' interest (net of the servicing fee) on a loan which has prepaid in full and (b) the amount of interest actually paid with such prepayment in full. See "Servicing of Loans--Servicing Compensation and Payment of Expenses". To the extent the servicer is not obligated to deposit for distribution to the related holders the full amount of such difference, the effect of prepayments in full will be to reduce the amount of interest paid in the next succeeding month to security holders entitled to payments of interest because interest on the principal amount of any loan so prepaid will be paid only to the date of prepayment rather than for a full month. A partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related loan as of the first day of the month in which such partial prepayment is received. As a result, the effect of a partial prepayment on a loan will be to reduce the amount of interest passed through to security holders on the distribution date following the receipt of such partial prepayment by an amount equal to one month's interest at the applicable pass-through rate, as the case may be, on the prepaid amount. Neither full nor partial principal prepayments are passed through until the month following receipt.

      A number of factors affect principal prepayment rates, including homeowner mobility, economic conditions, mortgage market interest rates, the availability of mortgage funds and the enforceability of due-on-sale clauses. Many loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or certain transfers by the mortgagor of the underlying property. The servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying property and it is entitled to do so under applicable law; provided, however, that the servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect the interests of the holders or adversely affect or jeopardize coverage under any applicable insurance policy. The extent to which the loans are assumed by purchasers of the properties rather than prepaid by the related mortgagors in connection with the sales of the properties will affect the yield of the related series of securities.

      The yield on the securities also will be effected by liquidations of loans following mortgagor defaults and by purchases of loans required by the agreements in the event of breaches of representations made in respect of such mortgage loans by the sponsor, the related seller if any, the servicer and others, or repurchases due to conversions of ARM loans to a fixed interest rate. See "Descriptions of the Securities" above. Under certain circumstances, the servicer, the sponsor or, if specified in the related prospectus supplement, the holders of the REMIC residual interest or the credit enhancer may have the option to purchase the loans in a trust fund. See "Description of the Securities--Optional Redemption; Mandatory Redemption."

      The rate of prepayments with respect to fixed-rate mortgage loans has fluctuated significantly in recent years. In general, if prevailing interest rates fall significantly below the interest rates on fixed-rate mortgage loans, such mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rate on such mortgage loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on fixed-rate mortgage loans, such mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on such mortgage loans.

      Although the loan rates on ARM loans will be subject to periodic adjustments, such adjustments will, generally, (i) not increase or decrease such loan rates by more than a fixed percentage amount on each adjustment date, (ii) not increase such loan rates over a fixed percentage amount during the life of any ARM loan and (iii) be based on an index (which may not rise and fall consistently with mortgage interest rates) plus the related margin (which may be different from margins being used at the time for newly originated adjustable rate mortgage loans). As a result, the loan rates on the ARM loans in a trust fund at any time may not equal the prevailing rates for similar, newly originated adjustable-rate mortgage loans. In certain rate environments, the prevailing rates on fixed-rate mortgage loans may be sufficiently low in relation to the then-current loan rates on ARM loans that the rate of prepayment may increase as a result of refinancings.

      In addition, and as may be described in the related prospectus supplement, the related agreements may provide that all or a portion of such collected principal may be retained by the trustee (and held in certain temporary investments, including loans) for a specified period prior to being used to fund payments of principal to holders. The result of such retention and temporary investment by the trustee of such principal would be to slow the amortization rate of the related securities relative to the amortization rate of the related loans, or to attempt to match the amortization rate of the related securities to an amortization schedule established at the time such securities are issued. Any such feature applicable to any securities may terminate upon the occurrence of events to be described in the related prospectus supplement, resulting in the current funding of principal payments to the related holders and an acceleration of the amortization of such securities.

      In addition to its impact on a security's yield to maturity the rate of principal prepayments on the loans related to the security will affect the weighted average life of the security. "Weighted average life" refers to the average amount of time from the date of issuance of a security until each dollar of principal of the security is repaid to the investor.

      There can be no assurance as to the rate of prepayment of the loans. The sponsor is not aware of any reliable, publicly available statistics relating to the principal prepayment experience of diverse portfolios of mortgage loans such as the loans over an extended period of time. All statistics known to the sponsor that have been compiled with respect to prepayment experience on mortgage loans indicate that while some mortgage loans may remain outstanding until their stated maturities, a substantial number will be paid prior to their respective stated maturities.

      The effective yield to maturity to each holder of fixed-rate securities entitled to payments of interest will be below that otherwise produced by the applicable interest rate and purchase price of such security because, while interest will accrue on each loan from the first day of each month, the payment of such interest to the holders will be made on a specified day (for example, the twenty-fifth day) of the month (or, in the case of quarterly pay securities, the twenty-fifth day of every third month, or, in the case of semiannually pay securities, the twenty-fifth day of every sixth month) following the month of accrual.

      The loan rates on certain ARM loans subject to negative amortization adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial loan rates are generally lower than the sum of the indices applicable at origination and the related loan margins) the amount of interest accruing on the principal balance of such loans may exceed the amount of the minimum scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing loans may become deferred interest that will be added to the principal balance thereof and will bear interest at the applicable loan rate. The addition of any such deferred interest to the principal balance will lengthen the weighted average life of the securities evidencing interests in such loans and may adversely affect yield to holders thereof depending upon the price at which such securities were purchased. In addition, with respect to certain ARM loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on such a loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce such principal balance, the weighted average life of such securities will be reduced and may adversely affect yield to holders thereof depending upon the price at which such securities were purchased.

                             Legal Aspects of Loans

      The following discussion contains summaries of legal aspects of mortgage loans, home improvement installment sales contracts and home improvement installment loan agreements which are general in nature. Because these legal aspects are governed by state law, the summaries do not purport to be complete, nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the loans are situated.

Mortgages

      The mortgage loans for a series will and certain home improvement contracts may be secured by either mortgages or deeds of trust or deeds to secure debt (such mortgage loans and home improvement contracts are hereinafter referred to in this section as "mortgage loans"), depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by such instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens pursuant to the laws of the jurisdiction in which the mortgaged property is located. Priority with respect to such instruments depends on their terms, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties, the trustor, who is the borrower/property owner; the beneficiary, who is the lender, and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

      Foreclosure on Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

      Foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower/trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property, recorded and sent to all parties having an interest in the real property.

      An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

      A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counter claims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the mortgagor was insolvent and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

      In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third-party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such a judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

      Rights of Redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

      Junior Mortgages; Rights of Senior Mortgages. The mortgage loans included in the trust fund for a series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the trust fund (and therefore the holders), as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

      The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

      Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

      Anti-Deficiency Legislation and Other Limitations on Lenders. Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

      In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Relief Act, and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security (provided no sale of the property has yet occurred) prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

      Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt.

      In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

      The Bankruptcy Code provides priority to certain tax liens over the lender's security. This may delay or interfere with the enforcement of rights in respect of a defaulted loan. In addition, substantive requirements are imposed upon lenders in connection with the organization and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

      Due-On-Sale Clauses In Mortgage Loans. Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single-family residential mortgage transactions, their enforceability has been limited or denied. The Garn-St. Germain Sponsory Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. Freddie Mac has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of "window period" loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

      In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

      Enforceability of Prepayment and Late Payment Fees. Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

      Equitable Limitations on Remedies. In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of the borrower's default under the loan documents. Such equitable relief has included court-imposed requirements that the lender undertake affirmative and sometimes costly actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon its security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have considered whether federal or state constitutional requirements of "due process" require that borrowers under security agreements receive notices in addition to the statutorily prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

      Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of such mortgage loans.

      Applicability of Usury Laws. Title V of the sponsory Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. The Federal Home Loan Bank Board is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of such state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

The Home Improvement Contracts

      Home improvement contracts that are secured by the home improvements financed grant to the originator of such contracts a purchase money security interest in the home improvements to secure all or part of the purchase price of the home improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable.

      In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such collateral must generally be perfected by a timely fixture filing. In general, under the Uniform Commercial Code (the "UCC"), a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home improvement contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization, upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the home improvement being financed.

      Enforcement of Security Interest In Home Improvements. So long as home improvements have not become fixtures subject to real property laws, a creditor can repossess home improvements securing a home improvement contract by voluntary surrender, by "self-help" repossession that is peaceful (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of such a home improvement contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The laws in most states also require that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem it at or before such resale.

      Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgement from a debtor for any deficiency following repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgements, and in many cases the defaulting borrower would have no assets with which to pay a judgement.

      Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

      Consumer Protection Laws. The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract, if such transferor is the seller of the goods which gave rise to the transaction (and certain related lenders and assignees), to transfer such contract free of notice of claims by the debtor thereunder. The effect of the rule is to subject the assignee of such a contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to offset remaining amounts due as a defense against a claim brought by the assignee against such obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the home improvement contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

      Applicability of Usury Laws. Title V provides that, subject to certain conditions, state usury limitations shall not apply to any contract which is secured by a first lien on certain kinds of consumer goods. In the case of home improvement contracts secured by home improvements which have not become fixtures, such conditions include, among other things, restrictions on prepayment fees, late charges and deferral fees and a 30-day notice period prior to instituting any action leading to repossession of the related unit.

      Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

Installment Contracts

      The loans may also consist of installment contracts. Under an installment contract, the seller retains legal title to the property and enters into an agreement with the purchaser for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the purchaser of the contract is the seller obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the term of the installment contract, the purchaser is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

      The method of enforcing the rights of the seller under an installment contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to the terms. The terms of installment contracts generally provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited.

      The seller in such a situation does not have to foreclose in order to obtain title to the property, although in some cases, a quiet title action is in order if the purchaser has filed the installment contract in local land records, and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of a purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting purchasers under installment contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default, the purchaser may be granted some grace period during which the installment contract may be reinstated upon full payment of the default amount, and the purchaser may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

Soldiers' and Sailors' Civil Relief Act of 1940

      Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (1) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including mortgage loans) incurred prior to the commencement of military service for the duration of military service, (2) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on those obligations entered into prior to military service for the duration of military service and (3) may have the maturity of the obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (1), (2), or (3) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with the obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a mortgage loan included in a trust fund for a series is relieved under the Soldiers' and Sailors' Civil Relief Act of 1940, none of the trust fund, the servicer, the sponsor nor the trustee will be required to advance the amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the securities of that series.

                       The Sponsor and The Master Servicer

      Accredited Home Lenders, Inc. is a nationwide mortgage banking institution engaged in the business of originating, acquiring, servicing and selling mortgage loans secured by one- to four-family residential properties. Accredited's principal business strategy is to originate mortgage loans which do not conform to credit or other criteria established by Fannie Mae or Freddie Mac, commonly referred to as "nonconforming" and "subprime" mortgage loans.


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

                                 Use of Proceeds

      The sponsor will apply all or substantially all of the net proceeds from the sale of each series of securities for one or more of the following purposes:
(i) to purchase the related mortgage assets, (ii) to repay indebtedness which has been incurred to obtain funds to acquire such mortgage assets, (iii) to establish any reserve funds described in the related prospectus supplement and
(iv) to pay costs of structuring and issuing such securities, including the costs of obtaining credit enhancement, if any.

                   Material Federal Income Tax Consequences

      The following is a general discussion of the material anticipated federal income tax consequences to investors of the purchase, ownership and disposition of the securities offered hereby. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors are urged to consult their own tax advisors in determining the particular federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the securities. References in this section to "sections" and the "code" refer to the Internal Revenue Code of 1986, as amended.

      The following discussion addresses securities of five general types:

      o securities representing interests in a grantor trust which the sponsor will covenant not to elect to have treated as a REMIC or a FASIT;

      o securities representing interests in a trust, or a portion thereof, which the sponsor will covenant to elect to have treated as a REMIC under sections 860A through 860G;

      o securities that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying loans;

      o securities representing interests in a trust that is intended to be treated as a partnership under the code; and

      o securities representing interests in a trust, or portion thereof, which the Company will covenant to elect to have treated as a FASIT under sections 860H through 860L.

      The prospectus supplement for each series of securities will indicate whether a REMIC or FASIT election (or elections) will be made for the related trust and, if a REMIC or FASIT election is to be made, will identify all "regular interests" and "residual interests" in the REMIC or all "regular interests," "high-yield interests" or the "ownership interest" in the FASIT.

      The Taxpayer Relief Act of 1997 adds provisions to the code that require the recognition of gain upon the "constructive sale of an appreciated financial position." A constructive sale of an appreciated financial position occurs if a taxpayer enters into transactions with respect to a financial instrument that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. These provisions apply only to classes of securities that do not have a principal balance.


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

Grantor Trust Securities

      With respect to each series of grantor trust securities, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the related grantor trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a grantor trust security will generally be treated as the owner of an interest in the loans included in the grantor trust.

      For purposes of the following discussion, a grantor trust security representing an undivided equitable ownership interest in the principal of the loans constituting the related grantor trust, together with interest thereon at a pass-through rate, will be referred to as a "grantor trust fractional interest security." A grantor trust security representing ownership of all or a portion of the difference between interest paid on the loans constituting the related grantor trust and interest paid to the beneficial owners of grantor trust fractional interest securities issued with respect to the grantor trust will be referred to as a "grantor trust strip security."

Taxation of Beneficial Owners of Grantor Trust Securities

      Beneficial owners of grantor trust fractional interest securities generally will be required to report on their federal income tax returns their respective shares of the income from the loans (including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to beneficial owners of any corresponding grantor trust strip securities) and, subject to the limitations described below, will be entitled to deduct their shares of any reasonable servicing fees and other expenses. If a beneficial owner acquires a grantor trust fractional interest security for an amount that differs from its outstanding principal amount, the amount includible in income on a grantor trust fractional interest security may differ from the amount of interest distributable thereon. See "Discount and Premium," below. Individuals holding a grantor trust fractional interest security directly or through pass-through entities will be allowed a deduction for reasonable servicing fees and expenses only to the extent that the aggregate of the beneficial owner's miscellaneous itemized deductions exceeds 2% of the beneficial owner's adjusted gross income. Further, beneficial owners (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

      Beneficial owners of grantor trust strip securities generally will be required to treat the securities as "stripped coupons" under section 1286. Accordingly, that beneficial owner will be required to treat the excess of the total amount of payments on the security over the amount paid for the security as original issue discount and to include the discount in income as it accrues over the life of the security. See "--Discount and Premium," below.

      Grantor trust fractional interest securities may also be subject to the coupon stripping rules if a class of grantor trust strip securities is issued as part of the same series of securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of that security (and perhaps all stated interest thereon) would be classified as original issue discount and includible in the beneficial owner's income as it accrues (regardless of the beneficial owner's method of accounting), as described below under "--Discount and Premium." The coupon stripping rules will not apply, however, if (i) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying loans and (ii) the difference between the outstanding principal balance on the security and the amount paid for the security is less than 0.25% of the principal balance times the weighted average remaining maturity of the security.

Sales of Grantor Trust Securities

      Any gain or loss recognized on the sale of a grantor trust security (equal to the difference between the amount realized on the sale and the adjusted basis of the grantor trust security) will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and in the case of banks and other financial institutions except as provided under section 582(c). The adjusted basis of a grantor trust security will generally equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions of principal.

Grantor Trust Reporting

      The trustee will furnish to each beneficial owner of a grantor trust fractional interest security with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying loans and to interest thereon at the related interest rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the master servicer, the trustee will furnish to each beneficial owner during the year any customary factual information that the master servicer deems necessary or desirable to enable beneficial owners of grantor trust securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service (the "IRS") as and when required to do so by law.

REMIC Securities

      If provided in a prospectus supplement, an election will be made to treat a trust as a REMIC. With respect to each series of securities for which that election is made, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that, assuming compliance with the related servicing agreement, the trust will be treated as a REMIC for federal income tax purposes. A trust for which a REMIC election is made will be referred to in this prospectus as a "REMIC trust." The securities of each class will be designated as "regular interests" in the REMIC trust except that a separate class will be designated as the "residual interest" in the REMIC trust. The prospectus supplement for each series of securities will state whether securities of each class will constitute a REMIC regular security or a REMIC residual security. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus.

      A REMIC trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances described below. See "--Taxes on a REMIC Trust." Generally, the total income from the mortgage loans in a REMIC trust will be taxable to the beneficial owners of the securities of that series, as described below.

      Regulations issued by the Treasury Department on December 23, 1992 (the "REMIC regulations") provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC securities. While material provisions of the REMIC regulations are discussed below, investors should consult their own tax advisors regarding the possible application of the REMIC regulations in their specific circumstances.

Special Tax Attributes

      REMIC regular securities and REMIC residual securities will be "regular or residual interests in a REMIC" within the meaning of section 7701(a)(19)(C)(xi) and "real estate assets" within the meaning of section 856(c)(5)(A). If at any time during a calendar year less than 95% of the assets of a REMIC trust consist of "qualified mortgages" (within the meaning of section 860G(a)(3)) then the portion of the REMIC regular securities and REMIC residual securities that are qualifying assets under those sections during the calendar year may be limited to the portion of the assets of the REMIC trust that are qualified mortgages. Similarly, income on the REMIC regular securities and REMIC residual securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) , subject to the same limitation as described in the preceding sentence. For purposes of applying this limitation, a REMIC trust should be treated as owning the assets represented by the qualified mortgages. The assets of the trust fund will include, in addition to the mortgage loans, payments on the mortgage loans held pending distribution on the REMIC regular securities and REMIC residual securities and any reinvestment income thereon. REMIC regular securities and REMIC residual securities held by a financial institution to which section 585, 586 or 593 applies will be treated as evidences of indebtedness for purposes of section 582(c)(1). REMIC regular securities will also be qualified mortgages with respect to other REMICs.

Taxation of Beneficial Owners of REMIC Regular Securities

      Except as indicated below in this federal income tax discussion, the REMIC regular securities will be treated for federal income tax purposes as debt instruments issued by the REMIC trust on the settlement date and not as ownership interests in the REMIC trust or its assets. Beneficial owners of REMIC regular securities that otherwise report income under a cash method of accounting will be required to report income with respect to those securities under an accrual method. For additional tax consequences relating to REMIC regular securities purchased at a discount or with premium, see "--Discount and Premium," below.

Taxation of Beneficial Owners of REMIC Residual Securities

      Daily Portions. Except as indicated below, a beneficial owner of a REMIC residual security for a REMIC trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC trust for each day during a calendar quarter that the beneficial owner owned the REMIC residual security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC trust for the quarter and by allocating the amount so allocated among the beneficial owners of residual securities (on that day) in accordance with their percentage interests on that day. Any amount included in the gross income or allowed as a loss of any beneficial owner of a residual security by virtue of this paragraph will be treated as ordinary income or loss.

      The requirement that each beneficial owner of a REMIC residual security report its daily portion of the taxable income or net loss of the REMIC trust will continue until there are no securities of any class outstanding, even though the beneficial owner of the REMIC residual security may have received full payment of the stated interest and principal on its REMIC residual security.

      The trustee will provide to beneficial owners of REMIC residual securities of each series of securities (i) any information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the securities of the series that may be required under the code.

      Taxable Income or Net Loss of a REMIC Trust. The taxable income or net loss of a REMIC trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC trust. The taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with modifications. The first modification is that a deduction will be allowed for accruals of interest (including any original issue discount, but without regard to the investment interest limitation in section 163(d)) on the REMIC regular securities (but not the REMIC residual securities), even though REMIC regular securities are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC trust generally will be included in income (in the case of discount) or deductible (in the case of premium) by the REMIC trust as it accrues under a constant yield method, taking into account the "prepayment assumption" (as defined in the prospectus supplement, see "--Discount and Premium--Original Issue Discount," below). The basis to a REMIC trust in the qualified mortgages is the aggregate of the issue prices of all the REMIC regular securities and REMIC residual securities in the REMIC trust on the settlement date. If, however, a substantial amount of a class of REMIC regular securities or REMIC residual securities has not been sold to the public, then the fair market value of all the REMIC regular securities or REMIC residual securities in that class as of the date of the prospectus supplement should be substituted for the issue price.

      Third, no item of income, gain, loss or deduction allocable to a prohibited transaction (see "--Taxes on a REMIC Trust--Prohibited Transactions" below) will be taken into account. Fourth, a REMIC trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2). Finally, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 will not be applied at the REMIC trust level to any servicing and guaranty fees. (See, however, "--Pass-Through of Servicing and Guaranty Fees to Individuals" below.) In addition, under the REMIC regulations, any expenses that are incurred in connection with the formation of a REMIC trust and the issuance of the REMIC regular securities and REMIC residual securities are not treated as expenses of the REMIC trust for which a deduction is allowed. If the deductions allowed to a REMIC trust exceed its gross income for a calendar quarter, the excess will be a net loss for the REMIC trust for that calendar quarter. The REMIC regulations also provide that any gain or loss to a REMIC trust from the disposition of any asset, including a qualified mortgage or "permitted investment" (as defined in section 860G(a)(5)) will be treated as ordinary gain or loss.

      A beneficial owner of a REMIC residual security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC trust at a discount, some or all of the REMIC regular securities are issued at a discount, and the discount included as a result of a prepayment on a mortgage loan that is used to pay principal on the REMIC regular securities exceeds the REMIC trust's deduction for unaccrued original issue discount relating to the REMIC regular securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC regular securities, may increase over time as the earlier classes of REMIC regular securities are paid, whereas interest income with respect to any given mortgage loan expressed as a percentage of the outstanding principal amount of that mortgage loan, will remain constant over time.

      Basis Rules and Distributions. A beneficial owner of a REMIC residual security has an initial basis in its security equal to the amount paid for that REMIC residual security. That basis is increased by amounts included in the income of the beneficial owner and decreased by distributions and by any net loss taken into account with respect to the REMIC residual security. A distribution on a REMIC residual security to a beneficial owner is not included in gross income to the extent it does not exceed the beneficial owner's basis in the REMIC residual security (adjusted as described above) and, to the extent it exceeds the adjusted basis of the REMIC residual security, shall be treated as gain from the sale of the REMIC residual security.

      A beneficial owner of a REMIC residual security is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the beneficial owner's adjusted basis in its REMIC residual security as of the close of the calendar quarter (determined without regard to the net loss). Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual security.

      Excess Inclusions. Any excess inclusions with respect to a REMIC residual security are subject to special tax rules. With respect to a beneficial owner of a REMIC residual security, the excess inclusion for any calendar quarter is defined as the excess (if any) of the daily portions of taxable income over the sum of the "daily accruals" for each day during a quarter that the REMIC residual security was held by the beneficial owner. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC residual security at the beginning of the calendar quarter and 120% of the "federal long-term rate" in effect on the settlement date, based on quarterly compounding, and properly adjusted for the length of the quarter. For this purpose, the adjusted issue price of a REMIC residual security as of the beginning of any calendar quarter is equal to the issue price of the REMIC residual security, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made with respect to the REMIC residual security before the beginning of that quarter. The issue price of a REMIC residual security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the REMIC residual securities was sold. The federal long-term rate is a blend of current yields on treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

      In general, beneficial owners of REMIC residual securities with excess inclusion income cannot offset that income by losses from other activities. For beneficial owners that are subject to tax only on unrelated business taxable income (as defined in section 511), an excess inclusion of a beneficial owner is treated as unrelated business taxable income. With respect to variable contracts (within the meaning of section 817), a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The REMIC regulations indicate that if a beneficial owner of a REMIC residual security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICs held by members of the affiliated group. For a discussion of the effect of excess inclusions on foreign investors that own REMIC residual securities, see "--Foreign Investors" below.

      The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC trust as excess inclusions if the REMIC residual security does not have "significant value." Although the Treasury Department did not exercise this authority in the REMIC regulations, future regulations may contain this rule. If that rule were adopted, it is unclear how significant value would be determined for these purposes. If no similar rule is applicable, excess inclusions should be calculated as discussed above.

      In the case of any REMIC residual securities that are held by a real estate investment trust, the aggregate excess inclusions with respect to REMIC residual securities reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2) , excluding any net capital gain) will be allocated among the shareholders of that trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual security as if held directly by the shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and cooperatives that hold a REMIC residual security.

      Pass-Through of Servicing and Guaranty Fees to Individuals. A beneficial owner of a REMIC residual security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for these fees will be allowed to a beneficial owner only to the extent that those fees, along with some of the beneficial owner's other miscellaneous itemized deductions exceed 2% of the beneficial owner's adjusted gross income. In addition, a beneficial owner of a REMIC residual security may not be able to deduct any portion of the fees in computing a beneficial owner's alternative minimum tax liability. A beneficial owner's share of the fees will generally be determined by (i) allocating the amount of the expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and (ii) allocating the daily amount among the beneficial owners in proportion to their respective holdings on that day.

Taxes on a REMIC Trust

      Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100% of the net income derived from "prohibited transactions." In general, a prohibited transaction means the disposition of a qualified mortgage other than under specified exceptions, the receipt of investment income from a source other than a mortgage loan or other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests.

      Contributions to a REMIC after the Startup Day. The Code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the "startup day" (generally the same as the settlement date). Exceptions are provided for cash contributions to a REMIC (i) during the three month period beginning on the startup day, (ii) made to a qualified reserve fund by a beneficial owner of a residual interest, (iii) in the nature of a guarantee,
(iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted by Treasury Regulations.

      Net Income from Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on "net income from foreclosure property." The terms "foreclosure property" (which includes property acquired by deed in lieu of foreclosure) and "net income from foreclosure property" are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with a possible extension. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.


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

Sales of REMIC Securities

      Except as provided below, if a REMIC regular residual security is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the security. The adjusted basis of a REMIC regular security generally will equal the cost of that security to the seller, increased by any original issue discount or market discount included in the seller's gross income with respect to the security and reduced by distributions on that security previously received by the seller of amounts included in the stated redemption price at maturity and by any premium that has reduced the seller's interest income with respect to the security. See "--Discount and Premium." The adjusted basis of a REMIC residual security is determined as described above under "--Taxation of Beneficial Owners of REMIC Residual Securities--Basis Rules and Distributions." Except as provided in the following paragraph or under section 582(c) , any gain or loss will be capital gain or loss, provided the security is held as a "capital asset" (generally, property held for investment) within the meaning of section 1221.

      Gain from the sale of a REMIC regular security that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of (i) the amount that would have been includible in the income of the beneficial owner of a REMIC regular security had income accrued at a rate equal to 110% of the "applicable federal rate" (generally, an average of current yields on treasury securities) as of the date of purchase over (ii) the amount actually includible in the beneficial owner's income. In addition, gain recognized on a sale by a beneficial owner of a REMIC regular security who purchased the security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period a security was held by the beneficial owner, reduced by any market discount includible in income under the rules described below under "--Discount and Premium."

      If a beneficial owner of a REMIC residual security sells its REMIC residual security at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC residual security, the beneficial owner purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in section 7701(i) ) comparable to a residual interest in a REMIC. That disallowed loss would be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by Treasury Regulations, no such regulations have yet been published.

      Transfers of REMIC Residual Securities. Section 860E(e) imposes a substantial tax, payable by the transferor (or, if a transfer is through a broker, nominee, or other middleman as the transferee's agent, payable by that agent) upon any transfer of a REMIC residual security to a disqualified organization and upon a pass-through entity (including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, cooperatives, and nominees) that owns a REMIC residual security if the pass-through entity has a disqualified organization as a record-holder. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether by purchase, by default under a secured lending agreement or otherwise.

      The term "disqualified organization" includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax,


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

unless the organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in the entity are not held by disqualified organizations and (ii) information necessary for the application of the REMIC tax will be made available. Restrictions on the transfer of a REMIC residual security and other provisions that are intended to meet this requirement are described in the related servicing agreement, and will be discussed more fully in the prospectus supplement relating to the offering of any REMIC residual security. In addition, a pass-through entity (including a nominee) that holds a REMIC residual security may be subject to additional taxes if a disqualified organization is a record-holder of an interest in that entity. A transferor of a REMIC residual security (or an agent of a transferee of a REMIC residual security, as the case may be) will be relieved of that tax liability if (i) the transferee furnishes to the transferor (or the transferee's agent) an affidavit that the transferee, among other things, (a) is not a disqualified organization, (b) is not acquiring the REMIC residual security for the account of a disqualified organization and (c) will not cause income from the REMIC residual security to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer, and (ii) the transferor (or the transferee's agent) does not have actual knowledge that the affidavit is false at the time of the transfer. Similarly, no tax will be imposed on a pass-through entity for a period with respect to an interest in that entity is owned by a disqualified organization if (i) the record-holder of the interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and (ii) during that period, the pass-through entity has no actual knowledge that the affidavit is false.

      The Taxpayer Relief Act of 1997 adds provisions to the code that will apply to an "electing large partnership." If an electing large partnership holds a residual certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e). An exception to this tax, otherwise available to a pass-through entity that is furnished with affidavits by record holders of interests in the entity and that does not know the affidavits are false, is not available to an electing large partnership.

      Under the REMIC regulations, a transfer of a "noneconomic residual interest" to a U.S. Person (as defined below in "--Foreign Investors--Grantor Trust Securities and REMIC Regular Securities") will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC residual security would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (i) the present value of the expected future distributions on the REMIC residual security is no less than the product of the present value of the "anticipated excess inclusions" with respect to that security and the highest corporate rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC trust in an amount sufficient to satisfy the liability for income tax on any "excess inclusions" at or after the time when the liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter (or portion thereof) following the transfer of a REMIC residual security, determined as of the date the security is transferred and based on events that have occurred as of that date and on the prepayment assumption. See "--Discount and Premium" and "--Taxation of Beneficial Owners of REMIC Residual Securities--Excess Inclusions."

      The REMIC regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC residual security has "improper knowledge" (i.e., either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC trust). A


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

transferor is presumed not to have improper knowledge if (i) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (ii) the transferee makes representations to the transferor in the affidavit relating to disqualified organizations discussed above. Transferors of a REMIC residual security should consult with their own tax advisors for further information regarding the transfers.

      Reporting and Other Administrative Matters. For purposes of the administrative provisions , each REMIC trust will be treated as a partnership and the beneficial owners of REMIC residual securities will be treated as partners. The trustee will prepare, sign and file federal income tax returns for each REMIC trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the trustee will furnish to each beneficial owner that received a distribution during that year a statement setting forth the portions of any distributions that constitute interest distributions, original issue discount, and any other information required by Treasury Regulations and, with respect to beneficial owners of REMIC residual securities in a REMIC trust, information necessary to compute the daily portions of the taxable income (or net loss) of the REMIC trust for each day during the year. The trustee will also act as the tax matters partner for each REMIC trust, either in its capacity as a beneficial owner of a REMIC residual security or in a fiduciary capacity. Each beneficial owner of a REMIC residual security, by the acceptance of its REMIC residual security, agrees that the trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

      Each beneficial owner of a REMIC residual security is required to treat items on its return consistently with the treatment on the return of the REMIC trust, unless the beneficial owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC trust. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC trust level.

Termination

      In general, no special tax consequences will apply to a beneficial owner of a REMIC regular security upon the termination of a REMIC trust by virtue of the final payment or liquidation of the last mortgage loan remaining in the trust fund. If a beneficial owner of a REMIC residual security's adjusted basis in its REMIC residual security at the time the termination occurs exceeds the amount of cash distributed to the beneficial owner in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the beneficial owner of the REMIC residual security is entitled to a loss equal to the amount of that excess.

Debt Securities

      With respect to each series of debt securities, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the securities will be classified as debt secured by the related loans. Consequently, the debt securities will not be treated as ownership interests in the loans or the trust. Beneficial owners will be required to report income received with respect to the debt securities in accordance with their normal method of accounting. For


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

additional tax consequences relating to debt securities purchased at a discount or with premium, see "--Discount and Premium," below.

Special Tax Attributes

      As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, debt securities will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in debt securities.

Sale or Exchange

      If a beneficial owner of a debt security sells or exchanges the security, the beneficial owner will recognize gain or loss equal to the difference, if any, between the amount received and the beneficial owner's adjusted basis in the security. The adjusted basis in the security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the security and reduced by the payments previously received on the security, other than payments of qualified stated interest, and by any amortized premium.

      In general (except as described in "--Discount and Premium--Market Discount," below), except for financial institutions subject to section 582(c) , any gain or loss on the sale or exchange of a debt security recognized by an investor who holds the security as a capital asset (within the meaning of section 1221), will be capital gain or loss and will be long-term or short-term depending on whether the security has been held for more than one year.

Partnership Interests

      With respect to each series of partnership interests, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the trust will be treated as a partnership and not an association taxable as a corporation for federal income tax purposes. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a partnership interest will generally be treated as the owner of an interest in the loans.

Special Tax Attributes

      As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, partnership interests will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in partnership interests.

Taxation of Beneficial Owners of Partnership Interests

      If the trust is treated as a partnership for federal income tax purposes, the trust will not be subject to federal income tax. Instead, each beneficial owner of a partnership interest will be required to separately take into account an allocable share of income, gains, losses, deductions, credits and other tax items of the trust. These partnership allocations are made in accordance


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

with the code, Treasury Regulations and the partnership agreement (here, the trust agreement and related documents).

      The trust's assets will be the assets of the partnership. The trust's income will consist primarily of interest and finance charges earned on the underlying mortgage loans. The trust's deductions will consist primarily of interest accruing with respect to any indebtedness issued by the trust, servicing and other fees, and losses or deductions upon collection or disposition of the trust's assets.

      The trust could have an obligation to make payments of withholding tax on behalf of a beneficial owner of a partnership interest. (See "Backup Withholding" and "Foreign Investors" below).

      Substantially all of the taxable income allocated to a beneficial owner of a partnership interest that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to the holder under the code.

      Under section 708 , the trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. Under the final regulations issued on May 9, 1997 if such a termination occurs, the trust is deemed to contribute all of its assets and liabilities to a newly formed partnership in exchange for a partnership interest. Immediately thereafter, the terminated partnership distributes interests in the new partnership to the purchasing partner and remaining partners in proportion to their interests in liquidation of the terminated partnership.

Sale or Exchange of Partnership Interests

      Generally, capital gain or loss will be recognized on a sale or exchange of partnership interests in an amount equal to the difference between the amount realized and the seller's tax basis in the partnership interests sold. A beneficial owner of a partnership interest's tax basis in a partnership interest will generally equal the beneficial owner's cost increased by the beneficial owner's share of trust income (includible in income) and decreased by any distributions received with respect to the partnership interest. In addition, both the tax basis in the partnership interest and the amount realized on a sale of a partnership interest would take into account the beneficial owner's share of any indebtedness of the trust. A beneficial owner acquiring partnership interests at different prices may be required to maintain a single aggregate adjusted tax basis in the partnership interest, and upon sale or other disposition of some of the partnership interests, allocate a portion of the aggregate tax basis to the partnership interests sold (rather than maintaining a separate tax basis in each partnership interest for purposes of computing gain or loss on a sale of that partnership interest).

      Any gain on the sale of a partnership interest attributable to the beneficial owner's share of unrecognized accrued market discount on the assets of the trust would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. If a beneficial owner of a partnership interest is required to recognize an aggregate amount of income over the life of the partnership interest that exceeds the aggregate cash distributions with respect thereto, that excess will generally give rise to a capital loss upon the retirement of the partnership interest. If a beneficial owner sells its partnership interest at a profit or loss, the transferee will have a higher or lower basis in the partnership interests than the transferor had. The tax basis of


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

the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust files an election under section 754.

Partnership Reporting Matters

      The owner trustee is required to (i) keep complete and accurate books of the trust, (ii) file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust and (iii) report each beneficial owner of a partnership interest's allocable share of items of trust income and expense to beneficial owners and the IRS on Schedule K-1. The trust will provide the Schedule K-1 information to nominees that fail to provide the trust with the information statement described below and those nominees will be required to forward the information to the beneficial owners of the partnership interests. Generally, beneficial owners of a partnership interests must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the beneficial owner of a partnership interest notifies the IRS of all the inconsistencies.

      Under section 6031 , any person that holds partnership interests as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the partnership interests so held. Required information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of the person,
(y) whether the person is a United States person, a tax-exempt entity or a foreign government, and international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) information on partnership interests that were held, bought or sold on behalf of the person throughout the year. In addition, brokers and financial institutions that hold partnership interests through a nominee are required to furnish directly to the trust information as to themselves and their ownership of partnership interests. A clearing agency registered under section 17A of the Securities Exchange Act of 1934 is not required to furnish any such information statement to the trust. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

      The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the beneficial owner of a partnership interests, and a beneficial owner of a partnership interest may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of the beneficial owner of a partnership interest's returns and adjustments of items note related to the income and losses of the trust.

FASIT Securities

      If provided in a prospectus supplement, an election will be made to treat the trust as a FASIT within the meaning of section 860L(a). With respect to each series of securities for which an election is made, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that, assuming compliance with the related servicing agreement, the trust will be treated as a FASIT for federal income tax purposes. A trust for which a FASIT election is made will be referred to in this prospectus as a "FASIT trust." The securities of each class will be designated as "regular interests" or "high-yield regular interests" in the FASIT trust except that one separate class will be designated as the "ownership interest" in the FASIT trust. The


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

prospectus supplement for each series of securities will state whether securities of each class will constitute either a regular interest or a high-yield regular interest (a FASIT regular security) or an ownership interest (a FASIT ownership security). The opinion shall be attached on Form 8-K to be filed with the securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the securities and Exchange Commission as a post-effective amendment to the prospectus.

Special Tax Attributes

      FASIT securities held by a real estate investment trust will constitute "real estate assets" within the meaning of sections 856(c)(5)(A) and 856(c)(6) and interest on the FASIT regular securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the FASIT trust and the income thereon would be so treated. FASIT regular securities held by a domestic building and loan association will be treated as "regular interest[s] in a FASIT" under section 7701(a)(19)(C)(xi), but only in the proportion that the FASIT trust holds "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of section 7701(a)(19)(C)(v). If at all times 95% or more of the assets of the FASIT trust or the income thereon qualify for the foregoing treatments, the FASIT regular securities will qualify for the corresponding status in their entirety. For purposes of section 856(c)(5)(A), payments of principal and interest on a mortgage loan that are reinvested pending distribution to holders of FASIT regular securities should qualify for that treatment. FASIT regular securities held by a regulated investment company will not constitute "government securities" within the meaning of section 851(b)(4)(A)(i). FASIT regular securities held by financial institutions will constitute an "evidence of indebtedness" within the meaning of section 582(c)(1).

Taxation of Beneficial Owners of FASIT Regular Securities

      A FASIT trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances as described below. The FASIT regular securities generally will be treated for federal income tax purposes as newly-originated debt instruments. In general, interest, original issue discount and market discount on a FASIT regular security will be treated as ordinary income to the beneficial owner, and principal payments, other than principal payments that do not exceed accrued market discount, on an FASIT regular security will be treated as a return of capital to the extent of the beneficial owner's basis allocable thereto. Beneficial owners must use the accrual method of accounting with respect to FASIT regular securities, regardless of the method of accounting otherwise used by those beneficial owners. See discussion of "Discount and Premium" below.

      In order for the FASIT trust to qualify as a FASIT, there must be ongoing compliance with the requirements of the code. The FASIT must fulfill an asset test, which requires that substantially all the assets of the FASIT, as of the close of the third calendar month beginning after the "startup day," which for purposes of this discussion is the date of the initial issuance of the FASIT securities, and at all times thereafter, must consist of cash or cash equivalents, debt instruments, other than debt instruments issued by the owner of the FASIT or a related party, and hedges, and contracts to acquire the same, foreclosure property and regular interests in another FASIT or in a REMIC. Based on identical statutory language applicable to REMICs, it appears that the "substantially all" requirement should be met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the FASIT's assets. The FASIT provisions, sections 860H through 860L, also require the FASIT


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ownership interest and "high-yield regular interests" to be held only by fully taxable domestic corporations.

      Permitted debt instruments must bear interest, if any, at a fixed or qualified variable rate. Permitted hedges include interest rate or foreign currency notional principal contracts, letters of credit, insurance, guarantees of payment default and similar instruments to be provided in regulations, and which are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on interests issued by the FASIT. Foreclosure property is real property acquired by the FASIT in connection with the default or imminent default of a qualified mortgage, provided the sponsor had no knowledge or reason to know as of the date the asset was acquired by the FASIT that a default had occurred or would occur.

      The various interests in a FASIT also must meet additional requirements. All of the interests in a FASIT must be either one or more classes of regular interests or a single class of ownership interest. A regular interest is an interest in a FASIT that is issued on or after the Startup Day with fixed terms, is designated as a regular interest, and (1) unconditionally entitles the holder to receive a specified principal amount (or other similar amount), (2) provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, (3) has a stated maturity of not longer than 30 years, (4) has an issue price not greater than 125% of its stated principal amount, and (5) has a yield to maturity not greater than 5 percentage points higher than the related applicable federal rate, as defined in section 1274(d). In order to meet the 30 year maturity requirement, the FASIT regular securities will be retired and replaced, to the extent then-outstanding, with new regular interests on the 30th anniversary of the date of issuance of the FASIT regular securities. A regular interest that is described in the preceding sentence except that if fails to meet one or more of requirements (1), (2) (4) or (5) is a "high-yield regular interest." A high-yield regular interest that fails requirement (2) must consist of a specified, nonvarying portion of the interest payments on the permitted assets, by reference to the REMIC rules. An ownership interest is an interest in a FASIT other than a regular interest that is issued on the Startup Day, is designated an ownership interest and is held by a single, fully-taxable, domestic corporation. An interest in a FASIT may be treated as a regular interest even if payments of principal with respect to the interest are subordinated to payments on other regular interests or the ownership interest in the FASIT, and are dependent on the absence of defaults or delinquencies on permitted assets lower than reasonably expected returns on permitted assets, unanticipated expenses incurred by the FASIT or prepayment interest shortfalls.

      If an entity fails to comply with one or more of the ongoing requirements for status as a FASIT during any taxable year, the code provides that the entity or applicable potion thereof will not be treated as a FASIT thereafter. In this event, any entity that holds mortgage loans and is the obligor with respect to debt obligations with two or more maturities, such as the trust fund, may be treated as a separate association taxable as a corporation, and the FASIT regular securities may be treated as equity interests in that association. The legislative history to the FASIT provisions indicates, however, that an entity can continue to be a FASIT if loss of its status was inadvertent, it takes prompt steps to requalify and other requirements that may be provided in Treasury Regulations are met. Loss of FASIT status results in retirement of all regular interests and their reissuance. If the resulting instruments would be treated as equity under general tax principles, cancellation of debt income may result.


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

Taxes on a FASIT Trust

      Income from "prohibited transactions" by a FASIT are taxable to the holder of the ownership interest in a FASIT at a 100% rate. Prohibited transactions generally include (1) the disposition of a permitted asset other than for (a) foreclosure, default, or imminent default of a qualified mortgage, (b) bankruptcy or insolvency of the FASIT, (c) a qualified (complete) liquidation,
(d) substitution for another permitted debt instrument or distribution of the debt instrument to the holder of the ownership interest to reduce overcollateralization, but only if a principal purpose of acquiring the debt instrument which is disposed of was not the recognition of gain, or the reduction of a loss, on the withdrawn asset as a result of an increase in the market value of the asset after its acquisition by the FASIT or (e) the retirement of a class of FASIT regular interests; (2) the receipt of income from nonpermitted assets; (3) the receipt of compensation for services; or (4) the receipt of any income derived from a loan originated by the FASIT. It is unclear the extent to which tax on these transactions could be collected from the FASIT trust directly under the applicable statutes rather than from the holder of the FASIT residual security.

      Due to the complexity of these rules, the absence of Treasury Regulations and the current uncertainty as to the manner to their application to the trust and to holders of FASIT securities, it is particularly important that potential investors consult their own tax advisors regarding the tax treatment of their acquisition ownership and disposition of the FASIT regular securities.

Discount and Premium

      A security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all grantor trust strip securities and some grantor trust fractional interest securities will be treated as having original issue discount by virtue of the coupon stripping rules in section 1286. In very general terms, (1) original issue discount is treated as a form of interest and must be included in a beneficial owner's income as it accrues (regardless of the beneficial owner's regular method of accounting) using a constant yield method;
(2) market discount is treated as ordinary income and must be included in a beneficial owner's income as principal payments are made on the security (or upon a sale of a security); and (3) if a beneficial owner so elects, premium may be amortized over the life of the security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

Original Issue Discount

      In general, a security will be considered to be issued with original issue discount equal to the excess, if any, of its "stated redemption price at maturity" over its "issue price." The issue price of a security is the initial offering price to the public, excluding bond houses and brokers, at which a substantial number of the securities was sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first remittance period and the settlement date. The stated redemption price at maturity of a security that has a notional principal amount or receives principal only or that is or may be an accrual security is equal to the sum of all distributions to be made under the security. The stated redemption price at maturity of any other security is its stated principal amount, plus an amount equal to the excess, if any, of the interest payable on the first distribution date over the interest that accrues for the period from the settlement date to the first distribution date.

      Notwithstanding the general definition, original issue discount will be treated as zero if the discount is less than 0.25% of the stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a security is apparently computed for this


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

purpose as the sum, for all distributions included in the stated redemption price at maturity of the amounts determined by multiplying (1) the number of complete years (rounding down for partial years) from the settlement date until the date on which each distribution is expected to be made under the assumption that the mortgage loans prepay at the rate specified in the prospectus supplement by (2) a fraction, the numerator of which is the amount of the distribution and the denominator of which is the security's stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to the distribution will be recognized.

      Section 1272(a)(6) contains special original issue discount rules directly applicable to REMIC securities and debt securities. The Taxpayer Relief Act of 1997 extends application of section 1272(a)(6) to the grantor trust securities for tax years beginning after August 5, 1997. Under these rules, (1) the amount and rate of accrual of original issue discount on each series of securities will be based on (x) the prepayment assumption, and (y) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains equal to the value of that rate on the settlement date, and (2) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the prepayment assumption.

      Section 1272(a)(6)(B)(iii) requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in Treasury Regulations. To date, no such regulations have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The sponsor anticipates that the prepayment assumption for each series of securities will be consistent with this standard. The sponsor makes no representation, however, that the mortgage loans for a given series will prepay at the rate reflected in the prepayment assumption for that series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the securities.

      Each beneficial owner must include in gross income the sum of the "daily portions" of original issue discount on its security for each day during its taxable year on which it held the security. For this purpose, in the case of an original beneficial owner, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each "accrual period." The trustee will supply, at the time and in the manner required by the IRS, to beneficial owners, brokers and middlemen information with respect to the original issue discount accruing on the securities. The trustee will report original issue discount based on accrual periods of no longer than one year either (1) beginning on a distribution date or, in the case of the first accrual period, the settlement date, and ending on the day before the next distribution date or
(2) beginning on the next day following a distribution date and ending on the next distribution date.

      Under section 1272(a)(6), the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (1) the sum of (A) the present values of all the distributions remaining to be made on the security, if any, as of the end of the accrual period and (B) the distribution made on the security during the accrual period of amounts included in the stated redemption price at maturity, over (2) the adjusted issue price of the security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on
(1) the yield to maturity of the security, calculated as of the settlement date, giving effect to the prepayment assumption, (2) events (including actual


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

prepayments) that have occurred prior to the end of the accrual period, (3) the prepayment assumption, and (4) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains the same as its value on the settlement date over the entire life of the security. The adjusted issue price of a security at any time will equal the issue price of the security, increased by the aggregate amount of previously accrued original issue discount with respect to that security, and reduced by the amount of any distributions made on the security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

      In the case of grantor trust strip securities and some REMIC securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of the negative amounts. The legislative history to section 1272(a)(6) indicates that the negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Beneficial owners of the securities should consult their own tax advisors concerning the treatment of negative accruals.

      A subsequent purchaser of a security that purchases the security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which it holds the security, the daily portion of original issue discount with respect to that security, but reduced, if the cost of the security to the purchaser exceeds its adjusted issue price, by an amount equal to the product of (1) the daily portion and (2) a constant fraction, the numerator of which is the excess and the denominator of which is the sum of the daily portions of original issue discount on the security for all days on or after the day of purchase.

Market Discount

      A beneficial owner that purchases a security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of the security, or, in the case of a security with original issue discount, its adjusted issue price, will be required to allocate each principal distribution first to accrued market discount on the security, and recognize ordinary income to the extent that the distribution does not exceed the aggregate amount of accrued market discount on the security not previously included in income. With respect to securities that have unaccrued original issue discount, the market discount must be included in income in addition to any original issue discount. A beneficial owner that incurs or continues indebtedness to acquire a security at a market discount may also be required to defer the deduction of all or a portion of the interest on the indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a security may be treated as accruing either
(1) under a constant yield method or (2) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the security, in any case taking into account the prepayment assumption. The trustee will make available, as required by the IRS, to beneficial owners of securities information necessary to compute the accrual of market discount.

      Notwithstanding the above rules, market discount on a security will be considered to be zero if that discount is less than 0.25% of the remaining stated redemption price at maturity of the security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments, including prepayments, prior to the date of acquisition of the security by the subsequent purchaser. If market discount on a security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to that distribution will be recognized.

Securities Purchased at a Premium

      A purchaser of a security that purchases the security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased that "premium security" at a premium. The purchaser need not include in income any remaining original issue discount and may elect, under section 171(c)(2) , to treat the premium as an "amortizable bond premium." If a beneficial owner makes that election, the amount of any interest payment that must be included in the beneficial owner's income for each period ending on a distribution date will be reduced by the portion of the premium allocable to each period based on the plan's yield to maturity. The premium amortization should be made using constant yield principles. If the election is made by the beneficial owner, the election will also apply to all bonds the interest on which is not excludible from gross income held by the beneficial owner at the beginning of the first taxable year to which the election applies and to all the fully taxable bonds thereafter acquired by it, and is irrevocable without the consent of the IRS. If the election is not made, (1) the beneficial owner must include the full amount of each interest payment in income as it accrues, and
(2) the premium must be allocated to the principal distributions on the plan and, when each principal distribution is received, a loss equal to the premium allocated to that distribution will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the plan.

      Some securities may provide for only nominal distributions of principal in comparison to the distributions of interest thereon. It is possible that the IRS or the Treasury Department may issue guidance excluding some securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that a security will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its issue price. In that event, section 1272(a)(6) would govern the accrual of the original issue discount, but a beneficial owner would recognize substantially the same income in any given period as would be recognized if an election were made under section 171(c)(2). Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of these securities, the trustee intends to furnish tax information to beneficial owners of the securities in accordance with the rules described in the preceding paragraph.

Special Election

      For any security acquired on or after April 4, 1994, a beneficial owner may elect to include in gross income all "interest" that accrues on the security by using a constant yield method. For purposes of the election, the term "interest" includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A beneficial owner should consult its own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

Backup Withholding

      Distributions of interest and principal, as well as distributions of proceeds from the sale of securities, may be subject to the "backup withholding tax" under section 3406 at a rate of 30%, subject to reduction through 2010, if recipients of the distributions fail to furnish to the payor information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Holders that are not exempt recipients must provide Form W-9 or the equivalent to avoid having such amounts withheld. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against that recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner.

Foreign Investors

General

      U.S. withholding regulations require, in the case of securities held by a foreign partnership, that (x) certification of exemption from U.S. tax be provided by the partners rather than by the foreign partnership and (y) the partnership provide information, including a United States taxpayer identification number. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons should consult their own tax advisors regarding the application to them of U.S. withholding regulations.

Grantor Trust Securities and REMIC Regular Securities

      Distributions made on a grantor trust security, Debt security or a REMIC regular security to, or on behalf of, a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding taxes. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust. This exemption is applicable provided (a) the beneficial owner is not subject to U.S. tax as a result of a connection to the United States other than ownership of the security, (b) the beneficial owner signs a statement under penalties of perjury that certifies that the beneficial owner is not a U.S. Person, and provides the name and address of that beneficial owner, and (c) the last U.S. Person in the chain of payment to the beneficial owner receives a statement from the beneficial owner or a financial institution holding on its behalf and does not have actual knowledge that the statement is false. Beneficial owners should be aware that the IRS might take the position that this exemption does not apply to a beneficial owner that also owns 10% or more of the REMIC residual securities of any REMIC trust, or to a beneficial owner that is a "controlled foreign corporation" described in section 881(c)(3)(C).

REMIC Residual Securities and FASIT Ownership Securities

      Amounts distributed to a beneficial owner of a REMIC residual security that is a not a U.S. Person generally will be treated as interest for purposes of applying the 30%, or lower treaty rate, withholding tax on income that is not effectively connected with a U.S. trade or business. Temporary Treasury Regulations clarify that amounts not constituting excess inclusions that are distributed on a REMIC residual security or a FASIT ownership security to a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding tax, subject to the same conditions applicable to distributions on grantor trust securities, debt securities and REMIC regular securities, as described above, but only to the extent that the obligations directly underlying the REMIC or FASIT trust that issued the REMIC residual security or FASIT ownership security, e.g., mortgage loans or regular interests in another REMIC or FASIT, were issued after July 18, 1984. In no case will any portion of REMIC or FASIT income that constitutes an excess inclusion be entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See "--REMIC Securities--Taxation of Beneficial Owners of REMIC Residual Securities--Excess Inclusions."

Partnership Interests

      Depending upon the particular terms of the trust agreement and servicing agreement, a trust may be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons. If the trust is considered to be engaged in a trade or business in the United States for those purposes and the trust is treated as a partnership, the income of the trust distributable to a non-U.S. person would be subject to federal withholding tax. Also, in those cases, a non-U.S. beneficial owner of a partnership interest that is a corporation may be subject to the branch profits tax. If the trust is notified that a beneficial owner of a partnership interest is a foreign person, the trust may withhold as if it were engaged in a trade or business in the United States in order to protect the trust from possible adverse consequences of a failure to withhold. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the trust was not in a U.S. trade or business.

FASIT Regular Securities

      "High-yield" FASIT regular securities may not be sold to or beneficially owned by non-U.S. Persons. Any such purported transfer will be null and void and, upon the trustee's discovery of any purported transfer in violation of this requirement, the last preceding owner of the high-yield FASIT regular securities will be restored to ownership thereof as completely as possible. The last preceding owner will, in any event, be taxable on all income with respect to the high-yield FASIT regular securities for federal income tax purposes. The related servicing agreement will provide that, as a condition to transfer of a high-yield FASIT regular security, the proposed transferee must furnish an affidavit as to its status as a U.S. Person and otherwise as a permitted transferee.

                            State Tax Considerations

      In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.

                              ERISA Considerations

      Section 406 of ERISA and section 4975 of the Internal Revenue Code prohibit a "plan," which is a pension, profit sharing or other employee benefit plan and individual retirement arrangements from engaging in transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Internal Revenue Code with respect to the plan, unless a statutory or administrative exemption applies to the transaction. ERISA and the Internal Revenue Code also prohibit generally actions involving conflicts of interest by persons who are fiduciaries of those plans or arrangements. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Internal Revenue Code for those persons. In addition, investments by plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a plan's investments be made in accordance with the documents governing the plan. Employee benefit plans that are governmental plans, as defined in Section 3(32) of ERISA, and church plans, as defined in section 3(33) of ERISA, are not subject to ERISA requirements. Accordingly, assets of these plans may be invested in securities without regard to the ERISA considerations discussed below, subject to the provisions of other applicable federal, state and local law. Any plan which is qualified and exempt from taxation under section 401(a) and 501(a) of the Internal Revenue Code, however, is subject to the prohibited transaction rules of section 503 of the Internal Revenue Code.

      Transactions involving the trust might be deemed to constitute prohibited transactions under ERISA and the Internal Revenue Code with respect to a plan, including an individual retirement arrangement, that purchased securities. Therefore, in the absence of an exemption, the purchase, sale or holding of a security by a plan, including individual retirement arrangements, subject to section 406 of ERISA or section 4975 of the Internal Revenue Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

      The Department of Labor has issued to various underwriters individual prohibited transaction exemptions, which generally exempt from the application of the prohibited transaction provisions of section 406(a), 406(b)(1), 406(b)(2) and 407(a) of ERISA and the excise taxes imposed by sections 4975(a) and (b) of the Internal Revenue Code, transactions with respect to the initial purchase, the holding and the subsequent resale by plans of certificates in pass-through trusts that consist of secured receivables, secured loans and other secured obligations that meet the conditions and requirements of the underwriter exemption.

      Among the conditions that must be satisfied in order for the underwriter exemption to apply to offered securities are the following:

      o the acquisition of the securities by a plan is on terms, including the price for the securities, that are at least as favorable to the plan as they would be in an arm's-length transaction with an unrelated party;

      o the assets held by the trust must be fully secured (other than one-to-four family residential mortgage loans and home equity loans or receivables backing certain types of securities, as described below);

      o unless the securities are issued in "designated transactions" (as described below) and are backed by fully-secured loans, the rights and interests evidenced by the securities acquired by the plan are not subordinated to the rights and interests evidenced by other securities of the trust;

      o the securities acquired by the plan have received a rating at the time of the acquisition that is one of the three (or, in the case of designated transactions, four) highest generic rating categories from Standard & Poor's, Moody's Investors Service or Fitch, Inc.;

      o the trustee is not an affiliate of any other member of the restricted group (as defined below) other than the underwriter;

      o the sum of all payments made to and retained by the underwriters in connection with the distribution of the securities represents not more than reasonable compensation for underwriting the securities; the sum of all payments made to and retained by the originators and the sponsor in exchange for the assignment of the loans to the trust estate represents not more than the fair market value of the loans; the sum of all payments made to and retained by any servicer represents not more than reasonable compensation for that person's services under the related servicing agreement and reimbursement of that person's reasonable expenses;

      o the plan investing in the securities is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933; and

      o in the event that all of the obligations used to fund the trust have not been transferred to the trust on the closing date, additional obligations of the types specified in the prospectus supplement and/or the related servicing agreement having an aggregate value equal to no more than 25% of the total principal amount of the securities being offered by the trust may be transferred to the trust, in exchange for amounts credited to the account funding the additional obligations, within a funding period of no longer than 90 days or 3 months following the closing date.

      The trust estate must also meet the following requirements:

      o the corpus of the trust estate must consist solely of assets of the type that have been included in other investment pools;

      o securities in the other investment pools must have been rated in one of the three (or, in the case of designated transactions, four) highest rating categories of Standard & Poor's, Moody's Investors Service or Fitch, Inc. for at least one year prior to the plan's acquisition of securities; and

      o securities evidencing interests in other investment pools must have been purchased by investors other than plans for at least one year prior to the plan's acquisition of securities.

      In the case where the securities are backed by trust assets which are residential, home equity, manufactured housing or multi-family loans which are described and defined in the underwriter exemption as designated transactions, securities issued by the trust in such transactions may be rated in one of the highest four generic rating categories by the specified rating agencies and/or may be subordinated. In addition, one subset of designated transactions, residential (one-to-four family) and home equity loans, may be less than fully secured, provided that the rights and interests evidenced by securities issued in such designated transactions are: (a) not subordinated to the rights and interests evidenced by securities of the same trust; (b) such securities acquired by the plan have received a rating from the specified rating agencies at the time of such acquisition that is in one of the two highest generic rating categories; and (c) any loan included in the corpus or assets of the trust is secured by collateral whose fair market value on the closing date of the designated transactions is at least equal to 80% of the sum of: (i) the outstanding principal balance due under the loan which is held by the trust and
(ii) the
outstanding principal balance(s) of any other loan(s) of higher priority (whether or not held by the trust) which are secured by the same collateral.

      Moreover, the underwriter exemption provides relief from self-dealing/conflict of interest prohibited transactions that may occur when the plan fiduciary causes a plan to acquire securities in a trust in which the fiduciary, or its affiliate, is an obligor on the receivables held in the trust; although, among other requirements, (1) in the case of an acquisition in connection with the initial issuance of securities, at least fifty percent of each class of securities in which plans have invested is acquired by persons independent of the restricted group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the restricted group; (2) the fiduciary, or its affiliate, is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (3) the plan's investment in securities of any class does not exceed twenty-five percent of all of the securities of that class outstanding at the time of the acquisition; and (4) immediately after the acquisition, no more than twenty-five percent of the assets of the plan with respect to which the person is a fiduciary are invested in securities representing an interest in one or more trusts containing assets sold or serviced by the same entity. The underwriter exemption does not apply to plans sponsored by the "restricted group," which is the sponsor, the underwriters, the trustee, any servicer, any obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, the insurer, the counterparty of any interest rate swap or any affiliate of the parties.

      The underwriter exemption permits interest-rate swaps and/or a yield supplement agreements to be assets of a trust provided that certain requirements are satisfied. The prospectus supplement for a series of securities will provide further information if the trust holds such a contract.

      In addition to the underwriter exemption, the Department of Labor has issued Prohibited Transaction Class Exemption ("PTCE") 83-1 which provides an exemption for transactions involving the sale or exchange of residential mortgage pool pass-through certificates by plans and for transactions in connection with the servicing and operation of the mortgage pool.

      Under the "plan assets regulation" issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a plan for the purposes of ERISA and the Internal Revenue Code only if the plan acquired an equity interest in the trust and none of the exceptions contained in the plan assets regulation were applicable. An "equity interest" is defined under the plan assets regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Accordingly, if the securities being offered are notes which are treated as having substantial equity features, the purchase, holding and resale of the notes could result in a transaction that is prohibited under ERISA or the Internal Revenue Code. If the notes are treated as indebtedness without substantial equity features, the trust's assets would not be deemed assets of a plan. However, in that case, the acquisition or holding of the notes by or on behalf of a plan could nevertheless give rise to a prohibited transaction, if the acquisition and holding of notes by or on behalf of a plan was deemed to be a prohibited loan to a party in interest with respect to the plan. Exemptions from the prohibited transaction rules could be applicable to the purchase and holding of notes by a plan, depending on the type and circumstances of the plan fiduciary making the decision to acquire the notes. Included among these exemptions are: PTCE 84-14, regarding transactions effected by "qualified professional asset managers"; PTCE 90-1, regarding transactions entered into by insurance company pooled separate accounts; PTCE 91-38, regarding transactions entered into by bank collective investment funds; PTCE 95-60, regarding transactions entered into by insurance company general accounts; and PTCE 96-23, regarding transactions effected by "in-house asset managers". Each purchaser and each transferee of a note that is treated as debt for purposes of the plan assets regulation may be required to represent and warrant that its purchase and holding of the note will be covered by one of the exemptions listed above or by another Department of Labor class exemption.

      The prospectus supplement for each series of securities will provide further information which plans should consider before purchasing the offered securities. A plan fiduciary considering the purchase of securities should consult its tax and/or legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other ERISA issues and their potential consequences. Moreover, each plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio. The sale of securities to a plan is in no respect a representation by the sponsor or the underwriters that this investment meets all relevant requirements with respect to investments by plans generally or any particular plan or that this investment is appropriate for plans generally or any particular plan.

      In John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), the United States Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes.

                                Legal Investment

      The related prospectus supplement will describe whether or not the securities will constitute "mortgage-related securities" within the meaning of SMMEA. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the securities constitute legal investments for them.

                              Available Information

      The sponsor is subject to the informational requirements of the Securities Exchange Act of 1934 and has filed reports and other information with the Securities and Exchange Commission. Such reports and other information filed by the sponsor can be inspected and copied at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and its Regional Offices located as follows:
Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Northeast Regional Office, 233 Broadway, New York, New York 10279. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. The sponsor does not intend to send any financial reports to security holders.

      This prospectus does not contain all of the information set forth in the registration statement (of which this prospectus forms a part) and exhibits thereto which the sponsor has filed with the Commission under the Securities Act and to which reference is hereby made.

               Incorporation of Certain Documents by Reference

      All documents that we subsequently file with the Securities and Exchange Commission under section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, after the date of this prospectus shall be incorporated by reference in this prospectus and be a part of this prospectus. Any statement contained in a document incorporated by reference shall be modified or superseded if a statement contained in this prospectus, the prospectus supplement or in any other document subsequently incorporated by reference modifies or replaces that statement.

      The sponsor will provide without charge, on request of each person to whom this prospectus is delivered, a copy of any of the documents that are incorporated by reference in this prospectus. Requests should be directed to the sponsor at Accredited Home Lenders, Inc., 15030 Avenue of Science, Suite 100, San Diego, California 92128 (telephone number (858) 451-7044).

                              Plan of Distribution

      The related underwriter may offer each series of securities through the following methods from time to time:

      1. by negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

      2. by placements by the sponsor with institutional investors through dealers;

      3.    by direct placements by the sponsor with institutional investors;
            and

      4.    by competitive bid.

      If underwriters are used in a sale of any securities (other than in connection with an underwriting on a best efforts basis), such securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The securities will be set forth on the cover of the prospectus supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such prospectus supplement.

      In connection with the sale of the securities, underwriters may receive compensation from the sponsor or from purchasers of the securities in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the securities may be deemed to be underwriters in connection with such securities, and any discounts or commissions received by them from the sponsor and any profit on the resale of securities by them may be deemed to be underwriting discounts and commissions under the Securities Act. The prospectus supplement will describe any such compensation paid by the sponsor.

      It is anticipated that the underwriting agreement pertaining to the sale of any series of securities will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such securities if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the sponsor will indemnify the several underwriters and the underwriters will indemnify the sponsor against certain civil liabilities, including liabilities under the Securities Act or will contribute to payments required to be made in respect thereof.

      The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the sponsor and purchasers of securities of such series.

      Purchasers of securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of securities. Security holders should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                  Legal Matters

      Dewey Ballantine LLP, New York, New York, or any other counsel identified in the prospectus supplement, will pass upon legal matters for the sponsor.

                                     Annex I
          Global Clearance, Settlement and Tax Documentation Procedures

            Except in certain limited circumstances, the globally offered securities will be available only in book-entry form. Investors in the global securities may hold such global securities through any of The Depository Trust Company, Clearstream or Euroclear. The global securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

            Secondary market trading between investors global securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurocertificate practice (i.e., seven calendar day settlement).

            Secondary market trading between investors holding global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior collateralized mortgage security issues.

            Secondary cross-market trading between Clearstream or Euroclear and DTC participants holding global securities will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear (in such capacity) and as DTC participants.

            Non-U.S. holders (as described below) of global securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

            All global securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC participants.

            Investors electing to hold their global securities through DTC will follow the settlement practices applicable to other collateralized mortgage security issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

            Investors electing to hold their global securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurocertificates, except that there will be no temporary global security and no "lock-up" or restricted period. global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

            Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

            Trading between DTC participants. Secondary market trading between DTC participants will be settled using the procedures applicable to prior collateralized mortgage security issues in same-day funds.

            Trading between Clearstream and/or Euroclear participants. Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional Eurocertificates in same-day funds.

            Trading between DTC seller and Clearstream or Euroclear purchaser. When global securities are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the global securities against payment. Payment will include interest accrued on the global securities from and including the last coupon distribution date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year is assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC participant's account against delivery of the global securities. After settlement has been completed, the global securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the global securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

            Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the global securities are credited to their accounts one day later.

            As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing global securities would incur overdraft charges for one day, assuming they cleared the overdraft when the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds. Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global securities to the respective European depository for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

            Trading between Clearstream or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which global securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the global securities to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year is assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

            Finally, day traders that use Clearstream or Euroclear and that purchase global securities from DTC participants for delivery to Clearstream participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

            (a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

            (b) borrowing the global securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

            (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

Certain U.S. Federal Income Tax Documentation Requirements

      A beneficial owner of the securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless:

      (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements; and

      (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate.

      This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the securities as well as the application of the withholding regulations.

      You should consult your own tax advisors for specific advice regarding the holding and disposing of the securities.

      Exemption for Non- U.S. Persons - Form W-8BEN.

      Beneficial owners of global securities that are Non-U.S. Persons, as defined below, generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (TIN) is valid for a period of three years beginning on the date that the form is signed. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. A Form W-8BEN provided with a U.S. TIN is valid until a change in circumstances renders any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to such beneficial owner.

      Exemption for Non-U.S. Persons with effectively connected income - Form W-8ECI

      A Non-U.S. Person may claim an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States). The Form W-8ECI is valid for a period of three years beginning on the date that the form is signed. If the information shown on Form W-8ECI changes, a new Form W-8ECI must be filed within 30 days of the change.

      Exemption or reduced rate for Non-U.S. Persons resident in treaty countries - Form W-8BEN.

      A Non-U.S. Person may claim treaty benefits by filing Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (TIN) is valid for a period of three years beginning on the date that the form is signed. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. A Form W-8BEN provided with a U.S. TIN is valid until a change in circumstances renders any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to such beneficial owner.

      Exemption for U.S. Persons (Form W-9).

      U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

      A "U.S. Person" is:

      (i) a citizen or resident of the United States;

      (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof;

      (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; or

      (iv) a trust if a court within the United States can exercise primary supervision over its administration and at least one United States person has the authority to control all substantial decisions of the trust.

      A "Non-U.S. Person" is any person who is not a U.S. Person.

            Prospectus supplement to prospectus dated ________, ____
------------------------------------------------------------------------------

                                 $_____________

                      Accredited Mortgage Loan Trust 200_-_

                        Asset-Backed Notes, Series 200_-_

                         $________ ____% Class A-1 Notes

                    $_________ Variable-Rate Class A-2 Notes

                                [Accredited Logo]

                          Accredited Home Lenders, Inc.

                          (Sponsor and Master Servicer)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You should read the section entitled "Risk Factors" starting on page S-__ of this prospectus supplement and on page __ of the accompanying prospectus and consider these factors before making a decision to invest in the notes.

The notes represent non recourse obligations of the trust only and are not interests in or obligations of any other person.

Neither the notes nor the mortgage loans will be insured or guaranteed by any governmental agency or instrumentality.
--------------------------------------------------------------------------------

The trust fund--

o The trust fund consists primarily of two groups of residential mortgage loans. One group contains first lien fixed-rate mortgage loans, and the other group contains first lien adjustable-rate mortgage loans.

The notes--

o Each class of notes will be backed primarily by a pledge of one of the two groups of mortgage loans.

Credit enhancement--

o [The notes will be unconditionally and irrevocably guaranteed as to the timely payment of interest and as to specified payments of principal pursuant to the terms of a note insurance policy to be issued by
                  [Insurer Logo]]

o     [The notes will be cross-collateralized to a limited extent.]

o [Excess interest from each group of mortgage loans will be used to create, increase and maintain a required level of over-collateralization for each respective class of notes.]

            Original Note                                            Proceeds
              Principal      Interest    Price to the  Underwriting    to the       Final Stated
  Class        Balance         Rate        Public(1)     Discount    Sponsor(2)     Maturity Date
  -----        -------         ----        ---------     --------    ----------     -------------
   A-1     $__________      _____%       _________%       ___%       $__________    ___________
   A-2     $__________      _____%       _________%       ___%       $__________    ___________
   ---     -----------      ------       ----------       ----       -----------    -----------
  Total    $__________                                 $_______      $__________
           ===========                                 ========      ===========

(1) Plus in the case of the Class A-1 Notes, interest accrued from _______, 20__.
(2) The proceeds to the sponsor were calculated without taking into account the expenses of this offering, which are estimated to be approximately $_________.

            Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement. Any representation to the contrary is a criminal offense.

                                 [UNDERWRITERS]

             The date of this prospectus supplement is ______, 20__.

            Important notice about the information presented in this prospectus supplement and the accompanying prospectus

      We provide information to you about the notes in two separate documents that provide progressively more detail:

      o the accompanying prospectus, which provides general information, some of which may not apply to your series of notes, and


      o this prospectus supplement, which describes the specific terms of your series of notes.


      If the accompanying prospectus contemplates multiple options, you should rely on the information in this prospectus supplement as to the applicable option.

      We cannot sell the notes to you unless you have received both this prospectus supplement and the accompanying prospectus.

      Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the notes and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the notes will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

      We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The following table of contents provides the pages on which these captions are located.

                                Table of Contents

Summary .................................................................    S-1

Risk Factors ............................................................    S-7

Transaction Overview ....................................................   S-10

  Formation of the Trust and Issuance
  of the Trust Certificates .............................................   S-10
  Sale and Servicing of the Mortgage Loans ..............................   S-10
  Issuance of the Notes .................................................   S-10
  Issuance of the Note Insurance Policy .................................   S-10

The Mortgage Loans ......................................................   S-11

  General ...............................................................   S-11
  The Fixed-Rate Group ..................................................   S-12
  The Adjustable-Rate Group .............................................   S-20

The Sponsor and the Master Servicer .....................................   S-33

  Underwriting ..........................................................   S-33
  Delinquency and Loan Loss Experience ..................................   S-33

The Backup Servicer .....................................................   S-41

  General ...............................................................   S-41
  Obligations of the Backup Servicer ....................................   S-41
  Backup Servicer Compensation ..........................................   S-41

The Owner Trustee .......................................................   S-41

The Indenture Trustee ...................................................   S-42

Description of the Notes and the Trust Certificates .....................   S-42

  Book-Entry Notes ......................................................   S-42
  Assignment and Pledge of Mortgage Loans ...............................   S-43
  Delivery of Mortgage Loan Documents ...................................   S-43
  Representations and Warranties of the Sponsor .........................   S-45
  Payments on the Mortgage Loans ........................................   S-46
  Payments of Interest ..................................................   S-48
  Calculation of LIBOR ..................................................   S-48
  Payments of Principal .................................................   S-49
  Flow of Funds .........................................................   S-49
  Over-collateralization Provisions .....................................   S-50
  Cross-collateralization Provisions ....................................   S-51
  The Note Insurance Policy .............................................   S-51
  Events of Default .....................................................   S-52
  Reports to Noteholders ................................................   S-53
  Optional Clean-up Call ................................................   S-53
  Step-Up Margin ........................................................   S-53
  Auction Sale ..........................................................   S-54
  Amendment .............................................................   S-54
  Termination ...........................................................   S-55

Servicing of the Mortgage Loans .........................................   S-55

  Servicing Fees and Other Compensation and Payment of Expenses .........   S-55
  Delinquency Advances, Servicing Advances and Compensating Interest ....   S-55
  Soldiers' and Sailors' Civil Relief Act of 1940 Interest Shortfalls ...   S-56
  Optional Purchase of Delinquent Mortgage Loans ........................   S-56
  Servicer Reports ......................................................   S-57
  Collection and Other Servicing Procedures .............................   S-57
  Removal and Resignation of the Master Servicer ........................   S-58
  Controlling Party Rights of the Note Insurer ..........................   S-59

The Note Insurance Policy ...............................................   S-61

  Payment of Preference Amounts .........................................   S-62

The Note Insurer ........................................................   S-62

Prepayment and Yield Consequences .......................................   S-64

  Final Payment Dates ...................................................   S-65
  Modeling Assumptions ..................................................   S-66

Material Federal Income Tax Consequences ................................   S-72

  Treatment of the Notes ................................................   S-72

ERISA Consequences ......................................................   S-74

Legal Investment ........................................................   S-75

Plan of Distribution ....................................................   S-75

Incorporation of Information by Reference ...............................   S-76

Additional Information ..................................................   S-77

Experts .................................................................   S-77

Legal Matters ...........................................................   S-77

Ratings .................................................................   S-77

Glossary ................................................................   S-78

Index to Financial Statements ...........................................    A-1

Independent Auditors Report .............................................    A-2

Balance Sheet ...........................................................    A-3

Notes to Balance Sheet ..................................................    A-4

                                     Summary

      This section gives a brief summary of the information contained in this prospectus supplement. The summary does not include all of the important information about the notes. We encourage you to review carefully the more detailed information in this prospectus supplement and in the attached prospectus.

      Capitalized terms used in this prospectus supplement are defined under the caption "Glossary."

Issuer..............................Accredited Mortgage Loan Trust 200_-_.

Sponsor and Master Servicer.........Accredited Home Lenders, Inc.

Indenture Trustee...................[___________________].

Owner Trustee.......................[___________________].

Backup Servicer.....................[___________________].

Note Insurer........................[___________________].

Cut-off Date........................Close of business on ________, 20__, after giving effect to scheduled payments of
                                    principal due on or prior to ________, 20__.

Closing Date........................On or about __________, 20__.

Payment Dates.......................The __th day of each month, or if such day is not a business day, on the next business day, beginning on __________, 20__.

Record Dates........................The record date for the Class A-1 Notes will be the last business day of the month before the applicable payment date occurs. The record date for the Class A-2 Notes will be the business day immediately before each payment date.

The Notes...........................Class A-1 Notes and Class A-2 Notes.  The
                                    Class A-1 Notes will be primarily secured by the mortgage loans in the fixed-rate group. The Class A-2 Notes will be primarily secured by the mortgage loans in the adjustable-rate group. Each group will constitute a separate sub-trust of the trust.

Trust Certificates..................The trust will also issue a class of trust certificates representing the entire
                                    beneficial ownership interest in the
                                    trust.  The trust certificates are not
                                    offered by this prospectus supplement.

Payments of Interest................On each payment date, each class of notes is entitled to receive:

                                    o  Current Interest.  The amount of
                                       interest that accrued during the related accrual period for that class on the outstanding principal balance of that class, at the note rate for that class, reduced by the amounts described under "Description of the Notes and the Trust Certificates" in this prospectus supplement, and

                                    o  Unpaid Interest Shortfalls.  Any
                                       interest that was due on a prior payment date that was not paid, together with interest on that previously unpaid amount.

                                    Accrual Period. The accrual period for the Class A-1 Notes is the calendar month preceding the payment date. The accrual period for the Class A-2 Notes is the period from and including the prior payment date (or, in the case of the ____________, 20__ payment date, from the closing date) to, but excluding the current payment date.

                                    Interest will accrue on the Class A-1 Notes on the basis of a 360-day year consisting of twelve 30-day months. Interest will accrue on the Class A-2 Notes on the basis of a 360-day year and the actual number of days elapsed in the accrual period.

Payments of Principal...............On each payment date, each class of notes is entitled to receive distributions of
                                    principal. The amount of principal payable with respect to each class of notes will be paid in accordance with the priority of distributions described in this prospectus supplement and will generally consist of the following amounts received in connection with the related group of mortgage loans:

                                    o  scheduled payments of principal due
                                       from the second day of the prior month
                                       to and including the first day of the
                                       current month,

                                    o  prepayments in full received from the
                                       sixteenth day of the prior month to and
                                       including the fifteenth day of the
                                       current month,

                                    o  partial prepayments and other
                                       unscheduled payments of principal on the mortgage loans received during the prior calendar month,

                                    plus, any accelerated principal payments, funded from available excess interest, which prior to and including three payment dates after the Clean-up Call Date (as defined herein), will be paid to the extent needed to reach and maintain the required level of over-collateralization, and starting on the fourth payment date after the Clean-up Call Date and continuing thereafter will be used to accelerate repayment of the related class of notes.

                                    As of the closing date, in respect of
                                    principal payments, the trust estate will consist of all scheduled collections due after ___________, 20__ and all unscheduled collections received on or after _________, 20__.

                                    We refer you to "Description of the Notes and the Trust Certificates -- Payments of Principal" in this prospectus supplement for more information regarding the amount of principal the notes are entitled to receive on each payment date.

Credit Enhancement..................The credit enhancement provided for the benefit of the noteholders consists solely of:

                                    o  over-collateralization,

                                    o  cross-collateralization to a limited
                                       extent,

                                    o  a reserve account, and

                                    o  the note insurance policy.

                                    The note insurance policy will guaranty to the noteholders:

                                    o  payment of current interest due on
                                       each payment date,

                                    o  payment of an amount equal to the
                                       excess of the principal balance of all
                                       of the notes over the principal balance
                                       of all of the mortgage loans.  This
                                       amount will be paid as principal, pro
                                       rata to each class of notes, based upon
                                       the relative level of
                                       under-collateralization of each class,
                                       and

                                    o  payment of the outstanding principal
                                       balance of the notes on _________, 20___.

                                    The note insurance policy does not cover
                                    Class A-2 Net WAC Cap Carry-Forward Amounts
                                    (as defined herein).

The Mortgage Loans..................The mortgage loans will be secured by first mortgages or deeds of trust on residential properties. The mortgage loans will be segregated into two sub-trusts, or groups: a group of fixed-rate mortgage loans and a group of adjustable-rate mortgage loans. The mortgage loans will consist of loans used to purchase a new home, to refinance an existing mortgage loan, to consolidate debt, and/or to obtain cash proceeds by borrowing against the mortgagor's equity in the property. The trust will purchase the mortgage loans on the closing date.

                                    The group of fixed-rate mortgage loans
                                    consists of ____ mortgage loans with an
                                    aggregate principal balance as of the
                                    cut-off date of $______________ and the
                                    group of adjustable-rate mortgage loans
                                    consists of ___ mortgage loans with an
                                    aggregate principal balance as of the
                                    cut-off date of  $_______________.

Advancing...........................The master servicer will be required to advance amounts representing delinquent
                                    payments of scheduled principal and
                                    interest, as well as expenses to preserve and to protect the value of collateral, in each case to the extent considered recoverable. The backup servicer will be obligated to make these advances in the event that the master servicer does not do so. Reimbursement of these advances is senior to payments to noteholders.

Optional Clean-up Call by
   the Sponsor......................The sponsor may, at its option, terminate the sub-trust with respect to the
                                    fixed-rate mortgage loans on any payment date when the outstanding principal balance of the Class A-1 Notes is equal to or less than 10% of the original principal balance of the Class A-1 Notes; provided that the over-collateralization with respect to the other group of mortgage loans is currently funded at its target. Similarly, the sponsor may, at its option, terminate the sub-trust with respect to the adjustable-rate mortgage loans on any payment date when the outstanding principal balance of the Class A-2 Notes is equal to or less than 10% of the original principal balance of the Class A-2 Notes; provided that the over-collateralization with respect to the other group of mortgage loans is currently funded at its target.
                                    In addition, if neither sub-trust has been previously terminated, the sponsor has the option to terminate the entire trust on any payment date when the aggregate outstanding principal balance of the notes is equal to or less than 10% of the original aggregate principal balance of the notes.

Step-Up Margin......................If the sponsor does not elect to exercise its clean-up call option with respect to the Class A-1 Notes, the interest rate on the Class A-1 Notes will increase by ___% on the payment date next following the related Clean-up Call Date. If the sponsor does not elect to exercise its clean-up call option with respect to the Class A-2 Notes, the margin with respect to the Class A-2 Notes will increase to twice the initial margin on the payment date next following the related Clean-up Call Date. The step up in the interest rate and the margin described above will only apply to the extent that the related note rate has not already stepped up.

Auction Sale........................If the sponsor does not elect to exercise its clean-up call option with respect to a particular class of notes within three months after the related Clean-up Call Date, on the following payment date the indenture trustee will begin an auction process to sell the remaining mortgage loans in the related sub-trust. Generally, the amounts received from the auction sale must be sufficient to allow the indenture trustee to redeem the related class of notes for an amount equal to the aggregate outstanding principal balance of the related class of notes, plus all accrued and unpaid interest thereon including shortfalls of interest carry-forward amounts (including, with respect to the Class A-2 Notes, any Class A-2 Net WAC Cap Carry-Forward Amount), including the indenture trustee's fees and expenses (including fees and expenses associated with engaging a third-party as agent to assist in the auction sale process), unreimbursed advances due and owing to the master servicer and amounts due and owing to the note insurer. However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of the related class of notes and the note insurer), the mortgage loans remaining in the related sub-trust after the related Clean-up Call Date may be sold for less than the full amount stated above. Any resulting shortfalls in Insured Amounts (as defined herein) will be covered by the note insurance policy. Additionally, to the extent that the auction sale would not produce sufficient proceeds and the noteholders do not consent to sell the remaining mortgage loans for less than the full amount stated above, the note insurer may exercise the clean-up call option with respect to a particular class of notes for the full amount stated above.

                                    In addition, so long as the auction process continues with respect to one group, all payments from that group that would normally be distributed to the ownership interest in the trust will be used to pay down the notes for the related group, and all payments from the other group that would normally be distributed to the ownership interest in the trust will be deposited in the reserve account.

ERISA Consequences..................Subject to the conditions and considerations described in this prospectus supplement and in the accompanying prospectus, the notes may be purchased by pension, profit-sharing and other employee benefit plans, as well as individual retirement accounts and Keogh plans, and by persons investing on behalf of or with plan assets of such plans.

Federal Income Tax Status...........It is the opinion of Dewey Ballantine LLP, special federal tax counsel to the trust, that for federal income tax purposes:

                                    o  the notes will be characterized as
                                       indebtedness, and

                                    o  the trust will not be characterized
                                       as an association, or a publicly traded
                                       partnership, taxable as a corporation or a taxable mortgage pool.

                                    Each noteholder, by the acceptance of a
                                    note, will agree to treat the notes as
                                    indebtedness.

Legal Investment....................The notes will be "mortgage related securities" under the Secondary Mortgage
                                    Market Enhancement Act of 1984.

Ratings.............................In order to be issued, the notes must be rated "AAA" by Standard & Poor's Ratings
                                    Services, a division of The McGraw-Hill
                                    Companies, Inc. and "Aaa" by Moody's
                                    Investors Service, Inc. taking into account the note insurance policy issued with respect to the notes. These ratings subsequently may be lowered, qualified or withdrawn by the rating agencies.

Use of Proceeds.....................The net proceeds to be received from the sale of the notes will be applied primarily to repay financing for the mortgage loans. A portion of the financing for such mortgage loans has been provided by ________________, the underwriter.

                                  Risk Factors

      An investment in the notes involves significant risks. Before you decide to invest in the notes, we recommend that you carefully consider the following risk factors and the risk factors discussed under the heading "Risk Factors" beginning on page __ of the prospectus.

Certain features of the mortgage loans may result in losses or cash flow shortfalls

      There are a number of features of the mortgage loans that create additional risk of loss, including the following:

      o The borrowers have less than perfect credit and may be more likely to default. The sponsor's underwriting standards are less restrictive than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and other factors. A derogatory credit history or a lack of credit history will not necessarily prevent the sponsor from making a loan but may reduce the size and the loan-to-value ratio of the loan the sponsor will make. As a result of these less restrictive standards, the trust may experience higher rates of delinquencies, defaults and, if the note insurer fails to perform its obligations under the note insurance policy, losses than if the mortgage loans were underwritten in a more traditional manner.

      o Newly originated mortgage loans may be more likely to default which may cause losses. Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. A large portion of the mortgage loans will have been originated within 12 months prior to the sale to the trust. As a result, the trust may experience higher rates of default and, if the note insurer fails to perform its obligations under the note insurance policy, losses than if the mortgage loans had been outstanding for a longer period of time.

Your yield to maturity may be reduced by prepayments and defaults

      The pre-tax yield to maturity on your investment is uncertain and will depend on a number of factors, including the following:

      o Prepayments on fixed-rate mortgage loans. The mortgage loans allow the borrowers to prepay the loans in full or in part at any time. However, substantially all of the mortgage loans have prepayment penalty fee clauses pursuant to which prepayment penalty fees are chargeable on certain prepayments occurring during the first one to five years after origination, generally if the amount prepaid in any twelve-month period exceeds 20% of the original principal balance of the mortgage loan. These fees may discourage borrowers from prepaying their mortgage loans during the prepayment penalty fee period and, accordingly, affect the rate of prepayment of such mortgage loans even in a declining interest rate environment. The master servicer may waive a prepayment charge if a mortgage loan is in default or if a default is reasonably foreseeable.

            The rate of prepayments on fixed-rate mortgage loans is sensitive to prevailing interest rates. If prevailing interest rates fall significantly below the mortgage interest rates on the mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the mortgage interest rates on the mortgage loans. Conversely, if prevailing interest rates rise significantly above the mortgage interest rates on the mortgage loans, the rate of prepayments is likely to decrease. The weighted average lives of the Class A-1 Notes and, if purchased at other than par, the yields realized by owners of the Class A-1 Notes, will be sensitive to rates of payment of principal on the mortgage loans. The yield on a Class A-1 Note that is purchased at a premium from its outstanding principal amount may be adversely affected by higher than anticipated levels of prepayments on the mortgage loans. Conversely, the yield on a Class A-1 Note that is purchased at a discount from its outstanding principal amount may be adversely affected by lower than anticipated levels of prepayments on the mortgage loans.

      o Prepayments on adjustable-rate mortgage loans. The mortgage loans in the adjustable-rate group are primarily adjustable-rate mortgage loans which have fixed-rates of interest for the first two years ("2/28 loans") or three years ("3/27 loans") after origination and then convert to adjustable rates. This type of adjustable-rate mortgage loan is commonly referred to as a hybrid mortgage loan. Substantially all of the adjustable-rate mortgage loans also have prepayment penalty fees as described above for the fixed-rate mortgage loans. The prepayment experience on the adjustable-rate loans may differ from the prepayment experience on fixed-rate mortgage loans due to provisions which provide for conversion to an adjustable mortgage interest rate, periodic coupon reset caps and a maximum mortgage interest rate. In particular, hybrid mortgage loans may be subject to higher prepayment rates as they approach the date they are scheduled to convert to an adjustable-rate mortgage loan. As a hybrid mortgage loan approaches its initial adjustment date, the borrower may become more likely to refinance that loan to avoid an increase in the loan rate, even if fixed-rate mortgage loans are only available at rates that are slightly lower or higher than the mortgage interest rate before adjustment.

      o You may be unable to reinvest distributions in comparable investments. Asset-backed securities, like the notes, usually produce more returns of principal to investors when market interest rates fall below the mortgage interest rates on the mortgage loans and produce less returns of principal when market interest rates rise above the mortgage interest rates on the mortgage loans. If borrowers refinance their mortgage loans as a result of lower interest rates, you will receive an unanticipated payment of principal. As a result, you are likely to receive more money to reinvest at a time when other investments generally are producing a lower yield than that on the notes, and are likely to receive less money to reinvest when other investments generally are producing a higher yield than that on the notes. You will bear the risk that the timing and amount of distributions on your notes will prevent you from attaining your desired yield.

      o Limitations on note rates will affect your yield to maturity. The Class A-2 Notes have a note rate which is based on one-month London interbank offered rates of major banks or "LIBOR" and is subject to a "net WAC cap" and a "hard rate cap". The mortgage loans in the adjustable-rate group have mortgage interest rates based on six-month LIBOR, generally subject to initial fixed-rate periods of two years or three years. Since the base index for the mortgage interest rate on the adjustable-rate mortgage loans differs from the base index for the note rate on the Class A-2 Notes, the weighted average mortgage interest rate on the adjustable-rate mortgage loans could be less than the note rate, in which case the note rate would be capped based on that lower rate. In addition, the note rate may not exceed ___% per annum. Either of these caps would reduce the amount of interest you, as an investor in this class of notes, will receive. Any shortfall in interest on the Class A-2 Notes due to either of these caps is not covered by the note insurance policy, but will, only in the case of a shortfall due to the "net WAC cap", be paid out of amounts, if any, which otherwise would be paid to the holders of the trust certificates. However, if the full amount of such shortfall is not paid, only in the case of a shortfall due to the "net WAC cap", such unpaid amounts will be carried forward to subsequent payment dates.

Bankruptcy of the master servicer or the backup servicer may affect payments on the notes and servicing of the mortgage loans

      In the event of a bankruptcy or insolvency of Accredited Home Lenders, Inc., as master servicer, or _______________, as backup servicer, the bankruptcy trustee or receiver may have the power to prevent _________________, as indenture trustee, or the noteholders from appointing a successor master servicer or backup servicer. Regardless of whether a successor master servicer or backup servicer is appointed, any termination of Accredited Home Lenders, Inc., as master servicer or _______________, as backup servicer (whether due to bankruptcy or insolvency or otherwise) could adversely affect the servicing of the mortgage loans, including the delinquency experience of the mortgage loans.

The notes are not suitable investments for all investors

      The notes are not suitable investments for any investor that requires a regular or predictable schedule of payments or payment on any specific date. The notes are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment, and the interaction of these factors.

The note insurer may, under certain circumstances, accelerate the maturity of the notes

      The note insurance policy will be issued pursuant to an insurance and indemnity agreement among the note insurer, the sponsor, the master servicer and the trust. So long as the note insurer is not in default in its obligations under the note insurance policy and no insolvency event has occurred with respect to the note insurer, the note insurer will be the "controlling party." As a controlling party, the note insurer will be entitled to exercise certain rights without the consent of the noteholders, including the right to accelerate the notes upon the occurrence of an event of default. The insurance and indemnity agreement provides for "events of default" thereunder, which include certain portfolio performance tests as well as breaches of certain covenants or representations or warranties. Events of default under the insurance and indemnity agreement constitute events of default under the indenture, and accordingly, the note insurer as controlling party has the right to accelerate the notes on any payment date as to which such an insurance and indemnity agreement event of default has occurred and is continuing. As a result, investors, although they will be paid in full (other than, in the case of the Class A-2 Notes, Class A-2 Net WAC Cap Carry-Forward Amounts) in connection with such an acceleration, may prematurely lose the benefit of their investment in the notes. In addition, if the note insurer accelerates the maturity of the notes, the yield on the notes that are purchased at a premium from their outstanding principal amount may be adversely affected.

The call of military personnel into active duty could limit the master servicer's ability to collect on the loans

      As described in this prospectus, the Soldier's and Sailor's Civil Relief Act limits the rate of interest and the ability of the master servicer to foreclose on mortgages if the mortgagor is called into military service after the origination of the loan. A number of reservists and other military personnel have been recently called into active duty and additional military personnel could be called into service in the future. If any of the borrowers enter into active military duty, shortfalls and losses to the trust and the notes could result.

                              Transaction Overview

Formation of the Trust and Issuance of the Trust Certificates

      The trust will be formed pursuant to the terms of a trust agreement between the owner trustee and the sponsor and upon the filing of a certificate of trust with the Secretary of State of the State of Delaware. Under the trust agreement, the trust will also issue a class of trust certificates evidencing the entire beneficial ownership interest in the trust.

      The trust estate will consist of:

      o the mortgage loans, together with the mortgage files relating thereto,

      o all scheduled collections on the mortgage loans and proceeds thereof due after _____, 20__ and all unscheduled collections on the mortgage loans and proceeds thereof received on or after ________, 20__,

      o the underlying mortgaged properties which secure the mortgage loans as from time to time are identified as REO property and collections thereon and proceeds thereof,

      o assets that are deposited in the accounts, including the reserve account,

      o rights under all insurance policies required to be maintained pursuant to the sale and servicing agreement and any insurance proceeds thereof,

      o     proceeds upon the liquidation of any mortgage loans, and

      o     released mortgaged property proceeds.

      In addition, the sponsor will cause the note insurer to issue the note insurance policy under which the note insurer will guarantee payments to the noteholders as described in this prospectus supplement.

Sale and Servicing of the Mortgage Loans

      The mortgage loans have been originated or purchased by the sponsor pursuant to its underwriting guidelines, as described under "The Sponsor and the Master Servicer" in this prospectus supplement. The sponsor will sell the mortgage loans to the trust pursuant to a sale and servicing agreement, dated as of ________, 20__, among the trust, the indenture trustee, the sponsor, the master servicer and the backup servicer. The master servicer will service the mortgage loans pursuant to the terms of the sale and servicing agreement.

Issuance of the Notes

      Pursuant to the terms of an indenture, dated as of ________, 20__, between the trust and the indenture trustee, the trust will pledge the trust estate to the indenture trustee, for the benefit of the noteholders and the note insurer, and issue the notes.

Issuance of the Note Insurance Policy

      The note insurer will issue the note insurance policy pursuant to the terms of an insurance and indemnity agreement, dated as of _________, 20__, among the note insurer, the master servicer, the trust and the sponsor.

                               The Mortgage Loans

General

      Each mortgage loan in the trust will be assigned to either the fixed-rate group or the adjustable-rate group. Each of the mortgage loans in the fixed-rate group has a fixed mortgage interest rate secured by a first lien on the related mortgaged property. Each mortgage loan in the adjustable-rate group has an adjustable mortgage interest rate secured by a first lien on the related mortgaged property. The Class A-1 Notes will be primarily secured by the mortgage loans contained in the fixed-rate group, and the Class A-2 Notes will be primarily secured by the mortgage loans contained in the adjustable-rate group.

      The mortgage loans were made for the purpose of purchasing a new home, refinancing an existing mortgage loan, consolidating debt and/or obtaining cash proceeds by borrowing against the borrower's equity in the mortgaged property. Substantially all of the mortgage loans are secured by first liens on single family residences, which may be detached, part of a one- to four-family dwelling, a condominium unit or a unit in a planned unit development. The mortgaged properties may be owner occupied or non-owner occupied investment properties. A substantial number of the mortgage loans in both groups were originated pursuant to the sponsor's exception policy. See "The Sponsor and the Master Servicer " in this prospectus supplement.

      The statistical information presented in this prospectus supplement is computed based on the Cut-off Date Principal Balance of the mortgage loans. All percentages are calculated based on the aggregate Cut-off Date Principal Balance of the mortgage loans in the related group.

      The aggregate Cut-off Date Principal Balance of the fixed-rate group of mortgage loans was $_______________ and the aggregate Cut-off Date Principal Balance of the adjustable-rate group of mortgage loans was $______________.

      As of the Cut-off Date, with respect to the mortgage loans in the fixed-rate group, no mortgage loan had a remaining term to maturity greater than __ years, no more than ___% of the mortgage loans were __ or more days delinquent, each of the mortgage loans was an "actuarial" loan and each of the mortgage loans was secured by a first lien on the related mortgaged property. As of the Cut-off Date, with respect to the mortgage loans in the adjustable-rate group, no mortgage loan had a remaining term to maturity of greater than __ years, no more than ___% of the mortgage loans were __ or more days delinquent, each of the mortgage loans was an "actuarial" loan, and each of the mortgage loans was secured by a first lien on the related mortgaged property.

      As of the Cut-off Date, with respect to the mortgage loans in the fixed-rate group, the weighted average loan-to-value ratio was ___%, the weighted average interest rate of the mortgage loans was ___% per annum and the weighted average remaining term to maturity was ___ months, with approximately __ months of seasoning. As of the Cut-off Date, with respect to the mortgage loans in the adjustable-rate group, the weighted average loan-to-value ratio of the mortgage loans was ____%, the weighted average interest rate was _____% per annum, the weighted average remaining term to maturity was ____ months, with approximately __ months of seasoning.

      Approximately ____% of the mortgage loans by aggregate Cut-off Date Principal Balance in the fixed-rate group and approximately ____% of the mortgage loans by aggregate Cut-off Date Principal Balance in the adjustable-rate group impose a prepayment penalty fee for early full or partial prepayments during a period ranging from one to five years from the date of origination. These prepayment penalty fees are generally calculated as a specified percentage of, or a specified number of months of interest, at the related mortgage interest rate, on the original principal balance of the mortgage loan, the outstanding principal balance of the mortgage loan, or a specified percentage of the amount prepaid. None of the mortgage loans are "high cost" loans under the Home Ownership Equity Protection Act of 1994 and no loans financed a single-premium credit insurance policy.

      The LTVs described in this prospectus supplement were calculated based upon the lesser of (1) the appraised values of the related mortgaged properties at the time of origination and (2) the purchase prices of the related mortgaged properties in the case of any mortgaged property purchased with a mortgage loan (or purchased within the twelve months preceding origination of the mortgage loan.) No assurance can be given that such values have remained or will remain at the levels that existed on the dates of origination of the related mortgage loans. If property values decline such that the outstanding principal balances of the mortgage loans become equal to or greater than the value of the mortgaged properties, investors may experience a loss.

The Fixed-Rate Group

      The following section describes the statistical characteristics of the mortgage loans in the fixed-rate group. Unless otherwise noted, all statistical percentages in this section are approximate and are measured by the aggregate Cut-off Date Principal Balance of the applicable mortgage loans in relation to the aggregate Cut-off Date Principal Balance of all of the mortgage loans in the fixed-rate group.

      As of the Cut-off Date, the mortgage loans in the fixed-rate group had the following characteristics:

      o     the aggregate Cut-off Date Principal Balance was $________________,

      o there were ____ mortgage loans under which the related mortgaged properties are located in 39 states,

      o the minimum Cut-off Date Principal Balance was $____________, the maximum Cut-off Date Principal Balance was $_________, and the average Cut-off Date Principal Balance was $__________,

      o the mortgage interest rates ranged from ___% to ___% per annum, and the weighted average mortgage interest rate was approximately ___% per annum,

      o the original terms to stated maturity ranged from ___ months to ___ months and the weighted average original term to stated maturity was approximately ___ months,

      o the remaining terms to stated maturity ranged from ___ months to ___ months and the weighted average remaining term to stated maturity was approximately ___ months,

      o approximately ______% of the mortgage loans require monthly payments of principal that will fully amortize these mortgage loans by their respective maturity dates, and approximately _____% of the mortgage loans are balloon loans,

      o the LTVs ranged from ____% to ___% and the weighted average LTV was approximately ___%,

      o the age of the mortgage loans ranged from ___ months to ___ months and the weighted average age was approximately __ months,

      o all of the mortgage loans are secured by first liens on the related mortgaged properties, and

      o approximately ____%, ______%, ___% and ____% of the mortgage loans are secured by mortgaged properties located in the states of ___________, _______, ___________ and ________ respectively.

      The following tables set forth certain information with respect to the mortgage loans in the fixed-rate group based on the aggregate Cut-off Date Principal Balance of the applicable mortgage loans in relation to the aggregate Cut-off Date Principal Balance of the mortgage loans in the fixed-rate group. Due to rounding, the percentages shown may not precisely total 100.00%.

              Geographical Distribution of Mortgaged Properties

                                Fixed-Rate Group

                                         Aggregate      Percentage of Aggregate
                       Number of       Cut-off Date          Cut-off Date
       State        Mortgage Loans   Principal Balance     Principal Balance
       -----        --------------   -----------------     -----------------
Arizona                _____           $_______________          _____%
Arkansas               _____            _______________          _____
California             _____            _______________          _____
Colorado               _____            _______________          _____
Connecticut            _____            _______________          _____
Florida                _____            _______________          _____
Georgia                _____            _______________          _____
Hawaii                 _____            _______________          _____
Idaho                  _____            _______________          _____
Illinois               _____            _______________          _____
Indiana                _____            _______________          _____
Kansas                 _____            _______________          _____
Kentucky               _____            _______________          _____
Louisiana              _____            _______________          _____
Maine                  _____            _______________          _____
Maryland               _____            _______________          _____
Massachusetts          _____            _______________          _____
Michigan               _____            _______________          _____
Minnesota              _____            _______________          _____
Mississippi            _____            _______________          _____
Missouri               _____            _______________          _____
Montana                _____            _______________          _____
Nevada                 _____            _______________          _____
New Jersey             _____            _______________          _____
New Mexico             _____            _______________          _____
New York               _____            _______________          _____
North Carolina         _____            _______________          _____
Ohio                   _____            _______________          _____
Oklahoma               _____            _______________          _____
Oregon                 _____            _______________          _____
Pennsylvania           _____            _______________          _____
Rhode Island           _____            _______________          _____
South Carolina         _____            _______________          _____
Texas                  _____            _______________          _____
Utah                   _____            _______________          _____
Vermont                _____            _______________          _____
Virginia               _____            _______________          _____
Washington             _____            _______________          _____
Wisconsin              _____            _______________          _____
                       -----           ----------------          -------
Total                  _____           $_______________          100.00%
                       =====           ================          =======

               Distribution of Cut-off Date Principal Balances
                                Fixed-Rate Group

                                         Aggregate
                          Number of     Cut-off Date     Percentage of Aggregate
 Range of Cut-off Date    Mortgage       Principal            Cut-off Date
   Principal Balances       Loans         Balance           Principal Balance
   ------------------       -----         -------           -----------------
__________                  _____         $___________          _____%
__________                  _____          ___________          _____
__________                  _____          ___________          _____
__________                  _____          ___________          _____
__________                  _____          ___________          _____
__________                  _____          ___________          _____
__________                  _____          ___________          _____
__________                  _____          ___________          _____
__________                  _____          ___________          _____
__________                  _____          ___________          _____
__________                  _____          ___________          _____
__________                  _____          ___________          _____
                            -----         ------------          -------
Total                       _____         $___________          100.00%
                            =====         ============          =======

                           Distribution of LTV Ratios
                                Fixed-Rate Group

                                          Aggregate
                                         Cut-off Date    Percentage of Aggregate
                          Number of       Principal           Cut-off Date
       LTV Range        Mortgage Loans     Balance          Principal Balance
       ---------        --------------     -------          -----------------
10.01 - 15.00               _____        $___________           _____%
15.01 - 20.00               _____         ___________           _____
20.01 - 25.00               _____         ___________           _____
25.01 - 30.00               _____         ___________           _____
30.01 - 35.00               _____         ___________           _____
35.01 - 40.00               _____         ___________           _____
40.01 - 45.00               _____         ___________           _____
45.01 - 50.00               _____         ___________           _____
50.01 - 55.00               _____         ___________           _____
55.01 - 60.00               _____         ___________           _____
60.01 - 65.00               _____         ___________           _____
65.01 - 70.00               _____         ___________           _____
70.01 - 75.00               _____         ___________           _____
75.01 - 80.00               _____         ___________           _____
80.01 - 85.00               _____         ___________           _____
85.01 - 90.00               _____         ___________           _____
                            -----        ------------           -------
 Total                      _____        $___________           100.00%
                            =====        ============           =======

                      Distribution of Gross Interest Rates
                                Fixed-Rate Group

                                            Aggregate
                                          Cut-off Date   Percentage of Aggregate
      Range of Gross        Number of       Principal          Cut-off Date
      Interest Rates      Mortgage Loans     Balance        Principal Balance
      --------------      --------------     -------        -----------------
______                        _____         $___________         _____%
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
______                        _____          ___________         _____
                              -----         ------------         -------
Total                         _____         $___________         100.00%
                              =====         ============         =======

                  Distribution of Original Terms to Maturity
                                Fixed-Rate Group

                                           Aggregate
                                          Cut-off Date   Percentage of Aggregate
  Range of Original Terms   Number of      Principal          Cut-off Date
        (in months)       Mortgage Loans    Balance         Principal Balance
        -----------       --------------    -------         -----------------
116 - 120                       ___        $___________           ___%
176 - 180                       ___         ___________           ___
236 - 240                       ___         ___________           ___
296 - 300                       ___         ___________           ___
356 - 360                       ___         ___________           ___
                                ---        ------------         -------
 Total                          ___        $___________         100.00%
                                ===        ============         =======

                 Distribution of Remaining Terms to Maturity
                                Fixed-Rate Group

                                           Aggregate
                                          Cut-off Date   Percentage of Aggregate
Range of Remaining Terms   Number of       Principal           Cut-off Date
      (in months)        Mortgage Loans     Balance         Principal Balance
      -----------        --------------     -------         -----------------
105 - 115                     ____       $____________          ____%
116 - 120                     ____        ____________          ____
176 - 180                     ____        ____________          ____
236 - 240                     ____        ____________          ____
281 - 285                     ____        ____________          ____
286 - 290                     ____        ____________          ____
296 - 300                     ____        ____________          ____
356 - 360                     ____        ____________          ____
                              ____        ____________          ____
                              ----        ------------          ------
Total                         ____       $____________          100.00%
                              ====        ============          ======

                        Distribution by Amortization Type
                                Fixed-Rate Group

                                           Aggregate
                                          Cut-off Date   Percentage of Aggregate
                           Number of       Principal           Cut-off Date
   Amortization Type    Mortgage Loans      Balance         Principal Balance
   -----------------    --------------      -------         -----------------
Balloon                      ____          $____________         ____%
Fully Amortizing             ____                                ____
                             ----          -------------         -------
 Total                       ____          $____________         100.00%
                             ====          =============         =======

                        Distribution by Occupancy Status
                                Fixed-Rate Group

                                           Aggregate
                                          Cut-off Date   Percentage of Aggregate
                           Number of       Principal           Cut-off Date
   Occupancy Status     Mortgage Loans      Balance         Principal Balance
   ----------------     --------------      -------         -----------------
Owner Occupied              ____           $____________         ____%
Non-Owner Occupied          ____            ____________         ____
                            ----           -------------         -------
 Total                      ____           $____________         100.00%
                            ====           =============         =======

                          Distribution by Property Type
                                Fixed-Rate Group

                                         Aggregate
                                        Cut-off Date     Percentage of Aggregate
                          Number of       Principal            Cut-off Date
     Property Type      Mortgage Loans     Balance          Principal Balance
     -------------      --------------     -------          -----------------
Single Family               ____         $____________             %
PUD                         ____          ____________          ____
Multi-Family                ____          ____________          ____
Condominium                 ____          ____________          ____
Manufactured Housing        ____          ____________          ____
Townhouse                   ____          ____________          ____
                            ----          ------------          -------
 Total                      ____          $___________          100.00%
                            ====          ============          =======

                            Distribution of Seasoning
                                Fixed-Rate Group

                                          Aggregate
                                        Cut-off Date     Percentage of Aggregate
    Months Elapsed        Number of       Principal            Cut-off Date
   Since Origination    Mortgage Loans     Balance          Principal Balance
   -----------------    --------------     -------          -----------------
0                           ____         $____________         ____%
1 - 3                       ____          ____________          ____
70 - 72                     ____          ____________          ____
73 - 75                     ____          ____________          ____
76 - 78                     ____          ____________          ____
                            ----          ------------          -------
 Total                      ____          $___________          100.00%
                            ====          ============          =======

                            Prepayment Penalty Fee Term
                                Fixed-Rate Group

                                          Aggregate
                                        Cut-off Date     Percentage of Aggregate
Prepayment Penalty Fee    Number of       Principal            Cut-off Date
   Term (in months)     Mortgage Loans     Balance          Principal Balance
   ----------------     --------------     -------          -----------------
0                           ____         $____________         ____%
12                          ____          ____________          ____
24                          ____          ____________          ____
30                          ____          ____________          ____
36                          ____          ____________          ____
48                          ____          ____________          ____
60                          ____          ____________          ____
                            ----          ------------          -------
 Total                      ____          $___________          100.00%
                            ====          ============          =======

                                  Loan Purpose
                                Fixed-Rate Group

                                           Aggregate
                                         Cut-off Date    Percentage of Aggregate
                         Number of         Principal           Cut-off Date
     Loan Purpose      Mortgage Loans       Balance         Principal Balance
     ------------      --------------       -------         -----------------
Cash Out Refinance        ____             $____________       _____%
Rate/Term Refinance       ____              ____________       _____
Purchase                  ____              ____________       _____
                          ----              ------------       -------
Total                     ____             $____________       100.00%
                          ====              ============       =======

                               Loan Documentation
                                Fixed-Rate Group

                                           Aggregate
                                         Cut-off Date    Percentage of Aggregate
                         Number of         Principal           Cut-off Date
  Loan Documentation   Mortgage Loans       Balance         Principal Balance
  ------------------   --------------       -------         -----------------
Full                      ____             $____________       _____%
Stated                    ____              ____________       _____
Limited                   ____              ____________       _____
                          ----              ------------       -------
Total                     ____             $____________       100.00%
                          ====              ============       =======

                         Distribution of FICO Score
                              Fixed-Rate Group

                                           Aggregate
                                         Cut-off Date    Percentage of Aggregate
                         Number of         Principal           Cut-off Date
      FICO Score       Mortgage Loans       Balance         Principal Balance
      ----------       --------------       -------         -----------------
N/A                       ____             $____________       _____%
461 - 480                 ____              ____________       _____
501 - 520                 ____              ____________       _____
521 - 540                 ____              ____________       _____
541 - 560                 ____              ____________       _____
561 - 580                 ____              ____________       _____
581 - 600                 ____              ____________       _____
601 - 620                 ____              ____________       _____
621 - 640                 ____              ____________       _____
641 - 660                 ____              ____________       _____
661 - 680                 ____              ____________       _____
681 - 700                 ____              ____________       _____
701 - 720                 ____              ____________       _____
721 - 740                 ____              ____________       _____
741 - 760                 ____              ____________       _____
761 - 780                 ____              ____________       _____
781 - 800                 ____              ____________       _____
                          ----              ------------       -------
Total                     ____             $____________       100.00%
                          ====              ============       =======

The Adjustable-Rate Group

      The following section describes the statistical characteristics of the mortgage loans in the adjustable-rate group. Unless otherwise noted, all statistical percentages in this section are approximate and are measured by the aggregate Cut-off Date Principal Balance of the applicable mortgage loans in relation to the aggregate Cut-off Date Principal Balance of all of the mortgage loans in the adjustable-rate group.

      As of the Cut-off Date, the mortgage loans in the adjustable-rate group had the following characteristics:

      o     the aggregate Cut-off Date Principal Balance was $_______________,

      o there were ___ mortgage loans under which the related mortgaged properties are located in __ states,

      o the minimum Cut-off Date Principal Balance was $23,794, the maximum Cut-off Date Principal Balance was $_______ and the average Cut-off Date Principal Balance was $________,

      o the mortgage interest rates ranged from ____% to ____% per annum, and the weighted average mortgage interest rate was approximately ____% per annum,

      o the gross margins ranged from _____% to ____% and the weighted average gross margin was approximately ___%,

      o the weighted average periodic cap for the first adjustment date was approximately ____% and the weighted average periodic cap for subsequent adjustment dates was approximately ____%,

      o the maximum rates ranged from ___% to ___% per annum and the weighted average maximum rate was approximately ___% per annum,

      o the minimum rates ranged from ___% to ____% per annum and the weighted average minimum rate was approximately ____% per annum,

      o the original terms to stated maturity ranged from ___ months to ___ months and the weighted average original term to stated maturity was approximately ___ months,

      o the remaining terms to stated maturity ranged from ___ months to ___ months and the weighted average remaining term to stated maturity was approximately ___ months,

      o the age of the mortgage loans ranged from ___ months to ___ months and the weighted average age of the mortgage loans was approximately ___ months,

      o approximately ____% of the mortgage loans were 2/28 loans, approximately ____% of the mortgage loans were 3/27 loans, and approximately _____% of the mortgage loans were 6 month LIBOR ARM loans (these 6 month LIBOR ARM loans will have no initial fixed-rate period),

      o ____% of the mortgage loans require monthly payments of principal that will fully amortize these mortgage loans by their respective maturity dates,

      o the LTVs ranged from ___% to ___% and the weighted average LTV was approximately ___%,

      o ____% of the mortgage loans are secured by first liens on the related mortgaged properties, and

      o approximately _____% and ____% of the mortgage loans are secured by mortgaged properties located in the states of ________ and _________ respectively.

      The following tables set forth certain information with respect to the mortgage loans in the adjustable-rate group based on the aggregate Cut-off Date Principal Balance of the applicable mortgage loans in relation to the aggregate Cut-off Date Principal Balance of the mortgage loans in the adjustable-rate group. Due to rounding, the percentages shown may not precisely total 100.00%.

              Geographical Distribution of Mortgaged Properties
                              Adjustable-Rate Group

                                         Aggregate
                                        Cut-off Date     Percentage of Aggregate
                         Number of       Principal            Cut-off Date
State                 Mortgage Loans      Balance           Principal Balance
-----                 --------------      -------           -----------------
Arizona                    ____          $____________         ____%
California                 ____           ____________         ____
Colorado                   ____           ____________         ____
Connecticut                ____           ____________         ____
Delaware                   ____           ____________         ____
Florida                    ____           ____________         ____
Georgia                    ____           ____________         ____
Hawaii                     ____           ____________         ____
Idaho                      ____           ____________         ____
Illinois                   ____           ____________         ____
Indiana                    ____           ____________         ____
Kansas                     ____           ____________         ____
Kentucky                   ____           ____________         ____
Louisiana                  ____           ____________         ____
Maryland                   ____           ____________         ____
Massachusetts              ____           ____________         ____
Michigan                   ____           ____________         ____
Mississippi                ____           ____________         ____
Missouri                   ____           ____________         ____
Montana                    ____           ____________         ____
Nevada                     ____           ____________         ____
New Hampshire              ____           ____________         ____
New Jersey                 ____           ____________         ____
New Mexico                 ____           ____________         ____
North Carolina             ____           ____________         ____
Ohio                       ____           ____________         ____
Oregon                     ____           ____________         ____
Pennsylvania               ____           ____________         ____
Rhode Island               ____           ____________         ____
South Carolina             ____           ____________         ____
Texas                      ____           ____________         ____
Utah                       ____           ____________         ____
Virginia                   ____           ____________         ____
Washington                 ____           ____________         ____
Wisconsin                  ____                                ____
                           ----          -------------        -------
Total                      ____          $____________        100.00%
                           ====          =============        =======

               Distribution of Cut-off Date Principal Balances
                              Adjustable-Rate Group

                                          Aggregate
                                         Cut-off Date   Percentage of Aggregate
  Range of Cut-off Date     umber of      Principal           Cut-off Date
    Principal Balances   Mortgage Loans    Balance         Principal Balance
    ------------------   --------------    -------         -----------------
_____________________         ____       $____________          ____%
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
_____________________         ____        ____________          ____
                              ----        ------------          ------
Total                         ____       $____________          100.00%
                              ====        ============          ======

                         Distribution of LTV Ratios
                            Adjustable-Rate Group

                          Number of       Aggregate      Percentage of Aggregate
                          Mortgage      Cut-off Date          Cut-off Date
        LTV Range           Loans     Principal Balance     Principal Balance
        ---------           -----     -----------------     -----------------
20.01 - 25.00               ____          $____________          ____%
25.01 - 30.00               ____           ____________          ____
30.01 - 35.00               ____           ____________          ____
35.01 - 40.00               ____           ____________          ____
40.01 - 45.00               ____           ____________          ____
45.01 - 50.00               ____           ____________          ____
50.01 - 55.00               ____           ____________          ____
55.01 - 60.00               ____           ____________          ____
60.01 - 65.00               ____           ____________          ____
65.01 - 70.00               ____           ____________          ____
70.01 - 75.00               ____           ____________          ____
75.01 - 80.00               ____           ____________          ____
80.01 - 85.00               ____           ____________          ____
85.01 - 90.00               ____           ____________          ____
                            ----           ------------          ------
Total                       ____          $____________          100.00%
                            ====           ============          ======

                      Distribution of Gross Interest Rates
                              Adjustable-Rate Group

                          Number of       Aggregate      Percentage of Aggregate
     Range of Gross       Mortgage      Cut-off Date          Cut-off Date
     Interest Rates         Loans     Principal Balance     Principal Balance
     --------------         -----     -----------------     -----------------
6.001 - 6.500              ____         $____________            ____%
6.501 - 7.000              ____          ____________            ____
7.001 - 7.500              ____          ____________            ____
7.501 - 8.000              ____          ____________            ____
8.001 - 8.500              ____          ____________            ____
8.501 - 9.000              ____          ____________            ____
9.001 - 9.500              ____          ____________            ____
9.501 - 10.000             ____          ____________            ____
10.001 - 10.500            ____          ____________            ____
10.501 - 11.000            ____          ____________            ____
11.001 - 11.500            ____          ____________            ____
11.501 - 12.000            ____          ____________            ____
12.001 - 12.500            ____          ____________            ____
12.501 - 13.000            ____          ____________            ____
13.001 - 13.500            ____          ____________            ____
13.501 - 14.000            ____          ____________            ____
14.501 - 15.000            ____          ____________            ____
                           ----          ------------            ------
Total                      ____         $____________            100.00%
                           ====          ============            ======

                             Range of Gross Margins
                              Adjustable-Rate Group

                                         Aggregate       Percentage of Aggregate
   Range of Gross      Number of        Cut-off Date           Cut-off Date
       Margins      Mortgage Loans   Principal Balance      Principal Balance
       -------      --------------   -----------------      -----------------
4.501 -4.750            ____               $____________          ____%
4.751 -5.000            ____                ____________          ____
5.001 -5.250            ____                ____________          ____
5.251 -5.500            ____                ____________          ____
5.501 -5.750            ____                ____________          ____
5.751 -6.000            ____                ____________          ____
6.001 -6.250            ____                ____________          ____
6.251 -6.500            ____                ____________          ____
6.501 -6.750            ____                ____________          ____
6.751 -7.000            ____                ____________          ____
7.001 -7.250            ____                ____________          ____
7.251 -7.500            ____                ____________          ____
7.501 -7.750            ____                ____________          ____
7.751 -8.000            ____                ____________          ____
8.001 -8.250            ____                ____________          ____
8.251 -8.500            ____                ____________
8.501 -8.750            ____                ____________          ____
8.751 -9.000            ____                ____________          ____
9.001 -9.250            ____                ____________          ____
9.251 -9.500            ____                ____________          ____
9.501 -9.750            ____                ____________          ____
9.751 -10.000           ____                ____________          ____
10.001-10.250           ____                ____________          ____
10.501-10.750           ____                ____________          ____
10.751-11.000           ____                ____________          ____
13.001-13.250           ____                ____________          ____
13.251-13.500           ____                ____________          ____
                        ----               -------------         -------
Total                   ____               $____________         100.00%
                        ====               =============         =======

                   Range of Maximum Mortgage Interest Rates
                              Adjustable-Rate Group

                                          Aggregate
      Range of Maximum     Number of    Cut-off Date    Percentage of Aggregate
          Mortgage         Mortgage       Principal           Cut-off Date
       Interest Rates        Loans         Balance         Principal Balance
       --------------        -----         -------         -----------------
13.251 -13.500               ____        $____________           ____%
13.501 -13.750               ____         ____________            ____
13.751 -14.000               ____         ____________            ____
14.001 -14.250               ____         ____________            ____
14.251 -14.500               ____         ____________            ____
14.501 -14.750               ____         ____________            ____
14.751 -15.000               ____         ____________            ____
15.001 -15.250               ____         ____________            ____
15.251 -15.500               ____         ____________            ____
15.501 -15.750               ____         ____________            ____
15.751 -16.000               ____         ____________            ____
16.001 -16.250               ____         ____________            ____
16.251 -16.500               ____         ____________            ____
16.501 -16.750               ____         ____________            ____
16.751 -17.000               ____         ____________            ____
17.001 -17.250               ____         ____________            ____
17.251 -17.500               ____         ____________            ____
17.501 -17.750               ____         ____________            ____
17.751 -18.000               ____         ____________            ____
18.001 -18.250               ____         ____________            ____
18.251 -18.500               ____         ____________            ____
18.501 -18.750               ____         ____________            ____
18.751 -19.000               ____         ____________            ____
19.001 -19.250               ____         ____________            ____
19.251 -19.500               ____         ____________            ____
19.751 -20.000               ____         ____________            ____
20.001 -21.990               ____         ____________            ____
                             ----        -------------           -------
Total                         899        $____________           100.00%
                             ====        =============           =======

                   Range of Minimum Mortgage Interest Rates
                              Adjustable-Rate Group

    Range of Minimum    Number of        Aggregate       Percentage of Aggregate
    Mortgage Interest   Mortgage        Cut-off Date           Cut-off Date
          Rates           Loans      Principal Balance      Principal Balance
          -----           -----      -----------------      -----------------
 6.251 -  6.500           ____          $____________            ____%
 6.501 -  6.750           ____           ____________            ____
 6.751 -  7.000           ____           ____________            ____
 7.001 -  7.250           ____           ____________            ____
 7.251 -  7.500           ____           ____________            ____
 7.501 -  7.750           ____           ____________            ____
 7.751 -  8.000           ____           ____________            ____
 8.001 -  8.250           ____           ____________            ____
 8.251 -  8.500           ____           ____________            ____
 8.501 -  8.750           ____           ____________            ____
 8.751 -  9.000           ____           ____________            ____
 9.001 -  9.250           ____           ____________            ____
 9.251 -  9.500           ____           ____________            ____
 9.501 -  9.750           ____           ____________            ____
 9.751 - 10.000           ____           ____________            ____
10.001 - 10.250           ____           ____________            ____
10.251 - 10.500           ____           ____________            ____
10.501 - 10.750           ____           ____________            ____
10.751 - 11.000           ____           ____________            ____
11.001 - 11.250           ____           ____________            ____
11.251 - 11.500           ____           ____________            ____
11.501 - 11.750           ____           ____________            ____
11.751 - 12.000           ____           ____________            ____
12.001 - 12.250           ____           ____________            ____
12.251 - 12.500           ____           ____________            ____
12.501 - 12.750           ____           ____________            ____
13.251 - 13.500           ____           ____________            ____
13.501 - 13.750           ____           ____________            ____
14.501 - 14.750           ____           ____________            ____
14.751 - 15.000           ____           ____________            ____
                          ----          -------------           -------
Total                     ____          $____________           100.00%
                          ====          =============           =======

                   Month and Year of Next Rate Change Date
                              Adjustable-Rate Group

                                                                  Percentage
                                           Aggregate             of Aggregate
  Month and Year of      Number of        Cut-off Date           Cut-off Date
Next Rate Change Date  Mortgage Loans  Principal Balance      Principal Balance
---------------------  --------------  -----------------      -----------------

_____________________       ____             $____________          ____%
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
_____________________       ____              ____________          ____
                            ----             -------------         -------
Total                       ____             $____________         100.00%
                            ====             =============         =======

                  Distribution of Original Terms to Maturity
                              Adjustable-Rate Group

  Range of Original                      Aggregate       Percentage of Aggregate
        Terms          Number of        Cut-off Date           Cut-off Date
     (in months)     Mortgage Loans  Principal Balance      Principal Balance
     -----------     --------------  -----------------      -----------------

________                 ____              $____________         ____%
________                 ____               ____________         ____
                         ----              -------------        -------
Total                    ____              $____________        100.00%
                         ====              =============        =======

                 Distribution of Remaining Terms to Maturity
                              Adjustable-Rate Group

                           Number of      Aggregate      Percentage of Aggregate
Range of Remaining Terms   Mortgage     Cut-off Date           Cut-off Date
      (in months)            Loans    Principal Balance     Principal Balance
      -----------            -----    -----------------     -----------------
______                       ____          $____________         ____%
______                       ____           ____________         ____
______                       ____           ____________         ____
______                       ____           ____________         ____
                             ----          -------------        -------
Total                        ____          $____________        100.00%
                             ====          =============        =======

                        Distribution by Occupancy Status
                              Adjustable-Rate Group

                                          Aggregate
                                        Cut-off Date    Percentage of Aggregate
                          Number of       Principal           Cut-off Date
    Occupancy Status    Mortgage Loans     Balance         Principal Balance
    ----------------    --------------     -------         -----------------
Owner Occupied              ____         $____________          ____%
Non-Owner Occupied          ____          ____________          ____
                            ----         -------------        -------
Total                       ____         $____________        100.00%
                            ====         =============        =======

                          Distribution by Property Type
                              Adjustable-Rate Group

                                           Aggregate     Percentage of Aggregate
                        Number of        Cut-off Date          Cut-off Date
     Property Type    Mortgage Loans   Principal Balance    Principal Balance
     -------------    --------------   -----------------    -----------------
Single Family              ____          $____________         ____%
PUD                        ____           ____________          ____
Condominium                ____           ____________          ____
Multi- Family              ____           ____________          ____
Townhouse                  ____           ____________          ____
Manufactured Housing       ____           ____________          ____
Modular Home               ____           ____________          ____
2-4 Family                 ____           ____________          ____
                           ----          -------------         -------
Total                      ____          $____________         100.00%
                           ====          =============         =======

                            Distribution of Seasoning
                              Adjustable-Rate Group

                                          Aggregate      Percentage of Aggregate
  Months Elapsed       Number of        Cut-off Date           Cut-off Date
 Since Origination   Mortgage Loans   Principal Balance     Principal Balance
 -----------------   --------------   -----------------     -----------------
____________                 ____          $____________          ____%
____________                 ____           ____________          ____
____________                 ____           ____________          ____
____________                 ____           ____________          ____
____________                 ____           ____________          ____
                             ----          -------------         -------
Total                        ____          $____________         100.00%
                             ====          =============         =======

                               Mortgage Loan Types
                              Adjustable-Rate Group

                                           Aggregate     Percentage of Aggregate
                        Number of        Cut-off Date         Cut-off Date
     Loan Type        Mortgage Loans   Principal Balance    Principal Balance
     ---------        --------------   ------------------   -----------------
2/28 ARM (Libor)             ____          $____________          ____%
3/27 ARM (Libor)             ____           ____________          ____
6 Month Libor ARM            ____           ____________          ____
                             ----          -------------         -------
Total                        ____          $____________         100.00%
                             ====          =============         =======

                           Prepayment Penalty Fee Term
                              Adjustable-Rate Group

                                          Aggregate
      Prepayment                        Cut-off Date     Percentage of Aggregate
   Penalty Fee Term      Number of        Principal           Cut-off Date
      (in months)     Mortgage Loans       Balance          Principal Balance
      -----------     --------------       -------          -----------------
0                         ____            $____________        ____%
12                        ____             ____________        ____
24                        ____             ____________        ____
30                        ____             ____________        ____
36                        ____             ____________        ____
48                        ____             ____________        ____
60                        ____             ____________        ____
                          ----            -------------       -------
Total                     ____            $____________       100.00%
                          ====            =============       =======

                                  Loan Purpose
                              Adjustable Rate Group

                                            Aggregate
                                          Cut-off Date         Percentage of
                          Number of         Principal     Cut-off Date Aggregate
     Loan Purpose       Mortgage Loans       Balance         Principal Balance
     ------------       --------------       -------         -----------------
Cash Out Refinance         ____             $____________         ____%
Purchase                   ____              ____________         ____
Rate/Term Refinance        ____              ____________         ____
Construction
Permanent                  ____              ____________         ____
                           ----             -------------       -------
Total                      ____             $____________       100.00%
                           ====             =============       =======

                               Loan Documentation
                               Adjustable Rate Group

                                           Aggregate
                                         Cut-off Date         Percentage of
                           Number of       Principal      Cut-off Date Aggregate
  Loan Documentation     Mortgage Loans     Balance         Principal Balance
  ------------------     --------------     -------         -----------------
Full                        ____           $____________         ____%
Stated                      ____            ____________         ____
Limited                     ____            ____________         ____
                            ----           -------------       -------
Total                       ____           $____________       100.00%
                            ====           =============       =======

                           Distribution of FICO Score
                              Adjustable-Rate Group

                                          Aggregate
                                         Cut-off Date    Percentage of Aggregate
                         Number of        Principal           Cut-off Date
      FICO Score       Mortgage Loans      Balance          Principal Balance
      ----------       --------------      -------          -----------------
N/A                       ____            $____________        ____%
461-480                   ____             ____________        ____
481-500                   ____             ____________        ____
501-520                   ____             ____________        ____
521-540                   ____             ____________        ____
541-560                   ____             ____________        ____
561-580                   ____             ____________        ____
581-600                   ____             ____________        ____
601-620                   ____             ____________        ____
621-640                   ____             ____________        ____
641-660                   ____             ____________        ____
661-680                   ____             ____________        ____
681-700                   ____             ____________        ____
701-720                   ____             ____________        ____
721-740                   ____             ____________        ____
741-760                   ____             ____________        ____
761-780                   ____             ____________        ____
                          ----            -------------       -------
Total                     ____            $____________       100.00%
                          ====            =============       =======

                        The Sponsor and the Master Servicer

      Accredited Home Lenders, Inc., is a nationwide mortgage banking institution engaged in the business of originating, financing, selling, securitizing and servicing residential mortgage loans which do not conform to the credit or other criteria established by Fannie Mae and Freddie Mac, commonly referred to as 'nonconforming' or 'non-prime' mortgage loans.

      Accredited's mortgage loan originations are primarily wholesale i.e., conducted through mortgage brokers. On a smaller scale, Accredited makes retail originations directly to borrowers. As of March 31, 2002, Accredited's wholesale operations were conducted from its San Diego, CA, headquarters and its regional processing centers in Anaheim, CA; Atlanta, GA; Oakbrook, IL; Burtonsville, MD; Cincinnati, OH; and Warwick, RI; and Accredited's retail operations were conducted from the Anaheim and San Diego, CA, offices as well as 15 other offices located primarily in the western United States.

      Accredited performs the servicing functions for its loan originations prior to sale or securitization and for a portion of its loan originations sold or securitized on a servicing-retained basis. As of March 31, 2002, Accredited performed the servicing functions for residential mortgage loans with an aggregate unpaid principal balance of approximately $1.3 billion.

      Accredited's total annual mortgage loan production has increased steadily from $542 million in 1998 to $1.1 billion in 1999, $1.5 billion in 2000, and $2.3 billion in 2001.

      Accredited was incorporated on May 14, 1990, and commenced operations in September of that year. As of March 31, 2002, Accredited had 963 employees, approximately 300 of which were operating out of Accredited's San Diego headquarters, which includes approximately 48,800 square feet. The primary address for Accredited's headquarters is 15030 Avenue of Science, Suite 100, San Diego, California 92128, and Accredited's telephone number is (858) 676-2100.

      The securities will not represent an interest in or obligation of, nor are the mortgage loans guaranteed by the sponsor or the master servicer, nor will the mortgage loans be insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

      A registration statement relating to shares of common stock of Accredited Home Lenders Holding Co., an affiliate of Accredited, has been filed with the SEC but has not yet become effective. Accredited Home Lenders Holding Co.'s common stock may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Underwriting

      Each mortgage loan originated or acquired by Accredited is underwritten prior to loan closing, or re-underwritten after loan closing but prior to purchase by Accredited, in accordance with Accredited's underwriting guidelines. Accredited's underwriting process is intended to assess a loan applicant's credit standing and repayment ability and the value and adequacy of the real property security as collateral for the proposed loan. All underwriting and re-underwriting is performed by Accredited's underwriting personnel, and Accredited does not delegate underwriting authority to any broker, correspondent or other mortgage loan provider. Accredited's underwriting standards are applied in a standardized manner which complies with applicable federal and state laws and regulations.

      Brokers and Correspondents. All of Accredited's prospective mortgage brokers and correspondents are subjected to a pre-approval process, including verification that all required licenses are current, and are required to sign agreements pursuant to which they represent and warrant compliance with Accredited's underwriting guidelines and all applicable laws and regulations. Accredited periodically reviews each of its mortgage broker's and correspondent's performance relative to issues disclosed by Accredited's quality control review, and discontinues relationships with unacceptable performers.

      Loan Applications and Credit Reports. Each prospective mortgagor completes a mortgage loan application that includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. At least one credit report on each applicant from an independent, nationally recognized credit reporting company is required. The credit report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions, or judgments. All derogatory credit items occurring within the preceding two years and all credit inquiries within the preceding 90 days must be addressed by the applicant to the satisfaction of Accredited.

      Property Appraisals. A full appraisal of the property proposed to be pledged as collateral is required in connection with the origination of each loan. Appraisals are performed by licensed, third-party, fee-based appraisers and include, among other things, an inspection of the exterior and interior of the subject property. Appraisals are also required to address neighborhood conditions, site and zoning status and the condition and value of improvements. Following each appraisal, the appraiser prepares a report which includes a reproduction costs analysis (when appropriate) based on the current cost of constructing a similar home and market value analysis based on recent sales of comparable homes in the area. Appraisals generally conform to the Uniform Standards of Professional Appraisal Practice and must be on forms acceptable to Freddie Mac and Fannie Mae. Every appraisal is reviewed by a non-affiliated appraisal review firm or by Accredited's Appraisal Review Department or a qualified underwriter before the mortgage loan is closed. The appraisal may not be more than 180 days old on the day the loan is funded. In most instances, Accredited requires a second drive-by appraisal for loan sizes between $400,000 to $500,000 and a second full appraisal for loan sizes above $500,000 or for properties that have a value of more than $650,000.

      Income and Assets Verification. Accredited's underwriting guidelines require verification of the income of each applicant pursuant to "Full Documentation", "Lite Documentation" or "Stated Income" programs. Under each of these programs, Accredited reviews the loan applicant's source of income calculates the amount of income from sources indicated on the loan application or similar documentation, and calculates debt service-to-income ratios to determine the applicant's ability to repay the loan. Under the Full Documentation program, applicants are generally required to submit the last two pay stubs and written verification of income signed by the employer, Forms W-2 or 1040 and, in the case of self-employed applicants, Forms 1120 and profit and loss statements, in each case covering the preceding two years. Under the Lite Documentation program, applicants are generally required to submit a year-to-date pay stub or personal bank statements and, in the case of self-employed applicants, profit and loss statements, in each case covering at least the preceding six months. Under the Stated Income program, applicants are evaluated based upon income as stated in the mortgage loan application. Under all programs, Accredited may verify by telephone employment, business and income, and self-employed applicants may be required to submit a business license.

      Verification of the source of funds (if any) required to be paid by the applicant at closing is generally required under all documentation programs in the form of a standard verification of deposit, two months' consecutive bank statements or other acceptable documentation. Twelve months' mortgage payment or rental history must be verified by the related lender or landlord.

      Credit Classifications. A critical function of Accredited's underwriting process is to identify the level of credit risk associated with each applicant for a mortgage loan. Accredited has established five principal classifications, "A+" to "C," with respect to the credit profile of potential borrowers, and a rating is assigned to each loan based upon these classifications. Accredited has a sixth, generally inactive credit classification, called "C-" which may be assigned to a borrower with a foreclosure or bankruptcy and can still be used on an exception basis with approval from a senior corporate underwriter. Accredited assigns credit grades by analyzing mortgage payment history, consumer credit history, credit score, bankruptcy history, and debt-to- income ratio.

      Quality Control. Each month, Accredited's quality control department generally reviews and re-underwrites 5% to 10% of all of the loans that Accredited originates. The initial sample focuses on any loan with a first payment default or early payoff, or where fraud is suspected. Also, loans are randomly sampled from pools designated for securitization or other programs in which Accredited retains the risk of loss on the loans. The quality control department re-underwrites these loans, re-verifies the sources of income, re-verifies employment, and reviews the appraisals to ensure collateral values for the loans are supported. When fraud is suspected, the quality control department undertakes a comprehensive re-underwriting of not only that loan, but any related loans connected to the brokers, appraisers, or other parties to the transaction in question. All findings of the quality control department are reported on a regular basis to members of senior management. The Chief Executive Officer and the Chief Operating Officer, along with the Director of Operations and others analyze the results of the monthly quality control department audits as well as performance trends and servicing issues. Based upon this analysis, corrective actions are taken.

      Loan Programs. Accredited's mortgage loans are made for the purpose of enabling borrowers to purchase new homes, refinance existing mortgage loans, consolidate debt and/or obtain cash for whatever purposes the borrowers desire. Accredited's single-family residence loans are secured by one- to four-unit primary residences, one-unit second homes, or one- to four-unit investment properties, and eligible property types are deemed to include single-family detached homes, semi-detached homes, row or townhomes, individual condominiums, individual units in planned-unit developments, manufactured housing, and leasehold estates. These collateral types are consistent with the Freddie Mac Seller-Servicer Guide for describing mortgage eligibility requirements. The mortgaged properties may be owner-occupied, second or vacation homes, or non-owner occupied investment properties.

      Accredited's loans have payment schedules based primarily upon (1) an interest rate that is constant over the life of the loan, commonly referred to as "fixed-rate loans" or (2) generally, an interest rate that is fixed for the initial two or three years and adjusts after an initial fixed period of two or three years and every six months thereafter, sometimes referred to as "adjustable-rate loans". Generally, the payments on Accredited's fixed-rate loans are calculated to fully repay the loans in 15 or 30 years, or, in the case of so-called "balloon" loans, the payments are based on a 30-year repayment schedule, but all unpaid principal is due in a larger "balloon" payment at the end of 15 years. The payments on Accredited's adjustable-rate loans are calculated to fully repay the loans in 30 years, and the payment amounts are adjusted whenever the interest rates are adjusted. Accredited's adjustable-rate loans with a two-year initial fixed-rate period are commonly referred to as "2/28's" and Accredited's adjustable-rate loans with a three-year initial fixed-rate period are commonly referred to as "3/27's".

      The interest rate adjustments on Accredited's adjustable-rate loans are determined by adding a "margin" to an "index" rate, subject to certain adjustment limitations. The "margin" is a percentage established at origination of a loan, and the "index" for Accredited's adjustable-rate loans is six-month LIBOR, and is determined as of a specified time prior to the interest adjustment date. It is common during the initial fixed-rate period of an adjustable-rate loan to allow the borrower to pay a rate lower than the margin plus the index at loan origination. Over time, the rate may adjust upward such that, eventually, the interest rate will equal the index plus the entire margin. Such adjustments are generally limited to no more than 1.5% at each adjustment date, and the interest rates may not be adjusted above or below a maximum and minimum amount specified in the loan documents. The goal is to acclimate the borrower to the repayment obligation, yet be able to achieve the fully indexed interest rate over time.

      Accredited offers a full range of subprime mortgage loan programs, and the key distinguishing features of each program are the documentation required, the LTV, the mortgage and consumer credit payment history, the property type and the credit score necessary to qualify under a particular program. Nevertheless, each program relies upon Accredited's analysis of each borrower's ability to repay, the risk that the borrower will not repay the loan, the fees and rates Accredited charges, the value of the collateral, the benefit Accredited believes it is providing to the borrower, and the loan amounts relative to the risk Accredited believes it is taking.

      The following tables set forth Accredited's loan-to-value and debt service-to-income ratio maximums for Accredited's core loan programs based upon documentation type, property type, and credit profile ("SFR" means single-family residence; "PUD" means planned unit development; and "N/O/O" means non-owner occupied):

                                 Full Documentation

        Maximum                                                                  Maximum Loan-To-Value Ratios
        Mortgage                        Time Elapsed                        Owner Occupied          Non-Owner Occupied         Max
        Delinquencies                   Since                                Rate/                        Rate/              Debt to
Credit  During Last                     Bankruptcy or    Property            Term      Cash-Out           Term     Cash-Out  Income
Level   Year          Consumer Credit   Foreclosure      Type       Purch    Refi      Refi      Purch    Refi     Refi      Ratios
A+      0x30          2x30; min 640     4 years since    SFR/PUD    100%     100%         100%   N/A      N/A      N/A        50%-
                      credit score.     Bankruptcy       Condo      90%      90%          90%                                 55%
                                        discharge or
                                        Foreclosure.

A       0x30          0x30; > 90% min   3 years since    SFR/PUD    100%     100%         100%   N/A      N/A      N/A        50%-
                      580 credit        Bankruptcy       Condo      90%      90%          90%                                 55%
        1x30 not      score.            discharge or     SFR, 2     90%      90%          90%    80%      80%      80%        50%-
        rolling;      2x30. Past due    Foreclosure.     unit PUD   85%      85%          85%    80%      80%      80%        55%
        0x30 for      accounts must                      Condo 3-4  85%      85%          85%    80%      80%      80%
        N/O/O > 70%   be brought                         unit       85%      85%          85%    80%      80%      80%
        LTV.          current or paid.

A-      1x30 not      >90% LTV          2 years since    SFR/PUD    100%     100%         100%   N/A      N/A      N/A        50%
        rolling;      minimum 580       Bankruptcy       Condo      90%      90%          90%                                 55%
        2x30;         credit score;     discharge. 3                90%      90%          90%    80%      80%      80%        50%
        rolling 30's  2x30              years since      SFR, 2     85%      85%          85%    75%      75%      75%        55%
        OK            =  90% LTV max    Foreclosure.     unit PUD   85%      85%          85%    75%      75%      75%
                      4x30. Past due                     Condo 3-4  80%      80%          80%    75%      75%      75%
                      accounts must                      unit
                      be brought
                      current or paid.

B       4x30 or 2x30  Average credit    18 months since  SFR PUD    85%      85%          85%    70%      70%      70%        50%
        + 1x60;       with 60-day       Bankruptcy       Condo 2-4  80%      80%          75%    70%      70%      70%        55%
        rolling 30's  lates and         discharge. May   unit       80%      80%          75%    70%      70%      70%
        OK (No 60's   isolated 90-day   consider                    80%      80%          75%    70%      70%      70%
        for > 80%     lates. Majority   performing
        LTV)          of trades must    Chapter 13 on a
                      be current.       case by case
                      Past due          basis. 2 years
                      accounts must     since
                      be brought        Foreclosure.
                      current or
                      paid. 85% LTV:
                      min 550 credit
                      score.

C       Any number    Fair credit w/    1 year since     SFR PUD    80%      80%          80%    65%      65%      65%        50%
        of 30's or    90-day lates      Bankruptcy       Condo 2-4  75%      75%          75%    65%      65%      65%
        3x30 + 1x60   and isolated      discharge or                75%      75%          70%    65%      65%      65%
        or 2x60 +     120-day lates,    Foreclosure.                70%      70%          70%    65%      65%      65%
        1x90 (No      charge-offs &     May consider
        90's for >    collections.      performing
        75% LTV)      Must be some      Chapter 13 on a
                      major recent      case by case
                      positive          basis. 80% LTV:
                      trades. Past      2 years.
                      due accounts
                      must be brought
                      current or
                      paid. 80% LTV:
                      min 525 score.

C- Mortgage currently delinquent 90 days or greater, or greater than 1x90 in the last 12 months, may be considered on an exception basis.
            Approval is required from executive management with the following restrictions: owner occupied properties, full income documentation, maximum $1,000 cash out, no foreclosure bailouts, maximum 65% LTV, letter of explanation required.

                      Lite Documentation and Stated Income

        Maximum                                                                  Maximum Loan-To-Value Ratios
        Mortgage                        Time Elapsed                        Owner Occupied          Non-Owner Occupied         Max
        Delinquencies                   Since                                Rate/                        Rate/              Debt to
Credit  During Last                     Bankruptcy or    Property            Term      Cash-Out           Term     Cash-Out  Income
Level   Year          Consumer Credit   Foreclosure      Type       Purch    Refi      Refi      Purch    Refi     Refi      Ratios
A+      0x30            2x30; min      4 years since    SRF/PUD       80/20   80/20     80/20    N/A      N/A      N/A      45%
                        640 credit     Bankruptcy
                        score.         discharge or
                                       Foreclosure.

A       0x30            2x30; min      3 years since    SFR/PUD 2     90%     90%        90%     N/A      N/A      N/A      45% -
                        640 credit     Bankruptcy       unit          80%     90%        90%     N/A      N/A      N/A      55%
        0x30            score.         discharge or     SFR/PUD 2     85%     85%        85%     N/A      N/A      N/A      45% -
                        Min 625        Foreclosure.     unit          80%     85%        85%     N/A      N/A      N/A      55%
                        credit
        1x30 not        score. 2x30                     SFR, PUD, 2   80%     80%        80%     70%      70%      70%      45% -
        rolling         or 650 score.                   unit Condo    75%     75%        75%     65%      65%      65%      55%
                        4x30; min                       3-4 unit      70%     70%        70%     60%      60%      60%
                        600 credit
                        score. Past
                        due accounts
                        must be
                        brought
                        current or
                        paid

A-      2x30; rolling   4x30; min      2 years since    SFR/PUD,      80%     80%        80%     70%      70%      70%      45% -
        30's OK         575 credit     Bankruptcy       2 unit        75%     75%        75%     65%      65%      65%      55%
                        score. 80%     discharge. 3                   65%     65%        65%     55%      55%      55%
                        LTV: min 625   years since      Condo 3-4
                        credit         Foreclosure.     unit
                        score. Past
                        due accounts
                        must be
                        brought
                        current or
                        paid

B       4x30 or 2x30    Min 575        18 months        SFR PUD,      75%     75%        75%     65%      65%      65%      45% -
        + 1x60;         credit         since            2 unit        70%     70%        70%     60%      60%      60%      55%
        rolling 30's    score.         Bankruptcy       Condo 3-4     60%     60%        60%     50%      50%      50%
        OK.             Average with   discharge. May   unit
                        60-day lates   consider
                        and isolated   performing
                        90-day         Chapter 13 on
                        lates.         a case by case
                        Majority of    basis. 2 years
                        trades must    since
                        be current.    Foreclosure.
                        Past due
                        accounts
                        must be
                        brought
                        current or
                        paid

      In addition to the core programs described above, Accredited offers the following higher LTV/CLTV programs:

      90% LTV Full Documentation First Mortgage Program. This program offers higher LTV's, greater than 90% and up to 104% LTV, for owner-occupied first mortgages. This program is restricted to full income documentation for both salaried and self-employed borrowers, with 24 months' personal bank statement income for self-employed borrowers allowed under certain circumstances. The borrower's mortgage and consumer history is carefully reviewed, with a minimum credit score of 580 for up to 100% LTV and a minimum credit score of 620 for greater than 100% LTV.

      Non-Owner Occupied First Mortgages Greater Than 80% LTV. This program offers a maximum 90% LTV first mortgage for non-owner occupied properties. Standard full income documentation is required, with a minimum credit score of 640 for up to 85% LTV and a minimum credit score of 680 for LTVs between 85% and 90%. Mortgages on all properties must have no late payments in the last 12 months, with a consumer credit maximum of two 30-day late payments in the last 12 months. No bankruptcy or foreclosure during the preceding five years is allowed. This program allows single-family and detached PUD properties up to 90% LTV, with condominiums and townhomes allowed up to 85% LTV. Two-unit properties may be considered up to 85% LTV on a case-by-case basis.

      Exceptions. Accredited may allow exceptions to its underwriting guidelines in accordance with Accredited's established exception policy. Exceptions may be allowed based upon the presence of compensating factors such as a low LTV, demonstrated pride of ownership and stability of employment. A substantial number of the mortgage loans in both groups were originated pursuant to Accredited's exception policy.

Delinquency and Loan Loss Experience

      The following table sets forth certain information regarding the delinquency, foreclosure, REO and loss experience with respect to mortgage loans serviced by Accredited for the periods indicated.

                                                                  Delinquency and Foreclosure

                                                                      As of December 31,
                                ----------------------------------------------------------------------------------------------------
                                                                    (dollars in thousands)

                                Principal                Principal                 Principal                 Principal
                                 Balance    Percentage    Balance     Percentage    Balance     Percentage    Balance     Percentage
                                 -------    ----------    -------     ----------    -------     ----------    -------     ----------
Total servicing portfolio        $______                  $______        ____       $______        ____        $______       ____
Delinquency
    30 - 59 days                  ______       ____        ______        ____        ______        ____         ______       ____
    60 - 89 days                  ______       ____        ______        ____        ______        ____         ______       ____
    90 + days                     ______       ____        ______        ____        ______        ____         ______       ____

Foreclosures                      ______       ____        ______        ____        ______        ____         ______       ____

Total delinquencies and           ______       ____        ______        ____        ______        ____         ______       ____
foreclosures

Real estate owned (1)             ______       ____        ______        ____        ______        ____         ______       ____

Annual losses on servicing        ______       ____        ______        ____        ______        ____         ______       ____
portfolio (2)

----------

(1) Based on the aggregate principal balance of the mortgage loans secured by mortgaged properties the title to which has been acquired through foreclosure, deed in lieu or foreclosure or similar process.
(2) Percentages based upon average monthly servicing portfolio. Annualized for the three months ended ___________, 20__.

                               The Backup Servicer

General

      ______________________ will act as backup servicer and will service the mortgage loans in accordance with the terms set forth in the sale and servicing agreement.

      The principal executive offices of ______________ are located at _______________. _________________ is a _________.

      ____________ is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, HUD and VA and is licensed to service mortgage loans in each state where a license is required.

Obligations of the Backup Servicer

      Upon the removal or resignation of the master servicer, the backup servicer has agreed to become the successor master servicer, subject to the note insurer's consent. The backup servicer is obligated to maintain certain servicing records to permit it to assume the role of master servicer in an efficient manner should the need arise. The backup servicer, if it becomes successor master servicer, will be subject to all the responsibilities and duties of the master servicer, including making Delinquency Advances and Servicing Advances unless it determines reasonably and in good faith that such advances would not be recoverable. The backup servicer, as successor master servicer, will not be liable for any actions of any prior master servicer. If the backup servicer is removed or resigns, the successor backup servicer, if any, will be designated by the master servicer with the consent of the note insurer and with the consent of the rating agencies rating the transaction. The note insurer has the right to appoint a successor backup servicer if the master servicer fails to do so or if the note insurer and the master servicer cannot agree on a successor backup servicer.

Backup Servicer Compensation

      The backup servicer will receive a fee equal to ____% per annum (minimum of $_______ per month) with respect to each mortgage loan on each payment date as compensation for standing by to act as successor master servicer. If the backup servicer becomes the successor master servicer, the backup servicer will be entitled to the same servicing compensation as the master servicer plus the backup servicing fee, which is ____% per annum. Additionally, if the backup servicer becomes the successor master servicer, the backup servicer will also be entitled to the following supplemental fees: (1) if 30+ day delinquencies on the mortgage loans are greater than __% and less than or equal to __% of the current aggregate principal balance of the mortgage loans then a supplemental fee of ____% per annum (___% per annum aggregate); and (2) if 30+ day delinquencies on the mortgage loans are greater than __% of the current aggregate principal balance of the mortgage loans then a supplemental fee of ____% per annum (____% per annum aggregate). See "Servicing of the Mortgage Loans -- Servicing Fees and Other Compensation and Payment of Expenses" herein.]

                                The Owner Trustee

      ____________, a ______________, has its corporate trust offices located at
_____________________, Attention: __________. The owner trustee will perform limited administrative functions on behalf of the trust pursuant to the trust agreement. The owner trustee's duties are limited solely to its express obligations under the trust agreement.

                              The Indenture Trustee

      _______________________ has offices at ____________________, where it conducts its registrar and securities transfer services, and at ____________________, where it conducts its securities administration services. The indenture trustee will act as initial authenticating agent, paying agent and note registrar pursuant to the terms of the indenture.

               Description of the Notes and the Trust Certificates

      Capitalized terms used in this prospectus supplement are defined under the caption "Glossary."

      On the closing date, the trust will issue the Class A-1 Notes and the Class A-2 Notes pursuant to the indenture. Each Class A-1 Note represents a debt obligation of the trust primarily secured by a pledge of the portion of the trust estate consisting of the fixed-rate group mortgage loans. Each Class A-2 Note represents a debt obligation of the trust primarily secured by a pledge of the portion of the trust estate consisting of the adjustable-rate group mortgage loans.

      Pursuant to the trust agreement, the trust will also issue a class of trust certificates, representing the entire beneficial ownership interest in the trust. The trust certificates will represent the entire beneficial ownership interest in both groups of mortgage loans and will be held by the sponsor. The trust certificates may not be transferred without the consent of the note insurer and compliance with the transfer provisions of the trust agreement.

      The notes will be issued only in book-entry form, in denominations of $25,000 initial principal balance and integral multiples of $1,000 in excess thereof, except that one note of each class may be issued in a different amount. The notes are available in book-entry form only, through the facilities of The Depository Trust Company or "DTC".

Book-Entry Notes

      The notes are sometimes referred to in this prospectus supplement as "book-entry notes." The book-entry notes will be issued in one or more notes which equal the aggregate principal balance of the notes and will initially be registered in the name of Cede & Co., which will be the "holder" of the notes, as the nominee of DTC. Persons acquiring beneficial ownership interests in the notes will hold their notes through DTC in the United States or Clearstream, Luxembourg (formerly known as Cedel) or the Euroclear System in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Clearstream, Luxembourg and Euroclear System will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream, Luxembourg's and Euroclear System's names on the books of their respective depositaries, which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and JPMorgan Chase Bank will act as depositary for Euroclear System.

      Investors may hold such beneficial interests in the book-entry notes in minimum denominations representing principal amounts of $25,000 and in integral multiples of $1,000 in excess thereof. Except as described in the prospectus under "Description of the Securities," no beneficial owner will be entitled to receive a physical or definitive note representing such note. Unless and until definitive notes are issued, it is anticipated that the only "holder" of such notes will be Cede & Co., as nominee of DTC. Beneficial owners will not be "holders" or "noteholders" as those terms are used in the indenture and the sale and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC. For information with respect to tax documentation procedures relating to the notes, see "Annex I - Global Clearance, Settlement and Tax Documentation Procedures" attached to the prospectus.

      None of the trust, the owner trustee, the sponsor, the master servicer, the backup servicer, the note insurer or the indenture trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry notes held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      For information with respect to book-entry procedures relating to the notes, see "Description of the Securities-Form of Securities" in the prospectus.

Assignment and Pledge of Mortgage Loans

      Pursuant to the sale and servicing agreement, the sponsor will sell, transfer, assign, set over and otherwise convey without recourse to the trust, all right, title and interest in and to each mortgage loan, including all scheduled payments of principal and interest due after the close of business on ________, 20__. The sponsor will not convey, and the sponsor reserves and retains all its right, title and interest in and to, (x) scheduled payments of principal and interest due on each mortgage loan on or prior to _______, 20__ and (y) principal prepayments in full, curtailments (i.e., partial prepayments) and unscheduled recoveries of principal received on each such mortgage loan prior to __________, 20__.

      Pursuant to the indenture, the trust will pledge to the indenture trustee in trust for the benefit of the noteholders and the note insurer, all right, title and interest in and to the mortgage loans, as collateral security for the notes.

Delivery of Mortgage Loan Documents

      In connection with the sale, transfer, assignment or pledge of the mortgage loans to the trust, the sponsor will deliver or cause to be delivered to the indenture trustee, on or prior to the closing date, the following documents with respect to each mortgage loan which constitute the mortgage file:

      (a) the original mortgage note, endorsed without recourse in blank by the sponsor, including all intervening endorsements showing a complete chain of endorsement;

      (b) the related original mortgage with evidence of recording indicated thereon or, in certain limited circumstances, a copy thereof certified by the applicable recording office, the sponsor or the sponsor's closing agent in connection with the closing of the mortgage loan;

      (c) the recorded intervening mortgage assignment(s), if any, or copies thereof certified by the applicable recording office, the sponsor or the sponsor's closing agent in connection with the closing of the mortgage loan, showing a complete chain of assignment from the originator of the related mortgage loan to the sponsor -- which assignment may, at the sponsor's option, be combined with the assignment referred to in clause (d) below;

      (d) a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the sponsor to the indenture trustee;

      (e) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a mortgage or mortgage note have been modified or such mortgage or mortgage note has been assumed; and

      (f) an original title insurance policy or a copy of the preliminary title report, binder or commitment therefor, together with a certificate from the sponsor that the original mortgage has been delivered for recordation to the title insurance company that issued such preliminary title report, binder or commitment.

      Pursuant to the indenture, the indenture trustee agrees to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note, item (a) above, with respect to each of the mortgage loans, with any exceptions noted. The indenture trustee agrees, for the benefit of the noteholders and the note insurer, to review, or cause to be reviewed, each mortgage file within sixty days after the closing date -- or, with respect to any Qualified Substitute Mortgage Loan, within sixty days after the receipt by the indenture trustee thereof -- and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans:

      o all documents required to be delivered to it pursuant to the indenture are in its possession,

      o each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered, appears regular on its face and relates to such mortgage loan, and

      o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date.

      If the indenture trustee, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file to be defective in any material respect, the indenture trustee shall promptly so notify the master servicer, the backup servicer, the sponsor and the note insurer in writing with details thereof. The sponsor agrees to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by the indenture trustee. If, however, within sixty days after the indenture trustee's notice of such defect, the sponsor has not caused the defect to be remedied and the defect materially and adversely affects the value of the related mortgage loan or the interest of the noteholders or the interests of the note insurer in the related mortgage loan, the sponsor will either (a) substitute in lieu of such mortgage loan a Qualified Substitute Mortgage Loan and, if the then outstanding principal balance of such Qualified Substitute Mortgage Loan is less than the principal balance of such mortgage loan as of the date of such substitution plus accrued and unpaid interest thereon, deliver to the master servicer a substitution adjustment equal to the amount of any such shortfall or (b) purchase such mortgage loan at a purchase price equal to the outstanding principal balance of such mortgage loan as of the date of purchase, plus the greater of (x) all accrued and unpaid interest thereon and (y) thirty days' interest thereon, computed at the related mortgage interest rate, net of the master servicing fee if the master servicer is effecting the repurchase, plus, in each case, the amount of any unreimbursed Delinquency Advances and Servicing Advances. The purchase price will be deposited in the collection account after deducting therefrom any amounts received in respect of such repurchased mortgage loan or loans and being held in the collection account for future payment to the extent such amounts have not yet been applied to principal or interest on such mortgage loan. In the event a defective mortgage loan is liquidated before it is repurchased by the sponsor, the sponsor is obligated to pay any realized losses with respect to such defective mortgage loan. The obligation of the sponsor to repurchase or substitute for a defective mortgage loan is the sole remedy regarding any defects in the mortgage file available to the indenture trustee or the noteholders.

Representations and Warranties of the Sponsor

      The sponsor will represent, among other things, with respect to each mortgage loan, as of the closing date the following:

      1. the information set forth in the schedule of mortgage loans with respect to each mortgage loan is true and correct;

      2. all of the original or certified documentation constituting the mortgage files, including all material documents related thereto, has been or will be delivered to the indenture trustee, on the closing date;

      3. the mortgaged property consists of a single parcel of real property upon which is erected a detached one- to four-family dwelling, an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development;

      4. each mortgage loan at the time it was made complied with, and each mortgage loan at all times was serviced in compliance with, in each case, in all material respects, applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending and disclosure laws;

      5. each mortgage is a valid first lien on a fee simple, or its equivalent under applicable state law, or leasehold estate in the real property securing the amount owed by the mortgagor under the mortgage note subject only to,

            o the lien of current real property taxes and assessments which are not delinquent,

            o covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related mortgage loan obtained by the sponsor or related originator, and

            o other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such mortgage;

      6. immediately prior to the transfer and assignment by the sponsor to the trust, the sponsor had good title to, and was the sole owner of each mortgage loan, free of any interest of any other person, and the sponsor has transferred all right, title and interest in each mortgage loan to the trust;

      7. each mortgage loan conforms, and all such mortgage loans in the aggregate conform, to the description thereof set forth in this prospectus supplement; and

      8. all of the mortgage loans were originated in accordance with the underwriting criteria set forth in this prospectus supplement.

      Pursuant to the sale and servicing agreement, upon the discovery by any noteholder, the sponsor, the master servicer, the backup servicer, the note insurer, or the indenture trustee of a breach of any of the representations and warranties contained in the sale and servicing agreement which materially and adversely affects the value of the related mortgage loan or the interests of the noteholders or the interests of the note insurer in the related mortgage loan, the sponsor will have a period of sixty days to effect a cure. If the breach is not cured within the sixty-day period, the sponsor will either (a) substitute for such mortgage loan a Qualified Substitute Mortgage Loan or (b) purchase such mortgage loan from the trust. The same procedures and limitations that are set forth above for the substitution or purchase of a defective mortgage loan as a result of deficient documentation will apply to the substitution or purchase of a mortgage loan as a result of a breach of a representation or warranty in the sale and servicing agreement that materially and adversely affects the interests of the noteholders or the note insurer. In the event a mortgage loan with respect to which a representation or warranty has been breached is liquidated before it is repurchased by the sponsor, the sponsor must pay any realized losses with respect to such mortgage loan.

      In addition, the sponsor will be obligated to indemnify the trust, the master servicer, the backup servicer, the owner trustee, the indenture trustee, the noteholders and the note insurer for any third-party claims arising out of a breach by the sponsor of representations or warranties regarding the mortgage loans. The obligation of the sponsor to cure such breach or to substitute for or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any such representation or warranty to the noteholders, the trust, the indenture trustee, the owner trustee, the master servicer, the backup servicer, and the note insurer.

Payments on the Mortgage Loans

      The master servicer is obligated to establish and maintain a separate collection account, which will generally be (a) an account maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated by each rating agency rating this offering in the highest rating at the time of any deposit therein or (b) trust accounts maintained with a depository institution acceptable to each rating agency rating this offering and the note insurer. The master servicer may direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the date on which the master servicer is required to transfer the servicer remittance amount from the collection account into the payment account, as described below.

      The master servicer is obligated to deposit or cause to be deposited in the collection account in accordance with the time frame set forth in the sale and servicing agreement, amounts representing the following payments received and collections made by it after the Cut-off Date, other than in respect of scheduled monthly payments on the mortgage loans due on a due date occurring on or prior to ________, 20__:

      o all payments on account of principal of the mortgage loans, including scheduled principal payments, full and partial principal prepayments and prepayment penalties collected in connection therewith;

      o     all payments on account of interest on the mortgage loans;

      o     all Liquidation Proceeds;

      o     all Insurance Proceeds;

      o     all Net REO Proceeds;

      o all other amounts required to be deposited in the collection account pursuant to the sale and servicing agreement; and

      o any amounts required to be deposited in connection with net losses realized on investments of funds in the collection account.

      The indenture trustee will be obligated to establish and maintain a payment account with respect to each class of notes into which the master servicer will deposit or cause to be deposited the servicer remittance amount on the second business day preceding the payment date (the "servicer remittance date").

      The servicer remittance amount for a servicer remittance date is equal to the sum, without duplication, of:

      o all scheduled collections of principal of and interest on the mortgage loans collected by the master servicer during the related Due Period,

      o all partial prepayments of principal and other amounts collected on account of principal, including Net REO Proceeds, Net Liquidation Proceeds and Insurance Proceeds, if any, collected by the master servicer during the previous calendar month,

      o all principal prepayments in full, including prepayment penalties, collected by the master servicer during the related Prepayment Period,

      o all Delinquency Advances made by the master servicer with respect to payments due to be received on the mortgage loans during the related Due Period, and

      o any other amounts required to be placed in the collection account by the master servicer pursuant to the sale and servicing agreement,

but excluding the following:

      (a) amounts received on a mortgage loan, other than timely scheduled payments of principal and interest, and including late payments, Liquidation Proceeds, and Insurance Proceeds, to the extent the master servicer has previously made an unreimbursed Delinquency Advance or a Servicing Advance with regard to such mortgage loan;

      (b) for such servicer remittance date, the aggregate servicing fees, including the backup servicing fee;

      (c) all net income from eligible investments that is held in the collection account for the account of the master servicer;

      (d) all amounts actually recovered by the master servicer in respect of late fees, assumption fees and similar fees;

      (e)   Net Foreclosure Profits;

      (f) all amounts previously advanced by the master servicer as Delinquency Advances or Servicing Advances that are determined in good faith by the master servicer to be unrecoverable from the proceeds of the particular mortgage loan to which they relate; and

      (g) certain other amounts which are reimbursable to the master servicer, as provided in the sale and servicing agreement.

      The amounts described above may be withdrawn by the master servicer from the collection account on or prior to each servicer remittance date.

Payments of Interest

      On each payment date, each class of notes is entitled to receive:

      o Current Interest. The amount of interest that accrued during the related accrual period for that class on the outstanding principal balance of that class at the note rate for that class, reduced by the sum of (a) the Civil Relief Act Interest Shortfalls for that class and (b) Net Prepayment Interest Shortfalls for that class.

      o Unpaid Interest Shortfalls. Any interest that was due on a prior payment date that was not paid, together with interest on that previously unpaid amount.

      With respect to the Class A-2 Notes, interest payable to the holders of the Class A-2 Notes on any payment date may be capped by the application of the Class A-2 Net WAC Cap Rate or the ___% hard cap. In such event, the excess of any interest calculated at the Class A-2 Formula Note Rate over the interest calculated at the Class A-2 Net WAC Cap Rate will not be covered by the note insurance policy.

      The accrual period for the Class A-1 Notes is the calendar month preceding the payment date. The accrual period for the Class A-2 Notes is the period from and including the prior payment date (or, in the case of the ________, 20__ payment date, from the closing date) to but excluding the current payment date. Interest will accrue on the Class A-1 Notes on the basis of a 360-day year consisting of twelve 30-day months. Interest will accrue on the Class A-2 Notes on the basis of a 360-day year and the actual number of days elapsed in the accrual period.

Calculation of LIBOR

      The London interbank offered rate ("LIBOR") with respect to any payment date will be determined by the indenture trustee and will equal the posted rate for United States dollar deposits for one month that appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the immediately preceding payment date (or, in the case of the first payment date, July 23, 2002). If no such posted rate appears, LIBOR will be determined on the basis of the offered quotation of the reference banks (which shall be four major banks that are engaged in transactions in the London interbank market) identified in the indenture for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 a.m., London time, on such date. If fewer than two reference banks provide such offered quotations on that date, LIBOR will be calculated as the offered rate that one or more leading banks in The City of New York selected by the indenture trustee (after consultation with the master servicer) are quoting as of 11:00 a.m., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR will be equal to the value calculated for the immediately preceding payment date. In any event, LIBOR is calculated as the arithmetic mean (rounded, if necessary, to the nearest 1/100th of a percent (0.0001), with 5/1,000th of a percent (0.000005) rounded upwards) of all such quotations, and "LIBOR Business Day" is any day other than a day on which banking institutions in the City of London, England, are required or authorized by law to be closed.

Payments of Principal

      On each payment date, the holders of each class of notes will be entitled to a payment of principal in the aggregate amount, (such aggregate amount, the "Principal Payment Amount" for that class) equal to the sum of:

                  (i) the Base Principal Payment Amount for that class and payment date;

                  (ii) the Over-collateralization Deficit allocable to that class, but only to the extent that it can be funded on such payment date from Excess Interest available from both groups, as described below in "-- Flow of Funds", or amounts, if any available from the reserve account;

                  (iii) such class's pro rata portion of any Remaining Over-collateralization Deficit on such payment date, to the extent funded by the note insurer as an Insured Payment; and

                  (iv) the Over-collateralization Increase Amount for that class, but only to the extent it can be funded on that payment date from Excess Interest available from the related group.

      An amount equal to the Principal Payment Amount with respect to each class of notes will be paid to the holders of that class of notes until the note principal balance of that class has been reduced to zero.

Flow of Funds

      On each payment date, the indenture trustee, based solely on the loan level information received from the master servicer in the servicer remittance report prior to that payment date, will make payments in respect of each group of mortgage loans to the holders of the related class of notes and reimbursement to the note insurer under the insurance and indemnity agreement, to the extent of funds, including any Insured Payments, on deposit in the related payment account, as follows:

      (a) to the indenture trustee, the indenture trustee fee for that payment date and all amounts in respect of indemnification or reimbursement of costs and expenses of the indenture trustee, to the owner trustee, the owner trustee fee for that payment date; to the note insurer, the note insurer premium for that payment date; and in each case, with respect to the related class of notes;

      (b)   the Interest Payment Amount for the related class of notes;

      (c)   the Base Principal Payment Amount for the related class of notes;

      (d) the Over-collateralization Deficit, if any, for the related class of notes;

      (e) to the holders of the other class of notes, the related Shortfall Amount for such other class after application of amounts received in respect of the group of mortgage loans related to such other class of notes;

      (f) to the note insurer, the Reimbursement Amount with respect to the related class of notes as of such payment date;

      (g) to the note insurer, the Reimbursement Amount for the other class of notes as of such payment date to the extent not already paid;

      (h) the Over-collateralization Increase Amount for the related class of notes;

      (i) to the reserve account, the amount necessary for the balance of that account to equal the applicable Specified Reserve Amount;

      (j) with respect to the Class A-2 Notes only, to the holders of the Class A-2 Notes, the Class A-2 Net WAC Cap Carry-Forward Amount;

      (k) to the master servicer and backup servicer any amount due to it with respect to the related group; and

      (l) following the making by the indenture trustee of all allocations, transfers and disbursements described above, to the holders of the trust certificates, the amount remaining on such payment date in the related payment account, if any.

Over-collateralization Provisions

      Over-collateralization Resulting from Cash Flow Structure. Any Excess Interest with respect to a group of mortgage loans, remaining after payment of items (a) through (g) in "-- Flow of Funds" above will be applied on each payment date as an accelerated payment of principal on the related class of notes but only to a limited extent. The amount of Excess Interest may be reduced as a result of the increase in the master servicing fee described under "The Back-up Servicer - Back-up Servicer Compensation." The application of this amount as a payment of principal will accelerate the amortization of a class of notes relative to the amortization of the related group of mortgage loans, thus creating or increasing over-collateralization.

      Under certain circumstances, the required level of the Specified Over-collateralization Amount with respect to the mortgage loans is permitted to decrease or "step down" on a payment date in the future. If, on any payment date, as a result of such a step down or otherwise, the Over-collateralization Amount with respect to a group of mortgage loans is higher than is required, then the amount of principal equal to the excess which would otherwise be paid to the holders of the related class of notes on such payment date will not be paid through as principal on that class of notes. This has the effect of decelerating the amortization of the related class of notes relative to the amortization of such group of mortgage loans, and of increasing the Over-collateralization Reduction Amount. The amounts of principal not paid through as principal are the Over-collateralization Reduction Amount.

      Under certain circumstances, the Specified Over-collateralization Amount may be increased, which will result in additional distributions of Excess Interest and acceleration of the related class of notes.

      The sale and servicing agreement does not require that the amount of any Liquidated Loan Loss be paid to the holders of the related class of notes on the payment date which immediately follows the event of loss; i.e., the sale and servicing agreement does not require the current recovery of losses. However, the occurrence of a Liquidated Loan Loss will reduce the Over-collateralization Amount with respect to that group of mortgage loans, which, to the extent that such reduction causes the Over-collateralization Amount to be less than the Specified Over-collateralization Amount applicable to the related payment date, will require the payment of an Over-collateralization Increase Amount on such payment date, or, if insufficient funds are available on such payment date, on subsequent payment dates, until the Over-collateralization Amount equals the related Specified Over-collateralization Amount. The effect of the foregoing is to allocate losses to the holders of the trust certificates by reducing, or eliminating entirely, payments of Excess Interest and Over-collateralization Reduction Amounts which such holder would otherwise receive.

Cross-collateralization Provisions

      The cross-collateralization provisions of the transaction are limited to the payment, from the funds available from one group of mortgage loans, of certain fees and premiums, credit losses, interest shortfalls and amounts due the note insurer with respect to the other group, but only after meeting the minimum funding needs of the first group. Excess Interest will not be used to build the over-collateralization level of the other group to its respective required level.

      Cross-collateralization Payments. On each payment date, available Excess Interest from one group of mortgage loans, if any, will be paid to the holders of the class of notes relating to the other group of mortgage loans to the extent of the Shortfall Amount for that other group.

      Reserve Account. The notes will also have the benefit of a reserve account. On each payment date, available Excess Interest from a group of mortgage loans after payment of the Over-collateralization Increase Amount for that group and payment date, if any, will be paid into the reserve account until the funds on deposit in the reserve account equal the Specified Reserve Amount.

      Funds on deposit in the reserve account on a payment date will be used to fund Shortfall Amounts, to the extent that there is insufficient Excess Interest available on that payment date to fund those shortfalls.

      In the event the sub-trust for a group of mortgage loans is terminated pursuant to the optional clean-up call, while the other sub-trust remains outstanding, no additional amounts of Excess Interest from the terminated sub-trust will be available to fund Shortfall Amounts or to fund the reserve account, in either case for the benefit of the class of notes relating to the other sub-trust.

The Note Insurance Policy

      The indenture requires the indenture trustee to make a claim for an Insured Payment under the note insurance policy not later than the second business day prior to any payment date as to which the indenture trustee has determined that a Remaining Over-collateralization Deficit will exist for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the noteholders on such payment date. Remaining Over-collateralization Deficits are calculated on an aggregate basis for both mortgage loan groups considered together. The note insurer has the option on any payment date to make a payment of principal, including in respect of Liquidated Loan Losses, up to the amount that would have been payable to the noteholders if sufficient funds were available therefor. Additionally, under the terms of the indenture, the note insurer will have the option to cause Excess Interest to be applied without regard to any limitation upon the occurrence of certain trigger events, or in the event of an "event of default" under the insurance and indemnity agreement. However, investors in the notes should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no payments of principal. Moreover, with respect to any payment date occurring on a date when an event of default under the insurance and indemnity agreement has occurred and is continuing or a date on or after the first date on which a claim is made under the note insurance policy, the note insurer at its sole option, may pay any or all of the outstanding principal balance of the notes.

Events of Default

      Upon the occurrence of an event of default, the indenture trustee may, with the consent of the note insurer, or shall at the direction of the note insurer or upon the direction of noteholders representing at least 51% of the aggregate principal balance of the notes, together with the prior written consent of the note insurer, declare the aggregate outstanding principal balance of all the notes to be due and payable together with all accrued and unpaid interest thereon without presentment, demand, protest or other notice of any kind, all of which are waived by the trust. Such declaration may be rescinded by the note insurer or noteholders representing at least 51% of the aggregate principal balance of the notes, together with the prior written consent of the note insurer. An event of default, wherever used herein, means any one of the following events:

      [1. the trust fails to pay or cause to be paid to the indenture trustee, for the benefit of the noteholders, on any payment date, all or part of any Interest Payment Amount due and payable on the notes on such payment date; or

      2. the trust fails to pay or cause to be paid to the indenture trustee, for the benefit of the noteholders, (x) on any payment date (other than the final stated maturity date) an amount equal to the Base Principal Payment Amount due and payable on the outstanding notes on such payment date, to the extent that sufficient funds are on deposit in the collection account or (y) on the final stated maturity date for any class of notes, the aggregate outstanding principal balance of the related class of notes; or

      3. the trust is in breach or default in the due observance of any one or more of the negative covenants under the indenture, and the breach or default continues beyond any applicable grace period; or

      4. the trust consents to the appointment of a custodian, receiver, trustee or liquidator, or other similar official, of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, or a court of competent jurisdiction shall determine that the trust is generally not paying its debts as they come due, or the trust shall make a general assignment for the benefit of creditors; or

      5. the trust files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws, as now or hereafter in effect, or an answer admitting the material allegation of a petition filed against the trust in any such proceeding, or the trust, by voluntary petition, answer or consent, seeks relief under the provisions of any now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; or

      6. an order, judgment or decree is entered in any proceeding by any court of competent jurisdiction appointing, without the consent, express or legally implied, of the trust, a custodian, receiver, trustee or liquidator, or other similar official, of the trust or any substantial part of its property, or sequestering any substantial part of its respective property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of ninety days after the date of entry thereof; or

      7. a petition against the trust in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, is filed and is not stayed, withdrawn or dismissed within ninety days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of debtors which may apply to the trust, any court of competent jurisdiction assumes jurisdiction, custody or control of the trust or any substantial part of its property, and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of ninety days; or

      8. The occurrence of an event of default under the insurance and indemnity agreement.]

Reports to Noteholders

      Pursuant to the indenture, on each payment date the indenture trustee will make available to the master servicer, the note insurer, the backup servicer and each holder of a note or a trust certificate a written remittance report containing information including, without limitation, the amount of the payment on such payment date, the amount of such payment allocable to principal and allocable to interest, the aggregate outstanding principal balance of the notes as of such payment date, the amount of any Insured Payment included in such payment on such payment date and such other information as required by the indenture.

      The indenture trustee will make the monthly report (and, at its option, any additional files containing the same information in an alternative format) available each month to noteholders and other parties via the indenture trustee's internet website. The indenture trustee's internet website shall initially be located at "__________". Assistance in using the website can be obtained by calling the indenture trustee's customer service desk at (___) ____-______. Parties that are unable to access the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The indenture trustee shall have the right to change the way monthly reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the indenture trustee will provide timely and adequate notification to all above parties regarding any such changes.

Optional Clean-up Call

      The sponsor may, at its option, terminate the sub-trust with respect to the fixed-rate mortgage loans on any payment date (the related "Clean-up Call Date") when the outstanding principal balance of the Class A-1 Notes is equal to or less than 10% of the original principal balance of the Class A-1 Notes or terminate the sub-trust with respect to the adjustable-rate mortgage loans on any payment date (the related "Clean-up Call Date") when the outstanding principal balance of the Class A-2 Notes is equal to or less than [10%] of the original principal balance of the Class A-2 Notes, provided that, in each case, the sub-trust that is not being terminated has reached its Specified Over-collateralization Amount and will remain at its Specified Over-collateralization Amount after giving effect to the termination of the other sub-trust. In addition, if neither sub-trust has previously been terminated, the sponsor has the option to terminate the entire trust on any payment date when the aggregate outstanding principal balance of the notes is equal to or less than [10%] of the original aggregate principal balance of the notes. If the sponsor calls any class of notes, the sponsor must deposit into the related payment account an amount equal to the aggregate outstanding principal balance of the related class of notes, plus all accrued and unpaid interest thereon including shortfalls of interest carry-forward amounts (including, with respect to a call of the Class A-2 Notes, any Class A-2 Net WAC Cap Carry-Forward Amount) at the related note rate through the end of the accrual period preceding the final payment date, together with all amounts due and owing the note insurer.

[Step-Up Margin

      If the sponsor does not elect to exercise its clean-up call option with respect to the Class A-1 Notes, the Class A-1 Note Rate will increase by ___% on the payment date next following the Clean-up Call Date. If the sponsor does not elect to exercise its clean-up call option with respect to the Class A-2 Notes, the margin with respect to the Class A-2 Notes will increase to twice the initial margin on the payment date next following the Clean-up Call Date. The step up in interest rate and margin described above will only apply to the extent that the related note rate has not already stepped up.]

[Auction Sale

      If the sponsor does not elect to exercise its clean-up call option with respect to a particular class or both classes of notes within three months after the related Clean-up Call Date, on the following payment date the indenture trustee will begin an auction process to sell the remaining mortgage loans in the related sub-trust or sub-trusts. Generally, the amounts received from the auction sale must be sufficient to allow the indenture trustee to redeem the notes for an amount equal to the aggregate outstanding principal balance of the related class of notes, plus all accrued and unpaid interest thereon including shortfalls of interest carry-forward amounts (including, with respect to the Class A-2 Notes, any Class A-2 Net WAC Cap Carry-Forward Amount), including the indenture trustee's fees and expenses (including any fees and expenses associated with engaging a third-party as agent to assist in the auction sale process), unreimbursed advances due and owing to the master servicer and all amounts due and owing to the note insurer. However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of the related class of notes and the note insurer), the mortgage loans remaining in the related sub-trust after the Clean-up Call Date may be sold for less than the full amount stated above. Any resulting shortfalls in Insured Amounts will be covered by the note insurance policy. Additionally, to the extent that the auction sale would not produce sufficient proceeds and the noteholders do not consent to sell the mortgage loans for less than the full amount described above, the note insurer may exercise its clean-up call option with respect to a particular class of notes for the full amount stated above.

      In addition, so long as the auction process continues with respect to one group, all payments from that group that would normally be distributed to the ownership interest in the trust will be applied as principal on the related class of notes and all payments from the other group that would normally be distributed to the ownership interest in the trust will be deposited in the reserve account.]

Amendment

      The indenture may be amended from time to time by the trust and the indenture trustee by written agreement, upon the prior written consent of the note insurer, without notice to, or consent of, the noteholders, to cure any ambiguity, to correct or supplement any provisions in the indenture that may be defective or inconsistent with any other provision thereto, to comply with any changes in the Internal Revenue Code, or to make any other provisions with respect to matters or questions arising under the indenture which shall not be inconsistent with the provisions of the indenture. However, any such action shall not, as evidenced by (i) an opinion of counsel delivered to, but not obtained at the expense of, the indenture trustee or (ii) a letter from each rating agency rating this offering confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the notes or adversely affect in any material respect the interests of any noteholder. In addition, no such amendment shall change the rights or obligations of any other party to the indenture without the consent of such party.

      The indenture may be amended from time to time by the trust and the indenture trustee with the consent of the note insurer, and the holders of the majority of the percentage interest of the notes affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the indenture or of modifying in any manner the rights of the holders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be paid on any note without the consent of the holder of each note or reduce the percentage for each class whose holders are required to consent to any such amendment without the consent of the holders of 100% of each class of notes affected thereby.

      The sale and servicing agreement contains substantially similar restrictions regarding amendment.

Termination

      The trust will terminate upon: (i) the payment to the noteholders of all amounts required to be paid to the noteholders and (ii) the payment to the note insurer of all amounts required to be paid to the note insurer pursuant to the insurance and indemnity agreement after the latest to occur of (a) the exercise by the sponsor of its clean-up call option with respect to the last remaining group or groups of mortgage loans, (b) the final payment or other liquidation of the last mortgage loan (c) the disposition of all property acquired in respect of any mortgage loan remaining in the trust estate (d) the exercise of the clean-up call option by the note insurer as described herein or (e) the completion of the auction sale with respect to the last remaining group or groups of mortgage loans.

                         Servicing of the Mortgage Loans

      Accredited Home Lenders, Inc. will act as master servicer of the mortgage loans. [_______________ will act as backup servicer] of the mortgage loans. See "The Sponsor and the Master Servicer" and "The Backup Servicer" herein. The master servicer [and the backup servicer] will be required to use the same care as they customarily employ in servicing and administering mortgage loans for their own accounts, in accordance with accepted mortgage servicing practices of prudent lending institutions, and giving due consideration to the reliance of the note insurer and the noteholders on them.

      All references to "servicer" in the accompanying prospectus should be read to be references to the "master servicer" described in this prospectus supplement.

Servicing Fees and Other Compensation and Payment of Expenses

      As compensation for its activities as master servicer under the sale and servicing agreement, the master servicer will be entitled with respect to each mortgage loan to the master servicing fee, which will be payable monthly from amounts on deposit in the collection account. The master servicing fee will be an amount equal to interest at the master servicing fee rate for a mortgage loan on the outstanding principal balance of that mortgage loan. The master servicing fee rate with respect to each mortgage loan will be ___% per annum. In addition, the master servicer will be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, assumption fees or similar items other than prepayment penalties. The master servicer will also be entitled to withdraw from the collection account any net interest or other income earned on deposits therein. The master servicer will pay all expenses incurred by it in connection with its servicing activities under the sale and servicing agreement, including payment of servicing compensation to the backup servicer, and will not be entitled to reimbursement therefor except as specifically provided in the sale and servicing agreement.

Delinquency Advances, Servicing Advances and Compensating Interest

      Delinquency Advances. The master servicer is required to make Delinquency Advances on each servicer remittance date, subject to the master servicer's determination that such advance would be recoverable. Such Delinquency Advances by the master servicer are reimbursable to the master servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of scheduled interest and principal to the noteholders in circumstances where no ultimate loss is expected. Notwithstanding the master servicer's good faith determination that a Delinquency Advance was recoverable when made, if such Delinquency Advance becomes a nonrecoverable advance, the master servicer will be entitled to reimbursement therefor from any collections on any mortgage loans prior to distributions to the noteholders. See "Description of the Notes and the Trust Certificates -- Payments on the Mortgage Loans" herein.

      Servicing Advances. The master servicer is required to advance amounts with respect to the mortgage loans, subject to the master servicer's determination that such advance would be recoverable and that a prudent mortgage lender would make a similar advance if it or an affiliate owned the related mortgage loan, constituting "out-of-pocket" costs and expenses relating to:

      o the preservation, restoration and protection of the mortgaged property, including real estate taxes and insurance premiums,

      o collection, enforcement and judicial proceedings, including foreclosures and liquidations,

      o     conservation, management, and liquidation of any REO Property, and

      o certain other customary amounts described in the sale and servicing agreement.

      These Servicing Advances by the master servicer are reimbursable to the master servicer subject to certain conditions and restrictions. In the event that, notwithstanding the master servicer's good faith determination at the time such Servicing Advance was made that it would be recoverable from the related mortgage loan, such Servicing Advance becomes a nonrecoverable advance, the master servicer will be entitled to reimbursement therefor from any collections on any mortgage loans prior to distributions to the noteholders.

      Compensating Interest. On or prior to the second business day preceding the payment date, the master servicer is required to remit to the indenture trustee a payment of Compensating Interest in respect of Prepayment Interest Shortfalls and shall not have the right to reimbursement therefor. The master servicer shall not be required to pay Compensating Interest with respect to partial prepayments, and it shall not be required to pay Compensating Interest in excess of the master servicing fee it receives for the related period. Prepayment Interest Shortfalls experienced by a mortgage loan group in excess of Compensating Interest paid by the master servicer with respect to that group is the Net Prepayment Interest Shortfall, which will be deducted from the Current Interest amount due with respect to the related class of notes on the related payment date. The note insurance policy will not cover Net Prepayment Interest Shortfalls.

Soldiers' and Sailors' Civil Relief Act of 1940 Interest Shortfalls

      The reduction, if any, in interest payable on the mortgage loans in the applicable group attributable to the application of the Soldiers' and Sailors' Civil Relief Act of 1940 will reduce the amount of Current Interest due to the holders of the Class A-1 Notes or the Class A-2 Notes, respectively. The amount of such shortfall will not be covered by the note insurance policy.

Optional Purchase of Delinquent Mortgage Loans

      The sponsor, has the option, but is not obligated, to purchase from the trust any mortgage loan ninety days or more delinquent at a purchase price equal to the outstanding principal balance thereof as of the date of purchase, plus all accrued and unpaid interest on such principal balance, computed at the related mortgage interest rate -- plus the amount of any unreimbursed Delinquency Advances and Servicing Advances with respect to such mortgage loan in accordance with the provisions specified in the sale and servicing agreement.

Servicer Reports

      By 3:00 p.m. New York City time on the second business day following the fifteenth day of each month, the master servicer is required to deliver to the note insurer, the backup servicer and the indenture trustee, a servicer remittance report setting forth the loan level information necessary for the indenture trustee to make the payments set forth under "--Flow of Funds" in this prospectus supplement.

      The master servicer is required to deliver to the sponsor, the note insurer, the indenture trustee, the backup servicer, and the rating agencies, not later than ______ __th of each year, starting in 20__, an officer's certificate stating that,

      o a review of the activities of the master servicer during the preceding calendar year and of performance under the sale and servicing agreement has been made under such officer's supervision, and

      o to the best of such officer's knowledge, based on such review, the master servicer has fulfilled all its obligations under the sale and servicing agreement for that year, or, if there has been a default in the fulfillment of any such obligation, specifying the default known to the officer and its status as well as the steps being taken by the master servicer to remedy the default.

      Not later than _______ __th of each year, the master servicer, at its expense, is required to cause to be delivered to the sponsor, note insurer, the indenture trustee, the backup servicer and the rating agencies from a firm of independent certified public accountants, who may also render other services to the master servicer, a statement to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans during the preceding calendar year, or such longer period from the closing date to the end of the following calendar year, and that, on the basis of such examination conducted substantially in compliance with generally accepted auditing standards and the requirements of the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for Audits of HUD Approved Nonsupervised Mortgages, such servicing has been conducted in compliance with the sale and servicing agreement except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for Audits of HUD Approved Nonsupervised Mortgages require it to report, in which case such exceptions and errors shall be so reported.

Collection and Other Servicing Procedures

      The master servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the sale and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the master servicer may, in its discretion, waive any late payment charge and arrange with a mortgagor a schedule for the liquidation of delinquencies, subject to the provisions of the sale and servicing agreement.

      If a mortgaged property has been or is about to be conveyed by the mortgagor, the master servicer will be obligated to accelerate the maturity of the mortgage loan, unless it reasonably believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause, the master servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

      Any fee collected by the master servicer for entering into an assumption agreement will be retained by the master servicer as additional servicing compensation. In connection with any such assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which the master servicer may be unable to enforce "due-on-sale" clauses, see "Legal Aspects of Loans -- Mortgages -- Due-on-Sale Clauses in Mortgage Loans" in the accompanying prospectus.

Removal and Resignation of the Master Servicer

      The note insurer may, pursuant to the sale and servicing agreement, remove the master servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses (g) or (i) below, and the indenture trustee, only at the direction of the note insurer or at the direction of the holders of notes representing a majority of the aggregate outstanding principal balance of the notes and, with the consent of the note insurer, may remove the master servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clause (a), (b), (c), (d), (e), (f) or (h) below. Each of the following constitutes a "servicer event of default":

      (a) [any failure by the master servicer to remit to the indenture trustee any payment required to be made by the master servicer under the terms of the sale and servicing agreement, other than Servicing Advances covered by clause (b) below, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the master servicer and the note insurer by the indenture trustee or to the master servicer and the indenture trustee by the holders of notes representing at least 25% of the aggregate outstanding principal balance of the affected class of the notes or by the note insurer; or

      (b) the failure by the master servicer to make any required Servicing Advance which failure continues unremedied for a period of thirty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the master servicer by the indenture trustee or to the master servicer and the indenture trustee by the note insurer or the holders of notes representing at least 25% of the aggregate outstanding principal balance of the affected class of notes or by the note insurer; or

      (c) any failure on the part of the master servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the master servicer contained in the sale and servicing agreement, or the failure of any representation and warranty set forth in the sale and servicing agreement, which continues unremedied for a period of thirty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the master servicer by the indenture trustee, or to the master servicer and the indenture trustee by the holders of notes evidencing percentage interests of at least 25% of the affected class of notes or by the note insurer; or

      (d) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the master servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of ninety days; or

      (e) the master servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the master servicer or of or relating to all or substantially all of the master servicer's property; or

      (f) the master servicer shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (g) the delinquency or loss experience of the mortgage loans exceeds certain levels specified in the sale and servicing agreement; or

      (h)   the occurrence of an "event of default" under the indenture; or

      (i) the note insurer shall notify the indenture trustee of any "event of default" under the insurance and indemnity agreement; or

      (j) the master servicer shall fail to comply with certain other requirements not related to the performance of the mortgage loans.]

      [Except to permit _____________________ to act as backup servicer,] the master servicer may not assign its obligations under the sale and servicing agreement nor resign from the obligations and duties thereby imposed on it except by the consent of the note insurer, or upon the determination that the master servicer's duties thereunder are no longer permissible under applicable law. No such resignation will become effective until a successor has assumed the master servicer's responsibilities and obligations in accordance with the sale and servicing agreement.

      If there is no backup servicer at the time the master servicer is removed or resigns and the note insurer fails to select a successor master servicer, the indenture trustee may solicit bids for a successor master servicer and, pending the appointment of a successor master servicer as a result of soliciting such bids, the indenture trustee will be required to serve as master servicer. If the indenture trustee is unable to obtain a qualifying bid and the note insurer fails to select another successor master servicer, the indenture trustee will be required to appoint, or petition a court of competent jurisdiction to appoint, an eligible successor. Any successor master servicer is required to be a housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by Fannie Mae or Freddie Mac, having equity of not less than $5,000,000 as determined in accordance with generally accepted accounting principles, which is acceptable to the note insurer and which shall assume all of the responsibilities, duties or liabilities of the master servicer.

[Controlling Party Rights of the Note Insurer

      Pursuant to the terms of the indenture, unless a note insurer default exists, the note insurer shall be deemed to be the noteholder for all purposes, other than with respect to payment on the notes, will be entitled to exercise all rights of the holders thereunder, without the consent of such holders, and the holders may exercise such rights only with the prior written consent of the note insurer. In addition, so long as a note insurer default does not exist, the note insurer will, as a third-party beneficiary to the indenture and the sale and servicing agreement, have, among others, the following rights:

      o the right to give notices of breach or to terminate the rights and obligations of the master servicer under the sale and servicing agreement in the event of a servicer event of default and to institute proceedings against the master servicer;

      o the right to consent to or direct any waivers of defaults by the master servicer;

      o the right to remove the indenture trustee upon an indenture trustee event of default pursuant to the indenture;

      o the right to require the seller to repurchase mortgage loans for breach of representation and warranty or defect in documentation; and

      o the right to direct foreclosures upon the failure of the master servicer to do so in accordance with the sale and servicing agreement.

      The note insurer's consent will be required prior to, among other things,
(x) the removal of the indenture trustee, (y) the appointment of any successor indenture trustee or master servicer or (z) any amendment to the indenture or the sale and servicing agreement.

      The sponsor, the master servicer, and the note insurer will enter into the insurance and indemnity agreement pursuant to which the sponsor, and the master servicer will agree to reimburse, with interest, the note insurer for amounts paid pursuant to claims under the note insurance policy; provided, the payment obligations shall be non-recourse obligations with respect to the sponsor and the master servicer and shall be payable only from monies available for such payment in accordance with the provisions of the indenture. The sponsor will further agree to pay the note insurer all reasonable charges and expenses which the note insurer may pay or incur in connection with the performance of its obligations and to indemnify the note insurer against certain liabilities. Except to the extent provided therein, amounts owing under the insurance and indemnity agreement will be payable solely from the trust estate. An "event of default" under the insurance and indemnity agreement will constitute an event of default under the indenture and a servicer event of default under the sale and servicing agreement. An event of default under the insurance and indemnity agreement will allow the note insurer, among other things, to direct the indenture trustee to terminate the master servicer. An "event of default" under the insurance and indemnity agreement includes:

      o the sponsor's or the master servicer's failure to pay when due any amount owed under the insurance and indemnity agreement or certain other documents,

      o the inaccuracy or incompleteness in any material respect of any representation or warranty of the sponsor or the master servicer in the insurance and indemnity agreement, the sale and servicing agreement or certain other documents,


      o the sponsor's or the master servicer's failure to perform or to comply with any covenant or agreement in the insurance and indemnity agreement, the sale and servicing agreement and certain other documents,

      o a finding or ruling by a governmental authority or agency that the insurance and indemnity agreement, the sale and servicing agreement or certain other documents are not binding on the sponsor or the master servicer,

      o the sponsor's or the master servicer's failure to pay its debts in general or the occurrence of certain events of insolvency or bankruptcy with respect to the sponsor or the master servicer,

      o the occurrence of certain "performance test violations" designed to measure the performance of the mortgage loans, an event of default under the indenture or the sale and servicing agreement; and

      o     a claim for payment is made on the policy.]

                              [The Note Insurance Policy

      The note insurer, will issue a financial guaranty insurance policy for the benefit of the Class A-1 Notes and the Class A-2 Notes. The note insurer, in consideration of the payment of a premium and subject to the terms of the note insurance policy, unconditionally guarantees the payment of Insured Amounts to the indenture trustee on behalf of the noteholders. The note insurer will pay Insured Amounts which are Due for Payment to the indenture trustee on the later of (1) the payment date the Insured Amount is distributable to the noteholders under the indenture, and (2) the second business day following the business day the note insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the indenture trustee, specifying that an Insured Amount is due in accordance with the terms of the note insurance policy.

      The note insurer's obligation under the note insurance policy will be discharged to the extent that funds are received by the indenture trustee for payment to the noteholders, as the case may be, whether or not those funds are properly paid by the indenture trustee. Payments of Insured Amounts will be made only at the time set forth in the note insurance policy, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the notes, unless the acceleration is at the sole option of the note insurer.

      For purposes of the note insurance policy, a noteholder, does not and may not include the trust, the indenture trustee, the owner trustee, the sponsor, the master servicer or the backup servicer.

      The note insurance policy will not cover Class A-2 Net WAC Carry-forward Amounts on the Class A-2 Notes or Net Prepayment Interest Shortfalls or Civil Relief Act Interest Shortfalls on the notes, nor does the note insurance policy guarantee to the noteholders any particular rate of principal payment. In addition, the note insurance policy does not cover shortfalls, if any, attributable to the liability of the trust or the indenture trustee for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than Nonpayment, including the failure of the indenture trustee to make any payment required under the indenture to the noteholder.

      In the absence of payments under the note insurance policy, noteholders will directly bear the credit risks associated with their notes.

      The note insurance policy is issued under and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles of the State of New York.

            THE INSURANCE PROVIDED BY THE NOTE GUARANTY INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

      The note insurer shall be subrogated to the rights of each noteholder of a note to the extent of any payment by the note insurer under the note insurance policy.

      The note insurance policy and the obligations of the note insurer thereunder shall terminate without any action on the part of the note insurer or any other person on the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the notes have been paid in full and (ii) the payment date in July 2032. Upon termination of the note insurance policy, the indenture trustee shall forthwith deliver the original of the note insurance policy to the note insurer.

      The note insurance policy is not cancelable. The premium on the note insurance policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the notes.

Payment of Preference Amounts

      Pursuant to the note insurance policy, the note insurer shall pay any Preference Amount when due to be paid pursuant to the Order (as defined below), but in any event no earlier than the third business day following receipt by the note insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the indenture trustee, or holder, as applicable, is required to return such Preference Amount paid during the term of the note insurance policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the indenture trustee or holder (the "Order"), (ii) a note by or on behalf of the indenture trustee or holder that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the note insurer, duly executed and delivered by the indenture trustee or holder, irrevocably assigning to the note insurer all rights and claims of the indenture trustee or holder relating to or arising under the indenture and the sale and servicing agreement against the estate of the indenture trustee or otherwise with respect to such Preference Amount and (iv) a notice (in the form provided in the note insurance policy) appropriately completed and executed by the indenture trustee; provided, that if such documents are received after 12:00 noon, New York City time on such business day, they will be deemed to be received the following business day; provided further, that the note insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the notes prior to the time the note insurer would have been required to make a payment in respect of such principal pursuant to the note insurance policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the noteholders directly, unless the noteholder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the note insurer will pay the noteholder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the note insurer and (b) evidence satisfactory to the note insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.]

                                [The Note Insurer

      The following information has been obtained from ______________ and has not been verified by the sponsor, the master servicer, the backup servicer or the underwriter. No representation or warranty is made by the sponsor, the master servicer, the backup servicer or the underwriter as to the accuracy or completeness of such information.

      ________________ is a ___________-domiciled ________________ regulated by the Office of the ________________ of the State of __________ and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico and the Territory of Guam. _________________ primarily insures newly-issued municipal and structured finance obligations. _____________ is a wholly-owned subsidiary of _______. Moody's Investors Service, Inc., Standard & Poor's Ratings

Services, a division of The McGraw-Hill Companies, Inc., and Fitch, Inc. have each assigned a triple-A financial strength rating to the note insurer.

      The consolidated financial statements of the note insurer and subsidiaries as of December 31, 20__ and for each of the years in the three year period ended December 31, 20__, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of _____________ (which was filed with the Securities and Exchange Commission (the "Commission") on ___________, 20__; Commission File No. ______), the unaudited financial statements of the note insurer and subsidiaries as of __________, 20__ and for the periods ending __________, 20__ and __________,
20__ included in the Quarterly Report on Form 10-Q of ________________-, Inc. for the period ended ___________, 20__ (which was filed with the Commission on __________, 20__), and the Current Reports on Form 8-K filed with the Commission on _________, 20__, as they relate to the note insurer are hereby incorporated by reference into this prospectus supplement and shall be deemed to be a part hereof. Any statement contained in a document incorporated herein by reference shall be modified or superseded for the purposes of this prospectus supplement to the extent that a statement contained herein by reference herein also modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus supplement.

      All financial statements of the note insurer and its subsidiaries included in documents filed by __________ with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the notes shall be deemed to be incorporated by reference into this prospectus supplement and to be a part hereof from the respective dates of filing such financial statements.

      The following table sets forth the capitalization of the note insurer as of December 31, 20__, December 31, 20__, and ________________, 20__ in
conformity with accounting principles generally accepted in the United States of America.

                          [Note Insurer] and Subsidiaries

                              CAPITALIZATION TABLE
                              (Dollars in Millions)

                                                                                     _________, 20__

                                           December 31, 20__     December 31, 20__       (Unaudited)
                                           -----------------     -----------------       -----------
Unearned premiums......................           $_____                  $____               $____

Other liabilities......................             ____                   ____                ____

Stockholder's equity                                ____                   ____                ____

   Common stock........................             ____                   ____                ____

   Additional paid-in capital..........             ____                   ____                ____

   Accumulated other comprehensive
     income............................             ____                   ____                ____

   Retained earnings...................             ____                   ____                ____

Total stockholder's equity.............             ____                   ____                ____

Total liabilities and stockholder's
  equity...............................                $                      $                   $
                                                       -                      -                   -

----------

      For additional financial information concerning the note insurer, see the audited financial statements of the note insurer incorporated by reference herein. Copies of the financial statements of the note insurer incorporated by reference and copies of the note insurer's annual statement for the year ended December 31, 20__ prepared in accordance with statutory accounting standards are available, without charge, from the note insurer. The address of the note insurer's administrative offices and its telephone number are _______________________and (___) ___-____.

      The note insurer makes no representation regarding the notes or the advisability of investing in the notes and makes no representation regarding, nor has it participated in the preparation of, this prospectus supplement other than the information supplied by the note insurer and presented under the headings "Description of the Notes and Trust Certificates --The Note Insurance Policy" and "The Note Insurer" and in the financial statements incorporated herein by reference.]

                        Prepayment and Yield Consequences

      The weighted average life of, and, the yield to maturity on, a note will be directly related to the rate of payment of principal of the related mortgage loans, including for this purpose voluntary payment in full of mortgage loans prior to stated maturity, liquidations due to defaults, casualties and condemnations, and repurchases of or substitutions for mortgage loans by the sponsor or master servicer as required or permitted under the indenture or the sale and servicing agreement.

      The actual rate of principal prepayments on groups of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among groups of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular group, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

      The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing interest rates fall significantly below the interest rates of certain mortgage loans at the time of origination, such mortgage loans may be subject to higher prepayment rates than if prevailing rates remain at or above those at the time such mortgage loans were originated. Conversely, if prevailing interest rates rise appreciably above the interest rates of certain mortgage loans at the time of origination, such mortgage loans may experience a lower prepayment rate than if prevailing rates remain at or below those at the time such mortgage loans were originated. However, there can be no assurance that the mortgage loans will conform to the prepayment experience of conventional mortgage loans or to any past prepayment experience or any published prepayment forecast. No assurance can be given as to the level of prepayments that the mortgage loans in the trust estate will experience.

      The prepayment behavior of the 2/28 and 3/27 mortgage loans may differ from that of the fixed-rate mortgage loans. As a 2/28 or 3/27 mortgage loan approaches its initial adjustment date, the borrower may become more likely to refinance such mortgage loan to avoid an increase in the interest rate, even if fixed-rate mortgage loans are only available at rates that are slightly lower or higher than the interest rate before adjustment. The existence of the applicable periodic rate cap, maximum rates and minimum rates also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience on the mortgage loans in the adjustable-rate group may differ from that on the mortgage loans in the fixed-rate group because the amount of the monthly payments on the mortgage loans in the adjustable-rate group are subject to adjustment on each adjustment date.

      As indicated above, the yield to maturity on a note will be affected by the rate of the payment of principal on the related mortgage loans. If the actual rate of payments on the related mortgage loans is slower than the rate anticipated by an investor who purchases a note at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the related mortgage loans is faster than the rate anticipated by an investor who purchases a note at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

Final Payment Dates

      The final stated maturity date is expected to be __________, 20__ for the Class A-1 Notes and for the Class A-2 Notes. The weighted average life of the notes is likely to be shorter than would be the case if payments actually made on the related mortgage loans conformed to the following assumptions, and the final payment date with respect to any class of the notes could occur significantly earlier than the final stated maturity date because:

      o prepayments, including, for this purpose, prepayments attributable to foreclosure, liquidation, repurchase and the like, on mortgage loans are likely to occur,

      o the over-collateralization provisions of the transaction result in the application of Excess Interest to the payment of principal,

      o the sponsor may, at its option as described in this prospectus supplement:

            o call the Class A-1 Notes when the outstanding principal balance of the Class A-1 Notes is equal to or less than 10% of the original principal balance of the Class A-1 Notes; provided that the over-collateralization with respect to the other group of mortgage loans is currently funded at its target,

            o call the Class A-2 Notes when the outstanding principal balance of the Class A-2 Notes is equal to or less than 10% of the original principal balance of the Class A-2 Notes, provided that the over-collateralization with respect to the other group of mortgage loans is currently funded at its target,

            o the sponsor has not called either the Class A-1 Notes or Class A-2 Notes, the sponsor may call the notes when the aggregate outstanding principal balance of the notes is equal to or less than 10% of the original aggregate principal balance of the notes,

            o     the auction sale occurs, or

            o 66 2/3% of the noteholders do not consent to the Auction Sale and the note insurer exercises its option to purchase the mortgage loans as described herein.

Modeling Assumptions

      The following tables, addressing the percentage of original note principal balances and the weighted average lives of the notes, have been prepared on the basis of the following modeling assumptions:

            o the related mortgage loans prepay at the indicated percentage of the prepayment assumption as set forth in the tables below,

            o payments on the notes are received in cash on the __th day of each month, regardless of the day on which the payment date actually occurs, commencing in _________ 20__,

            o no defaults or delinquencies in, or modifications, waivers or amendments respecting the payment by the mortgagors of principal and interest on the mortgage loans occur,

            o scheduled payments are assumed to be received on the first day of each month commencing in __________ 20__, or as set forth below, and prepayments represent payments in full of individual mortgage loans and are assumed to be received on the first day of each month, commencing in __________ 20__, or as set forth below, and include thirty days' interest thereon,

            o no optional termination is exercised except with respect to the weighted average lives to call,

            o     the notes are issued on _________, 20__,

            o the Specified Over-collateralization Amount for each group is as set forth in the indenture,

            o the levels of six-month LIBOR and one-month LIBOR remain constant at ___% and ___%, respectively,

            o     the master servicer has waived all prepayment penalties, and

            o the mortgage loans in the fixed-rate group consist of __ mortgage loans and the mortgage loans in the adjustable-rate group consist of ___ mortgage loans having the following respective characteristics:

                                Fixed-Rate Group

                          Original  Remaining    Original
                          Term to    Term to    Amortizing
               Mortgage   Maturity   Maturity      Term
  Principal    Interest     (in        (in         (in
 Balance ($)   Rate (%)   months)    months)      months)
____________   ________   ________   ________     _______
____________   ________   ________   ________     _______
____________   ________   ________   ________     _______
____________   ________   ________   ________     _______

                              Adjustable-Rate Group


                 Current      Original      Original      Remaining       Minimum     Maximum
                 Mortgage    Amortizing     Term to        Term to        Mortgage    Mortgage     Gross
   Principal      Interest      Term        Maturity       Maturity       Interest    Interest     Margin
  Balance($)      Rate (%)   (in months)  (in months)    (in months)      Rate (%)     Rate (%)      (%)
  ----------      --------   -----------  -----------    -----------      --------     --------    ------
  __________      ________   ___________  ___________    ___________      ________     ________    ______
  __________      ________   ___________  ___________    ___________      ________     ________    ______
  __________      ________   ___________  ___________    ___________      ________     ________    ______
  __________      ________   ___________  ___________    ___________      ________     ________    ______

                 Initial    Subsequent   Months Until                       Rate
                Periodic    Periodic      Next Rate                       Adjustment
   Principal    Rate Cap      Rate        Adjustment                      Frequency
  Balance($)       (%)       Cap (%)         Date           Index        (in months)
  ----------    ---------   ----------    -----------       -----        -----------
  __________    _________   __________    ___________       _____        ___________
  __________    _________   __________    ___________       _____        ___________
  __________    _________   __________    ___________       _____        ___________
  __________    _________   __________    ___________       _____        ___________

      Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of such security is scheduled to be repaid to an investor. The weighted average life of the notes will be influenced by the rate at which principal of the related mortgage loans is paid, which may be in the form of scheduled amortization or prepayments -- for this purpose, the term "prepayment" includes liquidations due to default.

      Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement is the prepayment assumption (the "Prepayment Assumption") which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. The Prepayment Assumption assumes a constant prepayment rate or "CPR" of __% per annum of the outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional ___% (precisely ____, expressed as a percentage per annum) in each month thereafter until the twelfth month; beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a constant prepayment rate of __% per annum each month is assumed. A __% Prepayment Assumption assumes a prepayment rate equal to __% of the Prepayment Assumption, i.e., no prepayments. A ____% Prepayment Assumption assumes prepayment rates equal to ____% of the Prepayment Assumption, and so forth. The Prepayment Assumption is not intended to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans. The sponsor believes that no existing statistics of which it is aware provide a reliable basis for noteholders to predict the amount or the timing of receipt of prepayments on the mortgage loans.

      The mortgage loans in the related group prepay in the indicated percentages of the Prepayment Assumption:

                Percentage of Initial Class A-1 Principal Balance
      Outstanding at the Following Percentages of the Prepayment Assumption

Payment Date          0%     55.00%   82.50%  110.00%  165.00%  220.00% 275.00%
------------          --     ------   ------  -------  -------  ------- -------
Initial               100%    100%     100%     100%     100%     100%    100%
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
Weighted Average
Life to Maturity
(years)              ____     ____     ____     ____     ____    ____     ____

Weighted Average
Life to Call
(years)              ____     ____     ____     ____     ____    ____     ____

----------
(1) Assuming the early termination of the trust is exercised when the aggregate principal balance of the Class A-1 Notes is equal to or less than 10% of the original aggregate principal balance of the Class A-1 Notes.

              Percentage of Initial Class A-2 Principal Balance
    Outstanding at the Following Percentages of the Prepayment Assumption

Payment Date         0.00%   62.50%   93.75%  125.00%  187.50%  250.00% 312.50%
------------         -----   ------   ------  -------  -------  ------- -------
Initial               100%    100%     100%     100%     100%     100%    100%
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __
                       __      __       __       __       __       __      __

Weighted Average
  Life to Maturity
  (years)            ____     ____     ____     ____     ____    ____     ____

Weighted Average
  Life to Call
  (years)(1)         ____     ____     ____     ____     ____    ____     ____

----------
(1) Assuming the early termination of the trust is exercised when the aggregate principal balance of the Class A-2 Notes is equal to or less than 10% of the original aggregate principal balance of the Class A-2 Notes.

      None of the note insurer, the trust, the owner trustee, the indenture trustee, the sponsor, the master servicer, the backup servicer or the underwriter will be liable to any holder for any loss or damage incurred by such holder as a result of any difference in the rate of return received by such holder as compared to the applicable note rate, with respect to any holder of notes upon reinvestment of the funds received in connection with any premature repayment of principal on the notes, including any such repayment resulting from any prepayment by the mortgagor, any liquidation of such mortgage loan, or any repurchase of or substitution for any mortgage loan by the sponsor.

                    Material Federal Income Tax Consequences

      The following discussion of certain material federal income tax consequences of the purchase, ownership and disposition of the notes is to be considered only in connection with "Material Federal Income Tax Consequences" in the accompanying prospectus. The discussion in this prospectus supplement and in the accompanying prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the accompanying prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the notes.

Treatment of the Notes

      The sponsor and the trust agree, and the noteholders will agree by their purchase of the notes, to treat the notes as indebtedness for all federal, state and local income tax purposes. There are no regulations, published rulings or judicial decisions involving the characterization for federal income tax purposes of securities with terms substantially the same as the notes. In general, whether instruments such as the notes constitute indebtedness for federal income tax purposes is a question of fact, the resolution of which is based primarily upon the economic substance of the instruments and the transaction pursuant to which they are issued rather than merely upon the form of the transaction or the manner in which the instruments are labeled. The IRS and the courts have set forth various factors to be taken into account in determining, for federal income tax purposes, whether an instrument constitutes indebtedness and whether a transfer of property is a sale because the transferor has relinquished substantial incidents of ownership in the property or whether such transfer is a borrowing secured by the property. On the basis of its analysis of such factors as applied to the facts and its analysis of the economic substance of the contemplated transaction, Dewey Ballantine llp, special federal tax counsel to the trust, is of the opinion that, for federal income tax purposes, (i) the notes will be treated as indebtedness, (ii) the trust will not be classified as an association or as a publicly traded partnership taxable as a corporation or as a taxable mortgage pool and (iii) none of the sub-trusts will be classified as an association or as a publicly traded partnership taxable as a corporation or as a taxable mortgage pool.

      If the notes are characterized as indebtedness, interest paid or accrued on a note will be treated as ordinary income to noteholders and principal payments on a note will be treated as a return of capital to the extent of the noteholder's basis in the note allocable thereto. An accrual method taxpayer will be required to include in income interest on the notes when earned, even if not paid, unless it is determined to be uncollectible. The indenture trustee, on behalf of the trust, will report to the noteholders of record and the IRS the amount of interest paid and original issue discount, if any, accrued on the notes to the extent required by law.

      Possible Alternative Characterizations of the Notes. Although, as described above, it is the opinion of special federal tax counsel that for federal income tax purposes, the notes will be characterized as indebtedness, such opinion is not binding on the IRS and thus no assurance can be given that such a characterization will prevail. If the IRS successfully asserted that the notes did not represent indebtedness for federal income tax purposes, noteholders would likely be treated as owning an interest in a partnership and not an interest in an association, or a publicly traded partnership, taxable as a corporation or a taxable mortgage pool. If the noteholders were treated as owing an equitable interest in a partnership, the partnership itself would not be subject to federal income tax; rather each partner would be taxed individually on their respective distributive share of the partnership's income, gain, loss, deductions and credits. The amount, timing and characterization of items of income and deduction for a holder of a note would differ if the notes were held to constitute partnership interests, rather than indebtedness. The parties will treat the notes as indebtedness for federal income tax purposes. None of the master servicer, the indenture trustee or the owner trustee will attempt to satisfy the tax reporting requirements that would apply if the notes were held to constitute partnership interests. Investors that are foreign persons are strongly advised to consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the notes. See "Material Federal Income Tax Consequences -- Partnership Interests" in the accompanying prospectus.

      Special Tax Attributes. The notes will not represent "real estate assets" for purposes of Section 856(c)(4)(A) of the Code or "[l]oans ... secured by an interest in real property" within the meaning of Section 7701(a)(19)(C) of the Code.

      Discount and Premium. It is not anticipated that the notes will be issued with any original issue discount. See "Material Federal Income Tax Consequences --Discount and Premium" in the accompanying prospectus. The prepayment assumption that will be used for purposes of computing original issue discount, if any, for federal income tax purposes is 110% of the prepayment assumption with respect to the fixed-rate group and 125% of the prepayment assumption with respect to the adjustable-rate group. See "Prepayment and Yield Consequences" in this prospectus supplement. In addition, a subsequent purchaser who buys a note for less than its principal amount may be subject to the "market discount" rules of the Code. See "Material Federal Income Tax Consequences --Debt Securities -- Sale or Exchange" in the accompanying prospectus. A subsequent purchaser who buys a note for more than its principal amount may be subject to the "market premium" rules of the Code. See "Material Federal Income Tax Consequences --Discount and Premium" in the accompanying prospectus.

      Sale or Redemption of the Notes. If a note is sold or retired, the sponsor will recognize gain or loss equal to the difference between the amount realized on the sale and such holder's adjusted basis in the note. See "Material Federal Income Tax Consequences -- Debt Securities -- Sale or Exchange" in the accompanying prospectus.

      Information Reporting and Backup Withholding. Under current United States federal income tax law, generally a "backup" withholding tax is applied to certain interest and principal payments (including OID, if any) made to, and to the proceeds of sales before maturity by, certain United States persons if such persons fail to supply taxpayer identification numbers and other information. In addition, certain persons making such payments, such as the indenture trustee, are required to submit information returns to the United States Treasury Department with regard to those payments. Backup withholding and information reporting, however, generally do not apply to any such payments made to certain "exempt recipients," such as corporations. Each nonexempt holder will be required to provide, under penalties of perjury, a certificate on IRS Form W-9 containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding or establish such holder's non-U.S. status (for example, provide a W-8 BEN, form W-8 IMY, form W-8 ECI or form W-8 EXP). Any amounts withheld under the backup withholding rules from a payment to a holder will be allowed as a refund or a credit against such holder's United States federal income tax liability, provided that the required information is provided to the IRS.

      Foreign Investors. Interest, including OID (if any), distributable to a holder who or which is not a United States person (other than a person that is treated under the Code as a "10 percent shareholder" of the issuer or the sponsor or as a "controlled foreign corporation" that is related to the issuer or the sponsor through stock ownership) generally will not be subject to United States withholding tax imposed with respect to such payments; provided that such holder fulfills certain certification requirements. For these purposes, "United States person" means a person who or which is, or is treated as, for United States federal income tax purposes a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax, regardless of the source of its income, or a trust if a court within the United States can exercise primary supervision over its administration and at least one United States person has the authority to control all substantial decisions of the trust. Under the certification requirements, a foreign holder must certify, under penalties of perjury, that it is not a United States person and provide its name and address. Any capital gain realized on the sale, exchange or other taxable disposition of a note by a holder that is not a United States person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the holder's conduct of a trade or business in the United States and (ii) in the case of holder that is an individual, such individual is not present in the United States for 183 days or more in the taxable year of the disposition. If income or gain with respect to a note is effectively connected with a United States trade or business carried on by a holder who or which is not a United States person, the withholding tax will not apply, but such holder will be subject to United States federal income tax at graduated rates applicable to United States persons. Potential investors who are non-United States persons should consult their own tax advisors regarding certification requirements and the specific tax consequences to them of owning the notes, including consequences arising under possible recharacterizations of the notes. See "--Possible Alternative Characterizations of the Notes" above.

State and Local Tax Consideration. State tax consequences to each holder will depend upon the provisions of the state tax laws to which the holder is subject. Potential investors are urged to consult their own tax advisors with respect to state taxes.

                               ERISA Consequences

      The Employee Retirement Income Security Act of 1974 and Section 4975 of the Code impose certain restrictions on

      o     employee benefit plans, as defined in Section 3(3) of ERISA,

      o plans described in section 4975(e)(1) of the Code, including individual retirement accounts and Keogh plans,

      o any entities whose underlying assets include plan assets by reason of a plan's investment in such entities, and

      o persons who have certain specified relationships to such plans -- "parties-in-interest" under ERISA and "disqualified persons" under the Code.

      Section 406 of ERISA prohibits plans from engaging in certain transactions involving the assets of such plans with parties-in-interest with respect to such plans, unless a statutory or administrative exemption is applicable to the transaction. Excise taxes under Section 4975 of the Code, penalties under
Section 502 of ERISA and other penalties may be imposed on plan fiduciaries and parties-in-interest or disqualified persons that engage in "prohibited transactions" involving assets of a plan. Individual retirement arrangements and other plans that are not subject to ERISA, but are subject to Section 4975 of the Code, and disqualified persons with respect to such arrangements and plans also may be subject to excise taxes and other penalties if they engage in prohibited transactions. Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Insurance Co.
v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), an insurance company's general account may be deemed to include assets of the plans investing in the general account -- e.g., through the purchase of an annuity contract. Title I of ERISA also requires that fiduciaries of plans subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with governing plan documents. Governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA or Section 4975 of the Code, but may be subject to comparable restrictions under applicable law.

      Certain transactions involving the purchase, holding or transfer of the notes might be deemed to constitute prohibited transactions under ERISA and the Code if assets of the trust were deemed to be assets of a plan. Under a regulation issued by the United States Department of Labor, the assets of the trust would be treated as assets of a plan for the purposes of ERISA and the Code only if the plan acquired an "equity interest" in the trust and none of the exceptions contained in the plan assets regulation were applicable. An equity interest is defined under the plan assets regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the notes should be treated as indebtedness without substantial equity features for purposes of the plan assets regulation. This determination is based in part on the traditional debt features of the notes, including the reasonable expectation of purchasers of the notes that the notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the notes could change if the trust incurs losses. However, even if the notes are treated as debt for such purposes, the acquisition or holding of notes by or on behalf of a plan could be considered to give rise to a prohibited transaction if the trust or any of its affiliates is or becomes a party-in-interest or a disqualified person with respect to such plan. In such case, certain exemptions from the prohibited transaction rules could be applicable, depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are: PTCE 90-1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 96-23, regarding transactions effected by "in-house asset managers"; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers". Each investor using the assets of a plan which acquires the notes, or to whom the notes are transferred, will be deemed to have represented that the acquisition and continued holding of the notes will be covered by one of the exemptions listed above or by another Department of Labor Class Exemption.

                                Legal Investment

      The notes will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                              Plan of Distribution

      Subject to the terms and conditions of the underwriting agreement dated ________, 20__ between the sponsor and ______________, as underwriter, the sponsor has agreed to sell to the underwriter and the underwriter has agreed to purchase from the sponsor the notes. The sponsor is obligated to sell, and the underwriter is obligated to purchase, all of the notes offered hereby if any are purchased.

      The sponsor has been advised by the underwriter that it proposes initially to offer the notes to the public in Europe and the United States at the offering price set forth herein and to certain dealers at such price, less a selling concession, not in excess of ____% of the note denominations. The underwriter may allow and such dealers may reallow a reallowance discount not in excess of ___% of the note denominations to certain other dealers. After the initial public offering, the public offering price, such concessions and such discounts may be changed.

      The sponsor has been advised by the underwriter that it presently intends to make a market in the notes offered hereby as permitted by applicable laws and regulations. The underwriter is not obligated, however, to make a market in the notes and any market-making may be discontinued at any time. Accordingly, no assurance can be given that an active public market for the notes will develop.

      Until the distribution of the notes is completed, rules of the Securities and Exchange Commission may limit the ability of the underwriter and certain selling group members to bid for and purchase the notes. As an exception to these rules, the underwriter is permitted to engage in certain transactions that stabilize the price of the notes. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the notes.

      In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

      Neither the sponsor nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the notes. In addition, neither the sponsor nor the underwriter makes any representation that the underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

      Immediately prior to the sale of the mortgage loans to the trust, some of the mortgage loans were subject to financing provided by an affiliate of the underwriter. The sponsor will apply a portion of the proceeds it receives from the sale of the notes to repay such financing.

      For further information regarding any offer or sale of the notes pursuant to this prospectus supplement and the accompanying prospectus, see "Plan of Distribution" in the accompanying prospectus.

      The underwriting agreement provides that the sponsor will indemnify the underwriter or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933.

                    Incorporation of Information by Reference

      The Securities and Exchange Commission allows us to "incorporate by reference" certain information already on file with it. This means that we can disclose important information to you by referring you to those documents. Such information is considered part of this prospectus supplement, and later information that is filed will automatically update and supersede this information. We incorporate by reference all of the documents listed in the accompanying prospectus under the heading "Incorporation of Certain Documents by Reference."

      You should rely only on the information incorporated by reference or provided in this prospectus supplement and the accompanying prospectus. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the cover page of this prospectus supplement or the accompanying prospectus.

                             Additional Information

      Accredited Home Lenders, Inc. has filed with the Securities and Exchange Commission a registration statement (Registration No. 333-07219) under the Securities Act of 1933, with respect to the notes offered pursuant to this prospectus supplement. This prospectus supplement and the accompanying prospectus, which form a part of the registration statement, omit certain information contained in such registration statement pursuant to the rules and regulations of the Securities and Exchange Commission. You may read and copy the registration statement at the Public Reference Room at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. and at the Securities and Exchange Commission's regional offices at 233 Broadway, New York, New York, 10279 and Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, the Securities and Exchange Commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is http://www.sec.gov.

                                     Experts

      The consolidated financial statements of _______________ and its Subsidiaries as of December 31, 20__ and 20__ and for each of the three years in the period ended December 31, 20__, incorporated by reference in this prospectus supplement, have been incorporated herein in reliance on the report of _____________, independent certified public accountants, given on the authority of that firm as experts in accounting and auditing.

                                  Legal Matters

      Certain legal matters in connection with the notes will be passed upon for the sponsor, the master servicer and as to certain tax matters for the trust by Dewey Ballantine LLP, New York, New York, for the trust by ______________, and for the underwriter by ___________________.

                                     Ratings

      It is a condition to the original issuance of the notes that they will receive ratings of "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and "Aaa" by Moody's Investors Service, Inc. The ratings assigned to the notes will take into account the claims-paying ability of the note insurer. Explanations of the significance of such ratings may be obtained from Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007 and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041. Such ratings will be the views only of such rating agencies. There is no assurance that any such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the notes. Additionally, the ratings on the Class A-2 Notes do not address the likelihood of the payment of the Class A-2 Net WAC Cap Carry-Forward Amount.

                                    Glossary

      The following terms have the meanings given below when used in this prospectus supplement.

      Available Amount for each group of mortgage loans and any payment date is the amount on deposit in the related payment account on that payment date, less the amount applied to the payment of the fees of the indenture trustee and any payments with respect to the indemnification due to the indenture trustee, the fees of the owner trustee and the premiums due to the note insurer in each case with respect to that group and exclusive of the amount of any Insured Payment.

      Base Principal Payment Amount for any group of mortgage loans and any payment date will be the lesser of:

            (a) the excess of (x) the sum, as of such payment date, of (A) the Available Amount for that group and (B) any Insured Payment with respect to the related class of notes over (y) the sum of the Interest Payment Amount for such group; and

            (b)   the sum, without duplication, of:

                  (1) all scheduled principal payments due and collected or advanced for the related Due Period, plus the principal portion of all prepayments in full received during the prior Prepayment Period, plus all partial prepayments and other unscheduled recoveries of principal received during the prior calendar month less any related reimbursements of Delinquency Advances or of Servicing Advances to the master servicer, in each case, for the related group of mortgage loans;

                  (2) the principal balance of each mortgage loan in such group that was repurchased by the sponsor on the related servicer remittance date from such group to the extent such principal balance is actually received by the indenture trustee and less any related reimbursements of Delinquency Advances or of Servicing Advances to the master servicer;

                  (3) any substitution adjustments delivered by the sponsor on the related servicer remittance date in connection with a substitution of a mortgage loan in that group, to the extent such substitution adjustments are actually received by the indenture trustee;

                  (4) the Net Liquidation Proceeds actually collected by the master servicer on all mortgage loans in such group during the preceding calendar month -- to the extent such Net Liquidation Proceeds relate to principal;

                  (5) the proceeds received by the indenture trustee upon the exercise by the sponsor of its option to call the related class of notes -- to the extent such proceeds relate to principal;

                  (6) the proceeds received by the indenture trustee on any termination of the trust -- to the extent such proceeds relate to principal -- allocable to such group;

                  (7) any amount that the note insurer has elected to pay as principal -- including Liquidated Loan Losses -- prior to the occurrence of any Remaining
                        Over-collateralization Deficit;

                                      minus

                  (8) the amount of any Over-collateralization Reduction Amount for such group for such payment date.

      In no event will the Base Principal Payment Amount for a group with respect to any payment date be less than zero, or greater than the then outstanding aggregate principal balance for the related notes.

      Civil Relief Act Interest Shortfall means, with respect to any payment date and a mortgage loan, an amount equal to the excess, if any, of (a) thirty days' interest on the outstanding principal balance of a mortgage loan at the related mortgage interest rate over (b) the amount of interest due on such mortgage loan because of the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

      Class A-1 Carry-Forward Amount for any payment date is the sum of (a) the amount, if any, by which (x) the Class A-1 Interest Payment Amount as of the immediately preceding payment date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Notes on such immediately preceding payment date and (b) thirty days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-1 Note Rate.

      Class A-1 Interest Payment Amount for any payment date will be an amount equal to the sum of the Current Interest for the Class A-1 Notes on such payment date, plus the Class A-1 Carry-Forward Amount remaining unpaid as of such payment date.

      Class A-1 Note Rate with respect to any payment date, the per annum rate equal to ____%; provided, that, on any payment date after the related Clean-up Call Date, the Class A-1 Note Rate will be ____% per annum.

      Class A-2 Carry-Forward Amount for any payment date is the sum of (a) the amount, if any, by which (x) the Class A-2 Interest Payment Amount as of the immediately preceding payment date exceeded (y) the amount of interest actually paid to the holders of the Class A-2 Notes on such immediately preceding payment date and (b) thirty days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-2 Note Rate.

      Class A-2 Formula Note Rate is a per annum rate equal to the lesser of (i) ____% provided, that, on any payment date after the related Clean-up Call Date, such rate will be equal to ____% annum and (ii) ____%.

      Class A-2 Interest Payment Amount for any payment date will be an amount equal to the Current Interest for the Class A-2 Notes on such payment date, plus the Class A-2 Carry-Forward Amount remaining unpaid as of such payment date.

      Class A-2 Net WAC Cap Carry-Forward Amount is, with respect to the Class A-2 Notes and any payment date, the sum of

      (a) the excess of (x) the Class A-2 Current Interest calculated at the Class A-2 Formula Note Rate over (y) the Class A-2 Current Interest calculated at the Class A-2 Net WAC Cap Rate, in each case as of such payment date, and

      (b) the amount calculated under clause (a) above remaining unpaid from any previous payment date, with interest thereon at the Class A-2 Note Rate.

      Class A-2 Net WAC Cap Rate is a per annum rate equal to the product of (i) the weighted average mortgage interest rate with respect to the mortgage loans in the adjustable-rate group, less the note insurer premium percentage, the master servicing fee rate, the indenture trustee fee rate, the owner trustee fee rate, and the backup servicer fee rate, each as applicable to the Class A-2 Notes, and less ___%, and (ii) 30 divided by the number of days in the related accrual period.

      Class A-2 Note Rate with respect to any payment date, is the per annum rate equal to the lesser of (x) the Class A-2 Formula Note Rate and (y) the Class A-2 Net WAC Cap Rate for such payment date.

      Clean-up Call Date means the first payment date on which: (1) the outstanding principal balance of the Class A-1 Notes is equal to or less than 10% of the original principal balance of the Class A-1 Notes provided that overcollateralization with respect to the adjustable-rate mortgage loans is currently funded at its target; (2) the outstanding principal balance of the Class A-2 Notes is equal to or less than 10% of the original principal balance of the Class A-2 Notes provided that overcollateralization with respect to the fixed-rate mortgage loans is currently funded at its target; or (3) if neither class of notes has been previously called, the aggregate outstanding principal balance of the notes is equal to or less than 10% of the original aggregate principal balance of the notes.

      Compensating Interest means an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for the related payment date resulting from principal prepayments in full during the related Prepayment Period and (b) the master servicing fee with respect to the related Due Period.

      Current Interest for either the Class A-1 Notes or the Class A-2 Notes and any payment date is the accrued interest on the related class of notes at the Class A-1 Note Rate or the Class A-2 Note Rate, as the case may be, on the aggregate outstanding principal balance of such class during the related accrual period reduced by the sum of (a) the Civil Relief Act Interest Shortfall and (b) Net Prepayment Interest Shortfalls, in each case for the related class of notes.

      Cut-off Date means the close of business as of ________, 20__ after giving effect to scheduled payments of principal due on or prior to ____________, 20__.

      Cut-off Date Principal Balance means as to any mortgage loan, the unpaid principal balance of such mortgage loan as of the related Cut-off Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after application of all payments due on or before _________, 20__ and after giving effect to any previous curtailments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan), irrespective of any delinquency in payment by the related mortgagor.

      Delinquency Advance means advances made by the master servicer on each servicer remittance date with respect to delinquent payments of principal of and interest on the mortgage loans, at a rate of interest equal to the interest rate on the related mortgage note -- or at such lower rate as may be in effect for such mortgage loan because of application of the Soldiers' and Sailors' Civil Relief Act of 1940, any reduction as a result of a bankruptcy proceeding and/or any reduction by a court of the monthly payment due on such mortgage loan -- less the master servicing fee rate and the backup servicing fee rate.

      Due for Payment shall mean, (i) with respect to an Insured Amount, the payment date on which Insured Amounts are due and payable pursuant to the terms of the indenture and (ii) with respect to a Preference Amount, the business day on which the documentation required by the note insurer has been received by the note insurer.

      Due Period means, with respect to any payment date, the period from the second day of the preceding month to and including the first day of the current month.

      Excess Interest for any group of mortgage loans and any payment date is equal to the excess of (x) the Available Amount for such group and such payment date over (y) the sum (without duplication) of the amounts distributed pursuant to clauses (a) through (g) under "Description of the Notes and the Trust Certificates - Flow of Funds" herein.

      Foreclosure Profits as to any servicer remittance date, are the excess, if any, of (x) Net Liquidation Proceeds in respect of each mortgage loan that became a Liquidated Mortgage Loan during the month immediately preceding the month of such servicer remittance date over (y) the sum of the unpaid principal balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest on the unpaid principal balance from the due date to which interest was last paid by the mortgagor.

      Insurance Proceeds are proceeds paid by any insurer pursuant to any insurance policy covering a mortgage loan to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the related mortgagor in accordance with the express requirements of law or in accordance with prudent and customary servicing practices. "Insurance Proceeds" do not include "Insured Payments."

      Insured Amounts means, with respect to any payment date and the notes, the sum of (i) any Insured Interest Payment for such payment date and (ii) any Insured Principal Payment for such payment date.

      Insured Interest Payment means, for any payment date and the notes, the excess, if any, of Required Interest Distributions over the sum of (i) the Available Amount for the related group for such payment date plus (ii) any amounts transferred on that payment date to that group's payment account or from the reserve account.

      Insured Payments means, the aggregate amount actually paid by the note insurer to the indenture trustee in respect of (i) Insured Amounts for a payment date and (ii) Preference Amounts for any given business day.

      Insured Principal Payment means, (i) for any payment date other than the payment date occurring in July 2032 and the notes, the Remaining Over-collateralization Deficit allocable to the notes, if any, for such payment date and (ii) with respect to the payment date occurring in July 2032 and the notes, the outstanding principal balance of the notes (after giving effect to all distributions to be made thereon on such payment date other than any portion thereof consisting of an Insured Principal Payment).

      Interest Payment Amount means the Class A-1 Interest Payment Amount or the Class A-2 Interest Payment Amount, as applicable.

      Liquidated Loan Loss as to any Liquidated Mortgage Loan is the excess, if any, of (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest on such unpaid principal balance from the due date to which interest was last paid by the mortgagor over (y) Net Liquidation Proceeds.

      Liquidated Mortgage Loan is a mortgage loan that has been finally liquidated by the master servicer in connection with (x) the taking of all or a part of a mortgaged property by exercise of the power of eminent domain or condemnation or (y) the liquidation of a defaulted mortgage loan through a sale, foreclosure sale, REO disposition or otherwise.

      Liquidation Expenses as to any Liquidated Mortgage Loan are all expenses incurred by the master servicer in connection with the liquidation of such mortgage loan, including, without duplication, unreimbursed expenses for real property taxes and unreimbursed Servicing Advances.

      Liquidation Proceeds are amounts received by the master servicer in connection with (x) the taking of all or a part of a mortgaged property by exercise of the power of eminent domain or condemnation or (y) the liquidation of a defaulted mortgage loan through a sale, foreclosure sale, REO disposition or otherwise.

      Net Foreclosure Profits as to any servicer remittance date, are the excess, if any, of (x) the aggregate Foreclosure Profits with respect to such servicer remittance date over (y) Liquidated Loan Losses with respect to such servicer remittance date.

      Net Liquidation Proceeds as to any Liquidated Mortgage Loan, are Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Delinquency Advances and Servicing Advances made by the master servicer with respect to such mortgage loan.

      Net Prepayment Interest Shortfalls means, with respect to any group of mortgage loans and any payment date, the amount by which the aggregate Prepayment Interest Shortfalls for such group during the related Prepayment Period exceeds the available Compensating Interest for that group.

      Net REO Proceeds as to any REO property, are REO Proceeds net of any related expenses of the master servicer.

      Nonpayment shall mean, with respect to any payment date, an Insured Amount is Due for Payment but has not been paid pursuant to the indenture.

      Over-collateralization Amount means, with respect to any payment date and a group of mortgage loans, the excess, if any, of (a) the aggregate scheduled principal balance of the mortgage loans in such group as of the close of business on the last day of the prior calendar month, after adjustment to reflect scheduled principal payments due during the related Due Period, prepayments in full received during the related Prepayment Period and partial principal prepayments received during the prior calendar month, over (b) the principal balance of the related class of notes as of such payment date --following the making of all payments on such payment date, other than with respect to any Over-collateralization Increase Amount for such payment date.

      Over-collateralization Deficit means, for any payment date, the amount, if any, by which the aggregate note principal balance of a class of notes, after payment of the Base Principal Payment Amount for such group, but before taking into account any principal payment funded from excess interest, the reserve fund or any Insured Payment, exceeds the aggregate scheduled principal balances of the mortgage loans in the related group as of the close of business on the last day of the prior calendar month, after adjustment to reflect scheduled principal payments due during the related Due Period, prepayments in full received during the related prepayment period and partial principal prepayments received during the prior calendar month.

      Over-collateralization Increase Amount means, for any group of mortgage loans and any payment date, the amount of Excess Interest (after application, if necessary, to pay the Over-collateralization Deficit and the Reimbursement Amount on such payment date) to be applied as an accelerated payment of principal on the related class of notes until the Over-collateralization Amount for such group reaches the Specified Over-collateralization Amount.

      Over-collateralization Reduction Amount means, with respect to any group of mortgage loans and any payment date, the amount by which the Over-collateralization Amount is permitted to be reduced as provided by the sale and servicing agreement.

      Preference Amount means any payment of principal or interest on a note, which has become Due for Payment and which is made to an owner of a note by or on behalf of the indenture trustee which has been deemed a preferential transfer and was previously recovered from its owner pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order a court of competent jurisdiction.

      Prepayment Interest Shortfalls means, with respect to any payment date, and each mortgage loan that was prepaid in full in the related Prepayment Period, an amount equal to the excess, if any, of (a) thirty days' interest on the outstanding principal balance of such mortgage loans at a per annum rate equal to the related mortgage interest rate -- or at such lower rate as may be in effect for any such mortgage loan because of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, any reduction as a result of a bankruptcy proceeding and/or any reduction by a court of the monthly payment due on such mortgage loan -- minus the rate at which the master servicing fee and the backup servicing fee are calculated, over (b) the amount of interest actually remitted by the related mortgagor in connection with such principal prepayment in full, less the master servicing fee and the backup servicing fee for such mortgage loan in such month.

      Prepayment Period means, with respect to any payment date, the period from the sixteenth day of the preceding month (or in the case of the first payment date, from _____________, 20__) to and including the fifteenth day of the month in which the payment date occurs.

      Qualified Substitute Mortgage Loan means any mortgage loan substituted for a deleted mortgage loan which has a scheduled principal balance, after application of all payments received on or prior to the date of substitution, not substantially less and not more than the scheduled principal balance of the deleted mortgage loan as of such date, and each of which, among other things,

      o relates to a detached one- to four-family residence and has the same or a better lien priority as the deleted mortgage loan and has the same occupancy status as the deleted mortgage loan or is an owner-occupied mortgaged property,

      o matures no later than, and not more than one year earlier than, the deleted mortgage loan,

      o has a loan-to-value ratio or LTV at the time of such substitution no higher than the LTV of the deleted mortgage loan,

      o has a mortgage interest rate greater than or equal to the interest rate of the deleted mortgage loan,

      o complies, as of the date of substitution, with each representation and warranty set forth in the sale and servicing agreement, and

      o     is otherwise acceptable to the note insurer.

      Reimbursement Amount shall mean, as to any payment date, the sum of (x)
(i) all Insured Payments paid by the note insurer, but for which the note insurer has not been reimbursed prior to such payment date plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the rate set forth in the insurance and indemnity agreement, from the date the indenture trustee received the related Insured Payments or the date such Insured Payments were made, and (y) without duplication (i) any amounts then due and owing to the note insurer under the insurance and indemnity agreement, as certified to the indenture trustee by the note insurer plus (ii) interest on such amounts at the calculated at the rate set forth in the insurance and indemnity agreement. In the event any amounts due under the insurance and indemnity agreement are not clearly allocable to a particular group, those amounts shall be allocated between the groups pro rata based on the aggregate unpaid principal balance of the related notes.

      Remaining Over-collateralization Deficit means, for any payment date, the amount, if any, that the aggregate note principal balances of both classes of notes, after payment of the Base Principal Payment Amount for both groups and after taking into account any principal payment funded from Excess Interest or from the reserve account, but before taking into account the principal portion of any Insured Payment, exceeds the aggregate scheduled principal balances of the mortgage loans in both groups as of the close of business on the last day of the prior calendar month, after adjustment to reflect scheduled principal payments due during the related Due Period, prepayments in full received during the related Prepayment Period and partial principal prepayments received during the prior calendar month.

      REO Proceeds are monies received in respect of any REO property, including, without limitation, proceeds from the rental of the related mortgaged property.

      Required Interest Distributions mean, (i) with respect to the Class A-1 Notes and any payment date, the Class A-1 Interest Payment Amount for such payment date and (ii) with respect to the Class A-2 Notes and any payment date, the Class A-2 Interest Payment Amount for such payment date.

      Servicing Advances means the "out-of-pocket" costs and expenses of the master servicer relating to the preservation, restoration and protection of the mortgaged property, including without limitation advances in respect of real estate taxes and insurance premiums, any collection, enforcement, or judicial proceedings, including without limitation foreclosures and liquidations, the purchase or maintenance of a first lien not included in the trust estate on the mortgaged property, conservation, management, and liquidation of any REO property, and certain other customary amounts described in the sale and servicing agreement.

      Shortfall Amount means, with respect to a group of mortgage loans and any payment date, the excess, if any, of (y) the amounts listed in clauses (b) through (d) under "Description of the Notes and the Trust Certificates - Flow of Funds" herein over (z) the Available Amount, in each case for that group and payment date.

      Specified Over-collateralization Amount with respect to a group of mortgage loans and any payment date will be the amount of over-collateralization which the note insurer requires with respect to such group and such payment date and which amount may step up or step down as determined in the insurance and indemnity agreement.

      Specified Reserve Amount means, with respect to any payment date, the difference between (x) the sum of the Specified Over-collateralization Amount for both mortgage loan groups on such payment date and (y) the sum of the Over-collateralization Amount for both mortgage loan groups on such payment date.

                              Index to Financial Statements

                                                                           Page
                                                                           ----
Independent Auditors' Report............................................    A-2
Balance Sheet of the Trust as of ________, 20__.........................    A-3
Notes to Balance Sheet..................................................    A-4

                          Independent Auditors' Report

Accredited Home Lenders, Inc.
  sponsor and administrator of
Accredited Mortgage Loan Trust 20_-_

      We have audited the accompanying balance sheet of Accredited Mortgage Loan Trust 20_-_, a Delaware business trust (the "Trust") as of ________, 20__. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet . An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

      In our opinion, such balance sheet above presents fairly, in all material respects, the financial position of Accredited Mortgage Loan Trust 20_-_, at _______, 20__, in conformity with accounting principles generally accepted in the United States of America.

                                          -------------------
___________, 20__

                      Accredited Mortgage Loan Trust 20_-_

                                 Balance Sheet

                                 ________, 20__

--------------------------------------------------------------------------------

Assets

      Cash .........................................................      $1,000
                                                                          ------
           Total assets ............................................      $1,000
                                                                          ------
Liabilities and Certificateholder Equity

      Liabilities ..................................................      $   --
      Certificateholder equity .....................................       1,000
                                                                          ------
           Total liabilities and certificateholder equity ..........      $1,000
                                                                          ------

      See accompanying notes to the balance sheet.

                      Accredited Mortgage Loan Trust 20_-_

                             Notes to Balance Sheet

                                ___________, 20__

1. Formation

      Accredited Mortgage Loan Trust 20_-_, a Delaware statutory business trust (the "Trust"), was formed in the state of Delaware on _________, 20__, with _______________, a national banking association as its owner trustee and Accredited Home Lenders, Inc. as its sponsor and administrator.

      The Trust was formed to engage exclusively in the following business and financial activities: to purchase or acquire from Accredited Home Lenders, Inc. certain property relating to certain receivables consisting of consumer purpose mortgage loans, and to pledge such receivables or interests therein to _______________________, as indenture trustee.

2. Capital Contribution

      Accredited Home Lenders, Inc. made an initial capital contribution of $1,000 to the Trust on ___________, 20__.

3. Registration Statement

      At __________, 20__, the Trust was in the process of preparing to issue up to $____________ of fixed rate notes bearing interest at ___% and $___________ of variable rate notes bearing interest at ____% in each case, with a final stated maturity date of ____, 20__.

================================================================================

                                $_______________

                      Accredited Mortgage Loan Trust 20_-_
                                     Issuer

                          Accredited Home Lenders, Inc.
                                     Sponsor

                          Accredited Home Lenders, Inc.
                                 Master Servicer

                                 $_____________
                              ____% Class A_1 Notes

                                 $_____________
                          Variable-Rate Class A_2 Notes

                               Asset-Backed Notes

                                  Series 20_-_

                     ------------------------------------
                              PROSPECTUS SUPPLEMENT

                               _____________, 20__
                     -----------------------------------

                             -------------------

================================================================================

            Prospectus supplement to prospectus dated ________, ____

--------------------------------------------------------------------------------

                                 $-------------

                      Accredited Mortgage Loan Trust 200_-_

                    Asset-Backed Certificates, Series 200_-_

                     $________ ____% Class A-1 Certificates

                 $_________ Variable-Rate Class A-2 Certificates

                                [Accredited Logo]

                        o     Accredited Home Lenders, Inc.
                        o     (Sponsor and Master Servicer)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You should read the section entitled "Risk Factors" starting on page S-__ of this prospectus supplement and on page __ of the accompanying prospectus and consider these factors before making a decision to invest in the certificates.

The certificates represent non recourse obligations of the trust only and are not interests in or obligations of any other person.

Neither the certificates nor the mortgage loans will be insured or guaranteed by any governmental agency or instrumentality.
--------------------------------------------------------------------------------

The trust fund--

o The trust fund consists primarily of two groups of residential mortgage loans. One group contains first lien or second fixed-rate mortgage loans, and the other group contains first or second lien adjustable-rate mortgage loans.

The certificates--

o Each class of certificates will be backed primarily by a pledge of one of the two groups of mortgage loans.

Credit enhancement--

o [The certificates will be unconditionally and irrevocably guaranteed as to the timely payment of interest and as to specified payments of principal pursuant to the terms of a certificate insurance policy to be issued by
                                 [Insurer Logo]]

o     [The certificates will be cross-collateralized to a limited extent.]

o [Excess interest from each group of mortgage loans will be used to create, increase and maintain a required level of over-collateralization for each respective class of certificates.]

               Original
             Certificate                                              Proceeds
              Principal    Interest      Price to the  Underwriting    to the       Final Stated
  Class        Balance       Rate        Public(1)      Discount     Sponsor(2)     Maturity Date
  -----        -------       ----        ---------      --------     ----------     -------------
   A-1     $__________      _____%       _________%       ___%       $__________     ___________
   A-2     $__________      _____%       _________%       ___%       $__________     ___________
  -----    -----------      ------       ---------        ----       -----------     -----------
  Total    $__________                                  $_______     $__________
           ===========                                  ========     ===========

(1) Plus in the case of the Class A-1 Certificates, interest accrued from _______, 20__.
(2) The proceeds to the sponsor were calculated without taking into account the expenses of this offering, which are estimated to be approximately $_________.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement. Any representation to the contrary is a criminal offense.

                                 [__________]

             The date of this prospectus supplement is ______, 20__.

            Important notice about the information presented in this prospectus supplement and the accompanying prospectus

            We provide information to you about the certificates in two separate documents that provide progressively more detail:

      o the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates, and

      o this prospectus supplement, which describes the specific terms of your series of certificates.

            If the accompanying prospectus contemplates multiple options, you should rely on the information in this prospectus supplement as to the applicable option.

            We cannot sell the certificates to you unless you have received both this prospectus supplement and the accompanying prospectus.

            Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

            We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The following table of contents provides the pages on which these captions are located.

                              Table of Contents

SUMMARY .................................................................    S-1

Risk Factors ............................................................    S-8

      Effect of Mortgage Loan Yield on Class A-2 Pass-Through Rate ......    S-8

The Mortgage Loan Pool ..................................................    S-8

      Bulk Acquisitions .................................................    S-9
      Group I Mortgage Loans ............................................    S-9
      Group II Mortgage Loans ...........................................   S-15

Yield And Maturity Considerations .......................................   S-23

      Payment Delay Feature of Certain Offered Certificates .............   S-29

Use Of Proceeds .........................................................   S-29

The Sponsor And The Master Servicer .....................................   S-29

The Subservicer .........................................................   S-37

Description Of The Certificates .........................................   S-37

      Book-Entry Registration of the Offered Certificates ...............   S-37

Distributions ...........................................................   S-39

      Distributions of Interest .........................................   S-39
      Distribution of Principal .........................................   S-39
      Distributions and Insured Payments With Respect to of the
      Offered Certificates ..............................................   S-40
      Calculation of LIBOR ..............................................   S-41
      Subordination of Class B Certificates .............................   S-41
      Cross Collateralization Provisions ................................   S-42

The Certificate Insurance Policy ........................................   S-43

The Certificate Insurer .................................................   S-43

The Pooling and Servicing Agreement .....................................   S-44

      Formation of the Trust ............................................   S-44
      Sale of Mortgage Loans ............................................   S-44
      Termination of the Trust ..........................................   S-45
      Optional Termination ..............................................   S-45

Material Federal Income Tax Consequences ................................   S-46

      REMIC Elections ...................................................   S-46
      The Class A-2 Certificates ........................................   S-47
      Taxation of Foreign Investors .....................................   S-47

ERISA Considerations ....................................................   S-48

Ratings .................................................................   S-48

Legal Investment Considerations .........................................   S-49

Underwriting ............................................................   S-49

Experts .................................................................   S-50

Certain Legal Matters ...................................................   S-50

                                   SUMMARY

      The following summary is qualified in its entirety by reference to detailed information appearing elsewhere in this prospectus supplement and the accompanying prospectus. Reference is made to the glossary for the definitions of certain capitalized terms in the prospectus supplement or the accompanying prospectus.

Issuer........................       Accredited Mortgage Loan Trust 20__-_.

Securities Offered............       Class A-1 Certificates and Class A-2
                                     Certificates.

Sponsor and Master Servicer...       Accredited Home Lenders, Inc., a
                                     California corporation.  The sponsor's
                                     principal executive offices are
                                     located at 15030 Avenue of Science,
                                     Suite 100, San Diego, California
                                     92128, and its phone number is (858)
                                     676-2100.

Subservicer...................       [__________________________].

Cut-Off Date..................       _____________, 200_.

Closing Date .................       __________, 200_.

The Certificates..............       Mortgage Loan Asset-Backed
                                     Certificates, Series 20__-_ consisting
                                     of the offered certificates, the class
                                     B certificates and the class R
                                     certificates. Only the offered
                                     certificates are offered hereby.

                                     The class A-1 and class B-1
                                     certificates will represent undivided
                                     ownership interests in the fixed-rate
                                     mortgage loans which comprise the
                                     group I mortgage loans (the "Group I
                                     Certificates").  The class A-2 and
                                     class B-2 certificates will represent
                                     undivided ownership interests in the
                                     adjustable-rate mortgage loans which
                                     comprise group II mortgage loans (the
                                     "Group II Certificates").

                                     The offered certificates are issuable
                                     in original principal amounts of
                                     $1,000 and integral multiples thereof,
                                     except that one certificate for each
                                     class of offered certificates may be
                                     issued in a lesser amount.

Final Scheduled
  Distribution Date...........       If the certificates have not already
                                     been paid in full, the issuer will pay
                                     the outstanding principal amount on
                                     the class A-1 certificates on
                                     ___________, 200_, and on the class
                                     A-2 certificates on _______, 200_.

The Mortgage Loans ...........       The aggregate principal balances of
                                     mortgage loans as of the statistic
                                     calculation date was $__________ with
                                     respect to the group I mortgage loans
                                     and $ _____________ with respect to
                                     the group II mortgage loans.  The
                                     sponsor expects that the aggregate
                                     principal balances of mortgage loans
                                     in the mortgage loan pool as of the
                                     closing date will be approximately
                                     $_______________ with respect to the
                                     group I mortgage loans and $
                                     _____________ with respect to the
                                     group II mortgage loans, in each case,
                                     plus or minus 5%.  See "The Mortgage
                                     Loan Pool" described herein.

                                     The mortgage loans will consist of
                                     loans used to purchase a new home, to
                                     refinance an existing mortgage loan on
                                     more favorable terms, to consolidate
                                     debt, or to obtain cash proceeds by
                                     borrowing against the Mortgagor's
                                     equity in the related mortgaged
                                     property.

                                     As of the statistic calculation date,
                                     the mortgage loans consisted of _____
                                     mortgages (and the related  mortgage
                                     certificates) on one to four-family
                                     residential properties (which may be
                                     condominiums, townhouses or homes in
                                     one to four-family residences),
                                     including investment properties
                                     located in ___ states, _______% of
                                     which were first priority mortgages
                                     and _____% of which were second
                                     priority mortgages.

                                     All of the mortgage loans will be
                                     closed-end mortgage loans in that the
                                     mortgagee is not required to make
                                     future advances thereunder; will have
                                     remaining terms to maturity of less
                                     than 30 years; and will be actuarial
                                     loans as defined herein under "The
                                     Mortgage Loan Pool" described herein.

                                     The mortgage loans will not be
                                     guaranteed by the sponsor, and no
                                     mortgage loan will be insured by
                                     primary mortgage insurance policies or
                                     pool insurance; [however, certain
                                     distributions due to the owners of the
                                     offered certificates will be insured
                                     by the certificate insurer pursuant to
                                     the certificate insurance policy.  See
                                     "The Certificate Insurance Policy" and
                                     "The Certificate Insurer" described
                                     herein].

Servicing of Mortgage Loans ..       The mortgage loans are required to be
                                     serviced by the master servicer
                                     pursuant to the pooling and servicing
                                     agreement.  [Pursuant to a
                                     subservicing agreement dated as of
                                     __________ between the
                                     master servicer and the subscriber (the
                                     "Subservicing Agreement"), the master
                                     servicer will delegate substantially all of its servicing obligations to the
                                     Subservicer.  See "Servicing of Loans"
                                     in the prospectus.  The Subservicer
                                     may not be removed or replaced without
                                     the consent of the Certificate
                                     Insurer].

Original Certificate
  Principal Balances .........       Class A-1 Certificates: $____________.

                                     Class A-2 Certificates: $____________.

                                     In the event that the sponsor does
                                     not, as of the closing date, have the
                                     full amount of mortgage loans which
                                     the sponsor expects to sell to the
                                     trust on such date (i.e.,
                                     $_______________ with respect to the
                                     group I mortgage loans and $
                                     _____________ with respect to the
                                     group II mortgage loans) the sponsor
                                     will reduce the amounts of the offered
                                     certificates (which, if such reduction
                                     relates to group I mortgage loans will
                                     be a pro rata reduction in each class
                                     of offered certificates); the sponsor
                                     does not expect that the original
                                     principal amount of any class of
                                     offered certificates will increase or
                                     decrease by more than 5% as a result
                                     of such non-delivery. Even if the full
                                     expected amount of mortgage loans is
                                     delivered, certain adjustments (plus
                                     or minus 5%) may occur in the class
                                     sizes.

Class A-1 Pass-Through Rate...       ____% per annum.

Class A-2 Pass-Through Rate ..       The Class A-2 Pass-Through Rate will
                                     be equal to the lesser of (a) with
                                     respect to any distribution date which
                                     occurs on or prior to the Step-Up
                                     Distribution Date, the London
                                     interbank offering rate ("LIBOR") for
                                     one-month United States dollar
                                     deposits ("One-Month LIBOR")
                                     (calculated as described under
                                     "Description of the Certificates --
                                     Calculation of LIBOR" herein) plus
                                     ____% per annum or (b) with respect to
                                     any distribution date thereafter,
                                     One-Month LIBOR plus ____% per annum
                                     and (ii) the Class A-2 Available Funds
                                     Pass-Through Rate for such
                                     distribution date.

Distributions.................       Distributions on the certificates are
                                     required to be made on the ____ day of
                                     each calendar month, or if such day is
                                     not a business day, the next
                                     succeeding business day (each, a
                                     "distribution date") commencing on
                                     ________, ____, to the owners as of
                                     the related record date. See
                                     "Description of the

                                     Certificates" and "Distributions" described herein.

Distributions of Interest ....       On each distribution date, the
                                     interest due with respect to each
                                     class of offered certificates will
                                     equal, in the case of the class A-1
                                     certificates, the interest due with
                                     respect to the class A-1 certificates,
                                     and will be the interest which has
                                     accrued thereon at the class A-1
                                     pass-through rate during the calendar
                                     month immediately preceding the
                                     calendar month in which such
                                     distribution date occurs.

                                     In the case of the class A-2
                                     certificates, the interest which has
                                     accrued thereon at the class A-2
                                     pass-through rate from the preceding
                                     distribution date (or from the closing
                                     date, in the case of the first
                                     distribution date) to and including
                                     the day prior to the current
                                     distribution date.

                                     Calculations of interest on the class
                                     A-1 certificates will be made on the
                                     basis of a 360-day year assumed to
                                     consist of twelve 30-day months; all
                                     calculations of interest on the class
                                     A-2 certificates will be made on the
                                     basis of the actual number of days
                                     elapsed in the related accrual period,
                                     divided by 360.

Distributions of Principal....       The owners of each class of offered
                                     certificates will be entitled to
                                     receive certain monthly distributions
                                     of principal on each distribution date
                                     which generally reflect collections of
                                     principal during the prior calendar
                                     month.  On each distribution date
                                     until the certificate principal
                                     balance for a class of offered
                                     certificates has been reduced to zero,
                                     the owners of each class of offered
                                     certificates will be entitled to
                                     receive 100% of the principal
                                     distribution amount with respect to
                                     the related mortgage loan group.

                                     The principal distribution amount for
                                     each mortgage loan group will
                                     generally equal:

                                        o   the amount of principal due or
                                     collected with respect to the related
                                     mortgage loans on account of scheduled
                                     payments due during the related
                                     remittance period,
                                        o   principal prepayments made
                                     during the related remittance period,
                                        o   the purchase or repurchase of
                                     mortgage loans required to be
                                     purchased or repurchased during the
                                     related remittance period,

                                        o   Substitution Amounts due with
                                     respect to mortgage loans substituted
                                     during the related remittance period
                                     and mortgage loans which became
                                     liquidated mortgage loans during the
                                     related remittance period, plus
                                        o   any Class B Interest to be
                                     applied to the Certificate Principal
                                     Balance of the related Class of
                                     Offered Certificates pursuant to the
                                     subordination provisions discussed
                                     below minus the amount of any excess
                                     subordination previously created
                                     pursuant to such subordination
                                     provisions.

                                     In no event will the class A principal
                                     distribution amount for any class of
                                     offered certificates and distribution
                                     date be less than zero or be greater
                                     than the then-outstanding certificate
                                     principal balance of the related class
                                     of offered certificates.

[Certificate Insurance Policy]       [The sponsor will obtain a
                                     noncancelable insurance policy with
                                     respect to the offered certificates,
                                     in favor of the trustee on behalf of
                                     the owners of the offered
                                     certificates.  On or before each
                                     distribution date, the certificate
                                     insurer will be required to make
                                     available to the trustee the amount,
                                     if any, by which the insured
                                     distribution amount for either class
                                     of offered certificates exceeds the
                                     funds available in the distribution
                                     account for distribution with respect
                                     to each class of offered certificates
                                     (after deducting the amount necessary
                                     to pay the related premium due to the
                                     certificate insurer, the trustee's
                                     fees and the servicing fee) as of such
                                     distribution date.]

Certificate Insurer ..........       [__________________________].

Delinquency Advances and             The master servicer will be obligated
Compensating Interest.........       to make delinquency advances to the
                                     extent that such delinquency advances,
                                     in the master servicer's reasonable
                                     judgment, are reasonably recoverable
                                     from the related mortgage loan.
                                     Delinquency advances are recoverable
                                     from (i) future collections on the
                                     mortgage loan which gave rise to the
                                     delinquency advance, (ii) proceeds
                                     from the liquidation of such mortgage
                                     loan and (iii) from certain excess
                                     cash flows not applied to any other
                                     purpose.  "Delinquency advances" are
                                     amounts deposited in the collection
                                     account by the master servicer equal
                                     to the sum of the interest and
                                     principal portions (net of the
                                     servicing fee and certain other
                                     administrative amounts, if any) due,
                                     but not collected with respect to
                                     delinquent
                                     mortgage loans during the related
                                     remittance period.  See "Servicing of
                                     Loans - Advances and Limitations Thereon" in the prospectus.

                                     In addition, the master servicer will
                                     also be required to deposit
                                     compensating interest in the
                                     collection account with respect to any
                                     full prepayment received on a mortgage
                                     loan during the related remittance
                                     period out of its own funds without
                                     any right of reimbursement therefor.
                                     "compensating interest" is an amount
                                     equal to the difference between (x) 30
                                     days' interest at the mortgage loan's
                                     coupon rate on the Loan Balance as of
                                     the first day of the related
                                     remittance period and (y) the interest
                                     paid by the Mortgagor with respect to
                                     such remittance period.  The master
                                     servicer will not be required to pay
                                     compensating interest with respect to
                                     any remittance period in an amount in
                                     excess of the aggregate servicing fee
                                     received by the master servicer for
                                     such remittance period.  See
                                     "Servicing of Loans - Servicing
                                     Compensation and Payment of Expenses"
                                     in the prospectus.

Servicing Fee ................       Accredited Home Lenders, Inc. will
                                     retain a servicing fee equal to _____%
                                     per annum.

Subordination of Class B             The class B certificates are
Certificates..................       subordinated to the class A
                                     certificates.  Such subordination is
                                     intended to enhance the likelihood
                                     that the owners of the class A
                                     certificates will receive full and
                                     timely receipt of all amounts due to
                                     them.  See "Distributions --
                                     Subordination of
                                     Class B Certificates" herein.

Optional Termination .........       The master servicer, acting directly
                                     or through a permitted designee, will
                                     have the right to purchase from the
                                     trust all the mortgage loans and other
                                     property then held by the trust, at a
                                     price at least equal to the aggregate
                                     certificate principal balances of all
                                     offered certificates plus the
                                     aggregate class A interest
                                     distribution amounts with respect
                                     thereto, on any remittance date after
                                     the remittance period during which the
                                     outstanding aggregate principal
                                     balances of the mortgage loans in the
                                     trust have declined to 10% or less of
                                     the aggregate principal balances of
                                     the mortgage loans as of the closing
                                     date.  See "The Pooling and Servicing
                                     Agreement - Optional Termination"
                                     herein.

Ratings.......................       It is a condition of the original
                                     issuance of the offered certificates
                                     that the offered certificates receive
                                     ratings of AAA by Standard & Poor's
                                     Ratings group, a division of The
                                     McGraw Hill Companies ("Standard &
                                     Poor's"), and Aaa by Moody's Investors
                                     Service, Inc. ("Moody's").  A security
                                     rating is not a recommendation to buy,
                                     sell or hold securities, and may be
                                     subject to revision or withdrawal at
                                     any time by the assigning entity.  The
                                     ratings issued by Standard & Poor's
                                     and Moody's on the payment of
                                     principal and interest do not cover
                                     the payment of the Supplemental
                                     Interest Amounts.  See "Ratings"
                                     herein and "Yield and Maturity
                                     Considerations" herein and in the
                                     prospectus.

Federal Tax Aspects ..........       For federal income tax purposes, an
                                     election will be made to treat certain
                                     assets of the trust as one or more
                                     REMICs.  Each class of the group I
                                     Certificates and Group II Certificates
                                     will be designated as a "regular
                                     interest" in a REMIC and each will be
                                     treated as a debt instrument of the
                                     trust for federal income tax
                                     purposes.  A class of class R
                                     certificates will be designated as the
                                     "residual interest" with respect to
                                     each REMIC election made by the
                                     trust.  See "Material Federal Income
                                     Tax Consequences" in the prospectus.
                                     The Class A-2 Certificates and the
                                     rights to receive the supplemental
                                     interest amounts will have the federal
                                     income tax characteristics described
                                     herein under "Material Federal Income
                                     Tax Consequences."

ERISA Considerations .........       The offered certificates may be
                                     purchased by employee benefit plans
                                     that are subject to ERISA, as amended,
                                     provided that certain conditions are
                                     satisfied.  See "ERISA Considerations"
                                     herein and in the prospectus.

Certain Legal Matters.........       Certain legal matters relating to the
                                     validity of the issuance of the
                                     certificates will be passed upon by
                                     Dewey Ballantine, New York, New York.

                                 Risk Factors

      Prospective investors in the Offered Certificates should consider the following factors (as well as the factors set forth under "Risk Factors" in the prospectus) in connection with the purchase of the Offered Certificates.

Effect of Mortgage Loan Yield on Class A-2 Pass-Through Rate.

      The group II mortgage loans primarily adjust semiannually, in some cases after an initial fixed period, based upon a six-month LIBOR index (the "Index") whereas the Class A-2 Pass-Through Rate on the Class A-2 Certificates adjusts monthly based on One-Month LIBOR and is limited, through the Class A-2 Available Funds Pass-Through Rate, by the interest rates on the related mortgage loans (unless supplemental interest amounts (the payment of which is not insured by the Certificate Insurer and the payment of which is not rated) are funded in full). Because the interest rates on the group II mortgage loans adjust less frequently than the Class A-2 Formula Pass-Through Rate (the maximum possible Class A-2 Pass- Through Rate), the actual Class A-2 Pass-Through Rate may be lower than the maximum possible amount for extended periods in a rising interest rate environment. In addition, One-Month LIBOR and the Index may respond to different economic and market factors, and there is not necessarily any correlation between them. Thus, it is possible, for example, that One- Month LIBOR may rise during periods in which the Index is falling or that, even if both One-Month LIBOR and the Index rise during the same period, One-Month LIBOR may rise much more rapidly than the Index. See "Description of the Certificates -- Pass-Through Rates" herein.

                             The Mortgage Loan Pool

      The statistical information presented in this prospectus supplement concerning the mortgage loan pool is based on the pool as of the statistic calculation date. As of the statistic calculation date, the aggregate principal balances of mortgage loans in the mortgage loan pool was $_______________ with respect to the group I mortgage loans and $ _____________ with respect to the group II mortgage loans. The sponsor expects that the aggregate principal balances of mortgage loans in the mortgage loan pool as of the closing date will be approximately $_______________ with respect to the group I mortgage loans and $ _____________ with respect to the group II mortgage loans. The additional mortgage loans will represent mortgage loans originated or acquired by the sponsor on or prior to the closing date. In addition, with respect to the pool as of the cut-off date as to which statistical information is presented herein, some amortization of the pool will occur prior to the closing date, certain loans included in the pool may prepay in full, and other loans may be determined not to meet the eligibility requirements for the final pool, and may not be included in the final pool. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pool will vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented in this prospectus supplement, although such variance will not be material. Unless otherwise noted, all statistical percentages in this prospectus supplement are measured by the aggregate principal balance of the related mortgage loans as of the statistic calculation date.

      The mortgage loan pool will consist of mortgage loans originated or acquired by the sponsor. See "The Sponsor and the Master Servicer" herein.

      The mortgage loan pool will consist of mortgage loans used to purchase a new home, to refinance an existing mortgage loan on more favorable terms, to consolidate debt, or to obtain cash proceeds by borrowing against the Mortgagor's equity in the related mortgaged property.

      As of the statistic calculation date, the mortgage loan pool contained _____ mortgage loans to be sold by the sponsor to the trust evidenced by mortgage certificates secured by mortgages on mortgaged properties located in ___ states. The mortgaged properties securing the mortgage loans will consist of single-family residences (which may be detached, part of a one-to four-family dwelling, a condominium unit or a unit in a planned unit development). The mortgaged properties may be owner-occupied [(which includes second and vacation homes)] or nonowner-occupied investment properties.

      Each of the mortgage loans will, as of the closing date, have a remaining term to maturity of less than 30 years; not be 30 or more days delinquent (except that certain mortgage loans, representing in the aggregate not in excess of 1.00% of the aggregate principal balance of all mortgage loans as of the cut-off date, may be 30-59 days delinquent); and, with respect to fixed-rate mortgage loans, have a mortgage rate of at least ____%.

      Each of the mortgage loans will be an "actuarial" loan, i.e., a loan under which scheduled payments of principal and interest are applied to the loan as of a scheduled date each month, regardless of when the payment is received. None of the mortgage loans will be a "rule of 78's" loan. As of the cut-off date, _____% of the mortgage loans were secured by first priority mortgages on the related mortgaged properties and _____% of the mortgage loans were secured by second priority mortgages on the related mortgaged properties.

      None of the mortgage loans will be insured by primary mortgage insurance policies.

      Each mortgage loan in the trust will be assigned to group I or group II based upon whether the mortgage loan has a fixed or an adjustable mortgage rate, respectively.

Bulk Acquisitions

      Loans representing ____% of the aggregate principal balance of the mortgage loans as of the statistic calculation date were purchased by the sponsor "servicing released" and were reunderwritten by the sponsor using the sponsor's underwriting guidelines and credit grading guidelines. All of the mortgage loans so purchased or to be so purchased are hereinafter referred to as the "bulk loans."

      As of the statistic calculation date, the weighted average Combined Loan-to-Value Ratio ("CLTV") of the bulk loans was ____%, the weighted average mortgage rate of the bulk loans was ____% per annum, the weighted average remaining term to maturity was ____ months with approximately ____ months of seasoning, and ___% of the bulk loans were secured by first priority mortgages.

Group I Mortgage Loans

      As of the statistic calculation date, the group I mortgage loans consisted of _____ loans for which the related mortgaged properties are located in __ states, as set forth herein. As of the statistic calculation date, the group I mortgage loans had an aggregate principal balance of $___________, the minimum principal balance of any of such mortgage loans was $__________, the maximum principal balance of any of such mortgage loans was $__________ and the average principal balance of such mortgage loans was approximately $___________. As of the statistic calculation date, the mortgage rates on the group I mortgage loans ranged from _____% to _____% per annum, and the weighted average mortgage rate of such mortgage loans was _____% per annum. As of the statistic calculation date, the group I mortgage loans had original terms to stated maturity ranging from ____ months to ____ months, remaining terms to stated maturity ranging from ____ months to ____ months, a weighted average original term to stated maturity of ____ months, a weighted average remaining term to stated maturity of ____ months and a weighted average seasoning of ____ months, and no such mortgage loan had a stated maturity later than _____________. As of the statistic calculation date, _____% of the group I mortgage loans by aggregate principal balance were loans that require monthly payments of principal that will fully amortize the mortgage loans by their respective maturity dates, and _____% of the group II mortgage loans by aggregate principal balance were "balloon" loans having a 30-year amortization schedule and a 15-year maturity.

      As of the statistic calculation date, the mortgage loans included in group I had a weighted average CLTV of _____%., a weighted average Junior Lien Ratio of _____%, and a weighted average Loan-to-Value Ratio ("LTV") of _____%. As of the statistic calculation date, approximately _____% of the group I mortgage loans by aggregate principal balance were secured by first priority mortgages and the remainder by second priority mortgages.

      The "Junior Lien Ratio" of a mortgage loan which is in a junior lien position is equal to the ratio (expressed as a percentage) of the original principal balance of such mortgage loan to the sum of (i) the original principal balance of such mortgage loan and (ii) the principal balance at the time of origination of the mortgage loan of any Senior Liens (computed at the time of origination of such mortgage loan).

      The following tables describe the group I mortgage loans and the related mortgaged properties based upon the group I mortgage loans as constituted at the opening of business on the statistic calculation date.

                Geographical Distribution of Mortgaged Properties
                             Group I Mortgage Loans

                        Number of       Aggregate       Percentage of Aggregate
                        Mortgage       Cut-off Date          Cut-off Date
        State             Loans     Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Arizona                   _____     $_______________             _____%
Arkansas                  _____      _______________             _____
California                _____      _______________             _____
Colorado                  _____      _______________             _____
Connecticut               _____      _______________             _____
Florida                   _____      _______________             _____
Georgia                   _____      _______________             _____
Hawaii                    _____      _______________             _____
Idaho                     _____      _______________             _____
Illinois                  _____      _______________             _____
Indiana                   _____      _______________             _____
Kansas                    _____      _______________             _____
Kentucky                  _____      _______________             _____
Louisiana                 _____      _______________             _____
Maine                     _____      _______________             _____
Maryland                  _____      _______________             _____
Massachusetts             _____      _______________             _____
Michigan                  _____      _______________             _____
Minnesota                 _____      _______________             _____
Mississippi               _____      _______________             _____
Missouri                  _____      _______________             _____
Montana                   _____      _______________             _____
Nevada                    _____      _______________             _____
New Jersey                _____      _______________             _____
New Mexico                _____      _______________             _____
New York                  _____      _______________             _____
North Carolina            _____      _______________             _____
Ohio                      _____      _______________             _____
Oklahoma                  _____      _______________             _____
Oregon                    _____      _______________             _____
Pennsylvania              _____      _______________             _____
Rhode Island              _____      _______________             _____
South Carolina            _____      _______________             _____
Texas                     _____      _______________             _____
Utah                      _____      _______________             _____
Vermont                   _____      _______________             _____
Virginia                  _____      _______________             _____
Washington                _____      _______________             _____
Wisconsin                 _____      _______________             _____
                  -------------     ----------------           -------
Total                     _____     $_______________            100.00%
                  =============     ================           =======

                 Distribution of Cut-off Date Principal Balances
                             Group I Mortgage Loans

                        Number of       Aggregate       Percentage of Aggregate
Range of Cut-off Date   Mortgage       Cut-off Date          Cut-off Date
 Principal Balances       Loans     Principal Balance      Principal Balance
--------------------------------------------------------------------------------
__________                _____     $_______________             _____%
__________                _____      _______________             _____
__________                _____      _______________             _____
__________                _____      _______________             _____
__________                _____      _______________             _____
__________                _____      _______________             _____
__________                _____      _______________             _____
__________                _____      _______________             _____
__________                _____      _______________             _____
__________                _____      _______________             _____
__________                _____      _______________             _____
__________                _____      _______________             _____
__________                _____      _______________             _____
                  -------------     ----------------           -------
Total                     _____     $_______________            100.00%
                  =============     ================           =======

                           Distribution of LTV Ratios
                             Group I Mortgage Loans

                        Number of       Aggregate       Percentage of Aggregate
                        Mortgage       Cut-off Date          Cut-off Date
      LTV Range           Loans     Principal Balance      Principal Balance
--------------------------------------------------------------------------------
    10.01 - 15.00         _____     $_______________             _____%
    15.01 - 20.00         _____      _______________             _____
    20.01 - 25.00         _____      _______________             _____
    25.01 - 30.00         _____      _______________             _____
    30.01 - 35.00         _____      _______________             _____
    35.01 - 40.00         _____      _______________             _____
    40.01 - 45.00         _____      _______________             _____
    45.01 - 50.00         _____      _______________             _____
    50.01 - 55.00         _____      _______________             _____
    55.01 - 60.00         _____      _______________             _____
    60.01 - 65.00         _____      _______________             _____
    65.01 - 70.00         _____      _______________             _____
    70.01 - 75.00         _____      _______________             _____
    75.01 - 80.00         _____      _______________             _____
    80.01 - 85.00         _____      _______________             _____
    85.01 - 90.00         _____      _______________             _____
                  -------------     ----------------           -------
Total                     _____     $_______________            100.00%
                  =============     ================           =======

                                     Group I
                       Distribution of Junior Lien Ratios
                               (Junior Liens Only)

                        Number of       Aggregate       Percentage of Aggregate
      Range of          Mortgage       Cut-off Date          Cut-off Date
 Junior Lien Ratios       Loans     Principal Balance      Principal Balance
--------------------------------------------------------------------------------
                          _____     $_______________             _____%
                          _____      _______________             _____
                          _____      _______________             _____
                          _____      _______________             _____
                          _____      _______________             _____
                          _____      _______________             _____
                          _____      _______________             _____
                          _____      _______________             _____
                          _____      _______________             _____
                  -------------     ----------------           -------
Total                     _____     $_______________            100.00%
                  =============     ================           =======

                      Distribution of Gross Interest Rates
                             Group I Mortgage Loans

                        Number of       Aggregate       Percentage of Aggregate
   Range of Gross       Mortgage       Cut-off Date          Cut-off Date
   Interest Rates         Loans     Principal Balance      Principal Balance
--------------------------------------------------------------------------------
_____                     _____     $_______________             _____%
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
_____                     _____      _______________             _____
                  -------------     ----------------           -------
Total                     _____     $_______________            100.00%
                  =============     ================           =======

                   Distribution of Remaining Terms to Maturity
                             Group I Mortgage Loans

 Range of Remaining                      Aggregate      Percentage of Aggregate
        Terms          Number of       Cut-off Date          Cut-off Date
     (in months)     Mortgage Loans  Principal Balance     Principal Balance
--------------------------------------------------------------------------------
105 - 115                  ____       $____________            ____%
116 - 120                  ____        ____________            ____
176 - 180                  ____        ____________            ____
236 - 240                  ____        ____________            ____
281 - 285                  ____        ____________            ____
286 - 290                  ____        ____________            ____
296 - 300                  ____        ____________            ____
356 - 360                  ____        ____________            ____
                  -------------     ---------------         -------
Total                     _____       $____________         100.00%
                  =============     ===============         =======

                          Distribution by Property Type
                             Group I Mortgage Loans

                                         Aggregate
                                       Cut-off Date    Percentage of Aggregate
                         Number of       Principal           Cut-off Date
    Property Type      Mortgage Loans     Balance         Principal Balance
--------------------------------------------------------------------------------
Single Family              ____       $____________                %
PUD                        ____        ____________            ____
Multi-Family               ____        ____________            ____
Condominium                ____        ____________            ____
Manufactured Housing       ____        ____________            ____
Townhouse                  ____        ____________            ____
                       --------     ---------------          ------
Total                                 $____________          100.00%
                       ========     ===============          ======

                        Distribution by Occupancy Status
                             Group I Mortgage Loans

                                         Aggregate
                                        Cut-off Date    Percentage of Aggregate
                         Number of       Principal           Cut-off Date
   Occupancy Status    Mortgage Loans     Balance          Principal Balance
--------------------------------------------------------------------------------
Owner Occupied             ____        $____________           ____%
Non-Owner Occupied         ____         ____________           ____
                       --------      ---------------         ------
Total                      ____        $____________         100.00%
                       ========      ===============         ======

                            Distribution of Seasoning
                             Group I Mortgage Loans

                                        Aggregate
                         Number of     Cut-off Date    Percentage of Aggregate
    Months Elapsed       Mortgage       Principal            Cut-off Date
  Since Origination        Loans         Balance          Principal Balance
--------------------------------------------------------------------------------
0                          ____       $____________            ____%
1 - 3                      ____        ____________            ____
70 - 72                    ____        ____________            ____
73 - 75                    ____        ____________            ____
76 - 78                    ____        ____________            ____
                       --------      --------------          ------
Total                                 $____________          100.00%
                       ========      ==============          ======

Group II Mortgage Loans

      As of the statistic calculation date, the group II mortgage loans consisted of ______ loans for which the related mortgaged properties are located in ___ states, as set forth herein. As of the statistic calculation date, the group II mortgage loans had an aggregate principal balance of $___________, the minimum principal balance of any of such mortgage loans was $____________, the maximum principal balance of any of such mortgage loans was $____________ and the average principal balance of such mortgage loans was approximately $__________. As of the statistic calculation date, t he weighted average current mortgage rate of the group II mortgage loans was ____%, the weighted average margin was ____% and the margins for such mortgage loans ranged from ____% to ____%.

      As of the statistic calculation date, the group II mortgage loans had original terms to stated maturity ranging from ____ months to ____ months, remaining terms to stated maturity ranging from ____ months to ____ months, a weighted average remaining term to stated maturity of ____ months, a weighted average original term to stated maturity of ____ and a weighted average seasoning of ____ months, and no such mortgage loan had a stated maturity later than ______________. As of the statistic calculation date, _____% of the group II mortgage loans by aggregate principal balance were loans that require monthly payments of principal that will fully amortize such mortgage loans by their respective maturity dates, and ____% of the group II mortgage loans by aggregate principal balance were "balloon" loans having a 30-year amortization schedule and a 15-year maturity.

      As of the statistic calculation date, the mortgage loans included in group II had a weighted average CLTV of _____%, a weighted average Junior Lien Ratio of _____%, and a weighted average LTV of _____%. As of the statistic calculation date, approximately _____% of the group II mortgage loans by aggregate principal balance were secured by first priority mortgages and the remainder by second priority Mortgages.

      All of the group II mortgage loans will bear interest at a six- month LIBOR rate plus a margin. [_____% are indexed on the average of the six-month LIBOR rates based on quotations at five major banks as set forth in the "Money Rates" section of The Wall Street Journal, Western Edition, on the last business day of the month; _____% are indexed on the average of the six-month LIBOR rates based on quotations at five major banks as set forth in the "Money Rates" section of The Wall Street Journal, Western Edition, on the first business day of the month; _____% are indexed on the average of the six-month LIBOR rates based on quotations of major banks, as published by the Federal National Mortgage Association ("FNMA"), on the first business day of the month; _____% are indexed on the average of the six-month LIBOR rates based on quotations at five major banks as set forth in the "Money Rates" section of the Wall Street Journal, Western Edition, on the most recent daily quote available.]

      As of the statistic calculation date, each of the group II mortgage loans had semiannual interest rate and semiannual payment adjustment frequencies (a) commencing with the seventh monthly payment, subject to a __% periodic rate adjustment cap and a __% lifetime rate adjustment cap, with respect to ___% of such mortgage loans; (b) commencing with the seventh monthly payment, subject to a __% periodic rate adjustment cap and a __% lifetime rate adjustment cap, with respect to ___% of such mortgage loans; (c) commencing with the seventh monthly payment, subject to a __% periodic rate adjustment cap and a __% lifetime rate adjustment cap, with respect to ___% of such mortgage loans; (d) commencing with the __th monthly payment, subject to a __% rate cap on the first adjustment, a __% periodic rate adjustment cap thereafter and a __% lifetime rate adjustment cap with respect to ___% of such mortgage loans; (e) commencing with the __th monthly payment, subject to a __% rate cap on the first adjustment, a __% periodic rate adjustment cap thereafter and a __% lifetime rate adjustment cap, with respect to ___% of such mortgage loans; and (f) commencing with the __th monthly payment, subject to a __% rate cap on the first adjustment, a __% periodic rate adjustment cap thereafter and a __% lifetime rate adjustment cap, with respect to ___% of such mortgage loans. As of the statistic calculation date, the weighted average number of months until the next reset date was approximately _____ months for the group II mortgage loans, the weighted average maximum mortgage rate was _____%, with maximum Note Rates ranging from _____% to _____%, and the weighted average minimum mortgage rate was _____% with minimum mortgage rates ranging from _____% to _____%.

      The following tables describe the group II mortgage loans and the related mortgaged properties based upon the group II mortgage loans as of the opening of business on the statistic calculation date.

                Geographical Distribution of Mortgaged Properties
                             Group II Mortgage Loans

                                         Aggregate
                                       Cut-off Date    Percentage of Aggregate
                         Number of       Principal           Cut-off Date
State                 Mortgage Loans      Balance         Principal Balance
--------------------------------------------------------------------------------
Arizona                    ____      $____________            ____%
California                 ____       ____________            ____
Colorado                   ____       ____________            ____
Connecticut                ____       ____________            ____
Delaware                   ____       ____________            ____
Florida                    ____       ____________            ____
Georgia                    ____       ____________            ____
Hawaii                     ____       ____________            ____
Idaho                      ____       ____________            ____
Illinois                   ____       ____________            ____
Indiana                    ____       ____________            ____
Kansas                     ____       ____________            ____
Kentucky                   ____       ____________            ____
Louisiana                  ____       ____________            ____
Maryland                   ____       ____________            ____
Massachusetts              ____       ____________            ____
Michigan                   ____       ____________            ____
Mississippi                ____       ____________            ____
Missouri                   ____       ____________            ____
Montana                    ____       ____________            ____
Nevada                     ____       ____________            ____
New Hampshire              ____       ____________            ____
New Jersey                 ____       ____________            ____
New Mexico                 ____       ____________            ____
North Carolina             ____       ____________            ____
Ohio                       ____       ____________            ____
Oregon                     ____       ____________            ____
Pennsylvania               ____       ____________            ____
Rhode Island               ____       ____________            ____
South Carolina             ____       ____________            ____
Texas                      ____       ____________            ____
Utah                       ____       ____________            ____
Virginia                   ____       ____________            ____
Washington                 ____       ____________            ____
Wisconsin                  ____                               ____
                      ---------     --------------          ------
Total                      ____      $____________          100.00%
                      =========     ==============          ======

                           Distribution of LTV Ratios
                             Group II Mortgage Loans

                                         Aggregate      Percentage of Aggregate
                        Number of      Cut-off Date          Cut-off Date
      LTV Range       Mortgage Loans Principal Balance     Principal Balance
--------------------------------------------------------------------------------
20.01 - 25.00             ____        $____________             ____%
25.01 - 30.00             ____         ____________             ____
30.01 - 35.00             ____         ____________             ____
35.01 - 40.00             ____         ____________             ____
40.01 - 45.00             ____         ____________             ____
45.01 - 50.00             ____         ____________             ____
50.01 - 55.00             ____         ____________             ____
55.01 - 60.00             ____         ____________             ____
60.01 - 65.00             ____         ____________             ____
65.01 - 70.00             ____         ____________             ____
70.01 - 75.00             ____         ____________             ____
75.01 - 80.00             ____         ____________             ____
80.01 - 85.00             ____         ____________             ____
85.01 - 90.00             ____         ____________             ____
                      --------       --------------           ------
Total                     ____        $____________           100.00%
                      ========       ==============           ======

                      Distribution of Gross Interest Rates
                             Group II Mortgage Loans

                                         Aggregate      Percentage of Aggregate
   Range of Gross       Number of      Cut-off Date          Cut-off Date
   Interest Rates     Mortgage Loans Principal Balance     Principal Balance
--------------------------------------------------------------------------------
6.001 - 6.500            ____         $____________             ____%
6.501 - 7.000            ____          ____________             ____
7.001 - 7.500            ____          ____________             ____
7.501 - 8.000            ____          ____________             ____
8.001 - 8.500            ____          ____________             ____
8.501 - 9.000            ____          ____________             ____
9.001 - 9.500            ____          ____________             ____
9.501 - 10.000           ____          ____________             ____
10.001 - 10.500          ____          ____________             ____
10.501 - 11.000          ____          ____________             ____
11.001 - 11.500          ____          ____________             ____
11.501 - 12.000          ____          ____________             ____
12.001 - 12.500          ____          ____________             ____
12.501 - 13.000          ____          ____________             ____
13.001 - 13.500          ____          ____________             ____
13.501 - 14.000          ____          ____________             ____
14.501 - 15.000          ____          ____________             ____
                      --------       --------------           ------
Total                     ____        $____________           100.00%
                      ========       ==============           ======

                   Distribution of Original Terms to Maturity
                             Group II Mortgage Loans

  Range of Original                      Aggregate      Percentage of Aggregate
        Terms           Number of      Cut-off Date          Cut-off Date
     (in months)      Mortgage Loans Principal Balance     Principal Balance
--------------------------------------------------------------------------------
________                  ____        $____________             ____%
________                  ____         ____________             ____
                      --------       --------------           ------
Total                     ____        $____________           100.00%
                      ========       ==============           ======

                 Distribution of Cut-off Date Principal Balances
                             Group II Mortgage Loans

                                         Aggregate      Percentage of Aggregate
Range of Cut-off Date   Number of       Cut-off Date          Cut-off Date
 Principal Balances   Mortgage Loans Principal Balance     Principal Balance
--------------------------------------------------------------------------------
_____________________      ____        $____________            ____%
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
_____________________      ____         ____________             ____
                       --------       --------------           ------
Total                      ____        $____________           100.00%
                       ========       ==============           ======

                          Distribution by Property Type
                             Group II Mortgage Loans

                                         Aggregate
                                        Cut-off Date    Percentage of Aggregate
                         Number of       Principal           Cut-off Date
    Property Type      Mortgage Loans     Balance          Principal Balance
--------------------------------------------------------------------------------
Single Family              ____       $____________             ____%
PUD                        ____        ____________             ____
Condominium                ____        ____________             ____
Multi- Family              ____        ____________             ____
Townhouse                  ____        ____________             ____
Manufactured Housing       ____        ____________             ____
Modular Home               ____        ____________             ____
2-4 Family                 ____        ____________             ____
                       --------      --------------           ------
Total                      ____       $____________           100.00%
                       ========      ==============           ======

                        Distribution by Occupancy Status
                             Group I Mortgage Loans

                                         Aggregate
                                        Cut-off Date    Percentage of Aggregate
                         Number of       Principal           Cut-off Date
   Occupancy Status    Mortgage Loans     Balance          Principal Balance
--------------------------------------------------------------------------------
Owner Occupied             ____        $____________            ____%
Non-Owner Occupied         ____         ____________            ____
                       --------       --------------          ------
Total                      ____        $____________          100.00%
                       ========       ==============          ======

                            Distribution of Seasoning
                             Group II Mortgage Loans

                                        Aggregate
                         Number of     Cut-off Date    Percentage of Aggregate
    Months Elapsed       Mortgage       Principal            Cut-off Date
  Since Origination        Loans         Balance          Principal Balance
--------------------------------------------------------------------------------
0                          ____      $____________             ____%
1 - 3                      ____       ____________             ____
70 - 72                    ____       ____________             ____
73 - 75                    ____       ____________             ____
76 - 78                    ____       ____________             ____
                       --------      -------------           ------
Total                      ____      $____________           100.00%
                       ========      =============           ======

                    Range of Maximum Mortgage Interest Rates
                             Group II Mortgage Loans

                                          Aggregate
     Range of Maximum       Number of    Cut-off Date   Percentage of Aggregate
         Mortgage           Mortgage      Principal          Cut-off Date
      Interest Rates          Loans        Balance         Principal Balance
--------------------------------------------------------------------------------
13.251 - 13.500               ____       $____________            ____%
13.501 - 13.750               ____        ____________            ____
13.751 - 14.000               ____        ____________            ____
14.001 - 14.250               ____        ____________            ____
14.251 - 14.500               ____        ____________            ____
14.501 - 14.750               ____        ____________            ____
14.751 - 15.000               ____        ____________            ____
15.001 - 15.250               ____        ____________            ____
15.251 - 15.500               ____        ____________            ____
15.501 - 15.750               ____        ____________            ____
15.751 - 16.000               ____        ____________            ____
16.001 - 16.250               ____        ____________            ____
16.251 - 16.500               ____        ____________            ____
16.501 - 16.750               ____        ____________            ____
16.751 - 17.000               ____        ____________            ____
17.001 - 17.250               ____        ____________            ____
17.251 - 17.500               ____        ____________            ____
17.501 - 17.750               ____        ____________            ____
17.751 - 18.000               ____        ____________            ____
18.001 - 18.250               ____        ____________            ____
18.251 - 18.500               ____        ____________            ____
18.501 - 18.750               ____        ____________            ____
18.751 - 19.000               ____        ____________            ____
19.001 - 19.250               ____        ____________            ____
19.251 - 19.500               ____        ____________            ____
19.751 - 20.000               ____        ____________            ____
20.001 - 21.990               ____        ____________            ____
                             ------       -------------          ------
Total                          899       $____________          100.00%
                            ======       =============          ======

                    Range of Minimum Mortgage Interest Rates
                             Group II Mortgage Loans

    Range of Minimum     Number of       Aggregate      Percentage of Aggregate
   Mortgage Interest     Mortgage       Cut-off Date          Cut-off Date
         Rates             Loans     Principal Balance     Principal Balance
--------------------------------------------------------------------------------
 6.251 -  6.500            ____           $____________            ____%
 6.501 -  6.750            ____            ____________            ____
 6.751 -  7.000            ____            ____________            ____
 7.001 -  7.250            ____            ____________            ____
 7.251 -  7.500            ____            ____________            ____
 7.501 -  7.750            ____            ____________            ____
 7.751 -  8.000            ____            ____________            ____
 8.001 -  8.250            ____            ____________            ____
 8.251 -  8.500            ____            ____________            ____
 8.501 -  8.750            ____            ____________            ____
 8.751 -  9.000            ____            ____________            ____
 9.001 -  9.250            ____            ____________            ____
 9.251 -  9.500            ____            ____________            ____
 9.501 -  9.750            ____            ____________            ____
 9.751 - 10.000            ____            ____________            ____
10.001 - 10.250            ____            ____________            ____
10.251 - 10.500            ____            ____________            ____
10.501 - 10.750            ____            ____________            ____
10.751 - 11.000            ____            ____________            ____
11.001 - 11.250            ____            ____________            ____
11.251 - 11.500            ____            ____________            ____
11.501 - 11.750            ____            ____________            ____
11.751 - 12.000            ____            ____________            ____
12.001 - 12.250            ____            ____________            ____
12.251 - 12.500            ____            ____________            ____
12.501 - 12.750            ____            ____________            ____
13.251 - 13.500            ____            ____________            ____
13.501 - 13.750            ____            ____________            ____
14.501 - 14.750            ____            ____________            ____
14.751 - 15.000            ____            ____________            ____
                       --------          --------------          ------
Total                      ____           $____________          100.00%
                       ========          ==============          ======

                             Range of Gross Margins
                             Group II Mortgage Loans

                                          Aggregate      Percentage of Aggregate
   Range of Gross       Number of       Cut-off Date          Cut-off Date
      Margins        Mortgage Loans   Principal Balance     Principal Balance
--------------------------------------------------------------------------------
4.501 - 4.750            ____              $____________          ____%
4.751 - 5.000            ____               ____________          ____
5.001 - 5.250            ____               ____________          ____
5.251 - 5.500            ____               ____________          ____
5.501 - 5.750            ____               ____________          ____
5.751 - 6.000            ____               ____________          ____
6.001 - 6.250            ____               ____________          ____
6.251 - 6.500            ____               ____________          ____
6.501 - 6.750            ____               ____________          ____
6.751 - 7.000            ____               ____________          ____
7.001 - 7.250            ____               ____________          ____
7.251 - 7.500            ____               ____________          ____
7.501 - 7.750            ____               ____________          ____
7.751 - 8.000            ____               ____________          ____
8.001 - 8.250            ____               ____________          ____
8.251 - 8.500            ____               ____________

8.501 - 8.750            ____               ____________          ____
8.751 - 9.000            ____               ____________          ____
9.001 - 9.250            ____               ____________          ____
9.251 - 9.500            ____               ____________          ____
9.501 - 9.750            ____               ____________          ____
9.751 - 10.000           ____               ____________          ____
10.001 - 10.250          ____               ____________          ____
10.501 - 10.750          ____               ____________          ____
10.751 - 11.000          ____               ____________          ____
13.001 - 13.250          ____               ____________          ____
13.251 - 13.500          ____               ____________          ____
                       ------              -------------        ------
Total                    ____              $____________        100.00%
                       ======              =============        ======

                     Month and Year of Next Rate Change Date
                             Group II Mortgage Loans

                                                              Percentage of
                                           Aggregate            Aggregate
  Month and Year of      Number of       Cut-off Date          Cut-off Date
Next Rate Change Date  Mortgage Loans  Principal Balance    Principal Balance
--------------------------------------------------------------------------------
_____________________       ____            $____________          ____%
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
_____________________       ____             ____________          ____
                        --------           --------------        ------
Total                       ____            $____________        100.00%
                        ========           ==============        ======

                      Yield And Maturity Considerations

      The weighted average life of, and, if purchased at other than par (disregarding, for purposes of this discussion, the effects on the yield of a Class A-1 Certificate resulting from the timing of the closing date and those considerations discussed below under "-- Payment Delay Feature of Certain Offered Certificates"), the yield to maturity on an Offered Certificate will be directly related to the rate of payment of principal of the mortgage loans in the related mortgage loan group, including for this purpose voluntary payment in whole or in part of mortgage loans in the mortgage loan group prior to stated maturity (a "prepayment"), liquidations due to defaults, casualties and condemnations, and repurchases of mortgage loans in the related mortgage loan group by the sponsor, the master servicer or the Certificate Insurer. The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment. See "Yield and Maturity Considerations" in the prospectus.

      The final scheduled distribution date is __________________ for the Class A-1 Certificates and _______________ for the Class A-2 Certificates. Such final scheduled distribution dates are based on a 0% prepayment assumption with no Class B Interest used to make accelerated payments of principal to the owners of the Offered Certificates and on the assumptions specified below in this section. The original principal amounts of the Class A-1 Certificates and the Class A-2 Certificates as of the closing date less all amounts previously distributed to the owners of such Offered Certificates (other than the Certificate Insurer) on account of principal are referred to herein as the "Class A-1 Certificate Principal Balance" and the "Class A-2 Certificate Principal Balance", respectively, or the related "Certificate Principal Balance."

      The actual final distribution date with respect to each Class of Offered Certificates could occur significantly earlier than the final scheduled distribution date because (i) Class B Interest will be used to make accelerated payments of principal to the owners of each Class of Offered Certificates, which payments will have the effect of shortening the weighted average lives of the Offered Certificates of each Class, (ii) prepayments are likely to occur which shall be applied to the payment of the Certificate Principal Balances and (iii) the master servicer or, in limited circumstances, the Certificate Insurer, may cause a termination of the trust when the aggregate outstanding principal amount of the mortgage loans in the trust has declined to 10% or less of the aggregate principal balance of the mortgage loans in the trust as of the closing date.

      The tables set forth below are based on a prepayment assumption (the "prepayment assumption") which assumes that each month during the remaining terms of a pool of mortgage loans, a specified percentage of the then-outstanding principal balance of such mortgage loans is prepaid. The "100% prepayment assumption" assumes a conditional prepayment rate of _____% per annum of the then-outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional _____% (precisely, 17/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, the 100% prepayment assumption assumes a conditional prepayment rate of _____% per annum each month. The 0% prepayment assumption assumes prepayment rates equal to 0% of the 100% prepayment assumption, i.e., no prepayments on the mortgage loans, and each percentage prepayment assumption between 0% and 100% assumes the prepayment rates equal to the specified percentage of the rates for the 100% prepayment assumption. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans relating to the Offered Certificates. The sponsor believes that no existing statistics of which it is aware provide a reliable basis for holders of Offered Certificates to predict the amount or the timing of receipt of prepayments on the mortgage loans. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the Offered Certificates. The sponsor makes no representations or warranties as to the rate of prepayment or the factors to be considered in connection with such determination.

      The tables below were prepared based on the prepayment assumption, the assumptions in the following paragraph and the characteristics of a hypothetical pool of mortgage loans with the same percentage composition as the mortgage loan pool as of the statistic calculation date. To the extent the mortgage loans in each mortgage loan group as of the closing date have characteristics which differ from those assumed in preparing the tables set forth below, such discrepancy may have an effect upon the percentages of the Certificate Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables.

      For the purpose of the tables below, it is assumed that:

            o the mortgage loan pool consists of two pools of mortgage loans with aggregate principal balances equal to the expected original Certificate Principal Balances for the Offered Certificates set forth herein and having the same percentage composition of characteristics as the mortgage loan groups as of the statistic calculation date as set forth below,

            o     the closing date is _______ .

            o distributions on the Certificates are made on the 25th day of each month regardless of the day on which the distribution date actually occurs, commencing in _______, in accordance with the priorities described herein,

            o all prepayments are prepayments in full and include 30 days' interest thereon,

            o     no early termination of the trust occurs,

            o the "Specified Subordinated Amounts" (as defined under "Distributions -- Subordination of the Class B Certificates") are set initially as specified in the pooling and servicing agreement and thereafter decrease in accordance with the provisions of the pooling and servicing agreement, (vii) no mortgage loan is ever delinquent,

            o the assumed levels of One-Month LIBOR and six-month LIBOR are _____% and _____%, respectively,

            o the Offered Certificates have the respective pass- through rates and original principal balances as set forth herein, and

            o all of the additional mortgage loans are delivered to the trust by the closing date.

                            Group I Mortgage Loans

                                                                       Original
                       Mortgage    Original Term   Remaining Term     Amortizing
     Principal         Interest     to Maturity      to Maturity         Term
    Balance ($)        Rate (%)     (in months)      (in months)     (in months)
-------------------  ------------  -------------   ---------------   -----------
___________________  ____________  _____________   _______________   ___________
___________________  ____________  _____________   _______________   ___________
___________________  ____________  _____________   _______________   ___________
___________________  ____________  _____________   _______________   ___________

                           Group II Mortgage Loans

                                        Original
              Current       Original    Term to     Remaining      Minimum      Maximum              Initial     Subsequent
              Mortgage     Amortizing   Maturity     Term to      Mortgage      Mortgage    Gross    Periodic    Periodic
 Principal     Interest       Term      (in          Maturity     Interest      Interest    Margin   Rate Cap       Rate
 Balance($)    Rate (%)   (in months)    months)   (in months)    Rate (%)      Rate (%)      (%)       (%)       Cap (%)
 ----------    --------   -----------    -------   -----------    --------      --------      ---       ---       -------
___________  __________  ____________   ________   __________     ________      ________    ______   ________    ___________
___________  __________  ____________   ________   __________     ________      ________    ______   ________    ___________
___________  __________  ____________   ________   __________     ________      ________    ______   ________    ___________
___________  __________  ____________   ________   __________     ________      ________    ______   ________    ___________


              Months Until              Rate
               Next Rate             Adjustment
 Principal     Adjustment            Frequency
 Balance($)       Date       Index  (in months)
 ----------       ----       -----  -----------
___________   ____________   _____  ____________
___________   ____________   _____  ____________
___________   ____________   _____  ____________
___________   ____________   _____  ____________

The following tables set forth the percentages of the initial principal amount of the Class A-1 and Class A-2 Certificates that would be outstanding after each of the dates shown, based on the percentage prepayment assumptions set forth below. The percentages have been rounded to the nearest 1%.

                Percentage of Initial Class A-1 Principal Balance
      Outstanding at the Following Percentages of the Prepayment Assumption

Payment Date          0%     55.00%   82.50%  110.00%  165.00%  220.00%  275.00%
--------------------------------------------------------------------------------
Initial               100%    100%     100%     100%     100%     100%     100%
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __

Weighted Average     ____     ____     ____     ____     ____    ____      ____
Life to Maturity
(years)

Weighted Average     ____     ____     ____     ____     ____    ____      ____
Life to Call
(years)

----------

(1) Assuming the early termination of the trust is exercised when the aggregate principal balance of the Class A-1 Certificates is equal to or less than 10% of the original aggregate principal balance of the Class A-1 Certificates.

                Percentage of Initial Class A-2 Principal Balance
      Outstanding at the Following Percentages of the Prepayment Assumption

Payment Date         0.00%   62.50%   93.75%  125.00%  187.50%  250.00%  312.50%
--------------------------------------------------------------------------------
Initial               100%    100%     100%     100%     100%     100%     100%
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __
                       __      __       __       __       __       __       __

Weighted Average     ____     ____     ____     ____     ____    ____      ____
  Life to Maturity
  (years)

Weighted Average     ____     ____     ____     ____     ____    ____      ____
  Life to Call
  (years)(1)

----------

(1) Assuming the early termination of the trust is exercised when the aggregate principal balance of the Class A-2 Certificates is equal to or less than 10% of the original aggregate principal balance of the Class A-2 Certificates.

Payment Delay Feature of Certain Offered Certificates

      The effective yield to the beneficial owners of the Class A-1 Certificates will be lower than the yield otherwise produced by the respective Class A-1 Pass-Through Rate and purchase price of such Certificates because principal and interest distributions will not be payable to such holders until at least the twenty-fifth day of the month following the month of accrual (without any additional distribution of interest or earnings thereon in respect of such delay).

                                 Use Of Proceeds

      The sponsor will sell the mortgage loans to the trust concurrently with the sale of the Offered Certificates and the net proceeds from the sale of the Offered Certificates will be applied to the purchase of the mortgage loans. Such net proceeds will (together with the Class B Certificates and the Class R Certificates retained by the sponsor or its affiliates) represent the purchase price paid by the trust to the sponsor for the sale of the mortgage loans to the trust. Such amount will be determined as a result of the pricing of the Offered Certificates through the offering described in this prospectus supplement. The net proceeds to be received from the sale of the mortgage loans will be added to the sponsor's general funds and will be available for general corporate purposes, including the repayment of debt and the purchase of new mortgage loans.

                       The Sponsor And The Master Servicer

      Accredited Home Lenders, Inc., is a nationwide mortgage banking institution engaged in the business of originating, financing, selling, securitizing and servicing residential mortgage loans which do not conform to the credit or other criteria established by Fannie Mae and Freddie Mac, commonly referred to as 'nonconforming' or 'non-prime' mortgage loans.

      Accredited's mortgage loan originations are primarily wholesale i.e., conducted through mortgage brokers. On a smaller scale, Accredited makes retail originations directly to borrowers. As of March 31, 2002, Accredited's wholesale operations were conducted from its San Diego, CA, headquarters and its regional processing centers in Anaheim, CA; Atlanta, GA; Oakbrook, IL; Burtonsville, MD; Cincinnati, OH; and Warwick, RI; and Accredited's retail operations were conducted from the Anaheim and San Diego, CA, offices as well as 15 other offices located primarily in the western United States.

      Accredited performs the servicing functions for its loan originations prior to sale or securitization and for a portion of its loan originations sold or securitized on a servicing-retained basis. As of March 31, 2002, Accredited performed the servicing functions for residential mortgage loans with an aggregate unpaid principal balance of approximately $1.3 billion.

      Accredited's total annual mortgage loan production has increased steadily from $542 million in 1998 to $1.1 billion in 1999, $1.5 billion in 2000, and $2.3 billion in 2001.

      Accredited was incorporated on May 14, 1990, and commenced operations in September of that year. As of March 31, 2002, Accredited had 963 employees, approximately 300 of which were operating out of Accredited's San Diego headquarters, which includes approximately 48,800 square feet. The primary address for Accredited's headquarters is 15030 Avenue of Science, Suite 100, San Diego, California 92128, and Accredited's telephone number is (858) 676-2100.

      The securities will not represent an interest in or obligation of, nor are the mortgage loans guaranteed by the sponsor or the master servicer, nor will the mortgage loans be insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

      A registration statement relating to shares of common stock of Accredited Home Lenders Holding Co., an affiliate of Accredited, has been filed with the SEC but has not yet become effective. Accredited Home Lenders Holding Co.'s common stock may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Underwriting

      Each mortgage loan originated or acquired by Accredited is underwritten prior to loan closing, or re-underwritten after loan closing but prior to purchase by Accredited, in accordance with Accredited's underwriting guidelines. Accredited's underwriting process is intended to assess a loan applicant's credit standing and repayment ability and the value and adequacy of the real property security as collateral for the proposed loan. All underwriting and re-underwriting is performed by Accredited's underwriting personnel, and Accredited does not delegate underwriting authority to any broker, correspondent or other mortgage loan provider. Accredited's underwriting standards are applied in a standardized manner which complies with applicable federal and state laws and regulations.

Brokers and Correspondents

      All of Accredited's prospective mortgage brokers and correspondents are subjected to a pre-approval process, including verification that all required licenses are current, and are required to sign agreements pursuant to which they represent and warrant compliance with Accredited's underwriting guidelines and all applicable laws and regulations. Accredited periodically reviews each of its mortgage broker's and correspondent's performance relative to issues disclosed by Accredited's quality control review, and discontinues relationships with unacceptable performers.

Loan Applications and Credit Reports

      Each prospective mortgagor completes a mortgage loan application that includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. At least one credit report on each applicant from an independent, nationally recognized credit reporting company is required. The credit report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions, or judgments. All derogatory credit items occurring within the preceding two years and all credit inquiries within the preceding 90 days must be addressed by the applicant to the satisfaction of Accredited.

Property Appraisals

      A full appraisal of the property proposed to be pledged as collateral is required in connection with the origination of each loan. Appraisals are performed by licensed, third-party, fee-based appraisers and include, among other things, an inspection of the exterior and interior of the subject property. Appraisals are also required to address neighborhood conditions, site and zoning status and the condition and value of improvements. Following each appraisal, the appraiser prepares a report which includes a reproduction costs analysis (when appropriate) based on the current cost of constructing a similar home and market value analysis based on recent sales of comparable homes in the area. Appraisals generally conform to the Uniform Standards of Professional Appraisal Practice and must be on forms acceptable to Freddie Mac and Fannie Mae. Every appraisal is reviewed by a non-affiliated appraisal review firm or by Accredited's Appraisal Review Department or a qualified underwriter before the mortgage loan is closed.

The appraisal may not be more than 180 days old on the day the loan is funded. In most instances, Accredited requires a second drive-by appraisal for loan sizes between $400,000 to $500,000 and a second full appraisal for loan sizes above $500,000 or for properties that have a value of more than $650,000.

Income and Assets Verification

      Accredited's underwriting guidelines require verification of the income of each applicant pursuant to "Full Documentation", "Lite Documentation" or "Stated Income" programs. Under each of these programs, Accredited reviews the loan applicant's source of income calculates the amount of income from sources indicated on the loan application or similar documentation, and calculates debt service-to-income ratios to determine the applicant's ability to repay the loan. Under the Full Documentation program, applicants are generally required to submit the last two pay stubs and written verification of income signed by the employer, Forms W-2 or 1040 and, in the case of self-employed applicants, Forms 1120 and profit and loss statements, in each case covering the preceding two years. Under the Lite Documentation program, applicants are generally required to submit a year-to-date pay stub or personal bank statements and, in the case of self-employed applicants, profit and loss statements, in each case covering at least the preceding six months. Under the Stated Income program, applicants are evaluated based upon income as stated in the mortgage loan application. Under all programs, Accredited may verify by telephone employment, business and income, and self-employed applicants may be required to submit a business license.

      Verification of the source of funds (if any) required to be paid by the applicant at closing is generally required under all documentation programs in the form of a standard verification of deposit, two months' consecutive bank statements or other acceptable documentation. Twelve months' mortgage payment or rental history must be verified by the related lender or landlord.

Credit Classifications

      A critical function of Accredited's underwriting process is to identify the level of credit risk associated with each applicant for a mortgage loan. Accredited has established five principal classifications, "A+" to "C," with respect to the credit profile of potential borrowers, and a rating is assigned to each loan based upon these classifications. Accredited has a sixth, generally inactive credit classification, called "C-" which may be assigned to a borrower with a foreclosure or bankruptcy and can still be used on an exception basis with approval from a senior corporate underwriter. Accredited assigns credit grades by analyzing mortgage payment history, consumer credit history, credit score, bankruptcy history, and debt-to- income ratio.

Quality Control

      Each month, Accredited's quality control department generally reviews and re-underwrites 5% to 10% of all of the loans that Accredited originates. The initial sample focuses on any loan with a first payment default or early payoff, or where fraud is suspected. Also, loans are randomly sampled from pools designated for securitization or other programs in which Accredited retains the risk of loss on the loans. The quality control department re-underwrites these loans, re-verifies the sources of income, re-verifies employment, and reviews the appraisals to ensure collateral values for the loans are supported. When fraud is suspected, the quality control department undertakes a comprehensive re-underwriting of not only that loan, but any related loans connected to the brokers, appraisers, or other parties to the transaction in question. All findings of the quality control department are reported on a regular basis to members of senior management. The Chief Executive Officer and the Chief Operating Officer, along with the Director of Operations and others analyze the results of the monthly quality control department audits as well as performance trends and servicing issues. Based upon this analysis, corrective actions are taken.

Loan Programs

      Accredited's mortgage loans are made for the purpose of enabling borrowers to purchase new homes, refinance existing mortgage loans, consolidate debt and/or obtain cash for whatever purposes the borrowers desire. Accredited's single-family residence loans are secured by one- to four-unit primary residences, one-unit second homes, or one- to four-unit investment properties, and eligible property types are deemed to include single-family detached homes, semi-detached homes, row or townhomes, individual condominiums, individual units in planned-unit developments, manufactured housing, and leasehold estates. These collateral types are consistent with the Freddie Mac Seller-Servicer Guide for describing mortgage eligibility requirements. The mortgaged properties may be owner-occupied, second or vacation homes, or non-owner occupied investment properties.

      Accredited's loans have payment schedules based primarily upon (1) an interest rate that is constant over the life of the loan, commonly referred to as "fixed-rate loans" or (2) generally, an interest rate that is fixed for the initial two or three years and adjusts after an initial fixed period of two or three years and every six months thereafter, sometimes referred to as "adjustable-rate loans". Generally, the payments on Accredited's fixed-rate loans are calculated to fully repay the loans in 15 or 30 years, or, in the case of so-called "balloon" loans, the payments are based on a 30-year repayment schedule, but all unpaid principal is due in a larger "balloon" payment at the end of 15 years. The payments on Accredited's adjustable-rate loans are calculated to fully repay the loans in 30 years, and the payment amounts are adjusted whenever the interest rates are adjusted. Accredited's adjustable-rate loans with a two-year initial fixed-rate period are commonly referred to as "2/28's" and Accredited's adjustable-rate loans with a three-year initial fixed-rate period are commonly referred to as "3/27's".

      The interest rate adjustments on Accredited's adjustable-rate loans are determined by adding a "margin" to an "index" rate, subject to certain adjustment limitations. The "margin" is a percentage established at origination of a loan, and the "index" for Accredited's adjustable-rate loans is six-month LIBOR, and is determined as of a specified time prior to the interest adjustment date. It is common during the initial fixed-rate period of an adjustable-rate loan to allow the borrower to pay a rate lower than the margin plus the index at loan origination. Over time, the rate may adjust upward such that, eventually, the interest rate will equal the index plus the entire margin. Such adjustments are generally limited to no more than 1.5% at each adjustment date, and the interest rates may not be adjusted above or below a maximum and minimum amount specified in the loan documents. The goal is to acclimate the borrower to the repayment obligation, yet be able to achieve the fully indexed interest rate over time.

      Accredited offers a full range of subprime mortgage loan programs, and the key distinguishing features of each program are the documentation required, the LTV, the mortgage and consumer credit payment history, the property type and the credit score necessary to qualify under a particular program. Nevertheless, each program relies upon Accredited's analysis of each borrower's ability to repay, the risk that the borrower will not repay the loan, the fees and rates Accredited charges, the value of the collateral, the benefit Accredited believes it is providing to the borrower, and the loan amounts relative to the risk Accredited believes it is taking.

      The following tables set forth Accredited's loan-to-value and debt service-to-income ratio maximums for Accredited's core loan programs based upon documentation type, property type, and credit profile ("SFR" means single-family residence; "PUD" means planned unit development; and "N/O/O" means non-owner occupied):

                              Full Documentation

           Maximum                                                                     Maximum Loan-To-Value Ratios
           Mortgage                         Time Elapsed                       Owner Occupied          Non-Owner Occupied     Max
           Delinquencies                    Since                                  Rate/                     Rate/           Debt to
Credit     During Last                      Bankruptcy or     Property             Term   Cash-Out           Term   Cash-Out Income
Level      Year           Consumer Credit   Foreclosure       Type        Purch    Refi   Refi      Purch    Refi   Refi     Ratios
A+         0x30           2x30; min 640     4 years since     SFR/PUD     100%     100%      100%   N/A      N/A    N/A       50%-
                          credit score.     Bankruptcy        Condo       90%      90%       90%                              55%
                                            discharge or
                                            Foreclosure.

A          0x30           0x30; > 90% min   3 years since     SFR/PUD     100%     100%      100%   N/A      N/A    N/A       50%-
                          580 credit        Bankruptcy        Condo       90%      90%       90%                              55%
           1x30 not       score.            discharge or      SFR, 2      90%      90%       90%    80%      80%    80%       50%-
           rolling;       2x30. Past due    Foreclosure.      unit PUD    85%      85%       85%    80%      80%    80%       55%
           0x30 for       accounts must                       Condo 3-4   85%      85%       85%    80%      80%    80%
           N/O/O > 70%    be brought                          unit        85%      85%       85%    80%      80%    80%
           LTV.           current or paid.

A-         1x30 not       >90% LTV          2 years since     SFR/PUD     100%     100%      100%   N/A      N/A    N/A       50%
           rolling;       minimum 580       Bankruptcy        Condo       90%      90%       90%                              55%
           2x30;          credit score;     discharge. 3                  90%      90%       90%    80%      80%    80%       50%
           rolling 30's   2x30              years since       SFR, 2      85%      85%       85%    75%      75%    75%       55%
           OK             =  90% LTV max    Foreclosure.      unit PUD    85%      85%       85%    75%      75%    75%
                          4x30. Past due                      Condo 3-4   80%      80%       80%    75%      75%    75%
                          accounts must                       unit
                          be brought
                          current or paid.

B          4x30 or 2x30   Average credit    18 months since   SFR PUD     85%      85%       85%    70%      70%    70%       50%
           + 1x60;        with 60-day       Bankruptcy        Condo 2-4   80%      80%       75%    70%      70%    70%       55%
           rolling 30's   lates and         discharge. May    unit        80%      80%       75%    70%      70%    70%
           OK (No 60's    isolated 90-day   consider                      80%      80%       75%    70%      70%    70%
           for > 80%      lates. Majority   performing
           LTV)           of trades must    Chapter 13 on a
                          be current.       case by case
                          Past due          basis. 2 years
                          accounts must     since
                          be brought        Foreclosure.
                          current or
                          paid. 85% LTV:
                          min 550 credit
                          score.

C          Any number     Fair credit w/    1 year since      SFR PUD     80%      80%       80%    65%      65%    65%       50%
           of 30's or     90-day lates      Bankruptcy        Condo 2-4   75%      75%       75%    65%      65%    65%
           3x30 + 1x60    and isolated      discharge or                  75%      75%       70%    65%      65%    65%
           or 2x60 +      120-day lates,    Foreclosure.                  70%      70%       70%    65%      65%    65%
           1x90 (No       charge-offs &     May consider
           90's for >     collections.      performing
           75% LTV)       Must be some      Chapter 13 on a
                          major recent      case by case
                          positive          basis. 80% LTV:
                          trades. Past      2 years.
                          due accounts
                          must be brought
                          current or
                          paid. 80% LTV:
                          min 525 score.

C- Mortgage currently delinquent 90 days or greater, or greater than 1x90 in the last 12 months, may be considered on an exception basis.
           Approval is required from executive management with the following restrictions: owner occupied properties, full income documentation, maximum $1,000 cash out, no foreclosure bailouts, maximum 65% LTV, letter of explanation required.

                      Lite Documentation and Stated Income

           Maximum                                                                     Maximum Loan-To-Value Ratios
           Mortgage                         Time Elapsed                       Owner Occupied          Non-Owner Occupied     Max
           Delinquencies                    Since                                  Rate/                     Rate/           Debt to
Credit     During Last                      Bankruptcy or     Property             Term   Cash-Out           Term   Cash-Out Income
Level      Year           Consumer Credit   Foreclosure       Type        Purch    Refi   Refi      Purch    Refi   Refi     Ratios
A+          0x30            2x30; min      4 years since    SRF/PUD       80/20   80/20     80/20    N/A      N/A      N/A     45%
                            640 credit     Bankruptcy
                            score.         discharge or
                                           Foreclosure.

A           0x30            2x30; min      3 years since    SFR/PUD 2     90%     90%        90%     N/A      N/A      N/A     45%-
                            640 credit     Bankruptcy       unit          80%     90%        90%     N/A      N/A      N/A     55%
            0x30            score.         discharge or     SFR/PUD 2     85%     85%        85%     N/A      N/A      N/A     45%-
                            Min 625        Foreclosure.     unit          80%     85%        85%     N/A      N/A      N/A     55%
                            credit
            1x30 not        score. 2x30                     SFR, PUD, 2   80%     80%        80%     70%      70%      70%     45%-
            rolling         or 650 score.                   unit Condo    75%     75%        75%     65%      65%      65%     55%
                            4x30; min                       3-4 unit      70%     70%        70%     60%      60%      60%
                            600 credit
                            score. Past
                            due accounts
                            must be
                            brought
                            current or
                            paid

A-          2x30; rolling   4x30; min      2 years since    SFR/PUD,      80%     80%        80%     70%      70%      70%     45%-
            30's OK         575 credit     Bankruptcy       2 unit        75%     75%        75%     65%      65%      65%     55%
                            score. 80%     discharge. 3                   65%     65%        65%     55%      55%      55%
                            LTV: min 625   years since      Condo 3-4
                            credit         Foreclosure.     unit
                            score. Past
                            due accounts
                            must be
                            brought
                            current or
                            paid

B           4x30 or 2x30    Min 575        18 months        SFR PUD,      75%     75%        75%     65%      65%      65%     45%-
            + 1x60;         credit         since            2 unit        70%     70%        70%     60%      60%      60%     55%
            rolling 30's    score.         Bankruptcy       Condo 3-4     60%     60%        60%     50%      50%      50%
            OK.             Average with   discharge. May   unit
                            60-day lates   consider
                            and isolated   performing
                            90-day         Chapter 13 on
                            lates.         a case by case
                            Majority of    basis. 2 years
                            trades must    since
                            be current.    Foreclosure.
                            Past due
                            accounts
                            must be
                            brought
                            current or
                            paid

In addition to the core programs described above, Accredited offers the following higher LTV/CLTV programs:

90% LTV Full Documentation First Mortgage Program. This program offers higher LTV's, greater than 90% and up to 104% LTV, for owner-occupied first mortgages. This program is restricted to full income documentation for both salaried and self-employed borrowers, with 24 months' personal bank statement income for self-employed borrowers allowed under certain circumstances. The borrower's mortgage and consumer history is carefully reviewed, with a minimum credit score of 580 for up to 100% LTV and a minimum credit score of 620 for greater than 100% LTV.

Non-Owner Occupied First Mortgages Greater Than 80% LTV. This program offers a maximum 90% LTV first mortgage for non-owner occupied properties. Standard full income documentation is required, with a minimum credit score of 640 for up to 85% LTV and a minimum credit score of 680 for LTVs between 85% and 90%. Mortgages on all properties must have no late payments in the last 12 months, with a consumer credit maximum of two 30-day late payments in the last 12 months. No bankruptcy or foreclosure during the preceding five years is allowed. This program allows single-family and detached PUD properties up to 90% LTV, with condominiums and townhomes allowed up to 85% LTV. Two-unit properties may be considered up to 85% LTV on a case-by-case basis.

Exceptions

      Accredited may allow exceptions to its underwriting guidelines in accordance with Accredited's established exception policy. Exceptions may be allowed based upon the presence of compensating factors such as a low LTV, demonstrated pride of ownership and stability of employment. A substantial number of the mortgage loans in both groups were originated pursuant to Accredited's exception policy.

Delinquency and Loan Loss Experience

The following table sets forth certain information regarding the delinquency, foreclosure, REO and loss experience with respect to mortgage loans serviced by Accredited for the periods indicated.

                           Delinquency and Foreclosure

                                                        As of December 31,
                 -------------------------------------------------------------------------------------------------
                                                       (dollars in thousands)

                 Principal Balance       Percentage    Principal Balance           Percentage    Principal Balance
                 -----------------       ----------    -----------------           ----------    -----------------
Total
servicing                  $______                               $______                 ____              $______
portfolio
Delinquency
   30 - 59                  ______             ____               ______                 ____               ______
   days
   60 - 89                  ______             ____               ______                 ____               ______
   days
   90 + days                ______             ____               ______                 ____               ______

Foreclosures                ______             ____               ______                 ____               ______

Total                       ______             ____               ______                 ____               ______
delinquencies
and
foreclosures

Real estate                 ______             ____               ______                 ____               ______
owned (1)

Annual                      ______             ____               ______                 ____               ______
losses on
servicing
portfolio (2)

                                                As of
                                  ----------------------------------
                    Percentage    Principal Balance       Percentage
                    ----------    -----------------       ----------
Total
servicing                 ____              $______             ____
portfolio
Delinquency
   30 - 59                ____               ______             ____
   days
   60 - 89                ____               ______             ____
   days
   90 + days              ____               ______             ____

Foreclosures              ____               ______             ____

Total                     ____               ______             ____
delinquencies
and
foreclosures

Real estate               ____               ______             ____
owned (1)

Annual                    ____               ______             ____
losses on
servicing
portfolio (2)

----------

(1) Based on the aggregate principal balance of the mortgage loans secured by mortgaged properties the title to which has been acquired through foreclosure, deed in lieu or foreclosure or similar process.
(2) Percentages based upon average monthly servicing portfolio. Annualized for the three months ended ___________, 20__.

                               The Subservicer

      ___________ (the "Subservicer") will act as Subservicer for the mortgage loans. The Subservicer is an indirect subsidiary of __________, a ____________.

      As of June 30, 1996, the Subservicer and its subsidiaries were servicing approximately _________ mortgage loans that were originated by the Subservicer representing an aggregate outstanding principal balance of approximately $___________. The Subservicer also services approximately ________ mortgage loans representing an aggregate outstanding principal balance of approximately $___________ which loans were not originated by the Subservicer and are being serviced for third parties on a contract servicing basis.

      The Certificates will not represent an interest in or obligation of, nor are the mortgage loans guaranteed by the Subservicer, nor will they be insured or guaranteed by the FDIC or any other governmental agency or instrumentality.

                         Description Of The Certificates

      Mortgage Loan Asset-Backed Certificates, Series 20__-_ consisting of the Offered Certificates, the Class B Certificates and the Class R Certificates issued pursuant to a pooling and servicing agreement dated as of _____, 20__ among the master servicer, the sponsor and the trustee. Only the Offered Certificates are offered hereby.

      The Group I Certificates will represent undivided ownership interests in fixed-rate mortgage loans which comprise the group I mortgage loans and the Group II Certificates will represent undivided ownership interests in the adjustable-rate mortgage loans which comprise the group II mortgage loans.

      The Offered Certificates are issuable in original principal amounts of $1,000 and integral multiples thereof, except that one Certificate for each Class of Offered Certificates may be issued in a lesser amount.

Book-Entry Registration of the Offered Certificates

      The Offered Certificates will be Book-Entry Certificates. The beneficial owners may elect to hold their Offered Certificates through DTC in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems ("Participants"), or indirectly through organizations which are Participants in such systems. The Book-Entry Certificates will be issued in one or more certificates per Class of Offered Certificates which in the aggregate equal the principal balance of such Offered Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. will act as depositary for CEDEL and Morgan Guaranty Trust Company of New York will act as depositary for Euroclear.

      Transfers within DTC, CEDEL or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through CEDEL or Euroclear, on the other, will be effected in DTC through the relevant depositary of CEDEL or Euroclear, respectively. Except as described under "Description of the Securities - Form of Securities" in the prospectus, no beneficial owner will be entitled to receive a Definitive Certificate. Unless and until Definitive Certificates are issued, it is anticipated that the only "owner" of such Offered Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be owners as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through Participants and DTC.

            For information with respect to book-entry procedures relating to the certificates, see "Description of the Securities-Form of Securities" in the prospectus.

Original Certificate Principal Balances

      The original Class A-1 Certificate Principal Balance is expected to be $__________ and the original Class A-2 Certificate Principal Balance is expected to be $__________. In the event that the sponsor does not, as of the closing date, have the full amount of mortgage loans which the sponsor expects to sell to the trust on such date (i.e., $_______________ with respect to group I and $_______________ with respect to group II) the sponsor will reduce the amounts of the Offered Certificates (which, if such reduction relates to group I will be a pro rata reduction in each Class of Offered Certificates); the sponsor does not expect that the original principal amount of any Class of Offered Certificates will increase or decrease by more than 5% as a result of such non-delivery. Even if the full expected amount of mortgage loans is delivered, certain adjustments (plus or minus 5%) may occur in the Class sizes.

Pass-Through Rates

      The Class A-1 Pass-Through Rate will be _____%. The Class A-2 Pass-Through Rate will be equal to the lesser of (i)(a) with respect to any distribution date which occurs on or prior to the Step-Up Distribution Date, the One-Month LIBOR (calculated as described under "Description of the Certificates -- Calculation of LIBOR" below) plus ____% per annum or (b) with respect to any distribution date thereafter, One-Month LIBOR plus ____% per annum and (ii) the Class A-2 Available Funds Pass-Through Rate for such distribution date.

      If, on any distribution date, there is a supplemental interest amount calculated for any distribution date, the owners of certain of the Class R Certificates have agreed to pay such amount. If the full amount of the supplemental interest amount is not paid on a distribution date, then the amount not paid will accrue interest at the Class A-2 Formula Pass-Through Rate until such amount is paid on subsequent distribution dates.

      The Certificate Insurer does not guarantee the payment of, nor do the ratings assigned to the Class A-2 Certificates address the likelihood of the payment of, any supplemental interest amount.

      The "Class A-2 Available Funds Pass-Through Rate," as of any distribution date, equals an amount, expressed as a per annum rate, equal to (a)(i) the aggregate amount of interest due and collected or advanced on all of the group II mortgage loans for the related remittance period plus the Subordination Reduction Amount for group II, if any, for such distribution date minus (ii) the aggregate of the servicing fee and the trustee's fee and the premium due to the Certificate Insurer, in each case relating to group II, on such distribution date and minus (iii) commencing on the ___th distribution date following the closing date, an amount equal to ____% per annum times the aggregate principal balance of the group II mortgage loans as of the beginning of such related remittance period, divided by (b) the Class A-2 Certificate Principal Balance immediately prior to such distribution date calculated on the basis of a 360 day year and the actual number of days elapsed.

      The "Step-Up distribution date" is the second distribution date which follows the Clean-Up Call Date.

                                  Distributions

      Distributions on the Certificates are required to be made on the twenty-fifth day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day (each, a "distribution date") commencing on September 25, 1996, to the owners of record. The owners of record shall be such owners of the Certificates as of the last day of the calendar month immediately preceding the calendar month in which such distribution date occurs, whether or not such day is a Business Day (each a "Record Date") in an amount equal to the product of such owner's Percentage Interest and the amount distributed in respect of such owner's Class of such Certificates on such distribution date.

Distributions of Interest

      On each distribution date, the interest due with respect to each Class of Offered Certificates (the "Class A Interest Distribution Amount") will equal, in the case of the Class A-1 Certificates, the interest due with respect to the Class A-1 Certificates, and will be the interest which has accrued thereon at the Class A-1 Pass-Through Rate during the calendar month immediately preceding the calendar month in which such distribution date occurs, and, in the case of the Class A-2 Certificates, the interest which has accrued thereon at the Class A-2 Pass-Through Rate from the preceding distribution date (or from the closing date? in the case of the first distribution date) to and including the day prior to the current distribution date, in each case, together with any unpaid interest shortfalls relating to such Class from prior periods; the Class A Interest Distribution Amount for the Class A-2 Certificates will not include any supplemental interest amount. Each period referred to in the prior sentence relating to the accrual of interest is the "Accrual Period" for the related Class of Offered Certificates.

      Calculations of interest on the Class A-1 Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months; all calculations of interest on the Class A-2 Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period, divided by 360.

Distribution of Principal

      The owners of each Class of Offered Certificates will be entitled to receive certain monthly distributions of principal on each distribution date which generally reflect collections of principal during the prior calendar month. On each distribution date until the Certificate Principal Balance for a Class of Offered Certificates has been reduced to zero, the owners of each Class of Offered Certificates will be entitled to receive 100% of the Principal Distribution Amount with respect to the related mortgage loan group.

      The "Principal Distribution Amount" for each mortgage loan group will generally equal the amount of principal due or collected with respect to the related mortgage loans on account of scheduled payments due during the related remittance period, principal prepayments made during the related remittance period, the purchase or repurchase of mortgage loans required to be purchased or repurchased during the related remittance period, Substitution Amounts due with respect to mortgage loans substituted during the related remittance period and mortgage loans which became liquidated mortgage loans during the related remittance period, plus any Class B Interest to be applied to the Certificate Principal Balance of the related Class of Offered Certificates pursuant to the subordination provisions discussed below minus the amount of any excess subordination previously created pursuant to such subordination provisions.

      In no event will the Class A Principal Distribution Amount for any class of Offered Certificates and distribution date be less than zero or be greater than the then-outstanding Certificate Principal Balance of the related Class of Offered Certificates.

      The subordination provisions of the pooling and servicing agreement will result in a limited acceleration of principal payments to the owners of each Class of Offered Certificates. Such subordination provisions are more fully described under "Description of the Certificates -- Subordination of Class B Certificates" and "Description of the Certificates -- Cross Collateralization Provisions." Such subordination provisions also have an effect on the weighted average lives and the yields to maturity of the Offered Certificates. See "Yield and Maturity Considerations herein and in the prospectus."

      The amount of any loss on a "liquidated mortgage loan", i.e., a defaulted mortgage loan as to which the master servicer has determined that all amounts that it expects to recover on such mortgage loan have been recovered (exclusive of any possibility of a deficiency judgment), may or may not be recovered by the owners of the related Class of Offered Certificates on the distribution date which immediately follows the event of loss. However, the owners of the Offered Certificates are ultimately entitled to recovery of any such loss (each, a "Realized Loss") which occur in the related mortgage loan group. Such ultimate recovery will be in the form of an Insured Payment if not covered by the application of Class B Interest from the related mortgage loan group or the other mortgage loan group.

Distributions and Insured Payments With Respect to of the Offered Certificates

      No later than the third Business Day prior to each distribution dates the trustee will be required to determine the amount for each mortgage loan group, with respect to each group Available Funds which will be on deposit in the distribution account on such distribution date (after taking into account any amounts transferred as a result of the cross- collateralization mechanics described below under "-- Cross Collateralization Provisions"). If the Insured Distribution Amount for any Class of Offered Certificates on any distribution date exceeds the related Available Funds for such distribution date, the trustee will be required to draw the amount of such insufficiency from the Certificate Insurer under the Certificate Insurance Policy. Amounts which cannot be distributed to the owners of the Certificates as a result of proceedings under the United States Bankruptcy Code or similar insolvency laws will not be considered in determining the amount of Available Funds with respect to any group or any distribution date.

      On each distribution date, and following the making by the trustee of all allocations, transfers and deposits heretofore described, from amounts (including any related Insured Payment) then on deposit in the distribution account, the trustee will be required to distribute to the owners of each Class of Offered Certificates the Class A Distribution Amount with respect to such Class for such distribution date.

Calculation of LIBOR

      On the second Business Day preceding each distribution date or, in the case of the first Accrual Period, on the second Business Day preceding the closing date (each such date, an "Interest Determination Date"), the trustee will determine One-Month LIBOR for the next Accrual Period for the Class A-2 Certificates on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date. As used in this section, "Business Day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Reuters Screen LIBO page" means the display designated as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks); and "Reference Banks" means leading banks selected by the trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the Interest Determination Date in question, (iii) which have been designated as such by the trustee and (iv) not controlling, controlled by, or under common control with, the sponsor.

      On each Interest Determination Date, One-Month LIBOR for the related Accrual Period for the Class A-2 Certificates will be established by the trustee as follows:

      (a) If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period for the Class A-2 Certificates shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

      (b) If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period for the Class A-2 Certificates shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum that the trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the trustee can determine no such arithmetic mean, (ii) the lowest one-month U.S. dollar lending rate which New York City banks selected by the trustee are quoting on such Interest Determination Date to leading European banks.

      The establishment of One-Month LIBOR on each Interest Determination Date by the trustee and the trustee's calculation of the rate of interest applicable to the Class A-2 Certificates for the related Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning the trustee at (212) 250- 6000.

Subordination of Class B Certificates

      The Class B Certificates are subordinated to the Class A Certificates. Such subordination is intended to enhance the likelihood that the owners of the Class A Certificates will receive full and timely receipt of all amounts due to them.

      Under the terms of the pooling and servicing agreement, the excess of the aggregate principal balance of the mortgage loans in each group over the Certificate Principal Balance for the related Class A Certificates will be required to be maintained at certain levels (which levels may vary over time) over the life of the transaction, which levels are specified by the Certificate Insurer. For each group, the actual amount of this excess is the "Subordinated Amount", and the specified target amount of the excess at a point in time is the "Specified Subordinated Amount".

      The Certificate Insurer may permit the reduction of the Specified Subordinated Amount without the consent of, or the giving of notice to, the owners of the related Class A Certificates; provided, that the Certificate Insurer is not then in default; and provided, further, that such reduction would not change materially the weighted average life of the related Class A Certificates or the current rating thereof.

      The Class B Certificates are generally entitled to receive all excess interest available on any distribution date for the related mortgage loan group, i.e., the interest remitted by the master servicer to the trustee relating to the prior remittance period (which interest remittance is itself net of the aggregate monthly servicing fee) less the interest due and payable to the owners of the related Class A Certificates, together with the fees and premium due and payable to the trustee and the Certificate Insurer (such interest to which the related Class B Certificates are entitled, the "Class B Interest" for the related mortgage loan group).

      On each distribution date, the Class B Interest will be used, to the extent available, to fund any shortfalls in amounts due to the owners of the related Class A Certificates on such distribution date. In addition, to build each group's Subordinated Amount to the initial Specified Subordinated Amount for the group, and, to the extent that the related Specified Subordinated Amount increases or "steps up" due to the effect of the triggers set forth in the definition thereof or if, due to Realized Losses, the related Subordinated Amount has been reduced below the related Specified Subordinated Amount, the pooling and servicing agreement requires that Class B Interest be used to make payments of principal to the owners of the related Class A Certificates for the purposes of accelerating the amortization thereof relative to the amortization of the mortgage loans in the related mortgage loan group. Such accelerated payments of principal will be made to the extent necessary to increase the related Subordinated Amount to its then-applicable Specified Subordinated Amount. The extent to which, on any distribution date, the actual related Subordinated Amount is less than the related Specified Subordinated Amount, a "Subordination Deficiency". To the extent, on any distribution date, the actual Subordinated Amount for a mortgage loan group exceeds the then-applicable Specified Subordinated Amount for such group, the excess will reduce the Principal Distribution Amount otherwise payable with respect to the related Class A Certificates and will be distributable with respect to the related Class B Certificates to the extent of funds otherwise available for the payment of principal with respect to the related Class A Certificates.

Cross Collateralization Provisions

      Under the terms of the pooling and servicing agreement, the Class B Interest generated by group I may be used to fund certain shortfalls with respect to the group II and vice versa, provided that such Class B Interest must first be applied to fund certain required payments with respect to the related mortgage loan group. Specifically, the Class B Interest generated by one mortgage loan group is to be applied in the following order of priority: (i) first, to fund a Subordination Deficit in the related mortgage loan group; (ii) second, to fund a Subordination Deficit or interest shortfall in the other mortgage loan group; (iii) third, to fund a Subordination

Deficiency in the related mortgage loan group and (iv) fourth, to fund a Subordination Deficiency with respect to the other ------ mortgage loan group.

                        The Certificate Insurance Policy

      The following information has been supplied by the Certificate Insurer for inclusion in this prospectus supplement.

      The sponsor will obtain a Certificate Insurance Policy, issued by the Certificate Insurer, in favor of the owners of the Offered Certificates. The Certificate Insurance Policy provides for 100% coverage of the Insured Distribution Amount with respect to each Class of Offered Certificates.

      The Certificate Insurance Policy unconditionally guarantees the payment of Insured Payments on the Offered Certificates. The Certificate Insurer is required to make Insured Payments to the trustee as paying agent on the later of the distribution date or on the business day next following the day on which the Certificate Insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the trustee that an Insured Payment is due.

      Each owner of a Class A Certificate which pays to the bankruptcy court as a "voidable preference" under the United States Bankruptcy Code any amounts ("Preference Amounts") theretofore received by such owner on account of such Class A Certificate will be entitled to receive reimbursement for such amounts from the Certificate Insurer, but only after (i) delivering a copy to the trustee of a final, nonappealable order (a "Preference Order") of a court having competent jurisdiction demanding payment of such amount to the bankruptcy court and (ii) assigning such owner's claim with respect to such Preference Order to the Certificate Insurer. In no event shall the Certificate Insurer pay more than one Insured Payment in respect of any Preference Amount.

      The Certificate Insurance Policy is non-cancelable.

THE CERTIFICATE INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/ CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

      The Certificate Insurer's obligation under the Certificate Insurance Policy will be discharged to the extent that funds are received by the trustee for distribution to the Class A Certificateholders, whether or not such funds are properly distributed by the trustee.

      The Certificate Insurance Policy does not guarantee to the owners of the Offered Certificates any specific rate of prepayments of principal of the mortgage loans. Also, the Certificate Insurance Policy does not guarantee the payment of any supplemental interest amount.

      Pursuant to the pooling and servicing agreement, the Certificate Insurer is subrogated to the rights of the owners of the Offered Certificates to the extent of any such payment under the Certificate Insurance Policy.

                             The Certificate Insurer

            [_______________]

                       The Pooling and Servicing Agreement

      In addition to the provisions of the pooling and servicing agreement summarized elsewhere in this prospectus supplement and the prospectus, there is set forth below a summary of certain other provisions of the pooling and servicing agreement.

Formation of the Trust

      The trust will be created and established pursuant to the pooling and servicing agreement on the closing date. On such date, the sponsor will sell without recourse the mortgage loans to the trust and the trust will issue the Offered Certificates to the owners thereof.

      The property of the trust shall include all money, instruments and other property to the extent such money, instruments and other property are subject or intended to be held in trust for the benefit of the owners, and all proceeds thereof, including, without limitation, (i) the mortgage loans, (ii) such amounts, including Eligible Investments, as from time to time may be held by the trustee in the distribution account and by the master servicer in the collection account (except as otherwise provided in the pooling and servicing agreement), each to be created pursuant to the pooling and servicing agreement, (iii) any mortgaged property, the ownership of which has been effected on behalf of the trust as a result of foreclosure or acceptance by the master servicer of a deed in lieu of foreclosure and that has not been withdrawn from the trust, (iv) any insurance policies relating to the mortgage loans and any rights of the sponsor under any insurance policies, and (v) the Certificate Insurance Policy with respect to the Offered Certificates.

      [The pooling and servicing agreement also establishes an account, the "Supplemental Interest Account," which is held in trust by the trustee, but does not constitute a part of the trust. The Supplemental Interest Account will hold certain amounts and other property relating to the funding of supplemental interest amounts, if any.]

Sale of Mortgage Loans

      Pursuant to the pooling and servicing agreement, the sponsor on the closing date and on each Subsequent Transfer Date will sell without recourse to the trustee in trust all right, title and interest of the sponsor in each mortgage loan listed on the schedule delivered to the trustee on the closing date and all its right, title and interest in all principal collected and all interest due on each such mortgage loan on or after the cut-off date.

      In connection with the sale of the mortgage loans on the closing date, the sponsor will be required to deliver to the trustee a file (a "mortgage loan file") consisting of, among other things, (i) the original mortgage certificates, duly endorsed to the trustee, (ii) originals or certified copies of all intervening assignments, showing a complete chain of title from origination to the assignor under the assignment of the mortgage described in the following paragraph, with evidence of recording thereon, (iii) originals or certified copies of all assumption and modification agreements if any, and (iv) either: (a) the original mortgage, with evidence of recording thereon, (b) a true and accurate copy of the mortgage where the original has been transmitted for recording, until such time as the original is returned by the public recording office or (c) a copy of the mortgage certified by the public recording office in those instances where the original recorded mortgage has been lost or is permanently retained by the public recording office. The trustee will agree, for the benefit of the owners, to review each such file within 90 days after the closing date to ascertain that all required documents (or certified copies of documents) have been executed and received.

      The sponsor is additionally required to cause to be prepared and recorded, within 75 business days of the closing date (or, if original recording information is unavailable, within such later period as is permitted by the pooling and servicing agreement) assignments of the mortgages to the trustee, in the appropriate jurisdictions in which such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the sponsor; provided, however, that if the sponsor furnishes to the trustee and to the Certificate Insurer an opinion of counsel to the effect that no such recording is necessary to perfect the trustee's interests in the mortgages with respect to any of the jurisdictions in which time related mortgaged properties are located, then such recording will not be required with respect to such jurisdictions, or, at the election of the Certificate Insurer, any jurisdictions.

      Governing Law. The pooling and servicing agreement and each Certificate will be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

Termination of the Trust

      The pooling and servicing agreement will provide that the trust will terminate upon the earlier of (i) the payment to the owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts required to be paid such owners upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last mortgage loan or (b) the disposition of all property acquired in respect of any mortgage loan remaining in the trust, or (ii) any time when a Qualified Liquidation of the trust is effected.

Optional Termination

      By the Master Servicer. At its option, the master servicer acting directly or through one or more affiliates may determine to purchase from the trust all of the mortgage loans and other property then held by the trust at a price at least equal to the aggregate Certificate Principal Balances of all Offered Certificates plus the aggregate Class A Interest Distribution Amounts with respect thereto, and thereby effect early retirement of the Certificates, on any Remittance Date on and after the Clean-Up Call Date.

      Upon Loss of REMIC Status. Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in each case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the trust does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination, (i) the owners of a majority in Percentage Interest represented by the Offered Certificates then outstanding may direct the trustee to adopt a plan of complete liquidation with respect to the trust and
(ii) the Certificate Insurer may notify the trustee of the Certificate Insurer's determination to purchase from the trust all mortgage loans and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any mortgage loan then remaining in the trust, and thereby effect the early retirement of the Certificates. Upon receipt of such notice or direction, the trustee will be required to notify the owners of the Class R Certificates of the determination of the Certificate Insurer or the owners of the Offered Certificates to liquidate (the "Termination Notice"). The owners of a majority of the Percentage Interest represented by the Class R Certificates then outstanding may, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the trust all mortgage loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any mortgage loan then remaining in the trust as of the date of such purchase plus one month's interest on such amount at the weighted average Pass-Through Rate.

      If, during the Purchase Option Period, the owners of the Class R Certificates have not exercised the option described above, then upon the expiration of the Purchase Option Period the Certificate Insurer may purchase the trust estate within 60 days after the expiration of the Purchase Option Period or the trustee will sell the mortgage loans and distribute the proceeds of the liquidation thereof.

      [Following a Final Determination, the owners of a majority of the Percentage Interest represented by the Class R Certificates then outstanding may, at their option (and upon delivery to the trustee and the Certificate Insurer of an opinion of counsel experienced in Federal income tax matters to the effect that the effect of the Final Determination is to substantially increase the probability that the gross income of the trust will be subject to federal taxation), purchase from the trust all mortgage loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any mortgage loan then remaining in the trust estate at a purchase price equal to the aggregate Class A Certificate Principal Balance as of the date of such purchase plus interest accrued on the Offered Certificates since the prior distribution date at the weighted average Pass-Through Rate. The pooling and servicing agreement provides that the foregoing opinion shall be deemed satisfactory unless a majority of the Percentage Interest of the Offered Certificates give the owners of the Class R Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.]

                    Material Federal Income Tax Consequences

      The following discussion of certain material anticipated federal income tax consequences of the purchase, ownership and disposition of the Offered Certificates is to be considered only in connection with "Material Federal Income Tax Consequences" in the prospectus. The discussion herein and in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates.

REMIC Elections

      The trustee will cause one or more REMIC elections to be made with respect to certain specified assets of the trust for federal income tax purposes. Qualification as a REMIC requires ongoing compliance with certain conditions. Dewey Ballantine, special tax counsel, will advise that, in its opinion, for federal income tax purposes, assuming the REMIC elections are made and compliance with the pooling and servicing agreement, each Class of the Group I Certificates and the Group II Certificates will be treated as a "regular interest" in a REMIC.

      For federal income tax purposes, regular interests in a REMIC are treated as debt instruments issued by the REMIC on the date on which those interests are created, and not as ownership interests in the REMIC or its assets. owners of Offered Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to such Offered Certificates under an accrual method. The Offered Certificates may be issued with original issue discount for federal income tax purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount on the Offered Certificates is 100% of the prepayment assumption. No representation is made that any of the mortgage loans will prepay at such rates or any other rate. See "Yield and Maturity Considerations" herein and "Material Federal Income Tax Consequences -- Discount and Premium" in the prospectus.

The Class A-2 Certificates

      The beneficial owners of the Class A-2 Certificates and the related rights to receive supplemental interest amounts will be treated for tax purposes as owning two separate investments: (i) the Class A-2 Certificates without the right to receive supplemental interest amounts and (ii) the right to receive the supplemental interest amounts. The owners of the Class A-2 Certificates must allocate the purchase price of their Certificates between these two investments based on their relative fair market values. The purchase price allocated to the first investment will be the issue price of the Class A-2 Certificates for calculating accruals of OID (if any). See "Material Federal Income Tax Consequences -- Discount and Premium" in the prospectus.

      A beneficial owner of a Class A-2 Certificate and the related rights to receive supplemental interest amounts will be treated for federal income tax purposes as having entered into a notional principal contract on the date that it purchases its Certificate. Treasury Regulations under Section 446 of the Internal Revenue Code (the "Code") relating to notional principal contracts (the "Notional Principal Contract Regulations") provide that taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting. Any supplemental interest amounts will be periodic payments. Income with respect to periodic payments under a notional principal contract for a taxable year should constitute ordinary income. The purchase price allocated to the right to receive the related supplemental interest amounts will be treated as a nonperiodic payment under the Notional Principal Contract Regulations. Such a nonperiodic payment may be amortized using several methods, including the level payment method described in the Notional Principal Contract Regulations.

      The right to receive the supplemental interest amounts will not constitute: (i) a "real estate asset" within the meaning of Section 858(c)(5)(A) of the Code if held by a real estate investment trust; (ii) a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code or a "permitted investment" within the meaning of Section 860G(a)(5) of the Code if held by a REMIC; or (iii) assets described in Section 7701(a)(19)(C)(xi) of the Code if held by a thrift. Moreover, other special rules may apply to certain investors, including dealers in securities and dealers in notional principal contracts.

Taxation of Foreign Investors

      Distributions made on an Offered Certificate to, or on behalf of, a beneficial owner that is not a U.S. Person generally will be exempt from United States federal income and withholding taxes. See "Material Federal Income Tax Consequences -- Foreign Investors -- Grantor Trust Securities and REMIC Regular Securities" in the prospectus. In addition, a beneficial owner that is not a U.S. Person generally will be exempt from United States federal income and withholding taxes on any supplemental interest amounts.

                             ERISA Considerations

      ERISA and the Code impose certain prohibitions, duties and requirements on pension, profit sharing and other employee benefit plans contemplating investment in the Offered Certificates, and the United States Department of Labor (the "DOL") has issued to the Underwriter individual prohibited transaction exemptions, (the "Exemptions"), which generally exempt from the applicable provisions of ERISA and the Code, certain transactions with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemptions. The loans covered by the Exemptions include mortgage loans such as the mortgage loans. See "ERISA Considerations" in the prospectus.

      Any person purchasing a Class A-2 Certificate and the related right to receive supplemental interest amounts will have acquired, for purposes of ERISA and for federal income tax purposes, such Class A-2 Certificate without the right to receive the supplemental interest amounts, together with the right to receive the supplemental interest amounts. The Exemptions do not apply to the acquisition, holding or resale of the right to receive the supplemental interest amounts. Accordingly, the acquisition of the right to receive the supplemental interest amounts by a Plan could result in a prohibited transaction unless another administrative exemption to ERISA's prohibited transaction rules is applicable. One or more alternative exemptions may be available with respect to certain prohibited transaction rules of ERISA that might apply in connection with the initial purchase, holding and resale of the right to receive the supplemental interest amounts, including, but not limited to: (i) Prohibited Transaction Class Exemption ("PTCE") 91-38, regarding investments by bank collective investment funds; (ii) PTCE 90-1, regarding investments by insurance company pooled separate accounts; (iii) PTCE 84-14, regarding transactions negotiated by qualified professional asset managers; or (iv) PTCE 75-1, Part II, regarding principal transactions by broker-dealers (the "Principal Transactions Exemption"). It is believed that the conditions of the Principal Transactions Exemption will be met with respect to the acquisition of a right to receive the supplemental interest amounts by a Plan, so long as the Underwriter is not a fiduciary with respect to the Plan (and is not a party in interest with respect to the Plan by reason of being a participating employer or affiliate thereof). Before purchasing Class A-2 Certificates based on an administrative exemption (or exemptions), a fiduciary of a Plan should determine whether the conditions of such exemption (or exemptions) would be met and whether the scope of the relief provided by such exemption (or exemptions) would cover all acts that might be construed as prohibited transactions.

      Prospective Plan investors in the Offered Certificates should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemptions, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio. See "ERISA Considerations" in the prospectus.

                                     Ratings

      It is a condition of the original issuance of the Offered Certificates that they receive ratings of AAA by Standard & Poor's and Aaa by Moody's. The ratings assigned to the Offered Certificates will be based on the claims-paying ability of the Certificate Insurer. The ratings issued by Standard & Poor's and Moody's on payments of principal and interest do not cover the payment of the supplemental interest amounts. Explanations of the significance of such ratings may be obtained from Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007 and Standard & Poor's Corporation, 25 Broadway, New York, New York 10004. Such ratings will be the views only of such rating agencies. There is no assurance that any such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the Offered Certificates.

                         Legal Investment Considerations

      Although upon their initial issuance all classes of Offered Certificates are expected to be rated AAA by Standard & Poor's and Aaa by Moody's, no class of the Offered Certificates will constitute "mortgage related securities" for purposes of SMMEA.

                                  Underwriting

      Under the terms and subject to the conditions set forth in the Underwriting Agreement for the sale of the Offered Certificates, dated ____________ between the sponsor and the Underwriter (the "Underwriting Agreement"), the sponsor has agreed to cause the trust to sell and the Underwriter has agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase the entire principal amount of each Class of Offered Certificates in the amounts as set forth below:

                     Class A-1                 Class A-2
                    Certificates             Certificates
                    ------------             ------------
Underwriter       Principal Amount         Principal Amount
-----------       ----------------         ----------------
[_____________]   $____________            $____________
                  ----------------         ----------------
Total             $____________            $____________

      The Underwriter has agreed to reimburse the sponsor for certain expenses of the issuance and distribution of the Offered Certificates.

      The Underwriter has informed the sponsor that they propose to offer the Offered Certificates for sale from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of the related sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the sponsor in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any commissions received by them and any profit on the resale of the Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

      The sponsor has agreed to indemnify the Underwriter against certain liabilities including liabilities under the Securities Act of 1933, as amended.

      The sponsor has been advised by the Underwriter that the Underwriter presently intends to make a market in the Offered Certificates, as permitted by applicable laws and regulations. The Underwriter is not obligated, however, to make a market in the Offered Certificates and such market-making may be discontinued at any time at the sole discretion of the Underwriter. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Offered Certificates.

                                     Experts

      The financial statements of [insert name of Certificate Insurer] included in this prospectus supplement in Appendix A, as of December _________ and _________ and for each of the years in the three year period then ended, have been included in reliance upon the report of [name of accounting firm], independent certified public accountants, appearing in Appendix A, upon the authority of such firm as experts in accounting and auditing.

                              Certain Legal Matters

      Certain legal matters relating to the validity of the issuance of the Certificates will be passed upon by Dewey Ballantine, New York, New York.

================================================================================

                            $_______________________

                      Accredited Mortgage Loan Trust 20_-_
                                     Issuer

                          Accredited Home Lenders, Inc.
                                     Sponsor

                          Accredited Home Lenders, Inc.
                                 Master Servicer

                              $___________________
                          ____% Class A_1 Certificates

                              $___________________
                      Variable_Rate Class A_2 Certificates

                            Asset_Backed Certificates
                                  Series 20_-_


                           --------------------------
                              PROSPECTUS SUPPLEMENT

                               _____________, 20__
                           --------------------------


                             ----------------------

================================================================================

                                     Part II

                     Information not Required in Prospectus

Item 14.    Other Expenses of Issuance and Distribution.

      Set forth bellow is an estimate of the amount of fees and expenses (other than underwriting discounts and commissions) to be incurred in connection with the offering of the Securities being registered under this Registration Statement.

         SEC Filing Fee............................ $      92.00
         Trustee's Fees and Expenses*..............    25,000.00
         Legal Fees and Expenses*..................   150,000.00
         Accounting Fees and Expenses*.............    75,000.00
         Printing and Engraving Expenses*..........   150,000.00
         Blue Sky Qualification and Legal
         Investments Fees and Expenses*............    30,000.00
         Rating Agency Fees*.......................    60,000.00
         Security Insurer's Fee*...................    50,000.00
         Miscellaneous.............................    20,000.00
             TOTAL................................. $ 560,092.00

      -------------------------
      * Estimated in accordance with Item 511 of Regulation S-K.

Item 15.    Indemnification of Directors and Officers.

      Each Pooling and Servicing Agreement or Sale and Servicing Agreement will provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Holders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties. Each Pooling and Servicing Agreement or Sale and Servicing Agreement will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such and related Securities.

      Section 317 of the California Corporations Code allows for the indemnification of officers, directors and other corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Act"). Article IV of the Registrant's Restated Articles of Incorporation (Exhibit 3.1 hereto) and Section 12 Article V of the Registrant's Bylaws (Exhibit 3.2 hereto) provide for indemnification of the Registrant's directors, officers, employees and other agents to the extent and under the circumstances permitted by the California Corporations Code.

      The forms of the Underwriting Agreement, to be incorporated by reference as Exhibit 1.1 and Exhibit 1.2 to this Registration Statement, provide that the registrant will indemnify and reimburse the underwriter(s) and each director, officer and controlling person of the underwriter(s) with respect to certain expenses and liabilities, including liabilities under the 1933 Act or other federal or state regulations or under the common law, which arise out of or are based on certain material misstatements or omissions in the Registration Statement. In addition, the Underwriting Agreements provide that the underwriter(s) will similarly indemnify and reimburse the registrant and each director, officer and controlling person of the registrant with respect to certain material misstatements or omission in the Registration Statement which are based on certain written information furnished by the underwriter(s) for use in connection with the preparation of the Registration Statement.

Item 16.    Exhibits

    1.1     Form of Underwriting Agreement (Notes).*
    1.2     Form of Underwriting Agreement (Certificates).*
    3.1     Articles of Incorporation of the Registrant.*
    3.2     By-Laws of the Registrant.*
    4.1     Form of Pooling and Servicing Agreement.*
    4.2     Form of Indenture.*
    4.3     Form of Trust Agreement.*
    4.4     Form of Surety Bond.*
    4.5     Form of Sale and Servicing Agreement.**
    5.1     Opinion of Dewey Ballantine LLP with respect to legality.**
    8.1     Opinion of Dewey Ballantine LLP with respect to tax matters.**
    23.1 Consents of Dewey Ballantine LLP are included in its opinions filed as Exhibits 5.1 and 8.1 hereto.

    * Incorporated by reference to the Registrant's registration statement, File No. 333-07219.
    **  Filed herewith.

Item 17.    Undertakings.

      A.    Undertaking in respect of indemnification.

      Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described above in Item 15, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by them is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

      B.    Undertaking pursuant to Rule 415.

      The Registrant hereby undertakes:

      (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) to include any prospectus required by Section 10(x)(3) of the Securities Act of 1933;

            (ii) to reflect in the Prospectus any fate or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

            (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement; provided, however, that paragraphs (i) and
            (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Issuer pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement;

      (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

      (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      C.    Undertaking in respect of incorporation by reference.

      The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      D.    Undertaking pursuant to Rule 430A.

      The Registrant hereby undertakes:

      (1) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in Reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 42h(b)(1) or
      (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

      (2) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   Signatures

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Diego, state of California, on the 18th day of October, 2002.

                                         Accredited Home Lenders, Inc.

                                         By:   /s/  James A. Konrath
                                             -------------------------
                                               James A. Konrath
                                               Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                          Title                  Date
            ---------                          -----                  ----

      /s/ James A. Konrath            Director and Chief        October 18, 2002
----------------------------------    Executive Officer
         James A. Konrath

      /s/ Ray W. McKewon              Director, Executive Vice  October 18, 2002
----------------------------------    President and Secretary
         Ray W. McKewon

      /s/ James H. Berglund           Director                  October 18, 2002
----------------------------------
         James H. Berglund

      /s/ Jody A. Gunderson           Director                  October 18, 2002
----------------------------------
         Jody A. Gunderson

      /s/ John M. Robbins, Jr.        Director                  October 18, 2002
----------------------------------
         John M. Robbins, Jr.

      /s/ John S. Buchanan            Chief Financial Officer   October 18, 2002
----------------------------------    (Principal Financial
         John S. Buchanan             Officer and Principal
                                      Accounting Officer)

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears above constitutes and appoints James A. Konrath, Ray W. McKewon and John S. Buchanan, and each of them, his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorney-in-fact and agent, acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                  Exhibit Index

    1.1     Form of Underwriting Agreement (Notes).*
    1.2     Form of Underwriting Agreement (Certificates).*
    3.1     Articles of Incorporation of the Registrant.*
    3.2     By-Laws of the Registrant.*
    4.1     Form of Pooling and Servicing Agreement.*
    4.2     Form of Indenture.*
    4.3     Form of Trust Agreement.*
    4.4     Form of Surety Bond.*
    4.5     Form of Sale and Servicing Agreement.**
    5.1     Opinion of Dewey Ballantine LLP with respect to legality.**
    8.1     Opinion of Dewey Ballantine LLP with respect to tax matters.**
    23.1 Consents of Dewey Ballantine LLP are included in its opinions filed as Exhibits 5.1 and 8.1 hereto.

    * Incorporated by reference to the Registrant's registration statement, File No. 333-07219.
    **  Filed herewith.